UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Life Funds

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President and General Counsel of Pacific Life Funds

700 Newport Center Drive, P.O. Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2011 - March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PACIFIC LIFE FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2012. Pacific Life Funds is comprised of twenty-eight funds, eight of which are included in this report, (each individually, a “fund” and collectively, the “funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, manages the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (PL Portfolio Optimization Funds), each of which is an asset allocation “fund of funds” and which invests in certain other funds (PL Underlying Funds) of Pacific Life Funds. PLFA supervises the management of the PL Underlying Funds which are only available for investment by the PL Portfolio Optimization Funds and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PL Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages the PL Floating Rate Income, PL Income and PL Money Market Funds under that name. The funds and the fund managers as of March 31, 2012 are listed below:

Fund	Fund Manager
PL Portfolio Optimization Conservative
PL Portfolio Optimization Moderate-Conservative
PL Portfolio Optimization Moderate	Pacific Life Fund Advisors LLC (PLFA)
PL Portfolio Optimization Moderate-Aggressive
PL Portfolio Optimization Aggressive

PL Floating Rate Income
PL Income	Pacific Asset Management
PL Money Market

We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Life Funds	Mary Ann Brown Chief Executive Officer Pacific Life Funds

A-1

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ Prospectus, as supplemented, which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.

The composite benchmarks are composed using the four broad-based indices for the PL Portfolio Optimization Funds. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.

PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the twelve-month period ended March 31, 2012. All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager. The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented and Statement of Additional Information, as supplemented as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the twelve-month period ended March 31, 2012)

Executive Summary

Markets faced turbulent conditions over the trailing twelve-month period ended March 31, 2012. Obstacles came from multiple areas of the world, and dealing with crises became a common event. Macroeconomic factors became the primary driver to performance over the reporting period, as markets moved on a “risk-on” and “risk-off” basis—riskier securities generally outperformed when macro headlines were positive, and conservative securities tended to outperform when news was negative. Despite the large market swings, the U.S. equity market finished the period with gains.

In the earlier months of the reporting period, markets endured a wave of geopolitical tension in the Middle East and Northern Africa (MENA) region, which ultimately led to regime changes in many of these nations. The uncertainty in the region caused commodity prices to move erratically. Both oil and gold prices fluctuated wildly throughout the reporting period.

The spotlight on the debt crisis in Europe also resurfaced during the reporting period. Global equity markets plummeted, as uncertainty was amplified in the eurozone countries in the third quarter of 2011. Further contributing to the volatility, news of a potential resolution caused equity markets to rally, whereas opposition to such propositions pushed markets back down. The lack of progress and uniformity in resolving the situation fueled the volatility in the global marketplace. U.S. politicians also contributed a fair share of disruption during the reporting period. Political debate became rampant as the parties prepared for the upcoming 2012 presidential election. The gridlock in Washington D.C. was clearly evident in the manner Congress handled fiscal planning. Instead of productively negotiating terms, political members fought over the fiscal budget plan without finding a clear resolution. Such a display triggered Standard & Poor’s to downgrade the U.S. credit rating from the highest rating of AAA down to AA+.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

While fundamental factors seemed to have been largely neglected when geopolitical concerns overwhelmed investors, the attractive valuations helped fuel a rally in the U.S. equity market during the latter half of the reporting period. The improved sentiments over the last two quarters helped offset the effects from the “flight-to-safety” (e.g. shift into U.S. Treasuries) that dominated the earlier part of the reporting period.

The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

After outpacing equities throughout much of 2011, the fixed income markets finished the reporting period slightly behind U.S. equities, particularly due to the late rally in the equity market. For the trailing twelve-month period ended March 31, 2012, the overall fixed income market, as measured by the Barclays U.S. Aggregate Bond Index gained 7.71%. During the challenging economic environment, long-term U.S. Treasuries led the bond market. The Barclays Long Term U.S. Treasury Index increased by 23.65% for the reporting period. Despite Standard & Poor’s downgrade of the U.S. credit rating, investors continued to shift assets into U.S. Treasuries during the volatile market environment. U.S. Treasury yields (which have an inverse relationship to prices) reached historic lows during the period, as the ten-year U.S. Treasury yield dipped below 2.00%. This phenomenon was partially supported by the Federal Reserve’s (Fed) stimulus plan called “Operation Twist.” This policy, which began in October 2011, is expected to run until June 2012 and entails selling approximately $400 billion in short-term U.S. Treasuries and using the funds to purchase long-term bonds. This effort seeks to keep long-term interest rates low and encourage borrowing.

While U.S. regulators continued to intervene, investors showed concerns abroad. European bonds (both sovereign and non-sovereign) were among the worst performing categories of the fixed income market. The jittery sentiment spilled into other sectors, which was reflected in widening credit spreads in the first half of the reporting period. During these months, riskier credits experienced a sharper increase in spreads, resulting in high yield bonds generally lagging behind investment grade credits. Spreads have narrowed in the latter half of the reporting period, which helped bridge some of the gap in performance between investment grade and high yield credits for the full reporting period. The securitized credit group (i.e. commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and asset-backed securities (ABS)) generally trailed the broad, fixed income market. Short-term credit returns barely budged in the reporting period, as the Fed continued to hold the Federal Funds (Fed Funds) rate near zero percent. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” have kept the short end of the yield curve relatively flat for approximately three years.

Domestic Equity

The domestic equity market plummeted in the first half of the reporting period but experienced a solid recovery in the latter half. Despite the sharp fall in the third quarter of 2011, the S&P 500 Index managed to finish the reporting period with an 8.54% gain. Risk adversity prevailed over this reporting period, as higher quality and conservative stocks generally performed better than their counterparts. In terms of market capitalization tiers, large-capitalization stocks outperformed small-capitalization stocks. Large-capitalization stocks (as measured by the Russell 1000 Index) returned 7.86%, whereas small-capitalization stocks (as measured by the Russell 2000 Index) fell 0.18% for the reporting period. Investors may have preferred more established companies that could better withstand the difficult economic conditions. Additionally, higher quality companies (as determined by those with lower debt-to-capital, higher return-on-equity, and higher profit margins) generally fared well during this reporting period. With respect to style, domestic growth stocks outpaced their value counterparts. Defensive sectors (which tend to have less sensitivity to economic cycles) generally performed better during the reporting period than cyclical sectors such as energy, materials and financials which returned -6.86%, -4.01% and -1.76%1, respectively. Higher yielding securities also performed well as investors searched for yield and income amid the low interest rate environment and the turbulent market conditions. In particular, the real estate investment trust (REIT) market delivered solid returns. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index returned 12.83% over the reporting period. Self storage and apartment REITs performed well, which may have been a result of a receding trend in homeownership rates. On the other hand, the riskier hotel segment continued to struggle.

International Equity

With much of the global concerns centering on Europe, the developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index dropped 5.77% for the reporting period. Similar to the U.S. equity market, foreign growth stocks fared better than their value counterparts. However, performance was relatively even among the market capitalization tiers for the reporting period. Although the sovereign debt problems have been concentrated in several, peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the lack of progress in finding a definitive solution has fed concerns to other regions around the world. Even China has expressed concerns over its exports to Europe as the export-led country has begun to refocus on growth over inflation. Many emerging market countries had been addressing inflationary pressures by raising interest rates in 2011. However, such measures may have had additional downward pressure on their respective stock markets as the MSCI Emerging Markets Index fell 8.80% for the period.

[1]	Source: Standard & Poor’s.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Concluding Remarks

The trailing twelve-month period repeated another period of volatility. In such environments, many investors seek shelter in U.S. Treasuries. Despite the harsh conditions, the S&P 500 Index managed to climb out of negative territory toward the end of 2011 and maintained its upward momentum throughout the first quarter of 2012. Foreign equity markets experienced some recovery in early 2012, but the continuing difficulties in Europe may cause some drag on market performance in the near future. Conditions in the U.S. have shown slight signs of stabilization—albeit still a distance from normalization. Housing starts have slowly trended in a positive direction, but levels remain well below the historical average. Similarly, the unemployment rate continues to fall but lingers at an elevated level. On a brighter side, corporate profits continue to rise to all-time highs.

The debt crisis in Europe, which began in late 2009, became the primary focus throughout the reporting period. The lack of collaboration in resolving the problem reverberated throughout the global marketplace. Wild swings in the global market had become a frequent occurrence in recent quarters. Although economic reports indicate that the U.S. economy is healing modestly, it continues to deal with its fair share of uncertainty. As noted earlier in this discussion, political disorder had contributed to the fluctuation in the U.S. marketplace, and heading into 2012 with the next U.S. presidential election on the horizon, political debate has become extensive. Congress continues to quarrel over issues instead of collaborating to fix the economy. While this may create additional noise in the marketplace, fundamental factors provide some support as valuation levels continue to look fairly attractive compared to long-term historical levels, and corporate balance sheets appear healthy with relatively low debt levels and high cash positions. Markets will likely remain sensitive to various factors as developed economies go through this prolonged de-leveraging cycle. As investors continue to deal with a balance between negative headline events and hints of positive statistics, markets could continue to display erratic trends.

PL Portfolio Optimization Funds

The Portfolio Optimization Funds are five, risk-based funds that commenced operations on December 31, 2003. Each of the PL Portfolio Optimization Funds invests a specified target amount in the PL Underlying Funds of the Pacific Life Funds to accomplish the risk/return profile that corresponds to the respective PL Portfolio Optimization Fund. Each PL Portfolio Optimization Fund seeks to optimize returns for a given level of risk (or minimize risk for a given level of return).

Performance

Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the PL Underlying Funds in which each invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each fund’s performance.

In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices is shown in the following table. The PL Underlying Funds’ performance listed is net of fund expenses.

Broad-Based Indices	One-Year Performance (as of 3-31-12)
S&P 500 Index (U.S. Stocks)	8.54%
Morgan Stanley Capital International (MSCI) EAFE Index (International Stocks)	-5.77%
Barclays U.S. Aggregate Bond Index (Fixed Income)	7.71%
BofA Merrill Lynch U.S. 3-Month T-Bill (Cash)	0.06%

It should be noted that the benchmark indices for the PL Underlying Funds may differ from the PL Portfolio Optimization Funds’ broad-based indices.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The PL Portfolio Optimization Funds had investments in the following PL Underlying Funds, which were some of the primary contributors to performance relative to the indices. Not all of the PL Underlying Funds were represented in each of the models, and the allocation of each of the funds within the models did vary:

PL Underlying Funds	One-Year Performance (as of 3-31-12)
PL Large-Cap Growth ‘P’	13.65%
PL Main Street Core ‘P’	12.12%
PL Inflation Managed ‘P’	11.11%
PL Real Estate ‘P’	10.62%
PL Large Cap Value ‘P’	8.21%

The PL Portfolio Optimization Funds had investments in the following PL Underlying Funds, which were some of the primary detractors to performance relative to the indices. Not all of the PL Underlying Funds were represented in each of the models, and the allocation of each of the funds within the models did vary:

PL Underlying Funds	One-Year Performance (as of 3-31-12)
PL Mid-Cap Equity ‘P’	-1.17%
PL Mid-Cap Growth ‘P’	-1.08%
PL Small-Cap Growth ‘P’	-0.34%
PL Small-Cap Value ‘P’	1.19%
PL Short Duration Bond ‘P’	1.62%

PL Portfolio Optimization Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 4.80%, compared to a 7.71% return for the Barclays U.S. Aggregate Bond Index, a 8.54% return for the S&P 500 Index, a -5.77% return for the MSCI EAFE Index, and a 6.86% return for the PL Portfolio Optimization Conservative Composite Benchmark.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Conservative Fund is primarily comprised of various fixed income funds with a small allocation to domestic and international equity funds. The allocation to fixed income funds includes exposure to intermediate-term bonds, short duration securities, inflation-protected bonds, and floating rate loans. The fund’s allocation to equity mainly encompasses domestic and foreign large-capitalization funds.

At the broad asset class level, the fund’s fixed income allocation collectively underperformed the Barclays U.S. Aggregate Bond Index. Additionally, the fund’s domestic equity allocation modestly lagged behind the S&P 500 Index. However, the international equity group slightly outpaced the MSCI EAFE Index.

Within the fund’s fixed income allocation, long-term U.S. Treasuries led the pace while credit sectors dealt with headwinds over this volatile reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan Fund detracted from fund performance. The PL Managed Bond Fund, with its underexposure to long-term U.S. Treasuries, also dragged fund performance. The PL Short Duration Bond Fund’s subdued returns also hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent. On the other hand, the fund’s allocation to the PL Inflation Managed Fund helped its performance as concerns over inflation led investors to seek protection in inflation-linked securities.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to the PL Mid-Cap Equity Fund hurt its performance. However, the allocation to the PL Large-Cap Growth and PL Main Street Core Funds helped offset some of the fund’s detractors. The PL International Large-Cap Fund was a solid contributor to relative fund performance within the international equity segment.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Portfolio Optimization Moderate-Conservative Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 4.87%, compared to a 7.71% return for the Barclays U.S. Aggregate Bond Index, a 8.54% return for the S&P 500 Index, a -5.77% return for the MSCI EAFE Index, and an 6.43% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Conservative Fund has a diversified allocation mix that is modestly overweight in fixed income funds with the remainder in several domestic and international equity funds. The allocation to fixed income funds includes exposure to intermediate-term bonds as well as short duration securities, inflation-protected bonds, and floating rate loans. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (including an allocation to emerging market funds).

At the broad asset class level, the fund’s fixed income allocation collectively underperformed the Barclays U.S. Aggregate Bond Index. Additionally, while the fund’s allocation to domestic equity modestly lagged behind the S&P 500 Index, its exposure to international equity slightly outpaced the MSCI EAFE Index.

Within the fund’s fixed income allocation, long-term U.S. Treasuries led the pace while credit sectors dealt with headwinds over this volatile reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan Fund detracted from fund performance. The PL Managed Bond Fund, with its underexposure to long-term U.S. Treasuries, also dragged fund performance. The PL Short Duration Bond Fund’s subdued returns also hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent. On the other hand, the fund’s allocation to the PL Inflation Managed Fund helped its performance as concerns over inflation led investors to seek protection in inflation-linked securities.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Although the fund’s equity allocation consists of primarily large-capitalization strategies, exposure to smaller-capitalization holdings (e.g. PL Mid-Cap Equity, PL Mid-Cap Growth and PL Small-Cap Value Funds) hurt its performance. However, the allocation to the PL Large-Cap Growth and PL Main Street Core Funds helped offset some of the fund’s detractors. The PL International Large-Cap Fund was a solid contributor to the fund’s relative performance within the international equity allocation.

PL Portfolio Optimization Moderate Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 4.82%, compared to a 8.54% return for the S&P 500 Index, a 7.71% return for the Barclays U.S. Aggregate Bond Index, a -5.77% return for the MSCI EAFE Index, and a 5.94% return for the PL Portfolio Optimization Moderate Composite Benchmark.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate Fund has an allocation mix that is moderately overweight in domestic and international equity funds with the remainder in fixed income funds. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (including allocations to emerging markets stocks). The allocation to fixed income funds includes exposure to intermediate-term bonds, short duration securities, inflation-protected bonds, and floating rate loans.

At the broad asset class level, the fund’s fixed income allocation collectively underperformed the Barclays U.S. Aggregate Bond Index. Additionally, while the fund’s allocation to domestic equity moderately lagged behind the S&P 500 Index, it’s exposure to international equities outpaced the MSCI EAFE Index.

Within the fund’s fixed income allocation, long-term U.S. Treasuries led the pace while credit sectors dealt with headwinds over this volatile reporting period. Allocation to riskier, fixed income categories such as the PL Floating Rate Loan Fund detracted from fund performance. The PL Managed Bond Fund, with its underexposure to long-term U.S. Treasuries, also hurt fund performance. The PL Short Duration Bond Fund’s subdued returns also hampered the fund’s relative performance. This was primarily a result of the Fed’s

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

policy on maintaining the short-term rates near zero percent. On the other hand, the fund’s allocation to the PL Inflation Managed Fund helped its performance as concerns over inflation led investors to seek protection in inflation-linked securities.

Although the fund’s equity allocation consists of primarily large-capitalization strategies, the group’s exposure to smaller-capitalization holdings (e.g. PL Mid-Cap Equity, PL Mid-Cap Growth and PL Small-Cap Value Funds) hurt its performance. However, the allocation to the PL Large-Cap Growth and PL Main Street Core Funds helped offset some of the fund’s detractors. The PL International Large-Cap Fund was a solid contributor to the fund’s relative performance within the international equity allocation.

PL Portfolio Optimization Moderate-Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 4.13%, compared to a 8.54% return for the S&P 500 Index, a -5.77% return for the MSCI EAFE Index, a 7.71% return for the Barclays U.S. Aggregate Bond Index, and a 5.10% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Moderate-Aggressive Fund has a diversified allocation mix that is overweight in domestic and international equity funds and has a moderate allocation to fixed income and sector funds. The exposure to equity funds is diversified across style (growth/value), market capitalization and region (which include allocations to emerging markets stocks).

At the broad asset class level, the fund’s domestic equity allocation lagged behind the S&P 500 Index. However, the international equity segment outpaced the MSCI EAFE Index. Additionally, the fund’s fixed income allocation modestly underperformed the Barclays U.S. Aggregate Bond Index.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Although the fund’s allocation to equity consists of primarily large-capitalization strategies, exposure to smaller-capitalization holdings (e.g. PL Mid-Cap Equity, PL Mid-Cap Growth, PL Small-Cap Value and PL Small-Cap Growth Funds) hurt its performance. However, the allocation to the PL Large-Cap Growth and PL Main Street Core Funds helped offset some of the fund’s detractors. The PL International Large-Cap Fund was a solid contributor to the fund’s relative performance within the international equity allocation.

Within the fund’s fixed income allocation, long-term U.S. Treasuries led the pace while credit sectors dealt with headwinds over this volatile reporting period. The PL Managed Bond Fund, with its underexposure to long-term U.S. Treasuries, also hurt fund performance. The PL Short Duration Bond Fund’s subdued returns also hampered the fund’s relative performance. This was primarily a result of the Fed’s policy on maintaining the short-term rates near zero percent. On the other hand, the fund’s allocation to the PL Inflation Managed Fund helped its performance as concerns over inflation led investors to seek protection in inflation-linked securities.

PL Portfolio Optimization Aggressive Fund (managed by Pacific Life Fund Advisors LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 2.73%, compared to a 8.54% return for the S&P 500 Index, a -5.77% return for the MSCI EAFE Index, a 7.71% return for the Barclays U.S. Aggregate Bond Index, and a 4.30% return for the PL Portfolio Optimization Aggressive Composite Benchmark.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The PL Portfolio Optimization Aggressive Fund allocates primarily to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which include allocations to emerging markets stocks). The fund also has a small allocation to fixed income and sector funds.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

At the broad asset class level, the fund’s domestic equity allocation lagged behind the S&P 500 Index. However, the international equity allocation outpaced the MSCI EAFE Index. The fund’s fixed income allocation also modestly underperformed the Barclays U.S. Aggregate Bond Index.

Although the fund’s allocation to equity consists of primarily large-capitalization strategies, exposure to smaller-capitalization holdings (e.g. PL Mid-Cap Equity, PL Mid-Cap Growth, PL Small-Cap Value and PL Small-Cap Growth Funds) hurt its performance. However, the allocation to the PL Large-Cap Growth and PL Main Street Core Funds helped offset some of the fund’s detractors. The PL International Large-Cap Fund was a solid contributor to the fund’s relative performance within the international equity allocation.

Within the fund’s fixed income allocation, long-term U.S. Treasuries led the pace while credit sectors dealt with headwinds over this volatile reporting period. The PL Managed Bond Fund, with its underexposure to long-term U.S. Treasuries, detracted from fund performance.

PL Floating Rate Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the period ended March 31, 2012?

A. This fund commenced operations on June 30, 2011. For the period from inception through March 31, 2012, the fund’s Class I returned 4.11%, compared to a 2.29% return for its benchmark, the Credit Suisse Leveraged Loan Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund principally invests in income producing floating rate loans and floating rate debt securities. The fund seeks to outperform the benchmark through security selection and active management with an investment process focused on the larger-rated issuers within the loan universe.

For the reporting period, the fund outperformed the benchmark primarily through security selection and asset allocation. The fund’s overweight to higher quality loans versus the benchmark was a benefit to performance. The third and fourth fiscal quarters of 2011 saw high volatility, leading to underperformance of lower quality (rated CCC and below) securities, which detracted from fund performance. The causes for this high volatility were European sovereign risk, U.S. fiscal gridlock, and policy language by the Fed to keep interest rates low for many years. The fund’s tactical allocation to high yield bonds was a benefit to fund performance as the sector saw significant total returns in the last six months of the reporting period.

A-11	See benchmark definitions on page A-14

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 7.79%, compared to a 7.71% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund invests principally in income producing investment grade corporate debt instruments with the ability to invest up to 40% in non-investment grade debt instruments, including high yield bonds and floating rate senior loans. As a result, we at Pacific Asset Management expect the fund to be structurally overweight corporate securities and generally underweight government securities such as U.S. Treasuries, agencies, and MBS relative to the benchmark. The fund’s permitted duration range is plus/minus two years to that of the benchmark.

For the reporting period, the fund outperformed the benchmark. The fund’s sector allocation was the most significant contributor to the fund’s relative return. Investment grade corporate bonds returned solid results, benefiting the fund’s performance as a combination of improving corporate fundamentals, high income levels, and investor demand supported valuations. While volatile on a quarter-by-quarter basis, the fund’s structural overweight to corporate debt securities was a benefit to shareholders with, on average, two-thirds of the fund positioned in corporate bonds. Within the non-investment grade sectors, the fund’s allocation to high yield and floating rate loans was mixed regarding relative performance. The fund held, on average, a 30% weighting to non-investment grade securities, high yield bonds, and floating rate loans. The allocation to high yield bonds (rated BB and B) was neutral to performance while the overweight to floating rate loans was negative. The Fed’s announcement to keep interest rates low for many years, coupled with higher volatility, negatively impacted relative returns of floating rate loans.

The fund’s underweight to euro-area financials and banks was a benefit to its performance while the underweight to supranational(s)2 was a negative. Duration was slightly below benchmark, primarily through an underweight to longer maturity government securities—this was neutral on fund performance.

[2]

Supranational(s) is a term used to describe an international organization, or union, whereby member states transcend national boundaries or interests to share in the decision-making and vote on issues pertaining to the wider grouping. (Source: Investopedia.com.)

A-12	See benchmark definitions on page A-14

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Money Market Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class A returned 0.00%, compared to a 0.06% return for the BofA Merrill Lynch U.S. 3-Month T-bill Index. The current yield measured during the seven-day period ended March 31, 2012 was 0.00%.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Global macro uncertainty diminished in the first quarter of 2012 through a reduction in European sovereign risk and an improvement in the U.S. economy. However, liquidity and solvency concerns in European government bonds (sovereign debt) remain, leading central banks around the world to remain highly accommodative. The Federal Open Market Committee (FOMC) took an additional accommodative step to extend its policy language, indicating its expectation for “exceptionally low levels for the Fed Funds rate at least through late-2014”.

The low Fed Funds rate and newly established timeline provided by the FOMC has suppressed U.S. Treasury rates across the entire front end of the yield curve. These factors limited the absolute return performance profile for the fund during the reporting period. Based on our expectation for rates to remain low for the foreseeable future, we at Pacific Asset Management expect to look for opportunities to extend the fund’s average maturity if the yield curve creates sufficient yield pick-up opportunities. Pacific Asset Management manages the fund with a focus on stability, liquidity and current income through a consistent, disciplined investment approach.

A-13	See benchmark definitions on page A-14

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon return.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

PL Portfolio Optimization Conservative Composite Benchmark is 15% S&P 500; 73% Barclays U.S. Aggregate Bond; 5% MSCI EAFE (Net), and 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2012.

PL Portfolio Optimization Moderate-Conservative Composite Benchmark is 29% S&P 500; 55% Barclays U.S. Aggregate Bond; 11% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2012.

PL Portfolio Optimization Moderate Composite Benchmark is 43% S&P 500; 38% Barclays U.S. Aggregate Bond; 17% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices as of March 31, 2012.

PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is 56% S&P 500; 20% Barclays U.S. Aggregate Bond; and 24% MSCI EAFE (Net) Indices as of March 31, 2012.

PL Portfolio Optimization Aggressive Composite Benchmark is 66% S&P 500; 5% Barclays U.S. Aggregate Bond; and 29% MSCI EAFE (Net) Indices as of March 31, 2012.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

A-14

PACIFIC LIFE FUNDS PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND Schedule of Investments March 31, 2012	PACIFIC LIFE FUNDS PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND Schedule of Investments March 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%
PL Floating Rate Loan Fund ‘P’	3,475,442	$35,101,966
PL Inflation Managed Fund ‘P’	6,320,595	68,199,217
PL Managed Bond Fund ‘P’	13,360,936	145,233,374
PL Short Duration Bond Fund ‘P’	5,289,153	53,261,770
PL Comstock Fund ‘P’	1,267,828	15,809,818
PL Large-Cap Growth Fund ‘P’	807,350	8,315,703
PL Large-Cap Value Fund ‘P’	1,594,683	19,630,552
PL Main Street Core Fund ‘P’	691,523	7,786,550
PL Mid-Cap Equity Fund ‘P’	1,136,941	11,699,118
PL International Large- Cap Fund ‘P’	776,407	11,739,271
PL International Value Fund ‘P’	884,082	7,620,789

Total Affiliated Mutual Funds
(Cost $357,576,937)		384,398,128

TOTAL INVESTMENTS - 99.8%
(Cost $357,576,937)		384,398,128

OTHER ASSETS & LIABILITIES, NET - 0.2%		906,261

NET ASSETS - 100.0%		$385,304,389

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:
Affiliated Fixed Income Funds		78.3%
Affiliated Equity Funds		21.5%

		99.8%
Other Assets & Liabilities, Net		0.2%

		100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%
PL Floating Rate Loan Fund ‘P’	2,586,417	$26,122,815
PL Inflation Managed Fund ‘P’	4,762,625	51,388,726
PL Managed Bond Fund ‘P’	9,561,150	103,929,699
PL Short Duration Bond Fund ‘P’	3,682,961	37,087,423
PL Comstock Fund ‘P’	1,839,410	22,937,445
PL Growth LT Fund ‘P’	622,123	8,162,251
PL Large-Cap Growth Fund ‘P’	1,621,742	16,703,941
PL Large-Cap Value Fund ‘P’	2,509,087	30,886,858
PL Main Street Core Fund ‘P’	1,719,790	19,364,841
PL Mid-Cap Equity Fund ‘P’	1,489,447	15,326,405
PL Mid-Cap Growth Fund ‘P’	955,550	8,475,728
PL Small-Cap Value Fund ‘P’	352,564	3,730,125
PL Emerging Markets Fund ‘P’	301,701	4,088,047
PL International Large-Cap Fund ‘P’	1,330,728	20,120,603
PL International Value Fund ‘P’	1,362,288	11,742,921

Total Affiliated Mutual Funds
(Cost $344,258,461)		380,067,828

TOTAL INVESTMENTS - 99.8%
(Cost $344,258,461)		380,067,828

OTHER ASSETS & LIABILITIES, NET - 0.2%		604,897

NET ASSETS - 100.0%		$380,672,725

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds		57.4%
Affiliated Equity Funds		42.4%

		99.8%
Other Assets & Liabilities, Net		0.2%

		100.0%

(b)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Conservative Fund
Assets	Affiliated Mutual Funds	$384,398,128	$384,398,128	$—	$—

PL Portfolio Optimization Moderate-Conservative Fund
Assets	Affiliated Mutual Funds	$380,067,828	$380,067,828	$—	$—

See Notes to Financial Statements	B-1	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS PL PORTFOLIO OPTIMIZATION MODERATE FUND Schedule of Investments March 31, 2012	PACIFIC LIFE FUNDS PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND Schedule of Investments March 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.9%
PL Floating Rate Loan Fund ‘P’	5,037,837	$50,882,158
PL Inflation Managed Fund ‘P’	10,289,313	111,021,687
PL Managed Bond Fund ‘P’	15,886,061	172,681,481
PL Short Duration Bond Fund ‘P’	5,018,504	50,536,332
PL Comstock Fund ‘P’	6,489,719	80,926,793
PL Growth LT Fund ‘P’	3,110,046	40,803,800
PL Large-Cap Growth Fund ‘P’	5,213,196	53,695,918
PL Large-Cap Value Fund ‘P’	8,318,102	102,395,841
PL Main Street Core Fund ‘P’	6,435,707	72,466,065
PL Mid-Cap Equity Fund ‘P’	5,941,294	61,135,915
PL Mid-Cap Growth Fund ‘P’	2,393,288	21,228,466
PL Small-Cap Growth Fund ‘P’ *	858,471	10,181,466
PL Small-Cap Value Fund ‘P’	2,858,038	30,238,045
PL Real Estate Fund ‘P’	1,604,724	20,203,471
PL Emerging Markets Fund ‘P’	2,300,606	31,173,205
PL International Large- Cap Fund ‘P’	5,454,144	82,466,664
PL International Value Fund ‘P’	3,497,038	30,144,471

Total Affiliated Mutual Funds
(Cost $909,777,480)		1,022,181,778

TOTAL INVESTMENTS - 99.9%
(Cost $909,777,480)		1,022,181,778
OTHER ASSETS & LIABILITIES, NET - 0.1%		1,350,623

NET ASSETS - 100.0%		$1,023,532,401

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		62.3%
Affiliated Fixed Income Funds		37.6%

		99.9%
Other Assets & Liabilities, Net		0.1%

		100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%
PL Inflation Managed Fund ‘P’	5,309,772	$57,292,440
PL Managed Bond Fund ‘P’	5,305,501	57,670,797
PL Short Duration Bond Fund ‘P’	1,439,323	14,493,982
PL Comstock Fund ‘P’	5,297,478	66,059,556
PL Growth LT Fund ‘P’	3,423,460	44,915,791
PL Large-Cap Growth Fund ‘P’	3,722,511	38,341,867
PL Large-Cap Value Fund ‘P’	6,612,673	81,402,000
PL Main Street Core Fund ‘P’	5,965,476	67,171,262
PL Mid-Cap Equity Fund ‘P’	5,627,241	57,904,304
PL Mid-Cap Growth Fund ‘P’	3,328,754	29,526,051
PL Small-Cap Growth Fund ‘P’ *	1,217,764	14,442,682
PL Small-Cap Value Fund ‘P’	3,382,690	35,788,864
PL Real Estate Fund ‘P’	1,802,603	22,694,774
PL Emerging Markets Fund ‘P’	2,690,289	36,453,408
PL International Large-Cap Fund ‘P’	4,369,466	66,066,327
PL International Value Fund ‘P’	4,974,411	42,879,424

Total Affiliated Mutual Funds
(Cost $639,858,783)		733,103,529

TOTAL INVESTMENTS - 100.0%
(Cost $639,858,783)		733,103,529
OTHER ASSETS & LIABILITIES, NET - 0.0%		82,997

NET ASSETS - 100.0%		$733,186,526

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		82.3%
Affiliated Fixed Income Funds		17.7%

		100.0%
Other Assets & Liabilities, Net		0.0%

		100.0%

(b)	Fair Value Measurements

The following is a summary of the funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the funds’ assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
PL Portfolio Optimization Moderate Fund
Assets	Affiliated Mutual Funds	$1,022,181,778	$1,022,181,778	$—	$—

PL Portfolio Optimization Moderate-Aggressive Fund
Assets	Affiliated Mutual Funds	$733,103,529	$733,103,529	$—	$—

See Notes to Financial Statements	B-2	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%
PL Managed Bond Fund ‘P’	645,201	$7,013,338
PL Comstock Fund ‘P’	1,731,129	21,587,180
PL Growth LT Fund ‘P’	1,102,592	14,466,008
PL Large-Cap Growth Fund ‘P’	1,181,931	12,173,884
PL Large-Cap Value Fund ‘P’	2,329,930	28,681,436
PL Main Street Core Fund ‘P’	2,369,634	26,682,081
PL Mid-Cap Equity Fund ‘P’	1,849,882	19,035,285
PL Mid-Cap Growth Fund ‘P’	1,616,523	14,338,560
PL Small-Cap Growth Fund ‘P’ *	989,527	11,735,785
PL Small-Cap Value Fund ‘P’	1,550,145	16,400,533
PL Real Estate Fund ‘P’	776,215	9,772,549
PL Emerging Markets Fund ‘P’	1,015,476	13,759,699
PL International Large-Cap Fund ‘P’	1,555,373	23,517,244
PL International Value Fund ‘P’	2,174,223	18,741,800

Total Affiliated Mutual Funds
(Cost $194,404,815)		237,905,382

TOTAL INVESTMENTS - 100.1%
(Cost $194,404,815)		237,905,382
OTHER ASSETS & LIABILITIES, NET - (0.1%)		(264,257)

NET ASSETS - 100.0%		$237,641,125

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds		97.1%
Affiliated Fixed Income Funds		3.0%

		100.1%
Other Assets & Liabilities, Net		(0.1%)

		100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$237,905,382	$237,905,382	$—	$—

See Notes to Financial Statements	B-3	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.6%

Consumer Discretionary - 2.4%

CityCenter Holdings LLC
7.625% due 01/15/16 ~	$250,000	$264,375
CKE Restaurants Inc
11.375% due 07/15/18	500,000	573,750
Dana Holding Corp
6.750% due 02/15/21	250,000	267,500
NPC International Inc
10.500% due 01/15/20 ~	150,000	164,250
ServiceMaster Co
8.000% due 02/15/20 ~	100,000	107,000

		1,376,875

Consumer Staples - 0.9%

Reynolds Group Issuer Inc
9.875% due 08/15/19 ~	500,000	511,875

Energy - 0.6%

Arch Coal Inc
7.000% due 06/15/19 ~	250,000	231,875
Holly Energy Partners LP
6.500% due 03/01/20 ~	100,000	101,750

		333,625

Financials - 0.2%

Neuberger Berman Group LLC
5.875% due 03/15/22 ~	100,000	101,500

Industrials - 1.3%

Monitronics International Inc
9.125% due 04/01/20 ~	250,000	254,374
U.S. Airways 2011-1 Pass-Through Trust ‘A’
7.125% due 04/22/25	250,000	262,500
UR Financing Escrow Corp
7.375% due 05/15/20 ~	150,000	153,750
7.625% due 04/15/22 ~	100,000	103,000

		773,624

Materials - 0.3%

Hexion U.S. Finance Corp
6.625% due 04/15/20 ~	150,000	154,125

Telecommunication Services - 1.9%

Hughes Satellite Systems Corp
7.625% due 06/15/21	250,000	269,375
Intelsat Luxembourg SA (Luxembourg)
11.500% due 02/04/17	500,000	521,250
UPCB Finance VI Ltd (Cayman)
6.875% due 01/15/22 ~	300,000	311,250

		1,101,875

Total Corporate Bonds & Notes
(Cost $4,271,753)		4,353,499

	Principal Amount	Value
SENIOR LOAN NOTES - 92.1%

Consumer Discretionary - 22.1%

99 Cents Only Stores
7.750% due 01/11/19 §	$498,750	$508,881
Bresnan Broadband Holdings LLC Term B
4.500% due 12/14/17 §	496,231	496,334
Burger King Corp Tranche B
4.500% due 10/19/16 §	469,755	469,731
Caesars Entertainment Operating Co Inc Term B-6
5.492% due 01/28/18 §	446,625	404,056
Capital Automotive LP Tranche B
5.250% due 03/11/17 §	493,242	489,132
Cequel Communications LLC
4.000% due 02/14/19 §	1,000,000	992,188
Chrysler Group LLC Term B
6.000% due 05/25/17 §	495,006	503,707
Clear Channel Communications Inc Tranche B
3.891% due 01/29/16 §	984,266	800,577
ClubCorp Club Operations Inc Term B
6.000% due 11/30/16 §	746,222	750,885
Focus Brands Inc
(1st Lien)
6.263% due 02/21/18 §	493,033	495,498
(2nd Lien)
10.250% due 08/21/18 §	500,000	497,500
Interactive Data Corp Term B
4.500% due 02/11/18 §	495,000	496,340
Jo-Ann Stores Inc
4.750% due 03/16/18 §	485,951	483,764
Lonestar Intermediate Super Holdings LLC
11.000% due 09/02/19 §	250,000	254,063
Lord & Taylor Holdings LLC
5.750% due 01/11/19 §	500,000	503,542
MCC Iowa LLC Tranche F
4.500% due 10/23/17 §	494,962	494,653
MGM Resorts International Term C (Extended)
6.000% due 02/23/15 §	1,000,000	1,003,329
NPC International Inc
5.250% due 12/28/18 §	500,000	501,875
Petco Animal Supplies Inc Term B (1st Lien)
4.500% due 11/30/17 §	494,950	494,896
The Neiman Marcus Group Inc
4.750% due 05/16/18 §	500,000	499,688
The Yankee Candle Company Inc (Initial Term Loan) due 03/02/19 ¥	500,000	502,604
TI Group Automotive Systems LLC
6.750% due 03/14/18 §	500,000	503,437
Wendy’s/Arby’s Restaurants LLC
5.000% due 05/24/17 §	496,212	498,693

		12,645,373

Consumer Staples - 13.5%

B&G Foods Inc Tranche B
4.500% due 11/30/18 §	498,750	501,867
BJ’s Wholesale Club LLC (Replacement 1st Lien)
5.250% due 09/28/18 §	498,750	501,867
Del Monte Foods Co (Initial Term Loan)
4.500% due 03/08/18 §	744,375	743,445
Pinnacle Foods Finance LLC Term E due 09/16/18 ¥	500,000	502,188
Prestige Brands International Inc Term B
5.297% due 01/31/19 §	481,061	484,819
Revlon Consumer Products Corp Term B
4.750% due 11/19/17 §	997,487	998,592

See Notes to Financial Statements	B-4	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Reynolds Group Holdings Inc Tranche C
6.486% due 08/09/18 §	$984,295	$998,008
Rite Aid Corp Tranche 5
4.500% due 03/03/18 §	500,000	495,156
Roundy’s Supermarket Inc Tranche B
5.750% due 02/13/19 §	1,000,000	1,007,500
Sprouts Farmers Markets Holdings LLC (Initial Term)
6.000% due 04/18/18 §	497,487	491,580
U.S. Foodservice Inc
5.750% due 03/31/17 §	990,000	987,772

		7,712,794

Energy - 0.9%

CCS Inc Term A
6.500% due 11/14/14 §	498,750	501,244

Financials - 5.6%

First Data Corp
4.242% due 03/23/18 §	1,000,000	913,750
Nuveen Investments Inc
(Extended 1st Lien)
5.754% due 05/13/17 §	500,000	500,156
(2nd Lien)
8.250% due 02/28/19 §	1,000,000	1,020,000
Realogy Corp (Extended) due 10/10/16 ¥	695,319	648,095
(Synthetic Commitment) due 10/10/16 ¥	54,681	50,968
3.242% due 10/10/13 §	70,178	66,787

		3,199,756

Health Care - 10.5%

Alere Inc Term B-2 due 06/30/17 ¥	500,000	498,750
Capsugel (Initial Term Loan)
5.250% due 07/30/18 §	989,565	999,152
Catalent Pharma Solutions Inc Term-2
5.250% due 09/15/17 §	498,750	498,750
DJO Finance LLC Tranche B-3
6.250% due 09/15/17 §	500,000	499,271
Emdeon Business Services LLC Term B
6.750% due 11/02/18 §	498,750	506,668
Emergency Medical Services Corp (Initial Term Loan)
5.250% due 05/25/18 §	495,000	496,114
Grifols Inc Tranche B
4.500% due 11/02/16 §	498,382	498,538
Health Management Associates Inc Term B
4.500% due 11/16/18 §	498,750	495,583
IASIS Healthcare LLC Term B
5.000% due 05/03/18 §	496,241	497,326
Pharmaceutical Product Development Inc
6.250% due 12/05/18 §	498,750	505,348
Quinteles Transnational Holdings Inc
7.500% due 02/24/17 §	500,000	502,500

		5,998,000

Industrials - 12.9%

AWAS Finance Luxembourg SARL Term B
5.250% due 06/10/16 §	936,170	942,021
Ceridian Corp
3.241% due 11/09/14 §	493,590	463,460
Colfax Corp Term B Facility
4.500% due 01/11/19 §	498,750	499,999

	Principal Amount	Value
Delta Air Lines Inc
5.500% due 04/20/17 §	$496,250	$495,630
Flying Fortress Inc Term B
5.000% due 02/10/17 §	1,000,000	1,008,750
Hupah Finance Inc (Initial Term Loan)
6.250% due 01/19/19 §	500,000	504,063
John Maneely Co
4.750% due 04/01/17 §	498,742	499,989
Monitronics International Inc
5.500% due 03/23/18 §	500,000	501,042
Protection One Alarm Monitoring Inc (Initial Term Loan)
5.750% due 03/21/19 §	500,000	497,813
Rexnord LLC Term B
5.000% due 04/01/18 §	500,000	500,734
Ship Luxco 3 SARL (Facility B2A)
5.250% due 11/30/17 §	500,000	499,140
Terex Corp
5.500% due 04/28/17 §	497,500	502,631
WCA Waste Corp
5.500% due 03/23/18 §	500,000	503,125

		7,418,397

Information Technology - 11.2%

CDW LLC (Extended)
4.000% due 07/15/17 §	434,761	421,610
Commscope Inc Tranche 1
4.250% due 01/14/18 §	498,742	499,745
Freescale Semiconductor Inc Tranche B-2
6.000% due 02/28/19 §	1,000,000	998,018
Lawson Software Term B
due 03/30/18 ¥	1,000,000	990,000
Neustar Inc (Advanced)
5.000% due 11/08/18 §	497,500	499,988
NXP BV Term B (Incremental)
5.250% due 02/24/19 §	1,000,000	992,500
Rovi Solutions Corp Term B
due 03/30/19 ¥	1,000,000	1,001,045
Sophia LP (Initial Term Loan)
6.250% due 07/19/18 §	500,000	508,500
SSI Investments II Ltd Tranche C
6.500% due 05/26/17 §	497,500	499,987

		6,411,393

Materials - 7.8%

Exopack LLC Term B
6.500% due 05/31/17 §	496,250	496,870
Momentive Performance Term B-3
due 05/05/15 ¥	500,000	478,750
Noranda Aluminum Term B
5.750% due 02/28/19 §	500,000	504,375
Polyone Corp
5.000% due 12/20/17 §	498,750	501,400
Sealed Air Corp Term B (Advance)
4.750% due 10/03/18 §	985,000	997,441
Taminco Global Chemical Co
6.250% due 02/15/19 §	500,000	504,219
Tube City IMS Corp
5.750% due 03/20/19 §	500,000	498,750
Univar Inc Term B
5.000% due 06/30/17 §	494,987	496,689

		4,478,494

See Notes to Financial Statements	B-5	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL FLOATING RATE INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Telecommunication Services - 5.7%

Greeneden U.S. Holdings II LLC
6.750% due 01/31/19 §	$500,000	$504,813
Intelsat Jackson Holdings Ltd
3.242% due 02/01/14 §	750,000	738,750
Level 3 Financing Inc
Tranche B-2
5.750% due 09/01/18 §	500,000	505,750
Tranche B-3
5.750% due 09/01/18 §	500,000	505,750
Telesat Canada Term B due 03/13/19 ¥	1,000,000	1,000,875

		3,255,938

Utilities - 1.9%

Calpine Corp
4.500% due 04/01/18 §	496,241	494,829
Texas Competitive Electric Holdings Co (Non-Extended)
3.743% due 10/10/14 §	1,000,000	614,583

		1,109,412

Total Senior Loan Notes
(Cost $52,368,101)		52,730,801

	Shares
SHORT-TERM INVESTMENT - 6.0%

Money Market Fund - 6.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,444,558	3,444,558

Total Short-Term Investment
(Cost $3,444,558)		3,444,558

TOTAL INVESTMENTS - 105.7%
(Cost $60,084,412)		60,528,858

OTHER ASSETS & LIABILITIES, NET - (5.7%)		(3,251,650)

NET ASSETS - 100.0%		$57,277,208

Notes to Schedule of Investments

(a) As of March 31, 2012, the fund was diversified as a percentage of netassets as follows:

Consumer Discretionary	24.5%
Consumer Staples	14.4%
Industrials	14.2%
Information Technology	11.2%
Health Care	10.5%
Materials	8.1%
Telecommunication Services	7.6%
Short-Term Investment	6.0%
Financials	5.8%
Utilities	1.9%
Energy	1.5%

105.7%
Other Assets & Liabilities, Net	(5.7%)

100.0%

(b) As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	3.9%
BB	40.6%
B	43.0%
CCC	4.4%
Not Rated	8.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$4,353,499	$—	$4,353,499	$—
	Senior Loan Notes	52,730,801	—	52,730,801	—
	Short-Term Investment	3,444,558	3,444,558	—	—
	Total	$60,528,858	$3,444,558	$57,084,300	$—

See Notes to Financial Statements	B-6	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 71.8%

Consumer Discretionary - 11.5%

CBS Corp
3.375% due 03/01/22	$2,500,000	$2,417,315
Dana Holding Corp
6.750% due 02/15/21	1,250,000	1,337,500
DIRECTV Holdings LLC
2.400% due 03/15/17 ~	6,000,000	5,952,270
Echostar DBS Corp
7.125% due 02/01/16	2,000,000	2,222,500
Hyatt Hotels Corp
3.875% due 08/15/16	1,000,000	1,042,990
6.875% due 08/15/19 ~	1,750,000	2,020,037
Kia Motors Corp (South Korea)
3.625% due 06/14/16 ~	1,500,000	1,530,584
Limited Brands Inc
5.625% due 02/15/22	2,000,000	2,027,500
Marriott International Inc
3.000% due 03/01/19	2,000,000	1,969,482
NBCUniversal Media LLC
2.875% due 04/01/16	4,250,000	4,419,873
5.950% due 04/01/41	750,000	863,653
The Interpublic Group of Cos Inc
6.250% due 11/15/14	1,500,000	1,642,500
Time Warner Cable Inc
4.000% due 09/01/21	3,000,000	3,078,564
Viacom Inc
3.500% due 04/01/17	2,000,000	2,146,568
Virgin Media Secured Finance PLC (United Kingdom)
6.500% due 01/15/18	2,500,000	2,728,125
Wyndham Worldwide Corp
2.950% due 03/01/17	2,000,000	1,984,436

		37,383,897

Consumer Staples - 4.3%

Coca-Cola Enterprises Inc
2.000% due 08/19/16	1,250,000	1,254,061
Lorillard Tobacco Co
3.500% due 08/04/16	2,500,000	2,604,935
Pernod-Ricard SA (France)
4.250% due 07/15/22 ~	3,500,000	3,514,865
SABMiller Holdings Inc
2.450% due 01/15/17 ~	5,000,000	5,067,270
The Procter & Gamble Co
1.450% due 08/15/16	1,500,000	1,515,762

		13,956,893

Energy - 11.8%
Arch Coal Inc
7.000% due 06/15/19 ~	1,250,000	1,159,375
Cimarex Energy Co
5.875% due 05/01/22	850,000	869,125
Ensco PLC (United Kingdom)
4.700% due 03/15/21	2,500,000	2,701,168
Holly Energy Partners LP
6.500% due 03/01/20 ~	450,000	457,875
Key Energy Services Inc
6.750% due 03/01/21	1,500,000	1,548,750
6.750% due 03/01/21 ~	300,000	308,250
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	1,000,000	991,737
Kinder Morgan Kansas Inc
5.150% due 03/01/15	2,250,000	2,373,750
Korea National Oil Corp (South Korea)
3.125% due 04/03/17 ~	3,000,000	3,000,342

	Principal Amount	Value
Newfield Exploration Co
5.750% due 01/30/22	$1,000,000	$1,052,500
Noble Energy Inc
4.150% due 12/15/21	2,000,000	2,047,424
Noble Holding International Ltd (Cayman)
3.950% due 03/15/22	2,000,000	2,001,790
OGX Austria GmbH (Austria)
8.375% due 04/01/22 ~	1,000,000	1,012,500
Peabody Energy Corp
6.000% due 11/15/18 ~	1,750,000	1,723,750
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	3,000,000	3,244,077
Phillips 66
2.950% due 05/01/17 ~	2,500,000	2,543,393
Plains Exploration & Production Co
6.750% due 02/01/22	1,500,000	1,575,000
Samson Investment Co
9.750% due 02/15/20 ~	1,000,000	1,013,750
Transocean Inc (Cayman)
5.050% due 12/15/16	4,000,000	4,287,296
Weatherford International Ltd (Bermuda)
4.500% due 04/15/22	2,000,000	1,997,100
Williams Partners LP
4.000% due 11/15/21	1,500,000	1,518,129
WPX Energy Inc
5.250% due 01/15/17 ~	1,000,000	1,000,000

		38,427,081

Financials - 17.0%

American Express Credit Corp
2.375% due 03/24/17	2,000,000	2,004,946
American Honda Finance Corp
2.125% due 02/28/17 ~	2,500,000	2,511,935
American International Group Inc
5.850% due 01/16/18	1,500,000	1,634,882
Aon Corp
3.125% due 05/27/16	3,000,000	3,115,170
Bank of America Corp
1.973% due 01/30/14 §	1,000,000	982,332
5.000% due 05/13/21	500,000	501,498
Bank of America NA
5.300% due 03/15/17	2,500,000	2,611,190
Berkshire Hathaway Inc
1.900% due 01/31/17	2,000,000	2,024,742
3.400% due 01/31/22	3,500,000	3,538,441
BRE Properties Inc REIT
5.500% due 03/15/17	2,500,000	2,762,080
Capital One Financial Corp
2.150% due 03/23/15	3,000,000	3,006,783
Citigroup Inc
4.750% due 05/19/15	750,000	790,202
5.875% due 01/30/42	1,000,000	1,036,728
Commonwealth Bank of Australia (Australia)
1.950% due 03/16/15	2,000,000	2,014,838
Dexus Diversified Trust (Australia)
5.600% due 03/15/21 ~	500,000	498,765
ERP Operating LP REIT
5.200% due 04/01/13	1,750,000	1,808,973
Ford Motor Credit Co LLC
3.875% due 01/15/15	2,500,000	2,526,058
FUEL Trust
3.984% due 06/15/16 ~	1,500,000	1,522,997
Health Care REIT Inc
4.125% due 04/01/19	1,500,000	1,489,838
Host Hotels & Resorts LP REIT
5.875% due 06/15/19	2,000,000	2,117,500
Hyundai Capital America
4.000% due 06/08/17 ~	1,500,000	1,542,615
JPMorgan Chase & Co
3.150% due 07/05/16	1,000,000	1,031,683

See Notes to Financial Statements	B-7	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Morgan Stanley
4.750% due 03/22/17	$1,500,000	$1,501,815
5.500% due 07/28/21	1,250,000	1,223,361
Neuberger Berman Group LLC
5.625% due 03/15/20 ~	1,500,000	1,518,750
Raymond James Financial Inc
5.625% due 04/01/24	1,000,000	1,021,773
The Goldman Sachs Group Inc
3.625% due 02/07/16	500,000	500,214
5.750% due 01/24/22	1,250,000	1,287,848
UDR Inc REIT
4.625% due 01/10/22	2,000,000	2,050,602
Ventas Realty LP REIT
4.250% due 03/01/22	2,000,000	1,946,504
Vornado Realty LP REIT
5.000% due 01/15/22	2,500,000	2,558,313
Wells Operating Partnership II LP REIT
5.875% due 04/01/18	750,000	760,295

		55,443,671

Health Care - 3.5%

Aristotle Holding Inc
2.650% due 02/15/17 ~	3,000,000	3,036,663
Baxter International Inc
1.850% due 01/15/17	2,000,000	2,027,330
LVB Acquisition Inc
10.375% due 10/15/17	2,000,000	2,165,000
Fresenius Medical Care U.S. Finance II Inc
5.625% due 07/31/19 ~	2,000,000	2,065,000
HCA Inc
5.875% due 03/15/22	2,000,000	2,007,500

		11,301,493

Industrials - 6.2%

Air Lease Corp
5.625% due 04/01/17 ~	2,000,000	2,002,500
Avis Budget Car Rental LLC
3.003% due 05/15/14 §	1,260,000	1,241,100
Hutchison Whampoa International 11 Ltd (Cayman)
3.500% due 01/13/17 ~	2,000,000	2,033,914
International Lease Finance Corp
5.650% due 06/01/14	2,500,000	2,556,250
7.125% due 09/01/18 ~	1,000,000	1,095,000
Lockheed Martin Corp
2.125% due 09/15/16	2,750,000	2,799,607
Owens Corning
6.500% due 12/01/16	1,500,000	1,667,807
U.S. Airways 2011-1 Pass-Through Trust ‘A’
7.125% due 10/22/23	500,000	525,000
Union Pacific Corp
4.750% due 09/15/41	500,000	510,387
UR Financing Escrow Corp
5.750% due 07/15/18 ~	2,250,000	2,309,063
URS Corp
5.000% due 04/01/22 ~	1,000,000	990,030
Waste Management Inc
2.600% due 09/01/16	2,500,000	2,563,820

		20,294,478

Information Technology - 0.8%

FLIR Systems Inc
3.750% due 09/01/16	500,000	510,139
Hewlett-Packard Co
2.600% due 09/15/17	2,000,000	2,000,788

		2,510,927

	Principal Amount	Value
Materials - 9.0%

ArcelorMittal (Luxembourg)
6.250% due 02/25/22	$3,000,000	$3,037,740
Ball Corp
7.125% due 09/01/16	1,750,000	1,916,250
Barrick Gold Corp (Canada)
3.850% due 04/01/22 ~	1,500,000	1,502,863
Celulosa Arauco y Constitucion SA (Chile)
4.750% due 01/11/22 ~	1,000,000	1,028,256
FMG Resources August 2006 Property Ltd (Australia)
7.000% due 11/01/15 ~	2,500,000	2,562,500
Freeport-McMoran Copper & Gold Inc
2.150% due 03/01/17	2,500,000	2,478,965
International Paper Co
4.750% due 02/15/22	2,500,000	2,638,608
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19 ~	1,500,000	1,503,750
Rock-Tenn Co
4.450% due 03/01/19 ~	3,750,000	3,771,075
Sealed Air Corp
8.375% due 09/15/21 ~	1,000,000	1,128,750
Teck Resources Ltd (Canada)
3.000% due 03/01/19	1,500,000	1,482,056
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	2,750,000	2,774,888
Valspar Corp
4.200% due 01/15/22	2,000,000	2,050,870
Xstrata Finance Canada Ltd (Canada)
4.950% due 11/15/21 ~	1,500,000	1,573,874

		29,450,445

Telecommunication Services - 3.9%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	2,000,000	2,034,226
AT&T Inc
1.600% due 02/15/17	3,000,000	2,985,753
2.400% due 08/15/16	2,250,000	2,327,292
Qwest Corp
7.500% due 06/15/23	750,000	761,250
UPCB Finance VI Ltd (Cayman)
6.875% due 01/15/22 ~	2,000,000	2,075,000
Verizon Communications Inc
2.000% due 11/01/16	2,500,000	2,541,495

		12,725,016

Utilities - 3.8%

Calpine Corp
7.250% due 10/15/17 ~	1,499,000	1,596,435
CMS Energy Corp
5.050% due 03/15/22	2,000,000	2,021,754
Commonwealth Edison Co
1.950% due 09/01/16	1,000,000	1,016,890
Duke Energy Corp
2.150% due 11/15/16	1,500,000	1,530,357
Pacific Gas & Electric Co
4.500% due 12/15/41	750,000	751,290
Sempra Energy
2.300% due 04/01/17	2,750,000	2,786,110
Southern Co
1.950% due 09/01/16	1,000,000	1,016,890
The AES Corp
7.750% due 03/01/14	1,500,000	1,627,500

		12,347,226

Total Corporate Bonds & Notes
(Cost $230,532,782)		233,841,127

See Notes to Financial Statements	B-8	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
SENIOR LOAN NOTES - 18.8%

Consumer Discretionary - 6.4%

Burger King Corp Term B
4.500% due 10/19/16 §	$1,897,436	$1,897,340
Capital Automotive LP Tranche B
5.250% due 03/11/17 §	1,930,607	1,914,518
Cequel Communications LLC
4.000% due 02/14/19 §	2,000,000	1,984,376
ClubCorp Club Operations Inc Term B
6.000% due 11/30/16 §	1,494,328	1,503,667
Interactive Data Corp Term B
4.500% due 02/11/18 §	1,491,215	1,495,253
Jo-Ann Stores Inc
4.750% due 03/16/18 §	974,344	969,959
Lamar Media Corp Term B
4.000% due 12/30/16 §	657,019	659,482
Lord & Taylor Holdings LLC
5.750% due 01/11/19 §	1,500,000	1,510,624
MGM Resorts International Class C (Extended)
6.000% due 02/23/15 §	2,000,000	2,006,658
NPC International Inc
5.250% due 12/28/18 §	1,500,000	1,515,000
Petco Animal Supplies Inc Term B (1st Lien)
4.500% due 11/30/17 §	1,479,899	1,479,741
Protection One Alarm Monitoring Inc
5.750% due 03/21/19 §	1,000,000	995,625
Six Flags Theme Parks Inc Tranche B
4.250% due 12/20/18 §	1,250,000	1,250,430
The Neiman Marcus Group Inc
4.750% due 05/16/18 §	1,500,000	1,499,062

		20,681,735

Consumer Staples - 3.6%

BJ’s Wholesale Club Inc
(Initial 1st Lien)
due 09/28/18 ¥	1,000,000	1,006,250
(Replacement 1st Lien)
5.250% due 09/28/18 §	1,000,000	1,006,250
Del Monte Foods Co (Initial Term Loan)
4.500% due 03/08/18 §	2,241,222	2,238,420
NBTY Inc Term B-1
4.250% due 10/01/17 §	1,583,832	1,587,791
Pinnacle Foods Finance LLC Term E
due 09/16/18 ¥	500,000	502,188
Revlon Consumer Products Corp Term B
due 11/19/17 ¥	2,000,000	2,002,214
Reynolds Group Holdings Inc Tranche C
6.500% due 08/09/18 §	1,476,442	1,497,012
Sprouts Farmers Markets Holdings LLC
(Initial Term Loan)
6.000% due 04/18/18 §	1,989,969	1,966,337

		11,806,462

Financials - 1.5%

First Data Corp (Non Extended B-1)
due 09/24/14 ¥	1,500,000	1,447,821
Nuveen Investments Inc
(Extended 1st Lien)
5.754% due 05/13/17 §	1,500,000	1,500,469
(Incremental 1st Lien)
7.250% due 05/13/17 §	500,000	506,250
Realogy Corp
(Extended Synthetic Commitment)
due 10/10/16 ¥	109,363	101,935
(Extended Term Loan) due 10/10/16 ¥	1,390,637	1,296,189

		4,852,664

	Principal Amount	Value
Health Care - 1.5%

Alere Inc Term B-2
due 06/30/17 ¥	$1,000,000	$997,500
Capsugel Holdings US Inc (Initial Term Loan)
5.250% due 08/01/18 §	1,484,348	1,498,728
DJO Finance LLC Tranche Term B-3
6.250% due 09/15/17 §	1,000,000	998,542
Pharmaceutical Product Development Inc Term B
6.250% due 11/23/18 §	1,496,250	1,516,043

		5,010,813

Industrials - 2.4%

AWAS Finance Luxembourg SARL Term B
5.250% due 06/10/16 §	1,435,234	1,444,205
CSC Holdings LLC
(Incremental B-2)
2.021% due 03/29/16 §	497,194	494,915
(Incremental B-3)
1.991% due 03/29/16 §	744,224	740,813
Flying Fortress Inc Term B
5.000% due 02/10/17 §	2,000,000	2,017,500
Rexnord LLC Term B	500,000	500,734
due 04/01/18 ¥
5.000% due 04/01/18 §	1,500,000	1,502,200
Terex Corp
5.500% due 04/28/17 §	995,000	1,005,261

		7,705,628

Information Technology - 0.9%

NXP BV Term B (Incremental)
5.250% due 02/24/19 §	2,000,000	1,985,000
Rovi Corp Term B
due 03/30/19 ¥	1,000,000	1,001,045

		2,986,045

Materials - 0.3%

Exopack LLC Term B
6.500% due 05/31/17 §	993,744	994,985

Telecommunication Services - 2.2%

Crown Castle Operating Co Tranche B
4.000% due 01/31/19 §	1,995,000	1,987,241
Intelstat Jackson Holdings SA Tranche B
5.250% due 04/02/18 §	1,494,981	1,504,592
Level 3 Financing Inc Tranche B-3
5.750% due 09/01/18 §	1,500,000	1,517,250
Telesat Canada Term B
due 03/13/19 ¥	2,000,000	2,001,750

		7,010,833

Total Senior Loan Notes
(Cost $60,416,617)		61,049,165

U.S. TREASURY OBLIGATIONS - 5.0%

U.S. Treasury Bonds - 1.7%

3.750% due 08/15/41	5,000,000	5,386,720

U.S. Treasury Notes - 3.3%

0.125% due 08/31/13	1,000,000	997,852
0.250% due 12/15/14	1,750,000	1,739,747
1.000% due 09/30/16	1,000,000	1,003,360
1.500% due 07/31/16	1,000,000	1,026,016

See Notes to Financial Statements	B-9	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
1.500% due 08/31/18	$1,500,000	$1,503,516
1.750% due 05/31/16	2,250,000	2,334,200
2.000% due 02/15/22	1,500,000	1,470,704
3.125% due 05/15/21	750,000	816,094

		10,891,489

Total U.S. Treasury Obligations
(Cost $16,431,314)		16,278,209

FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

The Korea Development Bank (South Korea)
3.875% due 05/04/17	1,000,000	1,037,383

Total Foreign Government Bonds & Notes
(Cost $995,794)		1,037,383

	Shares
SHORT-TERM INVESTMENT - 9.9%

Money Market Fund - 9.9%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	32,311,819	32,311,819

Total Short-Term Investment
(Cost $32,311,819)		32,311,819

TOTAL INVESTMENTS - 105.8%
(Cost $340,688,326)		344,517,703

OTHER ASSETS & LIABILITIES, NET - (5.8%)		(18,977,333)

NET ASSETS - 100.0%		$325,540,370

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	71.8%
Senior Loan Notes	18.8%
Short-Term Investment	9.9%
U.S. Treasury Obligations	5.0%
Foreign Government Bonds & Notes	0.3%

105.8%
Other Assets & Liabilities, Net	(5.8%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government & Agency Issues	8.1%
A	13.0%
BBB	43.0%
BB	22.1%
B	11.9%
Not Rated	1.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$233,841,127	$—	$233,316,127	$525,000
	Senior Loan Notes	61,049,165	—	61,049,165	—
	U.S. Treasury Obligations	16,278,209	—	16,278,209	—
	Foreign Government Bonds & Notes	1,037,383	—	1,037,383	—
	Short-Term Investment	32,311,819	32,311,819	—	—

	Total	$344,517,703	$32,311,819	$311,680,884	$525,000

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

Corporate Bonds & Notes
Value, Beginning of Year	$1,504,015
Purchases	1,733,128
Sales	(2,733,072)
Accrued Discounts (Premiums)	(2,444)
Net Realized Losses	(49,393)
Change in Net Unrealized Appreciation	72,766
Transfers In	—
Transfers Out	—

Value, End of Year	$525,000

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$25,000

See Notes to Financial Statements	B-10	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

PL MONEY MARKET FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 100.3%

Certificates of Deposit - 3.9%

Bank of Montreal NY
0.100% due 04/09/12	$1,250,000	$1,250,000

Commercial Paper - 77.5%

Bank of Nova Scotia NY
0.100% due 04/10/12	1,400,000	1,399,965
Commonwealth Bank of Australia (Australia)
0.150% due 05/07/12	1,250,000	1,249,813
Dell Inc
0.130% due 05/07/12	500,000	499,935
Emerson Electric Co
0.100% due 04/23/12	500,000	499,969
Harvard University
0.090% due 04/13/12	1,000,000	999,970
Illinois Tool Works Inc
0.120% due 04/02/12	800,000	799,997
John Deere Bank SA (Luxembourg)
0.100% due 04/18/12	1,300,000	1,299,939
Johnson & Johnson
0.040% due 04/03/12	500,000	499,999
0.070% due 05/02/12	800,000	799,952
Kreditanstalt fuer Wiederaufbau (Germany)
0.143% due 05/15/12	400,000	399,927
Nestle Capital Corp
0.030% due 04/03/12	750,000	749,999
0.100% due 05/18/12	500,000	499,935
NetJets Inc
0.110% due 04/04/12	900,000	899,991
Northwestern University
0.110% due 05/02/12	750,000	749,929
0.140% due 05/21/12	550,000	549,893
Novartis Securities Investment Ltd (Bermuda)
0.110% due 04/12/12	800,000	799,973
Parker Hannifin Corp
0.100% due 04/02/12	1,250,000	1,249,997
PepsiCo Inc
0.070% due 04/18/12	700,000	699,977
Pfizer Inc
0.100% due 04/19/12	1,400,000	1,399,930
Philip Morris International Inc
0.150% due 04/05/12	600,000	599,990
0.170% due 05/21/12	750,000	749,823
Province of Quebec (Canada)
0.090% due 04/30/12	1,300,000	1,299,906
Sysco Corp
0.130% due 04/09/12	1,000,000	999,971
The Coca-Cola Co
0.100% due 04/16/12	1,000,000	999,958
The Walt Disney Co
0.080% due 04/23/12	850,000	849,958
Toronto-Dominion Holdings USA Inc
0.130% due 04/20/12	900,000	899,938
Total Capital Canada Ltd (Canada)
0.110% due 04/13/12	1,200,000	1,199,956
Unilever Capital Corp
0.150% due 06/20/12	1,200,000	1,199,600

		24,848,190

	Principal Amount	Value
U.S. Treasury Bills - 17.2%
0.020% due 04/12/12	$1,000,000	$999,994
0.040% due 06/28/12	1,250,000	1,249,863
0.050% due 05/31/12	1,000,000	999,923
0.074% due 06/07/12	1,000,000	999,860
0.104% due 05/17/12	1,250,000	1,249,832

		5,499,472

	Shares
Money Market Fund - 1.7%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	552,221	552,221

Total Short-Term Investments
(Amortized Cost $32,149,883)		32,149,883

TOTAL INVESTMENTS - 100.3%
(Amortized Cost $32,149,883)		32,149,883

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(82,272)

NET ASSETS - 100.0%		$32,067,611

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Commercial Paper	77.5%
U.S. Treasury Bills	17.2%
Certificates of Deposit	3.9%
Money Market Fund	1.7%

100.3%
Other Assets & Liabilities, Net	(0.3%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short -Term Debt Only)	96.0%
Not Rated	4.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$32,149,883	$552,221	$31,597,662	$—

See Notes to Financial Statements	B-11	See explanation of symbols and terms, if any, on page B-12

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2012

Explanation of Symbols:

*	Non-income producing investments.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2012. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
¥	Unsettled position. Contract rates do not take effect until settlement date.

Abbreviation:

REIT	Real Estate Investment Trust

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements	B-12

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2012

	PL Portfolio Optimization Funds
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
ASSETS
Investments in affiliated mutual funds, at cost	$357,576,937	$344,258,461	$909,777,480	$639,858,783	$194,404,815

Investments in affiliated mutual funds, at value	$384,398,128	$380,067,828	$1,022,181,778	$733,103,529	$237,905,382
Receivables:
Fund shares sold	2,735,618	4,739,776	7,420,495	4,312,196	930,034
Due from adviser	36,130	40,088	92,119	67,182	25,048
Prepaid expenses and other assets	30,761	21,692	41,591	29,378	18,047

Total Assets	387,200,637	384,869,384	1,029,735,983	737,512,285	238,878,511

LIABILITIES
Payables:
Fund shares redeemed	494,785	754,232	1,849,993	1,356,594	459,015
Securities purchased	1,142,674	3,186,347	3,678,846	2,475,346	615,358
Accrued advisory fees	63,996	62,673	169,402	121,600	39,761
Accrued administration fees	47,997	47,004	127,051	91,200	29,821
Accrued support service expenses	11,250	11,250	29,489	21,648	6,989
Accrued custodian fees and expenses	5,058	5,058	5,058	5,058	5,058
Accrued transfer agency out-of-pocket expenses	22,965	23,682	63,203	49,374	16,023
Accrued legal, audit and tax service fees	45,230	45,230	118,557	87,033	28,097
Accrued trustees’ fees and expenses and deferred compensation	698	612	1,326	770	144
Accrued distribution and/or service fees	33,019	31,986	84,889	61,514	19,470
Accrued other	28,576	28,585	75,768	55,622	17,650

Total Liabilities	1,896,248	4,196,659	6,203,582	4,325,759	1,237,386

NET ASSETS	$385,304,389	$380,672,725	$1,023,532,401	$733,186,526	$237,641,125

NET ASSETS CONSIST OF:
Paid-in capital	$361,960,316	$353,896,526	$941,699,578	$685,854,997	$233,033,429
Undistributed/accumulated net investment income (loss)	(502,655)	262,665	1,676,553	1,546,068	410,096
Accumulated net realized loss	(2,974,463)	(9,295,833)	(32,248,028)	(47,459,285)	(39,302,967)
Net unrealized appreciation on investments	26,821,191	35,809,367	112,404,298	93,244,746	43,500,567

NET ASSETS	$385,304,389	$380,672,725	$1,023,532,401	$733,186,526	$237,641,125

Class A Shares:
Net Assets	$182,912,408	$188,660,087	$517,945,446	$365,425,761	$122,397,280
Shares of beneficial interest outstanding	16,529,635	16,318,684	42,230,380	29,438,756	9,745,244
Net Asset Value per share*	$11.07	$11.56	$12.26	$12.41	$12.56
Sales Charge (1)	0.64	0.67	0.71	0.72	0.73

Maximum offering price per share	$11.71	$12.23	$12.97	$13.13	$13.29

Class B Shares:
Net Assets	$33,122,182	$40,811,680	$115,512,761	$95,936,958	$31,969,033
Shares of beneficial interest outstanding	3,022,111	3,560,056	9,485,382	7,802,346	2,603,681
Net Asset Value and offering price per share*	$10.96	$11.46	$12.18	$12.30	$12.28

Class C Shares:
Net Assets	$158,747,692	$144,899,870	$366,753,059	$257,114,030	$76,612,853
Shares of beneficial interest outstanding	14,487,979	12,635,509	30,143,771	20,950,979	6,240,042
Net Asset Value and offering price per share*	$10.96	$11.47	$12.17	$12.27	$12.28

Class R Shares:
Net Assets	$10,522,107	$6,301,088	$23,321,135	$14,709,777	$6,661,959
Shares of beneficial interest outstanding	953,982	546,947	1,905,643	1,186,539	533,714
Net Asset Value per share	$11.03	$11.52	$12.24	$12.40	$12.48

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The PL Portfolio Optimization Funds are subject to a maximum 5.50% front-end sales charge.

See Notes to Financial Statements

C-1

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2012

	PL Floating Rate Income Fund	PL Income Fund	PL Money Market Fund
ASSETS
Investments, at cost	$60,084,412	$340,688,326	$32,149,883

Investments, at value	$60,528,858	$344,517,703	$32,149,883
Receivables:
Dividends and interest	204,512	2,051,217	—
Fund shares sold	346,002	5,573,436	19,274
Securities sold	4,842,633	9,460,637	—
Due from adviser	3,331	68,066	6,426
Prepaid expenses and other assets	40,712	21,833	5,603

Total Assets	65,966,048	361,692,892	32,181,186

LIABILITIES
Payables:
Fund shares redeemed	5,803	1,479,991	88,030
Securities purchased	8,600,005	34,216,350	—
Income distributions	27,436	198,174	—
Accrued advisory fees	29,056	127,880	—
Accrued administration fees	6,705	38,364	—
Accrued support service expenses	1,193	6,137	1,193
Accrued custodian fees and expenses	7,797	10,518	10,176
Accrued transfer agency out-of-pocket expenses	1,796	12,468	1,937
Accrued legal, audit and tax service fees	4,797	24,671	4,797
Accrued trustees’ fees and expenses and deferred compensation	36	200	3,264
Accrued distribution and/or service fees	845	18,667	420
Accrued other	3,371	19,102	3,758

Total Liabilities	8,688,840	36,152,522	113,575

NET ASSETS	$57,277,208	$325,540,370	$32,067,611

NET ASSETS CONSIST OF:
Paid-in capital	$56,868,781	$318,576,730	$32,071,417
Undistributed/accumulated net investment income (loss)	22,716	49,246	(3,657)
Undistributed/accumulated net realized gain (loss)	(58,735)	3,085,017	(149)
Net unrealized appreciation (depreciation) on investments	444,446	3,829,377	—

NET ASSETS	$57,277,208	$325,540,370	$32,067,611

Class A Shares:
Net Assets	$12,071,576	$247,522,594	$32,067,611
Shares of beneficial interest outstanding	1,199,066	23,336,646	32,078,570
Net Asset Value per share*	$10.07	$10.61	$1.00
Sales Charge (1)	0.31	0.47	—

Maximum offering price per share	$10.38	$11.08	$1.00

Class C Shares:
Net Assets	$3,371,665	$76,725,624
Shares of beneficial interest outstanding	334,906	7,227,383
Net Asset Value and offering price per share*	$10.07	$10.62

Class I Shares:
Net Assets	$41,833,967	$1,292,152
Shares of beneficial interest outstanding	4,151,825	121,696
Net Asset Value per share	$10.08	$10.62

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The PL Floating Rate Income Fund is subject to a maximum 3.00% front-end sales charge, the PL Income Fund is subject to a maximum 4.25% front-end sales charge, and the PL Money Market is not subject to a front-end sales charge.

See Notes to Financial Statements

C-2

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2012

	PL Portfolio Optimization Funds
	Conservative Fund	Moderate- Conservative Fund	Moderate Fund	Moderate- Aggressive Fund	Aggressive Fund
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$8,377,573	$7,167,011	$15,726,930	$9,268,309	$2,457,852
Dividends from mutual fund investments	—	—	5,727	160	601

Total Investment Income	8,377,573	7,167,011	15,732,657	9,268,469	2,458,453

EXPENSES
Advisory fees	646,259	645,660	1,763,978	1,307,384	438,794
Administration fees	484,694	484,245	1,322,984	980,538	329,095
Support services expenses	53,508	54,498	150,024	113,823	38,846
Custodian fees and expenses	8,676	8,676	8,676	8,676	8,676
Shareholder report expenses	54,840	55,089	153,627	117,769	40,662
Distribution and/or service fees (1)
Class A	374,911	385,722	1,084,366	795,904	282,435
Class B	268,305	335,873	1,000,487	863,448	297,117
Class C	1,365,406	1,206,911	3,244,895	2,313,111	710,452
Class R	48,970	71,314	118,522	88,372	28,330
Transfer agency out-of-pocket expenses	95,554	100,817	286,730	234,801	78,007
Registration fees	89,213	93,127	149,129	120,977	78,030
Legal, audit and tax service fees	65,686	66,116	176,813	131,581	43,448
Trustees’ fees and expenses	12,847	12,977	35,670	27,129	9,273
Other	25,876	25,392	67,033	52,257	19,148

Total Expenses	3,594,745	3,546,417	9,562,934	7,155,770	2,402,313
Adviser Reimbursement (2)	(406,199)	(416,693)	(1,027,703)	(807,014)	(316,090)

Net Expenses	3,188,546	3,129,724	8,535,231	6,348,756	2,086,223

NET INVESTMENT INCOME	5,189,027	4,037,287	7,197,426	2,919,713	372,230

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	490,376	(973,427)	(1,689,309)	(2,647,164)	(1,802,515)
Investment security transactions	32	32	89	68	23
Capital gain distributions from affiliated mutual fund investments	2,787,255	3,140,894	7,524,832	6,396,260	1,932,847

Net Realized Gain	3,277,663	2,167,499	5,835,612	3,749,164	130,355

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	6,885,771	9,994,683	31,124,333	20,625,477	4,646,591

Change in Net Unrealized Appreciation	6,885,771	9,994,683	31,124,333	20,625,477	4,646,591

NET GAIN	10,163,434	12,162,182	36,959,945	24,374,641	4,776,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,352,461	$16,199,469	$44,157,371	$27,294,354	$5,149,176

(1)	See Notes 1 and 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2012

	PL Floating Rate Income Fund (1)	PL Income Fund	PL Money Market Fund
INVESTMENT INCOME
Dividends from mutual fund investments	$129	$15,129	$8
Interest	1,523,277	5,993,051	38,429
Other	13,727	33,273	—

Total Investment Income	1,537,133	6,041,453	38,437

EXPENSES
Advisory fees	183,208	777,930	71,653
Administration fees	44,434	419,160	107,479
Support services expenses	8,010	26,453	10,606
Custodian fees and expenses	9,886	17,775	17,628
Shareholder report expenses	2,147	19,610	7,007
Distribution and/or service fees (2)
Class A	2,758	251,127	89,566
Class C	3,335	234,037	—
Transfer agency out-of-pocket expenses	1,810	36,429	6,119
Registration fees	2,717	154,262	34,496
Legal, audit and tax service fees	6,013	32,641	7,486
Trustees’ fees and expenses	877	4,715	1,636
Offering expenses	86,169	143,656	—
Other	4,172	30,091	8,537

Total Expenses	355,536	2,147,886	362,213
Advisory Fee Waiver (3)	—	—	(71,653)
Adviser Reimbursement (3)	(123,956)	(651,413)	(93,514)
Administration Fee Waiver (3)	—	—	(107,479)
Service Fee Waiver (3)	—	—	(51,125)

Net Expenses	231,580	1,496,473	38,442

NET INVESTMENT INCOME (LOSS)	1,305,553	4,544,980	(5)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(11,235)	3,201,825	(149)
Swap transactions	(43,819)	—	—

Net Realized Gain (Loss)	(55,054)	3,201,825	(149)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	444,446	3,709,953	—

Change in Net Unrealized Appreciation (Depreciation)	444,446	3,709,953	—

NET GAIN (LOSS)	389,392	6,911,778	(149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,694,945	$11,456,758	($154)

(1)	Operations commenced on June 30, 2011.
(2)	See Notes 1 and 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization Conservative Fund		PL Portfolio Optimization Moderate-Conservative Fund		PL Portfolio Optimization Moderate Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income	$5,189,027	$2,426,963	$4,037,287	$1,742,933	$7,197,426	$3,443,119
Net realized gain (loss)	3,277,663	5,614,508	2,167,499	1,177,208	5,835,612	(4,722,550)
Change in net unrealized appreciation	6,885,771	9,101,884	9,994,683	18,241,955	31,124,333	77,730,242

Net Increase in Net Assets Resulting from Operations	15,352,461	17,143,355	16,199,469	21,162,096	44,157,371	76,450,811

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,963,242)	(3,593,206)	(3,227,833)	(2,708,809)	(6,896,937)	(5,861,904)
Class B	(582,094)	(479,073)	(513,693)	(453,971)	(890,273)	(947,544)
Class C	(2,791,770)	(2,524,717)	(1,709,111)	(1,680,826)	(2,663,615)	(3,190,968)
Class R	(238,985)	(227,648)	(297,928)	(297,015)	(267,714)	(392,225)
Net realized gains
Class A	(463,189)	—	—	—	—	—
Class B	(88,712)	—	—	—	—	—
Class C	(435,773)	—	—	—	—	—
Class R	(30,666)	—	—	—	—	—

Net Decrease from Dividends and Distributions to Shareholders	(8,594,431)	(6,824,644)	(5,748,565)	(5,140,621)	(10,718,539)	(10,392,641)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	102,650,253	104,781,421	87,677,363	80,784,715	216,395,619	185,986,071
Class B	13,149,877	12,759,957	15,240,310	12,279,576	32,094,003	33,183,939
Class C	86,058,302	88,154,402	56,767,607	55,590,836	114,353,551	123,838,803
Class R	5,023,414	4,081,989	7,592,421	7,703,990	11,467,594	11,894,550
Dividends and distribution reinvestments
Class A	3,886,280	2,892,117	2,943,320	2,437,411	6,444,881	5,379,578
Class B	588,109	427,599	474,922	424,066	849,836	899,819
Class C	2,793,302	2,127,507	1,540,112	1,479,706	2,433,641	2,904,360
Class R	269,651	227,284	297,928	297,015	267,001	391,387
Cost of shares repurchased
Class A	(56,980,878)	(51,195,607)	(40,032,576)	(36,084,313)	(107,176,991)	(84,457,616)
Class B	(3,481,193)	(5,031,808)	(4,517,933)	(5,109,134)	(13,415,950)	(14,909,440)
Class C	(50,444,496)	(44,764,772)	(24,889,408)	(20,738,361)	(70,089,870)	(54,487,355)
Class R	(3,836,556)	(3,774,101)	(16,849,072)	(4,035,851)	(12,699,459)	(15,183,105)

Net Increase in Net Assets from Capital Share Transactions	99,676,065	110,685,988	86,244,994	95,029,656	180,923,856	195,440,991

NET INCREASE IN NET ASSETS	106,434,095	121,004,699	96,695,898	111,051,131	214,362,688	261,499,161

NET ASSETS
Beginning of Year	278,870,294	157,865,595	283,976,827	172,925,696	809,169,713	547,670,552

End of Year	$385,304,389	$278,870,294	$380,672,725	$283,976,827	$1,023,532,401	$809,169,713

Undistributed/Accumulated Net Investment Income (Loss)	($502,655)	($1,541)	$262,665	$481,698	$1,676,553	$2,129,617

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization Moderate-Aggressive Fund		PL Portfolio Optimization Aggressive Fund		PL Floating Rate Income Fund (1)
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period Ended March 31, 2012
OPERATIONS
Net investment income	$2,919,713	$1,257,765	$372,230	$161,068	$1,305,553
Net realized gain (loss)	3,749,164	(7,062,030)	130,355	(5,865,275)	(55,054)
Change in net unrealized appreciation	20,625,477	79,657,093	4,646,591	36,869,932	444,446

Net Increase in Net Assets Resulting from Operations	27,294,354	73,852,828	5,149,176	31,165,725	1,694,945

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,489,595)	(3,198,720)	(561,009)	(653,565)	(76,686)
Class B	(329,689)	(413,315)	—	(139,088)	—
Class C	(803,908)	(1,199,785)	—	(314,226)	(19,277)
Class R	(158,188)	(140,419)	(14,803)	(27,172)	—
Class I	—	—	—	—	(1,190,555)

Net Decrease from Dividends and Distributions to Shareholders	(4,781,380)	(4,952,239)	(575,812)	(1,134,051)	(1,286,518)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	117,617,903	121,425,845	31,784,559	38,968,570	11,991,538
Class B	21,114,174	22,860,115	5,002,321	6,508,358	—
Class C	59,635,150	65,553,149	24,218,955	30,970,677	3,395,490
Class R	9,034,035	7,156,992	4,243,854	2,314,952	—
Class I	—	—	—	—	40,343,574
Dividends and distribution reinvestments
Class A	3,328,483	2,983,736	536,454	628,094	49,677
Class B	317,388	398,886	—	133,256	—
Class C	751,703	1,118,086	—	294,024	7,229
Class R	158,188	140,419	14,803	27,172	—
Class I	—	—	—	—	1,173,730
Cost of shares repurchased
Class A	(68,423,799)	(80,660,446)	(26,695,077)	(39,713,135)	(26,109)
Class B	(12,303,686)	(17,358,312)	(4,355,282)	(8,809,245)	—
Class C	(41,950,485)	(51,398,155)	(24,561,074)	(33,444,485)	(46,348)
Class R	(11,879,593)	(3,961,554)	(3,221,587)	(1,932,830)	—
Class I	—	—	—	—	(20,000)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	77,399,461	68,258,761	6,967,926	(4,054,592)	56,868,781

NET INCREASE IN NET ASSETS	99,912,435	137,159,350	11,541,290	25,977,082	57,277,208

NET ASSETS
Beginning of Year or Period	633,274,091	496,114,741	226,099,835	200,122,753	—

End of Year or Period	$733,186,526	$633,274,091	$237,641,125	$226,099,835	$57,277,208

Undistributed Net Investment Income	$1,546,068	$1,749,205	$410,096	$573,483	$22,716

(1)	Operations commenced on June 30, 2011.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Income Fund (1)		PL Money Market Fund
	Year Ended March 31, 2012	Period Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income (loss)	$4,544,980	$459,207	($5)	($34)
Net realized gain (loss)	3,201,825	501,867	(149)	34
Change in net unrealized appreciation (depreciation)	3,709,953	119,424	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	11,456,758	1,080,498	(154)	—

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,012,121)	(23,783)	—	—
Class C	(549,513)	—	—	—
Class I	(940,375)	(437,607)	—	—
Net realized gains
Class A	(486,579)	—	—	—
Class C	(122,517)	—	—	—
Class I	(2,113)	—	—	—

Net Decrease from Dividends and Distributions to Shareholders .	(5,113,218)	(461,390)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	270,672,136	5,581,764	45,578,881	88,260,849
Class C	78,065,409	—	—	—
Class I	1,088,751	50,161,102	—	—
Dividends and distribution reinvestments
Class A	2,349,682	16,590	—	—
Class C	545,408	—	—	—
Class I	942,488	437,607	—	—
Cost of shares repurchased
Class A	(35,115,509)	(285,716)	(51,953,637)	(84,487,252)
Class C	(2,932,504)	—	—	—
Class I	(52,949,486)	—	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	262,666,375	55,911,347	(6,374,756)	3,773,597

NET INCREASE (DECREASE) IN NET ASSETS	269,009,915	56,530,455	(6,374,910)	3,773,597

NET ASSETS
Beginning of Year or Period	56,530,455	—	38,442,521	34,668,924

End of Year or Period	$325,540,370	$56,530,455	$32,067,611	$38,442,521

Undistributed/Accumulated Net Investment Income (Loss)	$49,246	$6,275	($3,657)	($3,699)

(1)	Operations commenced on December 31, 2010.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year ended March 31 were as follows:

For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Returns (2)	Net Assets, End of Year (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income to Average Net Assets (3)	Portfolio Turnover Rates
PL Portfolio Optimization Conservative Fund
Class A:
4/1/2011 - 3/31/2012	$10.87	$0.22	$0.29	$0.51	($0.28)	($0.03)	($0.31)	$11.07	4.80%	$182,912	0.73%	0.60%	1.99%	10.20%
4/1/2010 - 3/31/2011	10.41	0.15	0.63	0.78	(0.32)	—	(0.32)	10.87	7.60%	130,249	0.78%	0.53%	1.43%	18.42%
4/1/2009 - 3/31/2010	8.84	0.32	1.59	1.91	(0.31)	(0.03)	(0.34)	10.41	21.67%	68,938	0.95%	0.20%	3.20%	20.50%
4/1/2008 - 3/31/2009	10.55	0.37	(1.50)	(1.13)	(0.55)	(0.03)	(0.58)	8.84	(10.78%)	32,817	0.95%	0.16%	3.91%	26.41%
4/1/2007 - 3/31/2008	10.51	0.34	0.19	0.53	(0.35)	(0.14)	(0.49)	10.55	5.15%	24,003	0.94%	0.00%	3.20%	43.30%

Class B:
4/1/2011 - 3/31/2012	$10.78	$0.13	$0.29	$0.42	($0.21)	($0.03)	($0.24)	$10.96	4.02%	$33,122	1.48%	1.35%	1.24%	10.20%
4/1/2010 - 3/31/2011	10.34	0.07	0.63	0.70	(0.26)	—	(0.26)	10.78	6.80%	22,282	1.53%	1.27%	0.68%	18.42%
4/1/2009 - 3/31/2010	8.77	0.24	1.60	1.84	(0.24)	(0.03)	(0.27)	10.34	21.07%	13,336	1.70%	0.95%	2.45%	20.50%
4/1/2008 - 3/31/2009	10.49	0.30	(1.50)	(1.20)	(0.49)	(0.03)	(0.52)	8.77	(11.51%)	8,306	1.70%	0.91%	3.16%	26.41%
4/1/2007 - 3/31/2008	10.46	0.26	0.19	0.45	(0.28)	(0.14)	(0.42)	10.49	4.42%	4,895	1.69%	0.75%	2.45%	43.30%

Class C:
4/1/2011 - 3/31/2012	$10.77	$0.13	$0.30	$0.43	($0.21)	($0.03)	($0.24)	$10.96	4.08%	$158,748	1.48%	1.35%	1.24%	10.20%
4/1/2010 - 3/31/2011	10.33	0.07	0.63	0.70	(0.26)	—	(0.26)	10.77	6.81%	117,458	1.53%	1.27%	0.68%	18.42%
4/1/2009 - 3/31/2010	8.76	0.24	1.61	1.85	(0.25)	(0.03)	(0.28)	10.33	21.14%	67,620	1.70%	0.95%	2.45%	20.50%
4/1/2008 - 3/31/2009	10.49	0.30	(1.51)	(1.21)	(0.49)	(0.03)	(0.52)	8.76	(11.63%)	37,659	1.70%	0.91%	3.16%	26.41%
4/1/2007 - 3/31/2008	10.45	0.26	0.20	0.46	(0.28)	(0.14)	(0.42)	10.49	4.48%	25,841	1.69%	0.75%	2.45%	43.30%

Class R:
4/1/2011 - 3/31/2012	$10.83	$0.19	$0.29	$0.48	($0.25)	($0.03)	($0.28)	$11.03	4.58%	$10,522	0.98%	0.85%	1.74%	10.20%
4/1/2010 - 3/31/2011	10.38	0.13	0.61	0.74	(0.29)	—	(0.29)	10.83	7.25%	8,881	1.03%	0.75%	1.20%	18.42%
4/1/2009 - 3/31/2010	8.81	0.29	1.60	1.89	(0.29)	(0.03)	(0.32)	10.38	21.53%	7,972	1.20%	0.45%	2.95%	20.50%
4/1/2008 - 3/31/2009	10.53	0.34	(1.50)	(1.16)	(0.53)	(0.03)	(0.56)	8.81	(11.07%)	3,197	1.20%	0.41%	3.66%	26.41%
4/1/2007 - 3/31/2008	10.50	0.31	0.19	0.50	(0.33)	(0.14)	(0.47)	10.53	4.90%	1,629	1.19%	0.25%	2.95%	43.30%

PL Portfolio Optimization Moderate-Conservative Fund
Class A:
4/1/2011 - 3/31/2012	$11.25	$0.18	$0.35	$0.53	($0.22)	$—	($0.22)	$11.56	4.87%	$188,660	0.73%	0.60%	1.62%	9.52%
4/1/2010 - 3/31/2011	10.54	0.12	0.87	0.99	(0.28)	—	(0.28)	11.25	9.53%	132,919	0.78%	0.52%	1.16%	9.61%
4/1/2009 - 3/31/2010	8.36	0.26	2.19	2.45	(0.27)	—	(0.27)	10.54	29.60%	78,160	0.95%	0.20%	2.58%	10.42%
4/1/2008 - 3/31/2009	10.96	0.30	(2.36)	(2.06)	(0.44)	(0.10)	(0.54)	8.36	(19.15%)	39,518	0.92%	0.14%	3.10%	31.68%
4/1/2007 - 3/31/2008	11.21	0.28	(0.01)	0.27	(0.34)	(0.18)	(0.52)	10.96	2.31%	50,389	0.82%	0.00%	2.50%	10.38%

Class B:
4/1/2011 - 3/31/2012	$11.17	$0.10	$0.35	$0.45	($0.16)	$—	($0.16)	$11.46	4.07%	$40,812	1.48%	1.35%	0.87%	9.52%
4/1/2010 - 3/31/2011	10.47	0.04	0.87	0.91	(0.21)	—	(0.21)	11.17	8.78%	28,411	1.53%	1.27%	0.41%	9.61%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	28.87%	19,202	1.70%	0.95%	1.83%	10.42%
4/1/2008 - 3/31/2009	10.89	0.23	(2.36)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.85%)	11,943	1.67%	0.89%	2.35%	31.68%
4/1/2007 - 3/31/2008	11.15	0.20	(0.02)	0.18	(0.26)	(0.18)	(0.44)	10.89	1.53%	15,092	1.57%	0.75%	1.75%	10.38%

Class C:
4/1/2011 - 3/31/2012	$11.16	$0.10	$0.36	$0.46	($0.15)	$—	($0.15)	$11.47	4.20%	$144,900	1.48%	1.35%	0.87%	9.52%
4/1/2010 - 3/31/2011	10.47	0.04	0.86	0.90	(0.21)	—	(0.21)	11.16	8.71%	107,411	1.53%	1.27%	0.41%	9.61%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	28.87%	65,086	1.70%	0.95%	1.83%	10.42%
4/1/2008 - 3/31/2009	10.89	0.22	(2.35)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.84%)	40,640	1.67%	0.89%	2.35%	31.68%
4/1/2007 - 3/31/2008	11.16	0.20	(0.02)	0.18	(0.27)	(0.18)	(0.45)	10.89	1.51%	48,205	1.57%	0.75%	1.75%	10.38%

Class R:
4/1/2011 - 3/31/2012	$11.22	$0.15	$0.35	$0.50	($0.20)	$—	($0.20)	$11.52	4.53%	$6,301	0.98%	0.85%	1.37%	9.52%
4/1/2010 - 3/31/2011	10.51	0.10	0.86	0.96	(0.25)	—	(0.25)	11.22	9.32%	15,236	1.03%	0.76%	0.91%	9.61%
4/1/2009 - 3/31/2010	8.34	0.23	2.20	2.43	(0.26)	—	(0.26)	10.51	29.32%	10,478	1.20%	0.45%	2.33%	10.42%
4/1/2008 - 3/31/2009	10.94	0.27	(2.36)	(2.09)	(0.41)	(0.10)	(0.51)	8.34	(19.36%)	4,957	1.17%	0.39%	2.85%	31.68%
4/1/2007 - 3/31/2008	11.20	0.25	(0.01)	0.24	(0.32)	(0.18)	(0.50)	10.94	2.03%	3,031	1.07%	0.25%	2.25%	10.38%

See Notes to Financial Statements	See explanation of references on C-10

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended March 31 were as follows:

For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Returns (2)	Net Assets, End of Year (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)	Portfolio Turnover Rates
PL Portfolio Optimization Moderate Fund
Class A:
4/1/2011 - 3/31/2012	$11.88	$0.14	$0.42	$0.56	($0.18)	$—	($0.18)	$12.26	4.82%	$517,945	0.72%	0.60%	1.18%	6.77%
4/1/2010 - 3/31/2011	10.81	0.10	1.19	1.29	(0.22)	—	(0.22)	11.88	12.10%	384,999	0.77%	0.52%	0.91%	9.36%
4/1/2009 - 3/31/2010	7.96	0.20	2.87	3.07	(0.22)	—	(0.22)	10.81	38.85%	247,213	0.92%	0.20%	1.99%	9.43%
4/1/2008 - 3/31/2009	11.51	0.23	(3.30)	(3.07)	(0.31)	(0.17)	(0.48)	7.96	(27.25%)	137,205	0.89%	0.14%	2.35%	25.95%
4/1/2007 - 3/31/2008	12.08	0.23	(0.17)	0.06	(0.35)	(0.28)	(0.63)	11.51	0.28%	192,707	0.78%	0.00%	1.90%	5.01%

Class B:
4/1/2011 - 3/31/2012	$11.80	$0.05	$0.43	$0.48	($0.10)	$—	($0.10)	$12.18	4.13%	$115,513	1.47%	1.35%	0.43%	6.77%
4/1/2010 - 3/31/2011	10.74	0.02	1.18	1.20	(0.14)	—	(0.14)	11.80	11.33%	92,064	1.52%	1.26%	0.17%	9.36%
4/1/2009 - 3/31/2010	7.90	0.12	2.87	2.99	(0.15)	—	(0.15)	10.74	38.14%	65,336	1.67%	0.95%	1.24%	9.43%
4/1/2008 - 3/31/2009	11.44	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.90	(27.95%)	40,658	1.64%	0.89%	1.60%	25.95%
4/1/2007 - 3/31/2008	12.02	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.44	(0.48%)	56,387	1.53%	0.75%	1.15%	5.01%

Class C:
4/1/2011 - 3/31/2012	$11.78	$0.05	$0.43	$0.48	($0.09)	$—	($0.09)	$12.17	4.18%	$366,753	1.47%	1.35%	0.43%	6.77%
4/1/2010 - 3/31/2011	10.73	0.02	1.17	1.19	(0.14)	—	(0.14)	11.78	11.26%	308,449	1.52%	1.26%	0.17%	9.36%
4/1/2009 - 3/31/2010	7.88	0.12	2.88	3.00	(0.15)	—	(0.15)	10.73	38.36%	210,889	1.67%	0.95%	1.24%	9.43%
4/1/2008 - 3/31/2009	11.42	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.88	(28.02%)	123,122	1.64%	0.89%	1.60%	25.95%
4/1/2007 - 3/31/2008	12.00	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.42	(0.46%)	180,421	1.53%	0.75%	1.15%	5.01%

Class R:
4/1/2011 - 3/31/2012	$11.84	$0.11	$0.43	$0.54	($0.14)	$—	($0.14)	$12.24	4.67%	$23,321	0.97%	0.85%	0.93%	6.77%
4/1/2010 - 3/31/2011	10.77	0.07	1.18	1.25	(0.18)	—	(0.18)	11.84	11.82%	23,658	1.02%	0.75%	0.68%	9.36%
4/1/2009 - 3/31/2010	7.93	0.17	2.87	3.04	(0.20)	—	(0.20)	10.77	38.61%	24,232	1.17%	0.45%	1.74%	9.43%
4/1/2008 - 3/31/2009	11.48	0.20	(3.29)	(3.09)	(0.29)	(0.17)	(0.46)	7.93	(27.48%)	12,323	1.14%	0.39%	2.10%	25.95%
4/1/2007 - 3/31/2008	12.06	0.20	(0.17)	0.03	(0.33)	(0.28)	(0.61)	11.48	0.05%	7,754	1.03%	0.25%	1.65%	5.01%

PL Portfolio Optimization Moderate-Aggressive Fund

Class A:
4/1/2011 - 3/31/2012	$12.05	$0.10	$0.38	$0.48	($0.12)	$—	($0.12)	$12.41	4.13%	$365,426	0.72%	0.60%	0.82%	7.52%
4/1/2010 - 3/31/2011	10.68	0.07	1.44	1.51	(0.14)	—	(0.14)	12.05	14.36%	301,232	0.77%	0.51%	0.62%	13.33%
4/1/2009 - 3/31/2010	7.31	0.13	3.38	3.51	(0.14)	—	(0.14)	10.68	48.26%	225,236	0.92%	0.20%	1.33%	13.96%
4/1/2008 - 3/31/2009	11.79	0.16	(4.21)	(4.05)	(0.19)	(0.24)	(0.43)	7.31	(35.15%)	128,976	0.89%	0.14%	1.63%	22.98%
4/1/2007 - 3/31/2008	12.74	0.17	(0.41)	(0.24)	(0.33)	(0.38)	(0.71)	11.79	(2.25%)	203,091	0.78%	0.00%	1.30%	5.05%

Class B:
4/1/2011 - 3/31/2012	$11.93	$0.01	$0.40	$0.41	($0.04)	$—	($0.04)	$12.30	3.50%	$95,937	1.47%	1.35%	0.07%	7.52%
4/1/2010 - 3/31/2011	10.57	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.93	13.59%	83,812	1.52%	1.26%	(0.13%)	13.33%
4/1/2009 - 3/31/2010	7.21	0.05	3.38	3.43	(0.07)	—	(0.07)	10.57	47.84%	68,751	1.67%	0.95%	0.58%	13.96%
4/1/2008 - 3/31/2009	11.69	0.08	(4.19)	(4.11)	(0.13)	(0.24)	(0.37)	7.21	(35.97%)	43,587	1.64%	0.89%	0.88%	22.98%
4/1/2007 - 3/31/2008	12.67	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.69	(3.04%)	68,162	1.53%	0.75%	0.55%	5.05%

Class C:
4/1/2011 - 3/31/2012	$11.91	$0.01	$0.39	$0.40	($0.04)	$—	($0.04)	$12.27	3.39%	$257,114	1.47%	1.35%	0.07%	7.52%
4/1/2010 - 3/31/2011	10.55	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.91	13.64%	230,964	1.52%	1.26%	(0.13%)	13.33%
4/1/2009 - 3/31/2010	7.18	0.05	3.39	3.44	(0.07)	—	(0.07)	10.55	48.18%	189,917	1.67%	0.95%	0.58%	13.96%
4/1/2008 - 3/31/2009	11.67	0.08	(4.20)	(4.12)	(0.13)	(0.24)	(0.37)	7.18	(36.12%)	117,549	1.64%	0.89%	0.88%	22.98%
4/1/2007 - 3/31/2008	12.65	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.67	(3.03%)	184,634	1.53%	0.75%	0.55%	5.05%

Class R:
4/1/2011 - 3/31/2012	$12.03	$0.07	$0.40	$0.47	($0.10)	$—	($0.10)	$12.40	3.97%	$14,710	0.97%	0.85%	0.57%	7.52%
4/1/2010 - 3/31/2011	10.67	0.04	1.44	1.48	(0.12)	—	(0.12)	12.03	14.00%	17,265	1.02%	0.76%	0.37%	13.33%
4/1/2009 - 3/31/2010	7.30	0.10	3.39	3.49	(0.12)	—	(0.12)	10.67	48.07%	12,211	1.17%	0.45%	1.08%	13.96%
4/1/2008 - 3/31/2009	11.79	0.13	(4.21)	(4.08)	(0.17)	(0.24)	(0.41)	7.30	(35.38%)	5,307	1.14%	0.39%	1.38%	22.98%
4/1/2007 - 3/31/2008	12.74	0.13	(0.39)	(0.26)	(0.31)	(0.38)	(0.69)	11.79	(2.39%)	3,147	1.03%	0.25%	1.05%	5.05%

See Notes to Financial Statements	See explanation of references on C-10

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratios of Net Investment Income (Loss) to Average Net Assets (3)		Portfolio Turnover Rates
PL Portfolio Optimization Aggressive Fund
Class A:
4/1/2011 - 3/31/2012	$12.29	$0.06		$0.27	$0.33	($0.06)		$—	($0.06)		$12.56	2.73%	$122,397	0.74%	0.60%	0.52%		12.51%
4/1/2010 - 3/31/2011	10.66	0.05		1.65	1.70	(0.07)		—	(0.07)		12.29	16.11%	114,246	0.80%	0.51%	0.44%		26.22%
4/1/2009 - 3/31/2010	6.92	0.09		3.75	3.84	(0.10)		—	(0.10)		10.66	55.84%	98,669	0.94%	0.20%	0.94%		25.89%
4/1/2008 - 3/31/2009	12.04	0.09		(4.88)	(4.79)	—		(0.33)	(0.33)		6.92	(40.88%)	59,937	0.92%	0.14%	0.97%		18.16%
4/1/2007 - 3/31/2008	13.49	0.08		(0.77)	(0.69)	(0.33)		(0.43)	(0.76)		12.04	(5.70%)	96,230	0.80%	0.00%	0.62%		9.66%

Class B:
4/1/2011 - 3/31/2012	$12.03	($0.03)		$0.28	$0.25	$—		$—	$—		$12.28	2.08%	$31,969	1.49%	1.35%	(0.23%)		12.51%
4/1/2010 - 3/31/2011	10.46	(0.03)		1.65	1.62	(0.05)		—	(0.05)		12.03	15.62%	30,693	1.55%	1.25%	(0.31%)		26.22%
4/1/2009 - 3/31/2010	6.72	0.02		3.75	3.77	(0.03)		—	(0.03)		10.46	56.15%	28,776	1.69%	0.95%	0.19%		25.89%
4/1/2008 - 3/31/2009	11.93	0.02		(4.90)	(4.88)	—		(0.33)	(0.33)		6.72	(42.04%)	18,042	1.67%	0.89%	0.22%		18.16%
4/1/2007 - 3/31/2008	13.41	(0.02)		(0.78)	(0.80)	(0.25)		(0.43)	(0.68)		11.93	(6.46%)	30,059	1.55%	0.75%	(0.13%)		9.66%

Class C:
4/1/2011 - 3/31/2012	$12.03	($0.03)		$0.28	$0.25	$—		$—	$—		$12.28	2.08%	$76,613	1.49%	1.35%	(0.23%)		12.51%
4/1/2010 - 3/31/2011	10.46	(0.03)		1.65	1.62	(0.05)		—	(0.05)		12.03	15.61%	75,607	1.55%	1.25%	(0.31%)		26.22%
4/1/2009 - 3/31/2010	6.71	0.02		3.75	3.77	(0.02)		—	(0.02)		10.46	56.11%	68,230	1.69%	0.95%	0.19%		25.89%
4/1/2008 - 3/31/2009	11.92	0.02		(4.90)	(4.88)	—		(0.33)	(0.33)		6.71	(41.99%)	43,588	1.67%	0.89%	0.22%		18.16%
4/1/2007 - 3/31/2008	13.40	(0.02)		(0.77)	(0.79)	(0.26)		(0.43)	(0.69)		11.92	(6.44%)	75,389	1.55%	0.75%	(0.13%)		9.66%

Class R:
4/1/2011 - 3/31/2012	$12.22	$0.03		$0.26	$0.29	($0.03)		$—	($0.03)		$12.48	2.43%	$6,662	0.99%	0.85%	0.27%		12.51%
4/1/2010 - 3/31/2011	10.61	0.02		1.65	1.67	(0.06)		—	(0.06)		12.22	16.02%	5,553	1.05%	0.76%	0.19%		26.22%
4/1/2009 - 3/31/2010	6.88	0.06		3.76	3.82	(0.09)		—	(0.09)		10.61	55.70%	4,448	1.19%	0.45%	0.69%		25.89%
4/1/2008 - 3/31/2009	12.03	0.06		(4.88)	(4.82)	—		(0.33)	(0.33)		6.88	(41.17%)	2,106	1.17%	0.39%	0.72%		18.16%
4/1/2007 - 3/31/2008	13.49	0.05		(0.77)	(0.72)	(0.31)		(0.43)	(0.74)		12.03	(5.88%)	1,236	1.05%	0.25%	0.37%		9.66%

PL Floating Rate Income Fund (5)
Class A:
12/30/2011 - 3/31/2012	$9.81	$0.13		$0.24	$0.37	($0.11)		$—	($0.11)		$10.07	3.79%	$12,071	1.55%	1.05%	5.33%		139.00%

Class C:
12/30/2011 - 3/31/2012	$9.81	$0.11		$0.25	$0.36	($0.10)		$—	($0.10)		$10.07	3.68%	$3,372	2.30%	1.80%	4.61%		139.00%

Class I:
6/30/2011 - 3/31/2012	$10.00	$0.34		$0.06	$0.40	($0.32)		$—	($0.32)		$10.08	4.11%	$41,834	1.24%	0.80%	4.60%		139.00%

PL Income Fund
Class A:
4/1/2011 - 3/31/2012	$10.16	$0.30		$0.48	$0.78	($0.30)		($0.03)	($0.33)		$10.61	7.79%	$247,522	1.35%	0.90%	2.94%		199.30%
12/31/2010 - 3/31/2011	10.00	0.09		0.16	0.25	(0.09)		—	(0.09)		10.16	2.46%	5,300	1.77%	0.90%	3.62%		142.25%

Class C:
6/30/2011 - 3/31/2012 (6)	$10.32	$0.17		$0.33	$0.50	($0.17)		($0.03)	($0.20)		$10.62	4.89%	$76,726	2.07%	1.65%	2.17%		199.30%

Class I:
4/1/2011 - 3/31/2012	$10.16	$0.36		$0.44	$0.80	($0.31)		($0.03)	($0.34)		$10.62	7.95%	$1,292	0.95%	0.65%	3.42%		199.30%
12/31/2010 - 3/31/2011	10.00	0.10		0.15	0.25	(0.09)		—	(0.09)		10.16	2.48%	51,231	1.37%	0.65%	3.87%		142.25%

PL Money Market Fund
Class A:
4/1/2011 - 3/31/2012	$1.00	($0.00	)(7)	$0.00 (7)	$0.00	$—		$—	$—		$1.00	0.00%	$32,068	1.01%	0.11%	(0.00	%)(7)	N/A
4/1/2010 - 3/31/2011	1.00	(0.00	)(7)	0.00 (7)	0.00	—		—	—		1.00	0.00%	38,443	1.00%	0.24%	(0.00	%)(7)	N/A
4/1/2009 - 3/31/2010	1.00	(0.00	)(7)	0.00 (7)	0.00	(0.00	)(7)	—	(0.00	)(7)	1.00	0.03%	34,669	1.09%	0.36%	(0.00	%)(7)	N/A
4/1/2008 - 3/31/2009	1.00	0.01		—	0.01	(0.01)		—	(0.01)		1.00	1.27%	55,424	1.18%	0.78%	1.22%		N/A
4/1/2007 - 3/31/2008	1.00	0.04		—	0.04	(0.04)		—	(0.04)		1.00	3.90%	42,636	1.28%	0.95%	3.68%		N/A

(1)	Net investment income (loss) per share has been calculated using the average shares method except for the PL Money Market Fund.
(2)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers, adviser expense reimbursements, administration fee waivers, and service fee waivers, as discussed in Note 7B in Notes to Financial Statements. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the PL Portfolio Optimization Funds invest.
(5)	Class I shares of the PL Floating Rate Income Fund commenced operations on June 30, 2011 and Class A and Class C shares commenced operations on December 30, 2011.
(6)	Class C shares of the PL Income Fund commenced operations on June 30, 2011.
(7)	Amount represents less than $0.005 per share or less than 0.005%.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust. As of March 31, 2012, the Trust was comprised of twenty-eight separate funds, eight of which are presented in this report (each individually, a “Fund”, and collectively the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”); and the PL Floating Rate Income Fund, PL Income Fund and PL Money Market Fund.

The Portfolio Optimization Funds offer Class A, Class B, Class C and Class R shares. Each class is distinguished by its applicable sales charges and distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase.

The PL Floating Rate Income Fund and PL Income Fund offer Class A, Class C and Class I shares. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 3.00% front-end sales charge and 4.25% front-end sales charge, respectively; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I shares are sold at NAV without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase.

The PL Money Market Fund offers Class A shares only, which are sold at NAV without an initial sales charge.

The Portfolio Optimization Funds invest their assets in Class P shares of other funds of the Trust (collectively, the “PL Underlying Funds”).

The annual report for the PL Underlying Funds is not included in this report; there is a separate annual report for the PL Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PL Underlying Funds, see the Where to Go for More Information section of this report on page F-11.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes.

B. DISTRIBUTIONS TO SHAREHOLDERS

The Funds declare and pay dividends on net investment income at least annually, except for the PL Floating Rate Income Fund, PL Income Fund and PL Money Market Fund. Dividends, if any, are generally declared and paid monthly for the PL Floating Rate Income Fund and PL Income Fund and declared daily and paid monthly for the PL Money Market Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally other Fund expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

D-1

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

D. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

E. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective for interim and annual reporting periods beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to establish common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with both accounting standards. This update will require additional qualitative disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy (see Note 3C), as well as additional disclosures for all transfers in and out of Level 1 and Level 2. The ASU is effective for interim and annual reporting periods beginning after December 15, 2011.

In December 2011, FASB issued an ASU that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013.

Management is currently evaluating the impact, if any, that the implementation of these ASUs will have on the Trust’s financial statement disclosures.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

A. NET ASSET VALUE

Each Fund is divided into shares. The price per share of each class of a Fund’s shares is called NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. The valuation of investments held by the Funds is discussed in further detail below.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Trust’s Board of Trustees (the “Board”).

Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the PL Underlying Funds, which are valued at their respective NAV’s at the time of computation.

Money Market Instruments and Short-Term Investments

The investments of the PL Money Market Fund and money market and short-term investments in other Funds maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments of other mutual funds for temporary cash purposes are valued at their respective NAVs.

D-2

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic and Foreign Fixed Income Investments

Fixed income investments of the PL Floating Rate Income Fund and PL Income Fund are generally valued by approved pricing and quotation services using the mean between the bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Board has adopted procedures (“Trust Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Trust Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold.

Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Quoted prices (unadjusted) in active markets for identical investments

•	Level 2 - Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

•	Level 3 - Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. For the year or period ended March 31, 2012, there were no significant transfers between Level 1, Level 2, and Level 3 for any of the Funds covered in this report. A summary of each Fund’s investments as of March 31, 2012 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Mutual Funds

Investments in mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information and options adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and options adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps

Credit default swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of these investments may move up or down and as a result, an investment in a Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair the Adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the PL Underlying Funds in direct proportion to the allocation of assets among those funds. The annual report for the PL Underlying Funds contains information about the risks associated with investing in the PL Underlying Funds. Allocations among the PL Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PL Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PL Underlying Funds (See Note 7C).

Equity Investments

The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These

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instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile. The foreign investments of the PL Money Market Fund must be denominated in U.S. dollars.

Illiquid Investments

Each Fund may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the PL Money Market Fund), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each Fund as of March 31, 2012 was less than 15% of its net assets (5% of total assets for the PL Money Market Fund).

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2012, no participation interest in Senior Loans was held by any of the Funds covered in this report.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed

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as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Trust’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk - A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk - A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and currencies.

Price volatility risk - Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk - Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) investments may range in quality from those rated in the

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lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a Fund or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a Fund or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could have a material adverse impact on a Fund’s financial statements. To reduce credit and counterparty risk associated with transactions, a Fund may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons the Funds invested in derivatives during the reporting period are discussed in further detail below.

Swaps Agreements - Swaps are privately negotiated agreements between the Funds and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals and may be executed in the over-the-counter market or in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by a Fund are included as part of realized gain or loss in the Statements of Operations.

Credit Default Swaps - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, PL Floating Rate Income Fund entered into index based credit default swaps as a substitute for securities in order to gain broad exposure to the bank loan markets and all swap agreements were terminated prior to March 31, 2012. The amount of net realized loss of $43,819 on swap transactions during the period ended March 31, 2012 disclosed as net realized loss on swap transactions in the Statement of Operations serves as an indicator of the volume of derivative activity for the PL Floating Rate Income Fund. None of the other Funds covered in this report invested in derivative instruments during the year ended March 31, 2012.

The Trust records its derivative investments, if any, at fair value, which are not accounted for as hedging investments under U.S. GAAP.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Trust. PLFA manages the Portfolio Optimization Funds. PLFA manages the PL Floating Rate Income

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Fund, PL Income Fund and PL Money Market Fund under the name Pacific Asset Management. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Portfolio Optimization Conservative	0.20%	PL Portfolio Optimization Aggressive	0.20%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Floating Rate Income Fund	0.65%
PL Portfolio Optimization Moderate	0.20%	PL Income Fund	0.50%
PL Portfolio Optimization Moderate-Aggressive	0.20%	PL Money Market	See (1)

(1)	An annual rate of 0.20% of the first $250 million of the average daily net assets, 0.15% of the next $250 million, and 0.10% in excess of $500 million.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. During the reporting period, the Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the Portfolio Optimization Funds (which invest in the PL Underlying Funds that also have an administration fee at an annual rate of 0.15%) and 0.30% for the PL Money Market Fund. The Trust also compensated the Administrator at an annual rate of 0.30% for Class A and Class C shares and 0.15% for Class I shares of the PL Floating Rate Income Fund and PL Income Fund. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (“Class A Plan”), which is not a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares. The service fee was 0.25% for Class B, C, and R shares. Under the Class A Plan, each Fund paid the Distributor service fees at an annual rate of 0.25% of the average daily net assets attributable to Class A shares. There are no distribution and service fees for Class I shares. The distribution and service fees were accrued daily. For the year ended March 31, 2012, the Distributor, acting as underwriter, received net commissions (upfront sales charges) of $20,829,227 from the sale of Class A shares and received $907,653 in CDSC from redemptions of Class A, B and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees payable to the Adviser, the administration fees payable to Pacific Life, the distribution and service fees payable to the Distributor, including any fee waivers, and expenses for support services payable to PLFA and Pacific Life (see Note 6) by each Fund covered in this report for the year or period ended March 31, 2012 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2012 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reduce its fees or otherwise reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to, administration fees, organizational expenses, custody expenses, expenses for audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include investment advisory fees; distribution and/or service fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and

D-9

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for each Portfolio Optimization Fund is 0.15% through June 30, 2014 and 0.30% from July 1, 2014 through June 30, 2021. The current expense cap for the PL Floating Rate Income Fund and the PL Income Fund is 0.15% through June 30, 2014. The current expense cap for the PL Money Market Fund is 0.30% through June 30, 2012. There is no guarantee that PLFA will continue to reimburse expenses upon the expiration of the applicable expense caps.

Any expense reimbursements are subject to repayment to PLFA for a period of time as permitted under regulatory and/or accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place) to the extent such expenses fall below the current expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds covered in this report during the year or period ended March 31, 2012.

For the PL Money Market Fund, in addition to the above expense cap, PLFA, the Administrator and/or the Distributor have agreed, temporarily, to waive a portion of their fees, to the extent necessary to prevent the Fund’s expenses from exceeding earnings (i.e., to prevent the Fund from having a negative yield). However, there can be no assurance that a negative yield will not occur. Any fee waivers for the PL Money Market Fund are not subject to repayment to PLFA, the Administrator and/or the Distributor. There is no guarantee that PLFA, the Administrator, and/or the Distributor will continue to waive a portion of their fees in the future.

The investment adviser expense reimbursement, the advisory fee waiver, the administration fee waiver, and the service fee waiver, if any, of each of the applicable Funds covered in this report for the year or period ended March 31, 2012 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of March 31, 2012 are presented in the Statements of Assets and Liabilities.

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2012 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Fund	3/31/2013	3/31/2014	3/31/2015
PL Portfolio Optimization Conservative	$592,826	$486,514	$406,199
PL Portfolio Optimization Moderate-Conservative	678,602	467,467	416,693
PL Portfolio Optimization Moderate	2,044,114	1,294,312	1,027,703
PL Portfolio Optimization Moderate-Aggressive	1,951,672	1,124,694	807,014
PL Portfolio Optimization Aggressive	851,173	477,661	316,090
PL Floating Rate Income			123,956
PL Income		85,763	651,413
PL Money Market	147,762	112,758	93,514

Total	$6,266,149	$4,049,169	$3,842,582

Due to the current regulatory and/or accounting guidance, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2009 expired for future recoupment as of March 31, 2012. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2012.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2012, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C and R) owned Class P shares in each of the affiliated applicable PL Underlying Funds. A summary of transactions for the year ended March 31, 2012 and total investments by each of the Portfolio Optimization Funds in each PL Underlying Fund as of March 31, 2012 is as follows:

							As of March 31, 2012
Fund/PL Underlying Fund	Value as of April 1, 2011	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	Value	Shares Balance	Ownership Percentage
PL Portfolio Optimization Conservative Fund
PL Floating Rate Loan	$24,260,513	$10,731,378	$1,221,928	$1,130,320	($28,340)	$46,807	$35,101,966	3,475,442	31.31%
PL Inflation Managed	48,760,953	16,415,383	2,110,275	2,936,695	2,732,685	1,116,616	68,199,217	6,320,595	23.69%
PL Managed Bond	102,504,610	38,998,955	3,547,503	1,210,026	(36,706)	1,429,038	145,233,374	13,360,936	29.86%
PL Short Duration Bond	38,742,817	13,885,496	544,351	109,730	66,360	132,476	53,261,770	5,289,153	34.28%
PL Comstock	9,983,099	9,881,411	171,530	5,331,136	27,881	1,077,033	15,809,818	1,267,828	7.64%
PL Growth LT	5,337,813	1,461,838	—	6,098,215	580,747	(1,282,183)	—	—	0.00%
PL Large-Cap Growth	4,928,497	3,463,048	—	1,157,134	98,107	983,185	8,315,703	807,350	6.43%
PL Large-Cap Value	15,817,051	7,323,752	302,150	5,460,984	42,525	1,606,058	19,630,552	1,594,683	7.47%
PL Main Street Core	6,069,708	1,328,986	58,013	592,182	(10,357)	932,382	7,786,550	691,523	4.02%
PL Mid-Cap Equity	9,585,544	5,196,414	43,573	3,440,960	(65,068)	379,615	11,699,118	1,136,941	7.09%
PL International Large-Cap	6,166,303	7,951,421	135,507	3,002,784	(90,351)	579,175	11,739,271	776,407	5.76%
PL International Value	6,163,334	4,020,756	243,164	2,652,182	(39,852)	(114,431)	7,620,789	884,082	6.86%

	$278,320,242	$120,658,838	$8,377,994	$33,122,348	$3,277,631	$6,885,771	$384,398,128

D-10

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

							As of March 31, 2012
Fund/PL Underlying Fund	Value as of April 1, 2011	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	Value	Shares Balance	Ownership Percentage
PL Portfolio Optimization Moderate-Conservative Fund
PL Floating Rate Loan	$21,066,994	$5,650,081	$909,228	$1,500,271	($21,264)	$18,047	$26,122,815	2,586,417	23.30%
PL Inflation Managed	39,824,008	10,263,821	1,647,040	3,399,147	2,292,584	760,420	51,388,726	4,762,625	17.85%
PL Managed Bond	80,434,335	27,078,433	2,561,246	7,170,028	(226,302)	1,252,015	103,929,699	9,561,150	21.36%
PL Short Duration Bond	28,978,853	9,421,377	389,135	1,839,152	36,097	101,113	37,087,423	3,682,961	23.87%
PL Comstock	16,277,697	5,782,616	274,863	562,867	(67,037)	1,232,173	22,937,445	1,839,410	11.06%
PL Growth LT	8,297,223	1,711,519	37,610	2,167,376	(176,097)	459,372	8,162,251	622,123	7.53%
PL Large-Cap Growth	10,977,797	4,314,777	—	714,927	205,713	1,920,581	16,703,941	1,621,742	12.93%
PL Large-Cap Value	22,157,836	11,705,456	505,167	5,664,180	(123,506)	2,306,085	30,886,858	2,509,087	11.74%
PL Main Street Core	13,557,385	5,352,892	146,953	1,779,474	(19,683)	2,106,768	19,364,841	1,719,790	10.01%
PL Mid-Cap Equity	10,930,378	4,623,316	62,087	577,484	(74,967)	363,075	15,326,405	1,489,447	9.28%
PL Mid-Cap Growth	6,447,601	2,464,060	33,000	656,216	762,629	(575,346)	8,475,728	955,550	11.52%
PL Small-Cap Value	2,816,817	1,964,838	46,618	1,111,812	38,168	(24,504)	3,730,125	352,564	4.32%
PL Emerging Markets	—	5,494,173	19,401	1,183,687	(95,648)	(146,192)	4,088,047	301,701	4.78%
PL International Large-Cap	13,666,052	7,274,571	210,861	1,456,173	(186,491)	611,783	20,120,603	1,330,728	9.87%
PL International Value	7,837,656	5,312,782	324,219	1,164,300	(176,729)	(390,707)	11,742,921	1,362,288	10.57%

	$283,270,632	$108,414,712	$7,167,428	$30,947,094	$2,167,467	$9,994,683	$380,067,828

PL Portfolio Optimization Moderate Fund
PL Floating Rate Loan	$40,695,802	$11,598,963	$1,691,463	$3,037,373	($84,696)	$17,999	$50,882,158	5,037,837	45.39%
PL Inflation Managed	89,349,110	26,132,028	3,373,071	14,702,417	5,503,608	1,366,287	111,021,687	10,289,313	38.56%
PL Managed Bond	137,704,785	42,731,905	4,042,343	13,635,475	(458,606)	2,296,529	172,681,481	15,886,061	35.49%
PL Short Duration Bond	40,548,010	13,979,721	505,087	4,698,311	36,831	164,994	50,536,332	5,018,504	32.52%
PL Comstock	62,942,312	14,765,519	969,396	1,137,183	(174,081)	3,560,830	80,926,793	6,489,719	39.03%
PL Growth LT	40,726,523	6,842,812	203,727	8,614,541	(588,547)	2,233,826	40,803,800	3,110,046	37.66%
PL Large-Cap Growth	40,192,558	7,642,275	—	704,634	739,184	5,826,535	53,695,918	5,213,196	41.55%
PL Large-Cap Value	88,175,057	12,335,198	1,673,446	5,824,340	(685,502)	6,721,982	102,395,841	8,318,102	38.93%
PL Main Street Core	56,402,491	8,989,582	542,599	873,048	(78,471)	7,482,912	72,466,065	6,435,707	37.46%
PL Mid-Cap Equity	47,206,923	14,248,722	246,931	1,095,613	(175,502)	704,454	61,135,915	5,941,294	37.03%
PL Mid-Cap Growth	17,403,026	3,826,314	87,097	289,103	1,991,706	(1,790,574)	21,228,466	2,393,288	28.86%
PL Small-Cap Growth	8,060,122	2,200,531	—	261,850	(33,426)	216,089	10,181,466	858,471	28.00%
PL Small-Cap Value	24,752,795	5,839,604	364,581	877,743	(30,058)	188,866	30,238,045	2,858,038	35.10%
PL Real Estate	15,330,373	3,791,087	125,914	980,131	(20,510)	1,956,738	20,203,471	1,604,724	38.36%
PL Emerging Markets	25,015,984	7,220,775	153,689	159,829	491,574	(1,548,988)	31,173,205	2,300,606	36.47%
PL International Large-Cap	47,581,150	33,757,184	892,407	2,486,976	(405,949)	3,128,848	82,466,664	5,454,144	40.44%
PL International Value	23,738,005	7,938,970	855,179	792,657	(192,032)	(1,402,994)	30,144,471	3,497,038	27.12%

	$805,825,026	$223,841,190	$15,726,930	$60,171,224	$5,835,523	$31,124,333	$1,022,181,778

PL Portfolio Optimization Moderate-Aggressive Fund
PL Inflation Managed	$51,395,357	$11,063,514	$1,765,798	$10,825,280	$3,376,668	$516,383	$57,292,440	5,309,772	19.90%
PL Managed Bond	51,491,942	11,905,960	1,363,199	7,765,815	(118,561)	794,072	57,670,797	5,305,501	11.85%
PL Short Duration Bond	12,923,837	3,509,329	144,766	2,141,699	10,447	47,302	14,493,982	1,439,323	9.33%
PL Comstock	56,878,863	8,087,359	799,436	1,980,683	(411,636)	2,686,217	66,059,556	5,297,478	31.86%
PL Growth LT	43,513,697	5,436,270	221,766	6,037,258	(727,161)	2,508,477	44,915,791	3,423,460	41.46%
PL Large-Cap Growth	31,845,940	3,082,726	—	1,102,556	440,537	4,075,220	38,341,867	3,722,511	29.67%
PL Large-Cap Value	75,517,862	7,869,328	1,343,410	7,520,826	(1,019,180)	5,211,406	81,402,000	6,612,673	30.95%
PL Main Street Core	56,725,420	5,686,619	509,710	2,430,735	(257,520)	6,937,768	67,171,262	5,965,476	34.72%
PL Mid-Cap Equity	49,918,924	9,597,149	240,079	1,873,938	(217,433)	239,523	57,904,304	5,627,241	35.07%
PL Mid-Cap Growth	26,130,860	3,290,638	130,884	—	2,987,028	(3,013,359)	29,526,051	3,328,754	40.13%
PL Small-Cap Growth	13,364,373	1,646,031	—	880,279	(39,576)	352,133	14,442,682	1,217,764	39.72%
PL Small-Cap Value	32,494,550	3,578,287	440,400	825,332	(52,758)	153,717	35,788,864	3,382,690	41.54%
PL Real Estate	18,257,445	5,202,155	138,011	3,018,689	24,269	2,091,583	22,694,774	1,802,603	43.09%
PL Emerging Markets	27,095,906	9,845,927	188,830	165,673	610,141	(1,121,723)	36,453,408	2,690,289	42.65%
PL International Large-Cap	49,935,619	16,068,505	735,419	1,803,878	(242,615)	1,373,277	66,066,327	4,369,466	32.40%
PL International Value	35,559,482	10,272,069	1,246,601	1,358,655	(613,554)	(2,226,519)	42,879,424	4,974,411	38.59%

	$633,050,077	$116,141,866	$9,268,309	$49,731,296	$3,749,096	$20,625,477	$733,103,529

D-11

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

							As of March 31, 2012
Fund/PL Underlying Fund	Value as of April 1, 2011	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	Value	Shares Balance	Ownership Percentage
PL Portfolio Optimization Aggressive Fund
PL Managed Bond	$6,580,263	$2,236,520	$173,529	$2,068,764	($466)	$92,256	$7,013,338	645,201	1.44%
PL Comstock	20,432,657	1,438,301	254,184	1,047,565	(149,466)	659,069	21,587,180	1,731,129	10.41%
PL Growth LT	17,657,777	1,844,691	73,063	5,695,230	(28,528)	614,235	14,466,008	1,102,592	13.35%
PL Large-Cap Growth	11,145,737	1,009,320	—	1,386,013	176,000	1,228,840	12,173,884	1,181,931	9.42%
PL Large-Cap Value	26,795,440	2,296,704	466,032	2,409,687	(357,849)	1,890,796	28,681,436	2,329,930	10.91%
PL Main Street Core	25,131,584	2,201,799	202,670	3,333,018	(400,153)	2,879,199	26,682,081	2,369,634	13.79%
PL Mid-Cap Equity	18,176,927	1,778,868	76,787	689,379	(113,964)	(193,954)	19,035,285	1,849,882	11.53%
PL Mid-Cap Growth	14,475,253	1,461,269	65,410	1,559,969	1,466,511	(1,569,914)	14,338,560	1,616,523	19.49%
PL Small-Cap Growth	10,935,764	2,406,176	—	1,549,841	(130,008)	73,694	11,735,785	989,527	32.28%
PL Small-Cap Value	16,150,663	2,016,351	194,854	1,798,427	(91,448)	(71,460)	16,400,533	1,550,145	19.04%
PL Real Estate	8,271,792	2,629,826	60,194	1,939,333	(38,183)	788,253	9,772,549	776,215	18.55%
PL Emerging Markets	12,166,048	3,935,999	74,971	1,957,673	191,371	(651,017)	13,759,699	1,015,476	16.10%
PL International Large-Cap	20,655,991	4,337,555	267,587	1,801,122	(150,539)	207,772	23,517,244	1,555,373	11.53%
PL International Value	16,966,308	3,332,087	548,571	561,042	(242,946)	(1,301,178)	18,741,800	2,174,223	16.86%

	$225,542,204	$32,925,466	$2,457,852	$27,797,063	$130,332	$4,646,591	$237,905,382

(1)	Purchased cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income from the PL Underlying Funds, if any.
(3)	Net realized gain (loss) includes distributions from capital gains from the PL Underlying Funds, if any.

As of March 31, 2012, Pacific Life owned 63.49% of the total (aggregate of Class A, C and I) shares outstanding of the PL Floating Rate Income Fund.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A shares of the corresponding Portfolio Optimization Funds, PL Floating Rate Income Fund, PL Income Fund and/or PL Money Market Fund, and/or Class P shares of the corresponding PL Underlying Funds without a sales load. The obligation of each Fund under the Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or deprecation on a Fund’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of Operations. For the year or period ended March 31, 2012, such expenses decreased by $377 for all applicable Funds covered in this report as a result of the market value depreciation on such accounts. During the year or period ended March 31, 2012, the Funds covered in this report paid $14,661 of deferred compensation to current independent trustees. As of March 31, 2012, the total amount in the DCP Liability accounts was $7,342 for all applicable Funds covered in this report.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period and change in net unrealized appreciation or depreciation on unfunded loan commitments for

D-12

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

the reporting period is reflected on the Statements of Assets and Liabilities and the Statements of Operations, respectively. As of March 31, 2012, no unfunded loan commitments were held by any Fund covered in this report.

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt investments) for the year or period ended March 31, 2012, is as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Portfolio Optimization Conservative	$—	$—	$131,824,087	$33,122,348
PL Portfolio Optimization Moderate-Conservative	—	—	118,723,034	30,947,094
PL Portfolio Optimization Moderate	—	—	247,092,952	60,171,224
PL Portfolio Optimization Moderate-Aggressive	—	—	131,806,435	49,731,296
PL Portfolio Optimization Aggressive	—	—	37,316,165	27,797,063
PL Floating Rate Income	—	—	107,490,747	50,984,019
PL Income	43,254,708	31,659,952	504,769,860	265,100,105

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2012, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts (see Note 12). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2012:

		Distributable Earnings		Late Year Ordinary and Post-October Capital Loss Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses	Short-Term Capital Losses	Total
PL Portfolio Optimization Conservative	$—	$—	$867,444	($501,898)	($146,895)	($648,793)
PL Portfolio Optimization Moderate-Conservative	(4,252,819)	263,341	—	—	(125,683)	(125,683)
PL Portfolio Optimization Moderate	(20,077,747)	1,678,069	—	—	(452,803)	(452,803)
PL Portfolio Optimization Moderate-Aggressive	(34,120,255)	1,546,988	—	—	(197,311)	(197,311)
PL Portfolio Optimization Aggressive	(26,793,781)	410,296	—	—	(203,208)	(203,208)
PL Floating Rate Income	(58,735)	50,152	—	—	—	—
PL Income	—	3,329,767	126,335	—	—	—
PL Money Market	(149)	—	—	(383)	—	(383)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. Each Fund’s first fiscal year end subject to the Modernization Act is March 31, 2012. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2012:

				Post-Enactment		Accumulated Capital Loss Carryover
	Pre-Enactment			Unlimited Period of Net Capital Loss Carryover
	Net Capital Loss Carryover Expiring in
Fund	2017	2018	2019	Short Term	Long-Term
PL Portfolio Optimization Moderate-Conservative	$—	($4,252,819)	$—	$—	$—	($4,252,819)
PL Portfolio Optimization Moderate	—	(16,205,051)	(3,872,696)	—	—	(20,077,747)
PL Portfolio Optimization Moderate-Aggressive	—	(30,011,150)	(4,109,105)	—	—	(34,120,255)
PL Portfolio Optimization Aggressive	(951,758)	(22,811,627)	(3,030,396)	—	—	(26,793,781)
PL Floating Rate Income	—	—	—	(58,735)	—	(58,735)
PL Money Market	—	—	—	(149)	—	(149)

D-13

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2012, were as follows:

Fund	Total Cost of Investments on Tax Basis	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
PL Portfolio Optimization Conservative	$361,271,949	$26,821,191	($3,695,012)	$23,126,179
PL Portfolio Optimization Moderate-Conservative	349,175,792	35,955,559	(5,063,523)	30,892,036
PL Portfolio Optimization Moderate	921,494,958	112,404,298	(11,717,478)	100,686,820
PL Portfolio Optimization Moderate-Aggressive	653,000,502	96,357,625	(16,254,598)	80,103,027
PL Portfolio Optimization Aggressive	206,710,793	44,088,493	(12,893,904)	31,194,589
PL Floating Rate Income	60,084,412	794,561	(350,115)	444,446
PL Income	340,811,991	4,503,529	(797,817)	3,705,712
PL Money Market	32,149,883	—	—	—

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits in the Statement of Assets and Liabilities with a corresponding expense in the Statement of Operations. Each Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each Fund’s evaluation, as of and during the year or period ended March 31, 2012, each Fund did not record a liability for any unrecognized tax benefits. Each Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense in the Statements of Operations. During the year or period ended March 31, 2012, none of the Funds covered in this report incurred any interest or penalties. Each Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Each Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2009 through March 31, 2012 for Federal purposes and March 31, 2008 through March 31, 2012 for State purposes.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the years or periods ended March 31, 2012 and 2011, were as follows:

	For the Year or Period Ended March 31, 2012			For the Year or Period Ended March 31, 2011
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Portfolio Optimization Conservative	$7,728,384	$866,047	$8,594,431	$6,824,644	$—	$6,824,644
PL Portfolio Optimization Moderate-Conservative	5,748,565	—	5,748,565	5,140,621	—	5,140,621
PL Portfolio Optimization Moderate	10,718,539	—	10,718,539	10,392,641	—	10,392,641
PL Portfolio Optimization Moderate-Aggressive	4,781,380	—	4,781,380	4,952,239	—	4,952,239
PL Portfolio Optimization Aggressive	575,812	—	575,812	1,134,051	—	1,134,051
PL Floating Rate Income	1,286,518	—	1,286,518	—	—	—
PL Income	5,113,218	—	5,113,218	461,390	—	461,390

12. RECLASSIFICATION OF ACCOUNTS

During the year or period ended March 31, 2012, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2012. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of swap income, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
PL Portfolio Optimization Conservative	$—	$1,885,950	($1,855,950)
PL Portfolio Optimization Moderate-Conservative	—	1,492,245	(1,492,245)
PL Portfolio Optimization Moderate	—	3,068,049	(3,068,049)
PL Portfolio Optimization Moderate-Aggressive	—	1,658,530	(1,658,530)
PL Portfolio Optimization Aggressive	—	40,195	(40,195)
PL Floating Rate Income Fund	—	3,681	(3,681)
PL Money Market	(13)	47	(34)

D-14

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2012 and 2011 were as follows:

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended 3/31/2012	Year ended 3/31/2011	Year ended 3/31/2012	Year ended 3/31/2011	Year ended 3/31/2012	Year ended 3/31/2011	Year ended 3/31/2012	Year ended 3/31/2011
Class A
Shares sold	9,414,786	9,883,219	7,831,859	7,499,767	18,477,094	16,639,175	10,012,961	10,900,181
Dividends and distribution reinvested	365,940	273,222	271,273	228,388	571,355	494,777	296,921	282,851
Shares repurchased	(5,234,709)	(4,793,123)	(3,599,667)	(3,327,441)	(9,238,552)	(7,572,182)	(5,875,333)	(7,258,951)

Net increase	4,546,017	5,363,318	4,503,465	4,400,714	9,809,897	9,561,770	4,434,549	3,924,081
Beginning shares outstanding	11,983,618	6,620,300	11,815,219	7,414,505	32,420,483	22,858,713	25,004,207	21,080,126

Ending shares outstanding	16,529,635	11,983,618	16,318,684	11,815,219	42,230,380	32,420,483	29,438,756	25,004,207

Class B
Shares sold	1,221,610	1,209,958	1,382,047	1,147,366	2,768,421	2,989,542	1,820,845	2,076,087
Dividends and distribution reinvested	55,798	40,641	44,056	40,051	75,743	84,489	28,570	40,570
Shares repurchased	(322,557)	(473,616)	(409,613)	(477,945)	(1,163,612)	(1,351,393)	(1,069,955)	(1,595,557)

Net increase	954,851	776,983	1,016,490	709,472	1,680,552	1,722,638	779,460	521,100
Beginning shares outstanding	2,067,260	1,290,277	2,543,566	1,834,094	7,804,830	6,082,192	7,022,886	6,501,786

Ending shares outstanding	3,022,111	2,067,260	3,560,056	2,543,566	9,485,382	7,804,830	7,802,346	7,022,886

Class C
Shares sold	7,994,971	8,387,689	5,134,378	5,199,896	9,843,078	11,224,010	5,151,759	5,999,834
Dividends and distribution reinvested	265,270	202,508	142,867	139,873	217,096	272,946	67,782	113,765
Shares repurchased	(4,677,810)	(4,231,977)	(2,262,176)	(1,937,194)	(6,101,604)	(4,970,189)	(3,665,505)	(4,720,942)

Net increase	3,582,431	4,358,220	3,015,069	3,402,575	3,958,570	6,526,767	1,554,036	1,392,657
Beginning shares outstanding	10,905,548	6,547,328	9,620,440	6,217,865	26,185,201	19,658,434	19,396,943	18,004,286

Ending shares outstanding	14,487,979	10,905,548	12,635,509	9,620,440	30,143,771	26,185,201	20,950,979	19,396,943

Class R
Shares sold	463,890	383,168	689,513	711,711	990,223	1,078,079	777,958	640,197
Dividends and distribution reinvested	25,463	21,554	27,509	27,930	23,691	36,679	14,124	13,461
Shares repurchased	(355,060)	(353,249)	(1,528,021)	(378,253)	(1,106,493)	(1,365,474)	(1,040,572)	(362,686)

Net increase (decrease)	134,293	51,473	(810,999)	361,388	(92,579)	(250,716)	(248,490)	290,972
Beginning shares outstanding	819,689	768,216	1,357,946	996,558	1,998,222	2,248,938	1,435,029	1,144,057

Ending shares outstanding	953,982	819,689	546,947	1,357,946	1,905,643	1,998,222	1,186,539	1,435,029

D-15

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Floating Rate	PL Income Fund (2)
	Aggressive Fund		Income Fund (1)	Year or		PL Money Market Fund
	Year ended 3/31/2012	Year ended 3/31/2011	Period ended 3/31/2012	Period ended 3/31/2012	Period ended 3/31/2011	Year ended 3/31/2012	Year ended 3/31/2011
Class A
Shares sold	2,681,939	3,514,980	1,196,731	25,930,108	548,189	45,578,881	88,260,849
Dividends and distribution reinvested	47,941	66,115	4,943	224,292	1,632	—	—
Shares repurchased	(2,280,849)	(3,543,645)	(2,608)	(3,339,586)	(27,989)	(51,953,637)	(84,487,252)

Net increase (decrease)	449,031	37,450	1,199,066	22,814,814	521,832	(6,374,756)	3,773,597
Beginning shares outstanding	9,296,213	9,258,763	—	521,832	—	38,453,326	34,679,729

Ending shares outstanding	9,745,244	9,296,213	1,199,066	23,336,646	521,832	32,078,570	38,453,326

Class B
Shares sold	435,514	594,910
Dividends and distribution reinvested	—	14,313
Shares repurchased	(382,304)	(808,725)

Net increase (decrease)	53,210	(199,502)
Beginning shares outstanding	2,550,471	2,749,973

Ending shares outstanding	2,603,681	2,550,471

Class C
Shares sold	2,135,369	2,856,844	338,818	7,455,154
Dividends and distribution reinvested	—	31,582	719	51,918
Shares repurchased	(2,178,209)	(3,126,313)	(4,631)	(279,689)

Net increase (decrease)	(42,840)	(237,887)	334,906	7,227,383
Beginning shares outstanding	6,282,882	6,520,769	—	—

Ending shares outstanding	6,240,042	6,282,882	334,906	7,227,383

Class R
Shares sold	360,732	210,892
Dividends and distribution reinvested	1,331	2,875
Shares repurchased	(282,883)	(178,354)

Net increase	79,180	35,413
Beginning shares outstanding	454,534	419,121

Ending shares outstanding	533,714	454,534

Class I
Shares sold			4,034,813	103,371	5,000,965
Dividends and distribution reinvested			119,051	91,641	43,044
Shares repurchased			(2,039)	(5,117,325)	—

Net increase (decrease)			4,151,825	(4,922,313)	5,044,009
Beginning shares outstanding			—	5,044,009	—

Ending shares outstanding			4,151,825	121,696	5,044,009

(1)	Class I shares of the PL Floating Rate Income Fund commenced operations on June 30, 2011 and Class A and Class C shares commenced operations on December 30, 2011.
(2)	Class A and Class I shares of the PL Income Fund commenced operations on December 31, 2010 and Class C shares commenced operations on June 30, 2011.

14. OTHER TAX INFORMATION (Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2012 is as follows:

Fund	Percentage
PL Portfolio Optimization Conservative	8.24%
PL Portfolio Optimization Moderate-Conservative	20.10%
PL Portfolio Optimization Moderate	38.48%
PL Portfolio Optimization Moderate-Aggressive	75.50%
PL Portfolio Optimization Aggressive	100.00%

For the year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

D-16

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Percentage
PL Portfolio Optimization Conservative	13.10%
PL Portfolio Optimization Moderate-Conservative	29.84%
PL Portfolio Optimization Moderate	56.50%
PL Portfolio Optimization Moderate-Aggressive	100.00%
PL Portfolio Optimization Aggressive	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2013.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2012. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Portfolio Optimization Conservative	$1,533,719
PL Income	126,335

D-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Floating Rate Income Fund, PL Income Fund, and PL Money Market Fund (collectively the “Funds”) (eight of twenty-eight funds comprising the Pacific Life Funds) as of March 31, 2012, and the related statements of operations for the year then ended (as to the PL Floating Rate Income Fund, for the period from commencement of operations through March 31, 2012), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Floating Rate Income Fund, for the period from commencement of operations through March 31, 2012 and as to the PL Income Fund, for the year then ended and for the period from commencement of operations through March 31, 2011), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2012, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 25, 2012

E-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2011 to March 31, 2012.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Note 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/12” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/11-03/31/12” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2011 to March 31, 2012.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/11-03/31/12.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Note 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/11	Ending Account Value at 03/31/12	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/11 - 03/31/12
PL Portfolio Optimization Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,078.70	0.60%	$3.12
Class B	1,000.00	1,075.10	1.35%	7.00
Class C	1,000.00	1,075.70	1.35%	7.01
Class R	1,000.00	1,076.60	0.85%	4.41

Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
PL Portfolio Optimization Moderate-Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,118.30	0.60%	$3.18
Class B	1,000.00	1,115.60	1.35%	7.14
Class C	1,000.00	1,116.00	1.35%	7.14
Class R	1,000.00	1,117.00	0.85%	4.50

Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
PL Portfolio Optimization Moderate Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,161.70	0.60%	$3.24
Class B	1,000.00	1,159.20	1.35%	7.29
Class C	1,000.00	1,160.00	1.35%	7.29
Class R	1,000.00	1,161.50	0.85%	4.59

Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
PL Portfolio Optimization Moderate-Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,199.60	0.60%	$3.30
Class B	1,000.00	1,198.80	1.35%	7.42
Class C	1,000.00	1,197.90	1.35%	7.42
Class R	1,000.00	1,199.20	0.85%	4.67

Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29

F-1	See explanation of references on page F-2

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/11	Ending Account Value at 03/31/12	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/11 - 03/31/12
PL Portfolio Optimization Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,228.20	0.60%	$3.34
Class B	1,000.00	1,230.50	1.35%	7.53
Class C	1,000.00	1,230.50	1.35%	7.53
Class R	1,000.00	1,228.30	0.85%	4.74

Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29

PL Floating Rate Income Fund (3)
Actual Fund Return
Class A (3)	$1,000.00	$1,037.90	1.05%	$2.72
Class C (3)	1,000.00	1,036.80	1.80%	4.66
Class I	1,000.00	1,086.60	0.80%	4.17

Hypothetical
Class A (3)	$1,000.00	$1,019.75	1.05%	$5.30
Class C (3)	1,000.00	1,016.00	1.80%	9.07
Class I	1,000.00	1,021.00	0.80%	4.04

PL Income Fund
Actual Fund Return
Class A	$1,000.00	$1,054.20	0.90%	$4.62
Class C	1,000.00	1,049.70	1.65%	8.46
Class I	1,000.00	1,053.90	0.65%	3.34

Hypothetical
Class A	$1,000.00	$1,020.50	0.90%	$4.55
Class C	1,000.00	1,016.75	1.65%	8.32
Class I	1,000.00	1,021.75	0.65%	3.29

PL Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.00	0.08%	$0.40

Hypothetical
Class A	$1,000.00	$1,024.60	0.08%	$0.40

(1)	Expenses paid during the six-month period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include expenses of the PL Underlying Funds (See Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds invest.
(3)	PL Floating Rate Income Fund Class A and Class C commenced operations on December 30, 2011. The actual fund return and expenses paid during the period by this fund was for the period from December 30, 2011 to March 31, 2012, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

F-2

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2012. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	78

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	78

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	78

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	78

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	78

F-3	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	78

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to 12/10), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Director (9/11 to present) of Pacific Life Reinsurance (Barbados) Ltd; Board Member (1/12 to present) and Director (9/11 to 12/11) of Pacific Services Canada Ltd; Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President of Finance, (7/03 to 11/03), New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	78

F-4	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	78

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	78

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund	78

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	78

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	78

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Select Fund.	78

F-5	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present), and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present); Assistant Vice President (4/02 to 3/11) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (12/11 to present), Assistant Secretary (4/05 to present), and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	78

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	78

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
**	As of March 31, 2012, the “Fund Complex” consisted of Pacific Life Funds (28 funds) and Pacific Select Fund (50 portfolios).

F-6

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Money Market, PL Income and PL Floating Rate Income Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL High Income, PL Short Duration Income and PL Strategic Income Funds, which are new funds and are discussed in a separate Annual Report dated March 31, 2012), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12-13, 2011.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. The Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the renewals, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Fund Oversight and Supervision - PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted

F-7

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

that PLFA uses these tools to identify Funds that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Trustees noted that PLFA provides the Trustees with analysis of this data over rolling periods to assist the Trustees in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PAM Managed Funds, the Trustees considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. The Trustees also considered that PLFA directly manages the Asset Allocation Funds.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Trust securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Asset Allocation Funds and the transition from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund Manager transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its compliance monitoring of the Fund Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed, throughout the year, information on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Funds, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

Fund Management – PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for PLFA and each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA, including its PAM unit, and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA, including its PAM unit, and the Fund Managers. The Trustees noted the fund management services that have been provided by PLFA or PAM to the Directly Managed Funds and the fund management services that have been provided by the Fund Managers to the other Funds. The Trustees considered the quality of the fund management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA, including its PAM unit, and each of the Fund Managers’, and the expertise of PLFA, its PAM unit, and each Fund Manager’s fund management team, as well as the investment methodology used by PLFA, its PAM unit, and the Fund Manager.

The Trustees further noted the compliance monitoring conducted on an ongoing basis by PLFA, including PAM, and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager continue to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.

F-8

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for up to the last ten calendar years, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Funds outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approaches used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe and reviewed the monitoring of the PAM unit’s investment results by PLFA. The Trustees noted that many of the best investment advisory firms consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted only the Directly Managed Funds are open to new investors.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation and income funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the applicable Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager and the portion retained by PLFA, and operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Funds. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Funds.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund. The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and the profitability of PLFA and the Fund Managers.

F-9

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the information available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Funds, both including and excluding distribution costs. The Board noted that the Funds are not projected to produce profits for PLFA for the year ended December 31, 2011 and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part, to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near-term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.

The Trustees also reviewed information regarding the structure and manner in which PLFA and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustee noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, and its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationships with the Funds, including information about various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA and its affiliates, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft dollars by certain Fund Managers. The Trustees also considered information concerning other significant economic relationships between the Fund Managers and their affiliates, PLFA and its affiliates, and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, found that (i) the compensation payable under the Advisory Agreement and each applicable Fund Management Agreement is fair and reasonable; and (ii) the renewal of the Advisory Agreement and each applicable Fund Management Agreement is in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement but indicated that the Board based its determination on the total mix of information available to it.

F-10

PACIFIC LIFE FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Website at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Pacific Life Funds

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s Prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The Prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s Prospectus, SAI (including Proxy Voting Policies) and the PL Underlying Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-11

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

PL Fund	Fund Manager
PL High Income Fund PL Short Duration Income Fund PL Strategic Income Fund	Pacific Asset Management

The PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund commenced operations on December 19, 2011. Although the funds are effective, they are currently not offering shares to investors and are not available for sale at this time. Presently, the only shareholders of the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund are Pacific Life Fund Advisors LLC (PLFA), the adviser to Pacific Life Funds, and certain of its affiliates.

PL Underlying Fund	Fund Manager
PL Floating Rate Loan	Eaton Vance Management (Eaton Vance)
PL Inflation Managed	Pacific Investment Management Company LLC (PIMCO)
PL Managed Bond
PL Short Duration Bond	T. Rowe Price Associates, Inc. (T. Rowe Price)
PL Comstock	Invesco Advisers, Inc. (Invesco)
PL Growth LT	Janus Capital Management LLC (Janus)
PL Large-Cap Growth	UBS Global Asset Management (Americas) Inc. (UBS)
PL Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
PL Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
PL Mid-Cap Equity	Lazard Asset Management LLC (Lazard)
PL Mid-Cap Growth	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Small-Cap Growth	Fred Alger Management, Inc. (Alger)
PL Small-Cap Value	NFJ Investment Group LLC (NFJ)
PL Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
PL Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
PL International Large-Cap	MFS Investment Management (MFS)
PL International Value	J.P. Morgan Investment Management Inc. (JPMorgan)
This Annual Report is provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ Prospectus, as supplemented, which contains information about Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the Prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The net asset value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.

PLFA supervises the management of all of the funds above, subject to the review of the Pacific Life Funds’ Board, and also does business under the name Pacific Asset Management. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed for the twelve-month period ended March 31, 2012. All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the fund managers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the adviser or fund manager. The adviser and fund managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or fund manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

A-1

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented and Statement of Additional Information, as supplemented as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the twelve-month period ended March 31, 2012)

Executive Summary

Markets faced turbulent conditions over the trailing twelve-month period ended March 31, 2012. Obstacles came from multiple areas of the world, and dealing with crises became a common event. Macroeconomic factors became the primary driver to performance over the reporting period, as markets moved on a “risk-on” and “risk-off” basis—riskier securities generally outperformed when macro headlines were positive, and conservative securities tended to outperform when news was negative. Despite the large market swings, the U.S. equity market finished the period with gains.

In the earlier months of the reporting period, markets endured a wave of geopolitical tension in the Middle East and Northern Africa (MENA) region, which ultimately led to regime changes in many of these nations. The uncertainty in the region caused commodity prices to move erratically. Both oil and gold prices fluctuated wildly throughout the reporting period.

The spotlight on the debt crisis in Europe also resurfaced during the reporting period. Global equity markets plummeted, as uncertainty was amplified in the eurozone countries in the third quarter of 2011. Further contributing to the volatility, news of a potential resolution caused equity markets to rally, whereas opposition to such propositions pushed markets back down. The lack of progress and uniformity in resolving the situation fueled the volatility in the global marketplace. U.S. politicians also contributed a fair share of disruption during the reporting period. Political debate became rampant as the parties prepared for the upcoming 2012 presidential election. The gridlock in Washington D.C. was clearly evident in the manner Congress handled fiscal planning. Instead of productively negotiating terms, political members fought over the fiscal budget plan without finding a clear resolution. Such a display triggered Standard & Poor’s to downgrade the U.S. credit rating from the highest rating of AAA down to AA+.

While fundamental factors seemed to have been largely neglected when geopolitical concerns overwhelmed investors, the attractive valuations helped fuel a rally in the U.S. equity market during the latter half of the reporting period. The improved sentiments over the last two quarters helped offset the effects from the “flight-to-safety” (e.g. shift into U.S. Treasuries) that dominated the earlier part of the reporting period.

The following sections highlight how specific market segments responded to the events that unfolded over the reporting period.

Fixed Income

After outpacing equities throughout much of 2011, the fixed income markets finished the reporting period slightly behind U.S. equities, particularly due to the late rally in the equity market. For the trailing twelve-month period ended March 31, 2012, the overall fixed income market, as measured by the Barclays U.S. Aggregate Bond Index gained 7.71%. During the challenging economic environment, long-term U.S. Treasuries led the bond market. The Barclays Long Term U.S. Treasury Index increased by 23.65% for the reporting period. Despite Standard & Poor’s downgrade of the U.S. credit rating, investors continued to shift assets into U.S. Treasuries during the volatile market environment. U.S. Treasury yields (which have an inverse relationship to prices) reached historic lows during the period, as the ten-year U.S. Treasury yield dipped below 2.00%. This phenomenon was partially supported by the Federal Reserve’s (Fed) stimulus plan called “Operation Twist”. This policy, which began in October 2011, is expected to run until June 2012 and entails selling approximately $400 billion in short-term U.S. Treasuries and using the funds to purchase long-term bonds. This effort seeks to keep long-term interest rates low and encourage borrowing.

While U.S. regulators continued to intervene, investors showed concerns abroad. European bonds (both sovereign and non-sovereign) were among the worst performing categories of the fixed income market. The jittery sentiment spilled into other sectors, which was reflected in widening credit spreads in the first half of the reporting period. During these months, riskier credits experienced a sharper increase in spreads, resulting in high yield bonds generally lagging behind investment grade credits. Spreads have narrowed in the latter half of the reporting period, which helped bridge some of the gap in performance between investment grade and high yield credits for the full reporting period. The securitized credit group (i.e. commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and asset-backed securities (ABS)) generally trailed the broad, fixed income market. Short-term credit returns barely budged in the reporting period, as the Fed continued to hold the Federal Funds (Fed Funds) rate near zero percent. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” have kept the short end of the yield curve relatively flat for approximately three years.

A-2	See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Domestic Equity

The domestic equity market plummeted in the first half of the reporting period but experienced a solid recovery in the latter half. Despite the sharp fall in the third quarter of 2011, the S&P 500 Index managed to finish the reporting period with an 8.54% gain. Risk adversity prevailed over this reporting period, as higher quality and conservative stocks generally performed better than their counterparts. In terms of market capitalization tiers, large-capitalization stocks outperformed small-capitalization stocks. Large-capitalization stocks (as measured by the Russell 1000 Index) returned 7.86%, whereas small-capitalization stocks (as measured by the Russell 2000 Index) fell 0.18% for the reporting period. Investors may have preferred more established companies that could better withstand the difficult economic conditions. Additionally, higher quality companies (as determined by those with lower debt-to-capital, higher return-on-equity, and higher profit margins) generally fared well during this reporting period. With respect to style, domestic growth stocks outpaced their value counterparts. Defensive sectors (which tend to have less sensitivity to economic cycles) generally performed better during the reporting period than cyclical sectors such as energy, materials and financials which returned -6.86%, -4.01% and -1.76%1, respectively. Higher yielding securities also performed well as investors searched for yield and income amid the low interest rate environment and the turbulent market conditions. In particular, the real estate investment trust (REIT) market delivered solid returns. The Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index returned 12.83% over the reporting period. Self storage and apartment REITs performed well, which may have been a result of a receding trend in homeownership rates. On the other hand, the riskier hotel segment continued to struggle.

International Equity

With much of the global concerns centering on Europe, the developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index dropped 5.77% for the reporting period. Similar to the U.S. equity market, foreign growth stocks fared better than their value counterparts. However, performance was relatively even among the market capitalization tiers for the reporting period. Although the sovereign debt problems have been concentrated in several, peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the lack of progress in finding a definitive solution has fed concerns to other regions around the world. Even China has expressed concerns over its exports to Europe as the export-led country has begun to refocus on growth over inflation. Many emerging market countries had been addressing inflationary pressures by raising interest rates in 2011. However, such measures may have had additional downward pressure on their respective stock markets. The MSCI Emerging Markets Index fell 8.80% for the period.

Concluding Remarks

The trailing twelve-month period repeated another period of volatility. In such environments, many investors seek shelter in U.S. Treasuries. Despite the harsh conditions, the S&P 500 Index managed to climb out of negative territory toward the end of 2011 and maintained its upward momentum throughout the first quarter of 2012. Foreign equity markets experienced some recovery in early 2012, but the continuing difficulties in Europe may cause some drag on market performance in the near future. Conditions in the U.S. have shown slight signs of stabilization—albeit still a distance from normalization. Housing starts have slowly trended in a positive direction, but levels remain well below the historical average. Similarly, the unemployment rate continues to fall but lingers at an elevated level. On a brighter side, corporate profits continue to rise to all-time highs.

The debt crisis in Europe, which began in late 2009, became the primary focus throughout the reporting period. The lack of collaboration in resolving the problem reverberated throughout the global marketplace. Wild swings in the global market had become a frequent occurrence in recent quarters. Although economic reports indicate that the U.S. economy is healing modestly, it continues to deal with its fair share of uncertainty. As noted earlier in this discussion, political disorder had contributed to the fluctuation in the U.S. marketplace, and heading into 2012 with the next U.S. presidential election on the horizon, political debate has become extensive. Congress continues to quarrel over issues instead of collaborating to fix the economy. While this may create additional noise in the marketplace, fundamental factors provide some support as valuation levels continue to look fairly attractive compared to long-term historical levels, and corporate balance sheets appear healthy with relatively low debt levels and high cash positions. Markets will likely remain sensitive to various factors as developed economies go through this prolonged de-leveraging cycle. As investors continue to deal with a balance between negative headline events and hints of positive statistics, markets could continue to display erratic trends.

[1]	Source: Standard & Poor’s

A-3	See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Floating Rate Loan Fund (managed by Eaton Vance Management)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 3.80%, compared to a 2.85% return for its benchmark, S&P/LSTA Leveraged Loan Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Relative to the benchmark, the fund maintains a greater focus on higher-quality loans. Over the reporting period ended March 31, 2012, the higher quality segments of the loan market generally outpaced their lower quality counterparts. The BB rated loan group had the strongest performance results over the reporting period, followed by B and BBB loans. On the lower quality end of the loan spectrum, both the CCC loan group and loans in the defaulted loan category registered negative returns during the reporting period, underperforming the broader loan market by a wide margin. The fund’s meaningful overweight to the BB and B loan groups and sizeable underweight to CCC loans aided relative performance.

We at Eaton Vance employ a rigorous, bottom-up credit research process where loan selection tends to drive fund performance. That said, analyzing results through the lens of industry exposures relative to the fund’s benchmark can be instructive. The two worst-performing industries over the period, publishing and utilities, were also the two largest underweighted industry exposures for the fund, which contributed to the fund’s outperformance over the reporting period. Underweight exposures to the building & development and lodging & casinos industries detracted from the fund’s relative performance as both industry groups outpaced the benchmark.

As of March 31, 2012, the fund continues to be well diversified with 166 loan issuer positions across 32 industries. The fund’s greater focus on higher-quality loans relative to the benchmark is also expressed in the average loan price of $98.96 versus a $95.12 average loan price for the benchmark as of March 31, 2012. Additionally, given the floating-rate nature of the asset class, the fund’s loans reset their coupons every 47 days on average as of March 31, 2012, resulting in limited interest rate risk exposure for the fund as compared to longer duration fixed income funds.

PL High Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the period ended March 31, 2012?

A. This fund commenced operations on December 19, 2011. For the period from inception through March 31, 2012, the fund’s Class I returned 7.50%, compared to a 5.35% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund principally invests in non-investment grade corporate debt instruments. The fund seeks to outperform the benchmark through an investment process focused on fundamental credit research and sector allocations determined by Pacific Asset Management’s assessment of risk/reward opportunities.

During the reporting period, the fund outperformed the benchmark due primarily to asset allocation and security selection. The fund’s overweight to CCC rated securities was a benefit to fund performance as the 1st quarter of 2012 experienced a reduction in European policy risk which led to a “risk-on” environment that was supportive of lower rated securities. The fund’s overweight to the communications sector was a benefit to fund performance as an improving economic backdrop provided a tailwind to cyclical industries. An underweight to banking was negative to fund performance as the sector saw significant total return with the reduction in systemic risk in the financial system. Duration was neutral in terms of performance attribution relative to the benchmark.

PL Inflation Managed Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 11.11%, compared to a 12.20% return for its benchmark, the Barclays U.S. TIPS Index.

A-5	See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund underperformed its benchmark during the reporting period. Investment strategies were implemented by investing in bonds and derivative instruments. Exposure to non-U.S. developed interest rates, particularly core Europe and the United Kingdom (U.K.), through inflation-linked bonds and interest rate swaps was positive for the fund as rates fell. Additionally, holdings of Australian inflation-linked bonds (ILBs), which rallied over the year on strong investor demand for high-quality yield, also added to fund returns. However, an underweight to U.S. Treasury Inflation Protected Securities (TIPS) that favored U.S. nominal duration through investments in cash bonds and interest rate swaps was negative for performance as TIPS outperformed nominal U.S. Treasuries during the year. Holdings of Agency and non-Agency MBS added to performance as these sectors outpaced TIPS. Exposure to the investment grade corporate sector, with an emphasis on financials, was negative for returns as this sector underperformed the broader corporate market. Finally, exposure to a variety of emerging market currencies detracted from the fund’s returns as these depreciated relative to the U.S. dollar.

PIMCO expects the global economy to grow at a real rate of 1.00% to 2.00% over the year ahead. The Long-Term Repo Operations (LTROs) carried out by the European Central Bank (ECB) have temporarily stabilized financial markets. While the LTROs improve liquidity and capital market access, they do not address the more fundamental problems of credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision between monetary and fiscal authorities. PIMCO expects the deleveraging process in Europe to continue to play a dominant role in the global economy over the cyclical horizon. Eurozone solvency will only be improved with higher nominal growth and a reduction in sovereign borrowing costs. The flood of liquidity from central bank actions has driven most financial asset prices higher so that they are fair to richly priced relative to outstanding risks. In light of these valuations, PIMCO portfolios have reduced risk exposures and will remain somewhat defensively positioned with a preference for yield over price appreciation.

With regard to fund’s strategy, PIMCO anticipates positioning the fund defensively with a preference for income over price appreciation, as risk premiums are fairly or richly priced relative to our outlook. We will look to maintain a neutral duration position, focus on countries with healthier balance sheets and independent monetary policy—primarily the U.S., but also Canada, Australia, and Brazil. We also plan to focus on ILBs in Canada and Australia given relatively higher real yields and more persistent inflation than in the U.S. Additionally, we plan to concentrate on the ten-year portion of the TIPS curve which offers the best potential for price appreciation as this maturity “rolls” down the real yield curve. We will avoid shorter maturity TIPS given the significant negative real yields on these maturities.

On the spread sector (non-Government debt) front, we seek to hold non-Agency mortgages and CMBS that have senior positions in the capital structure as another source of yield. Within the corporate sector, we will aim to avoid default risk, reduce exposure to corporate credit generally and move up in the capital structure, and favor U.S. over European corporates. Finally, we plan to maintain U.S. dollar currency exposure relative to the euro and Australian dollar. The euro could be further negatively impacted by the region’s ongoing sovereign debt crisis, and the Australian dollar tends to exhibit weakness during market turbulence.

A-6	See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Managed Bond Fund (managed by Pacific Investment Management Company LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 4.02%, compared to a 7.71% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund underperformed the benchmark during the reporting period. Investment strategies were implemented by investing in bonds and derivative instruments including futures, options, credit default swaps and interest rate swaps. Tactical duration and curve positioning in the U.S., through the use of cash bonds and interest rate swaps, was negative for fund performance as rates fell after a volatile year in yields with the ten-year rate falling 126 basis points to end the period at 2.21%. However, tactical duration positioning in core Europe added to fund performance as rates fell.

On the spread sector (non-Government debt) front, positioning in investment grade corporates with an emphasis on financials was negative for fund returns as this sector underperformed the broader investment grade corporate market. Beyond core sectors, modest exposure to emerging local rates in Brazil, implemented via Brazilian zero coupon swaps, slightly detracted from fund returns as rates rose in this country; however, an overweight to emerging markets external debt implemented via cash bonds and credit default swaps, offset these losses. Exposure to a variety of emerging market currencies detracted from fund returns as these depreciated relative to the U.S. dollar. Finally, modest exposure to Build America Bonds added to fund returns for the period as the asset class continued to benefit from strong technical factors.

PIMCO expects the global economy to grow at a real rate of 1.00% to 2.00% over the year ahead. The LTROs carried out by the ECB have temporarily stabilized financial markets. While the LTROs improve liquidity and capital market access, they do not address the more fundamental problems of credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision between monetary and fiscal authorities. PIMCO expects the deleveraging process in Europe to continue to play a dominant role in the global economy over the cyclical horizon. Eurozone solvency will only be improved with higher nominal growth and a reduction in sovereign borrowing costs. The flood of liquidity from central bank actions has driven most financial asset prices higher so that they are fair to richly-priced relative to outstanding risks. In light of these valuations, PIMCO portfolios have reduced risk exposures and will remain somewhat defensively positioned with a preference for yield over price appreciation.

A-7	See benchmark definitions on page A-27 and A-28

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

With regard to portfolio strategy, PIMCO anticipates positioning portfolios defensively with a preference for income over price appreciation, as risk premiums are fairly or richly-priced relative to our outlook. We plan to continue to maintain a neutral duration position, focused on countries with healthier balance sheets and independent monetary policy—primarily the U.S., but also Canada, Australia, and Brazil. Additionally, we plan to concentrate on the five-to-ten year portion of yield curves which offer the best potential for price appreciation given the suppression of yields on shorter maturities.

On the spread sector front, we plan to maintain holdings in Agency mortgages as a source of high quality yield; while mortgages appear to be fairly valued, we believe they offer favorable risk-adjusted returns relative to other sectors. Furthermore, we seek to hold non-Agency mortgages and CMBS that have senior positions in the capital structure as another source of yield. We also plan to retain exposure to select corporate and quasi-sovereign bonds in countries with strong, initial conditions and high quality balance sheets such as Brazil, Mexico and Russia. Within this sector, we aim to avoid default risk, reduce exposure to corporate credit generally and move up in the capital structure, and favor the U.S. over European corporates. PIMCO plans to continue to hold high quality municipal bonds with a focus on essential service revenue bonds such as water and sewer, power, and airports. Finally, we plan to reduce exposure to emerging market and commodity-intensive currencies and instead focus on the U.S. dollar as the domestic economy improves relative to slowing emerging economies.

PL Short Duration Bond Fund (managed by T. Rowe Price Associates, Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 1.62%, compared to a 1.78% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index and a 1.43% return for the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. The fund’s performance is being compared to its current and former benchmark index. The former benchmark index, BofA Merrill Lynch 1-3 Year U.S. Treasury Index, is being provided to compare performance of the fund prior to July 1, 2011 when the fund had a different investment focus.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund underperformed its benchmark. Yield curve positioning and sector allocations were generally favorable. After T. Rowe Price assumed management of the fund on July 1, 2011, the investment team made sector adjustments to keep consistent with T. Rowe Price’s short-term strategy. We maintain a meaningful overweight to investment grade corporate bonds, an out-of-benchmark allocation to securitized sectors, and a significant underweight to U.S. Treasuries and government-related securities.

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Positioning on the yield curve aided the fund’s relative performance. Concerns over global economic growth, as well as the U.S. debt ceiling debate, drove rates lower. The fund’s modest exposure to intermediate maturities, mostly through MBS and investment grade corporate bonds, thereby, benefited the fund.

Sector allocations were also key contributors relative to the benchmark as short-dated corporate bonds outperformed U.S. Treasuries. Specifically, our overweight allocation to investment grade corporate debt, and the fund’s underweight allocation to U.S. Treasury securities, added to its value. The largest allocation and overweight within corporate bonds was to industrials, which typically hold up well during market volatility.

Although our overweight allocation benefited the fund, security selection within investment grade corporate issues detracted from its relative performance, particularly within several money-center banking firms such as Morgan Stanley and The Goldman Sachs Group, Inc. Banks faced substantial pressure stemming from the escalating eurozone debt crisis, concerns over regulation of the industry, ongoing exposure to the weakened mortgage market, and long-term concerns for profitability.

We participated in the corporate new issue market and made adjustments within our existing holdings by swapping out of issues approaching maturity, particularly over the recent quarter. We also rotated into more stable industrial names. Finally, we continue to see value in crossover names, credits rated investment grade by one rating agency and below investment grade by another, specifically those in the front end of the curve.

The investment team purchased TIPS in August, as more inflation risk premium was being priced in, consistent with a deteriorating U.S. fiscal profile. We maintained a modest allocation to this sector throughout the period.

The recent increase in U.S. Treasury yields suggests that the market has begun to price in expectations of stronger growth and eventual policy renormalization. Credit spreads have tightened significantly over the past six months, limiting some upside potential, but spreads could narrow further if investor sentiment remains positive. That said, we are monitoring risks that could spark a renewed flight-to-quality. Credit fundamentals remain strong, and our analysts are finding compelling values in the markets. As always, we remain committed to a disciplined, risk-conscious investment process. Our goal is to maintain a diversified portfolio that generates a distinct yield advantage while providing downside protection.

PL Short Duration Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the period ended March 31, 2012?

A. This fund commenced operations on December 19, 2011. For the period from inception through March 31, 2012, the fund’s Class I returned 2.10%, compared to a 0.36% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

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Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund is a fixed income portfolio that invests primarily in short-term investment grade corporate debt instruments with the ability to invest up to 30% of its assets in non-investment grade debt instruments, including high yield bonds and floating rate senior loans. Pacific Asset Management expects the fund to be structurally overweight corporate securities and generally underweight government securities such as U.S. Treasuries and agencies relative to the benchmark. The fund has a permitted duration range of plus/minus one year of the fund’s benchmark.

For the reporting period, the fund outperformed the benchmark primarily due to asset allocation. The fund’s structure of being overweight corporate bonds versus government securities was a benefit to fund performance. Non-investment grade securities saw significant price appreciation in the first quarter of 2012, as strong corporate fundamentals and a reduction in European policy risk led to strong total returns. The fund’s allocation to high yield and floating rate securities was also a benefit to its performance. An overweight to REITs was a benefit to fund performance while the underweight to euro-area financials detracted from its performance. Duration was neutral to performance as the fund, on average, maintained benchmark duration.

PL Strategic Income Fund (managed by Pacific Asset Management)

Q. How did the fund perform over the period ended March 31, 2012?

A. This fund commenced operations on December 19, 2011. For the period from inception through March 31, 2012, the fund’s Class I returned 5.22%, compared to a 0.30% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund is a multi-sector, intermediate maturity bond fund investing principally in income producing debt instruments. Pacific Asset Management expects the fund to be structurally overweight corporate securities and generally underweight government securities such as U.S. Treasuries, agencies, and MBS relative to the benchmark. The fund will normally invest up to 70% of its assets in non-investment grade debt instruments with the ability to invest up to 65% of its assets in investment grade corporate debt instruments. The fund’s average portfolio duration is expected to be one-to-six years.

For the reporting period, the fund outperformed the benchmark primarily due to asset allocation. The fund’s overweight to high yield bonds was the primary driver of the fund’s relative performance. High yield bonds saw significant price appreciation in the first quarter of 2012, as improving corporate fundamentals and a reduction in European policy risk led to strong total returns. The fund’s sector selection

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was also a positive contributor to fund performance. The fund’s overweight to the consumer cyclical sector was a benefit to its performance due to an improving economic backdrop in the U.S. An underweight to the banking sector was a detractor to performance due to less systemic risk perceived in the financial system.

PL Comstock Fund (managed by Invesco Advisers, Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 4.22%, compared to a 4.79% return for its benchmark, the Russell 1000 Value Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund underperformed the benchmark for the reporting period. The fund’s investable universe includes all large-capitalization U.S. denominated equities. We at Invesco filter for companies with sufficient liquidity and then on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value. We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the portfolio, the stock must be statistically undervalued on the basis of its primary valuation criteria and determined, through rigorous fundamental and financial statement analysis, that the company is undervalued and possesses potential financial strength and improved quality of management for future growth. The investment team employs truly active management, by staying benchmark agnostic; portfolio construction and risk mitigation is based solely on bottom-up stock selection, as opposed to utilizing macro or top-down factors.

Our investment philosophy appreciates that, as financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently under-priced. The fund aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

Unfavorable stock selection in the energy sector was the largest detractor from fund performance. Specifically, the fund had exposure to oil equipment and services companies Halliburton Co. and Weatherford International Ltd. which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price.

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Unfavorable stock selection in information technology companies also hurt fund performance relative to the benchmark. Hardware and internet-related stocks, including Cisco Systems, Inc. and Hewlett-Packard Co., performed poorly over the reporting period, dragging down fund performance. Cisco Systems’ stock declined on cautious guidance regarding company revenue forecasts and worries of information technology spending cuts from both the U.S. Government and corporations. Hewlett-Packard’s stock declined on concerns of overpaying for the acquisition of an enterprise software company. However, the company’s CEO was replaced in September 2011 by Meg Whitman which we believe to be a positive for the company long-term.

A material underweight exposure to the utilities sector also dampened fund performance. Utilities was a top performing sector for the reporting period, as investors sought defensive-oriented, dividend-yielding stocks during the market turmoil.

Finally, stock selection in the financials sector acted as a detractor from relative fund performance for the third quarter of 2011. Notably, exposure to diversified financials like Citigroup, Inc., The Bank of New York Mellon Corp. and Morgan Stanley detracted from both absolute and relative fund performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.

On the positive side, strong stock selection and a significant overweight position in the consumer discretionary sector was one the largest contributors to fund performance. The fund’s main consumer discretionary exposure was in the media companies industry. Time Warner Cable, Inc. and Comcast Corp. were top fund performers within this sector, as the media stocks performed well during the reporting period.

Stock selection in the health care sector also contributed to the fund’s relative performance. Health care provider UnitedHealth Group, Inc., and pharmaceuticals companies, Bristol-Myers Squibb Co. and GlaxoSmithKline P.L.C., were top fund performers in this sector on a relative and absolute basis.

Favorable stock selection in the telecommunication services sector also contributed to fund performance. In this sector, not owning certain stocks helped the most as the fund had no exposure to companies such as Sprint Nextel Corp. and Frontier Communications Corp. which boosted relative fund performance versus the benchmark.

PL Growth LT Fund (managed by Janus Capital Management LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 6.26% compared to an 11.02% return for its benchmark, the Russell 1000 Growth Index.

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Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Janus seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large-cap growth portfolio. We look for durable franchises with consistent, above average revenue, earnings and free cash flow growth, high and improving returns on capital, and a market leadership position driven by a clearly articulated strategy.

Fundamentally, well-positioned companies that weren’t appreciated by the market in 2011 started to be rewarded in the first quarter of 2012 as macro fears eased. We have built the fund with a core group of companies that are market share gainers in attractive industries, with strong business models and long-duration growth profiles, in our view. Many of these stocks outperformed in the first quarter, and we are encouraged that the market now seems to be rewarding these types of businesses. Despite these recent gains, the fund underperformed the benchmark for the reporting period.

Stock selection drove much of the fund’s underperformance during the reporting period, particularly within the energy, financials and information technology sectors. On a positive note, the fund’s holdings in the industrials sector aided relative fund performance.

Hess Corp. was the largest individual detractor from fund performance during the reporting period. The integrated energy company had an attractive valuation, in our view. However, we prefer companies with exposure to domestic oil shale and that have proven to be better capital allocators; therefore, the fund’s position was sold.

The fund also sold its position in Morgan Stanley, a diversified financial services firm as it detracted from fund performance. Its investment banking business remained susceptible to regulatory and capital market headwinds. Required higher liquidity and capital levels will reduce returns as will less opportunity for proprietary and complex trading, a meaningful profit driver previously, in our view. The low interest rate environment is also not conducive to trading by major market participants.

In addition, the fund’s position in Baker Hughes, Inc., an oilfield service company, detracted from fund performance and was sold due to concerns about rising competitive intensity in the North American market. The region suffers from weaker pricing and higher input costs than other areas.

Apple, Inc. was the top individual contributor to fund performance. The company has created a strong ecosystem around its products, bringing more customers in the Apple family. Customers then spend more on Apple products and are more profitable to the company. Apple has been gaining massive amounts of market share in the consumer space and will potentially gain share in the enterprise market. We like the company’s durable franchise and long-term growth prospects.

Celgene Corp. was a top performer, benefiting fund performance. We believe the biotech company continues to gain product momentum for its multiple myeloma drug, Revlimid. The addressable market is growing and physicians are increasingly recognizing the value of multi-year treatment with Revlimid. We consider the drug to be early in its product cycle, making Celgene an attractive multi-year growth opportunity.

Limited Brands, Inc. also contributed to the fund’s relative performance results. We like the specialty retailer for its dominant and growing market share in intimate apparel and personal care categories in the U.S. We also appreciate the company’s international expansion opportunities and that management is returning capital to shareholders.

Rather than try to tilt the portfolio toward pro-cyclical or defensive stocks, depending on the economic environment, we continue to focus on identifying a core group of market share gainers that operate in attractive industries and have long-duration growth potential. Stated simply, these are “steady eddy” businesses that looked very similar five years ago and that we believe will look similar in another five years—except that they should be bigger and stronger, with moderately higher margins and returns on invested capital. These companies have strong management teams with good track records and the ability to execute. They have high or increasing returns on capital, and attractive business models with low capital intensity, high margins and strong recurring revenues. These stocks may not always be rewarded during periods of extreme volatility and high correlations. But creating a portfolio focused around these businesses, at reasonable prices, is likely to result in outperformance over multi-year periods, in our view.

We are also supplementing the fund’s holdings with a moderate number of exceptional companies benefiting from significant positive change, in our view. Elements that we look for include a significant change in the company’s strategy; new management driving better execution; and a reduction in the industry’s competitive intensity, resulting in improving returns on capital. We added a department store retailer, J.C. Penney Co., Inc., that fits many of these criteria, and we are excited about its potential as management executes on a number of growth and profitability initiatives. Overall, our focus remains on identifying long-duration growth stocks that we think can perform well in a variety of economic climates. We think these stocks, bought at reasonable prices, offer the greatest potential for long-term capital appreciation in the marketplace today.

The last twelve months have been tumultuous, and we expect volatility to remain elevated throughout 2012. Markets may continue to trade on headlines related to Europe’s debt crisis, the U.S. fiscal situation or other macro issues, and we are likely to see some periods of

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extreme risk aversion, as we did in 2011. While macro issues may pressure the markets, they do not heavily influence our outlook or security selection. Much more important to us is identifying companies with long-duration growth drivers, quality management teams and competitive advantages that can help them grow margins and gain market share. While the markets may be volatile, we continue to identify companies with strong businesses and valuations that are likely to provide attractive total returns on a multi-year basis.

We also think this is an opportune time for the fund to hold large-capitalization equities. The spread between the earnings yields of stocks and the yields of U.S. Treasuries is historically wide, offering greater potential for total returns in equities on a multi-year basis. With the risk of inflation eroding one’s principal in bonds, we think the odds are stacked in favor of equities, especially if they have growing free cash flows.

PL Large-Cap Growth Fund (managed by UBS Global Asset Management (Americas) Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 13.65%, compared to an 11.02% return for its benchmark, the Russell 1000 Growth Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the reporting period, the fund outperformed the benchmark. Both stock selection and sector allocations contributed positively to fund performance during the period. During the period, the UBS Large Cap Growth team focused on adhering to its investment discipline, seeking to identify and invest in three, diverse sources of growth and emphasizing the management of our risk budget. What is unique about the strategy is that the team seeks to identify and invest in three diverse sources of alpha. The funds’ holdings are diversified into classic growth, elite growth, and cyclical growth companies.

The largest contributor to fund performance was stock selection within the consumer discretionary sector. The fund’s positions in Las Vegas Sands Corp., priceline.com, Inc., Ralph Lauren Corp., McDonald’s Corp. and Nike, Inc. outperformed the benchmark. Stock selection within the consumer staples sector also contributed to its performance as holdings in CVS Caremark Corp. and The Estee Lauder Cos., Inc. outperformed. Stock selection within the industrials sector was also positive as the fund’s position in Precision Castparts Corp. outperformed. In addition, the fund was underweight the industrials and materials sectors which benefited its relative performance during the market volatility of the second half of 2011. Stock selection within the information technology sector was also positive to the fund’s performance, specifically its holdings in Visa, Inc., Teradata Corp., Apple, Inc., and QUALCOMM, Inc.

Detractors from fund performance included stock selection within the financials sector where the fund’s holdings in CME Group, Inc.,

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and The Goldman Sachs Group, Inc. underperformed. Both of the holdings were sold during the reporting period. Stock selection within the energy sector detracted from the fund’s performance during the period due to its holdings in CONSOL Energy, Inc., Cimarex Energy Co., Cabot Oil & Gas Corp., and Whiting Petroleum Corp. The fund was also negatively impacted due to its underweight to consumer staples, a sector which performed well during a flight-to-safety in the second half of 2011.

From a sector standpoint, the strategy’s overweight to consumer discretionary and information technology and underweight to energy, materials and industrials contributed to fund performance. However, the fund’s underweight to consumer staples detracted from its performance, as did its overweight to the health care sector.

PL Large-Cap Value Fund (managed by ClearBridge Advisors, LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 8.21%, compared to a 4.79% return for its benchmark, the Russell 1000 Value Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund outperformed its benchmark during the reporting period. On an absolute basis, the fund had positive returns in 9 of the 10 economic sectors in which it was invested during the reporting period. The greatest contributions to the fund’s absolute return during the reporting period came from the consumer staples, consumer discretionary and health care sectors. Relative to the benchmark, the fund’s overall security selection contributed to its performance for the reporting period. In addition, the fund’s overweight to the consumer discretionary and staples sectors and underweight to the financials sector added to its relative performance. In terms of individual fund holdings, the leading contributors to fund performance included positions in El Paso Corp., Philip Morris International, Inc., DISH Network Corp., U.S. Bancorp. and International Business Machines Corp.

We at ClearBridge utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models that we can understand such as companies with a sustainable competitive advantage and stocks capable of generating superior returns across a range of potential scenarios. We place a heavy emphasis on higher certainty of near-and medium-term cash flows, while heavily discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

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On an absolute basis, the energy sector modestly detracted from fund performance for the reporting period. Relative to the benchmark, overall sector allocation was flat and did not have much of an impact to the fund’s performance. The fund’s underweight position relative to the benchmark’s weightings in the health care and utilities sectors detracted from relative fund performance for the reporting period. Furthermore, security selection within the information technology and health care sectors subtracted from the fund’s performance relative to the benchmark. On an individual holding basis, the leading detractors from fund performance for the reporting period included positions in Hewlett-Packard Co., Halliburton Co., Xerox Corp., Suncor Energy, Inc. and Bank of America Corp.

During the reporting period, we identified multiple opportunities to establish the fund’s positions in what we considered to be strong franchises trading at very attractive valuations. New fund positions were established in Anheuser-Busch InBev N.V., Chevron Corp., Capital One Financial Corp. and TE Connectivity Ltd. At the same time, the fund’s positions in: Unilever N.V., Wal-Mart Stores, Inc, The Chubb Corp., Total S.A., The Charles Schwab Corp. and Bank of America Corp., were sold, and the proceeds were reinvested in areas where we believed there to be better risk-adjusted return opportunities.

In our view, a portfolio of large-capitalization companies with growing profits, undemanding valuations, strong balance sheets and competitive dividend yields should generate attractive returns for investors over time. We remain optimistic about the return potential for equities over the next several years and believe our sound investment philosophy and consistent approach properly positions us to generate competitive, risk-adjusted returns over the long-term. We remain selective in our approach, focusing on high quality companies that we think have competitively advantaged business models, trade at attractive valuations and will be able to navigate the challenging economic environment.

PL Main Street Core Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 12.12%, compared to an 8.54% return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the reporting period, the fund outperformed the benchmark primarily within the information technology, energy, consumer staples and industrials sectors due to stronger, relative stock selection. The fund also outperformed the benchmark in the materials sector. The most significant underperforming sector for the fund was financials, as a result of weaker relative stock selection. The fund underperformed to a lesser degree in the health care, utilities and telecommunication services sectors.

During the reporting period, the top individual contributor to fund performance by far was Apple, Inc. (information technology), which continued to out-execute its peers. The company’s continued success at innovation and its highly recognizable brand led to global growth

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and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Phillip Morris International, Inc. (consumer staples) was the second best performing stock during the reporting period, positively impacting fund performance. The company continued to generate substantial free cash flow stemming from ongoing market share gains, and its considerable ability to raise prices.

Also contributing positively to performance this period were The TJX Cos., Inc. (consumer discretionary), Tyco International Ltd. (industrials) and Abbott Laboratories (health care). TJX manages stores such as Marshalls, T.J. Maxx and Homegoods which benefited from a strong holiday season and increased sales during the period. Tyco’s stock has been a strong performer since management announced plans to split the company into three publicly traded segments. Tyco’s favorable contribution to the fund’s returns during the reporting period was largely due to investors’ anticipation that each new business, with its renewed focus on execution, would unlock value that previously had been masked by a conglomerate business structure. Abbott Laboratories performed well over the reporting period in which it announced that the Food and Drug Administration (FDA) approved its Absolute Pro® Vascular Self-Expanding Stent System for treatment of Iliac Artery Disease.

Three of the top detractors from fund performance were in the financials sector: Citigroup, Inc, Wells Fargo & Co. and State Street Corp. Wells Fargo was sold by period end. Investors became increasingly bearish towards financials over the third quarter of 2011 as fears heightened due to a weakening global economy and an uncertain regulatory environment. A lack of transparency regarding the extent of exposure to both European bank and sovereign debt weighed heavily on financial stocks such as Citigroup, Inc. Numerous financial stocks were also negatively impacted by the ongoing high degree of home foreclosures and the razor thin net interest margins that have resulted from the persistence of historically low interest rates. The financials sector did rally over the first quarter of 2012, however, and was the strongest performing sector of the benchmark during that time.

Also detracting from fund performance during the reporting period were Ford Motor Co. (consumer discretionary) and Hospira, Inc. (health care). In the case of Ford, the auto industry suffered several set-backs over 2011. Production costs were negatively impacted from soaring commodity prices and delivery disruptions from Japanese auto parts suppliers. Uncertainty about the health of the economy also tempered expectations for strong auto sales. Despite these hurdles, Ford successfully negotiated a new long-term union contract, which locks-in favorable labor costs, and re-initiated its dividend.

Hospira develops and manufactures specialty pharmaceutical and medication delivery products, which include acute-care and oncology injectables, as well as integrated infusion therapy and medication management. Rising concerns about manufacturing quality, identified by the FDA, caused this stock to sell-off early in the fourth quarter of 2011. Hospira’s production has been curtailed as it works through these issues to the satisfaction of the FDA, and this process may extend beyond 2012. The reduced earnings outlook, in combination with the potential for fines imposed, precipitated our decision to sell the stock.

We believe the U.S. economy will continue to improve at a gradual and perhaps uneven rate. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. While cyclical stocks and companies with cyclical earnings generally performed well during the reporting period, we believe this trend is shifting to the benefit of consistent, longer-term performers.

If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We at Oppenheimer view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We will continue to seek to buy such companies when their valuations are attractive and believe that this disciplined investment process is the key to generating solid long-term performance.

PL Mid-Cap Equity Fund (managed by Lazard Asset Management LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -1.17%, compared to a 3.31% return for its benchmark, the Russell Midcap Index.

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Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. A lack of exposure to the telecommunication services sector contributed to fund performance, as the sector was one of the worst performers in the benchmark during the reporting period. Stock selection in the information technology sector also helped fund returns. Shares of Motorola Mobility Holdings, Inc., the spin-off of Motorola’s wireless and cable business, climbed after Google, Inc. announced a deal to purchase it. The fund’s position was subsequently sold.

In contrast, stock selection in the health care sector detracted from fund performance. Shares of pharmaceutical company Warner Chilcott P.L.C. declined on investor concerns over the firm’s levered balance sheet, an FDA review of its osteoporosis drugs, and the risk of generic competition for an oral acne drug. The fund’s position was sold. Stock selection in the consumer discretionary sector also hurt returns. Shares of for-profit higher education organization, DeVry, Inc., declined as enrollment rates were lower than expected. Stock selection in the materials sector also detracted from returns. Shares of salt maker Compass Minerals International, Inc. declined on weather-related concerns. A warmer than usual winter reduced demand for de-icing salt, and a tornado impacted one of the company’s mines. However, we at Lazard believe the company has a strong balance sheet and good growth potential.

As we look at the rest of 2012, we believe the economic outlook has improved. The improvement, however, largely reflects a lower probability of an extremely negative scenario, such as the dissolution of the eurozone, or a Chinese hard landing. We do still face risks. In fact, the key bright spot is that the eurozone has been given a reprieve to begin the long task of structural reform. China has more work ahead to resolve housing and local government financing vehicles (LGFV) challenges but has many tools at its disposal. The U.S. has effectively delayed its day of reckoning until after elections in November. We believe, however, there is no way for the U.S. to avoid dealing with fiscal imbalances and long-term entitlement reform. The good news is that, for now, there appears to be a window of opportunity to address these global challenges calmly and thoughtfully, rather than in the heat of a crisis.

In conclusion, this period of calm could also lead to a market environment in which security selection is the primary driver of investment performance, rather than a more highly correlated market, driven by macro news flow. We continue to find excellent investment opportunities. These companies not only have excellent organic cash flow, strong balance sheets and operational flexibility but also have attractive valuations. We believe these characteristics should enable the companies to persevere through different market environments and be rewarded appropriately when the major macro, political and regulatory concerns have become less prominent in investors’ minds. We will continue to diligently assess the potential for volatility that might derail or enhance prospects for the companies we analyze. The good news is that while we are not yet out of the woods entirely, we do appear to see the clearing ahead.

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PL Mid-Cap Growth Fund (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -1.08%, compared to a 4.43% return for its benchmark, the Russell Midcap Growth Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund underperformed the benchmark during the reporting period. Stock selection in the technology sector was the largest detractor from relative performance. Russian search engine Yandex N.V., online daily deals service Groupon, Inc., and Chinese social networking provider Renren, Inc. were among the fund’s weakest performers in the sector. The consumer discretionary sector also contributed to underperformance, with both stock selection and an underweight to the sector diminishing returns. The fund’s performance was dampened by exposure to video streaming service Netflix, Inc., Chinese online travel service Ctrip.com International Ltd., and South African media company Naspers Ltd. Stock selection in the energy sector hampered performance as well. Holdings in solar power equipment maker First Solar, Inc. and crude oil producer Ultra Petroleum Corp. were disadvantageous to fund performance during the period.

The fund achieved relative gains in the utilities sector, where its only two holdings, Brookfield Infrastructure Partners L.P. and Millicom International Cellular S.A., performed well. Stock selection in the producer durables sector contributed positively to fund performance, led by risk data and analysis provider Verisk Analytics, Inc., product testing provider Intertek Group P.L.C., and water treatment services provider Nalco Holding Co. The consumer staples sector was also additive to fund performance due to good performance from the fund’s only holding in the sector, Mead Johnson Nutrition Co.

We, the Morgan Stanley portfolio management team, look for high-quality growth companies that we believe have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process. We continue to focus on assessing company prospects over a three-to-five-year time horizon and on owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Small-Cap Growth Fund (managed by Fred Alger Management, Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -0.34%, compared to a 0.68% return for its benchmark, the Russell 2000 Growth Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the year ended March 31, 2012, the fund underperformed the benchmark. During the reporting period, the largest sector weightings in the fund were in the information technology and consumer discretionary sectors. The largest sector overweight for the period was in consumer discretionary, where our analysts identified many small-capitalization companies generating strong earnings and cash flow growth while the largest underweight sector for the reporting period was in health care. It’s important to note, however, that this strategy usually maintains sector weights that are reasonably close to the weightings within the benchmark without major dispersion. Favorable stock selection in the health care and industrials sectors was the most important absolute contributor to fund performance. Conversely, sub-par selection in the energy and materials sectors detracted from the fund’s performance. Among the most important absolute contributors were United Rentals, Inc., an industrial and construction equipment rental company, HealthSpring, Inc., a manager of coordinated health care plans with a primary focus on Medicare Advantage plans and Novellus Systems, Inc., a manufacturer of equipment used in the fabrication of integrated circuits.

Conversely, detracting from overall results were Patriot Coal Corp., where lower coal production due to flooding problems at one of its mines resulted in lower than anticipated earnings; Shutterfly, Inc., where severe competitive pressures and the departure of the CFO early in the year caused the shares to decline; and OpenTable, Inc., where the shares detracted from fund performance after the company noted that domestic restaurant additions added to their network had softened. However, we at Alger continue to believe in the company due to their robust international expansion and their recent implementation of a share repurchase program.

As of March 31, 2012, the fund remained well diversified. During the reporting period, Alger’s investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many small-capitalization companies undergoing “Positive Dynamic Change” where our forward-looking assessment of their fundamentals exceeded Wall Street’s consensus. We believe that market resilience in the first quarter of 2012 signaled investors’ understanding of a vital fact: the U.S. economic recovery is strengthening. This has and will continue to support, we believe, a continuing rally in U.S. equity markets. We believe that Alger’s philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. Change, whether from political events

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

such as the uprisings in the Middle East or from the continuing impact of growing emerging markets across Asia and South America, has never been more evident. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term results for our clients.

PL Small-Cap Value Fund (managed by NFJ Investment Group LLC)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 1.19%, compared to a -1.07% return for its benchmark, the Russell 2000 Value Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The fund outperformed the benchmark for the reporting period. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

Stock selection in the energy sector was beneficial to the fund’s performance, in part due to the successful completion of a merger between portfolio holdings, Southern Union Co. and Energy Transfer Equity subsidiary, Sigma Acquisition Corp. Though energy was the weakest-performing sector in the benchmark, pipeline companies Magellan Midstream Partners L.P. and Sunoco Logistics Partners L.P. saw gains during the reporting period, benefiting the fund’s performance results. Not only do these firms generate revenue based on the amount of oil transferred, making them less susceptible to price fluctuations, but establishing pipelines can be expensive and resource-intensive, so barriers to entry are high.

Stock selection in the materials sector contributed to the fund’s performance. Royal Gold, Inc. benefited from higher gold prices over the period, as well as record revenue in the second quarter and strong earnings growth, adding to the fund’s performance.

In contrast, selection in the utilities sector detracted from the fund’s performance during the reporting period, in part due to Energen Corp., a diversified energy company that has a natural gas utility division as well as oil and gas exploration operations. The company suffered from falling natural gas prices, as well as an unusually warm winter in the U.S., which created supply/demand imbalances.

An overweight in the energy sector detracted from the fund’s returns, because, as previously mentioned, energy was the weakest sector within the benchmark. During the calendar year of 2011, many investors seeking energy sector exposure piled into larger-capitalization

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

corporations, such as Exxon Mobil Corp. and Chevron Corp. More recently, tensions in the Middle East coupled with an oversupply of and decreased demand for, natural gas have put further strain on the sector.

Being underweight financials also detracted from fund performance. The sector experienced a sharp ascend during the first quarter of 2012. This underweight bias remains the fund’s greatest deviation from the benchmark, as the portfolio management team seeks to maintain a well-diversified portfolio.

On the other hand, being underweight in the information technology sector contributed to the fund’s absolute returns. After financials, information technology was the weakest performing sector in the benchmark for the trailing twelve-month period.

PL Real Estate Fund (managed by Morgan Stanley Investment Management Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned 10.62%, compared to a 12.83% return for its benchmark, the FTSE NAREIT Equity REITs Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the fund underperformed the benchmark. Bottom-up stock selection detracted from, while top-down sector allocation contributed to, the fund’s performance relative to the benchmark. Stock selection was especially strong in the office sector; this benefited the fund’s performance but was offset by stock selection in the diversified and health care sectors, which detracted from its performance. From a top-down perspective, the fund benefited from the underweight position to the industrial sector and the overweight to the mall sector; this benefit to the fund’s performance was partially offset by the negative impact of the overweight position to the hotel sector and underweight to the storage sector. Additionally, cash held in the fund detracted from its relative performance.

We, the Morgan Stanley portfolio management team, has maintained our core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices provide real estate exposure at what we believed, during the reporting period, were the best valuation relative to their underlying asset values. We continue to focus on relative, implied valuations as a key metric. During the reporting period, our company-specific research leads us to an overweighting in the fund to a group of companies that are focused in the ownership of upscale urban hotels, regional malls, and central business district office assets, and underweight to companies concentrated in the ownership of health care, suburban office, and industrial assets.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

PL Emerging Markets Fund (managed by OppenheimerFunds, Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -5.15%, compared to a -8.80% return for its benchmark, the MSCI Emerging Markets Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the twelve-month period ended March 31, 2012, the fund outperformed the benchmark primarily in the consumer staples sector, due to an overweight position to what was, by far, the strongest performing sector of the benchmark. Stronger relative stock selection in the financials sector also contributed positively to the fund’s relative performance. The fund underperformed in the consumer discretionary and information technology sectors during the reporting period. On a country basis, relative to the benchmark, the fund’s strongest performers were Mexico, the Philippines, India and Russia. The weakest performing countries relative to the benchmark were South Africa and Taiwan.

During the reporting period, the top individual contributors to performance were Fomento Economico Mexicano SAB de C.V. (consumer staples) (Mexico), NHN Corp. (information technology) (Korea), SM Prime Holdings, Inc. (financials) (Philippines), Cia de Bebidas das Americas (consumer staples) (Brazil) and Prada S.P.A. (consumer discretionary) (Italy). Mexican beverage company Fomento Economico Mexicano (FEMSA) owns and operates OXXO, the largest convenience store chain in Latin America. It controls Coca-Cola FEMSA S.A.B. de C.V., one of the largest independent Coca-Cola bottlers in the world. At period end, the company also held a stake in Heineken N.V., with whom it cooperates closely in Latin America beer distribution. The stock continued to perform well as demand grew for FEMSA’s line of soft drink products throughout Latin America, the U.S. and Mexico. NHN runs a successful internet portal and search engine in Korea, known as “naver.com”. The company reported solid results for its fourth quarter ended December 31, 2011. SM Prime is the largest shopping mall and retail operator in the Philippines. The company performed well during a period in which it opened its fourth shopping mall in China and its forty-second shopping mall in the Philippines. Cia de Bebidas, also known as Ambev, is majority owned by Anheuser-Busch Inbev N.V. The company is the largest brewer in Latin America and the largest PepsiCo, Inc. bottler outside of the U.S. Continued demand for the company’s products caused its stock to perform well. Fashion and luxury goods company, Prada, reported strong sales for 2011.

The most significant detractors from performance this period were HTC Corp. (information technology) (Taiwan), Infosys Ltd. (information technology) (India), Petroleo Brasileiro S.A. (Petrobras) (energy) (Brazil), Impala Platinum Holdings Ltd. (materials) (South Africa) and Ctrip.com International Ltd. (consumer discretionary) (China). HTC, the Taiwanese manufacturer of the Android phone, sharply reduced guidance as the Apple iPhone 4S and new offerings from Samsung cut into sales. In our view, HTC remains one of the leaders in smartphones and continues to grow its market share in China, among other markets. Infosys is an India-based, international information

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

technology consulting and software service company that declined in 2011 due to weaker than expected results. Sales were slower than anticipated and the appreciating Rupee dampened foreign currency earnings. Petrobras, the Brazilian oil and gas exploration and production company, is the largest component of the Brazilian stock index. As a result, it suffered early in the reporting period as investors continued to take profits in Brazil in the face of central bank tightening. The decline in oil prices over the third quarter of 2011 also negatively impacted Petrobras. Impala Platinum (South Africa) is a producer of platinum that experienced a degree of volatility during the quarter. Ctrip is the dominant travel aggregator in China, participating in a highly fragmented travel and hotel property market. The company has been investing aggressively in sales, marketing and research and development (R&D), and this has taken its toll on margins. We at Oppenheimer consider the price-fall in reaction to this to be excessive.

At the end of the reporting period, the fund had a significant overweight position in the consumer staples sector and was overweight to a lesser degree within the information technology and consumer discretionary sectors. We find that these sectors tend to house companies whose characteristics are generally ones that we seek when identifying companies in which to invest. The fund had significant underweight positions within the materials, financials, energy, industrials and telecommunication services sectors and did not hold any positions within the utilities sector. On a country basis, the fund had large, relatively overweight positions in India, Mexico, the U.K and the Philippines, along with relative underweight positions primarily in Korea, Taiwan, South Africa, Brazil, China and Malaysia.

We believe that developing economies are the most significant engine of global growth in a scarce-growth world. Although the external climate will contribute less to aggregate demand in the broader emerging world, the theme of convergence may likely drive relatively high structural expansion in the larger emerging economies, most notably China and India. We anticipate economic reform will continue, characterized by high levels of total-factor productivity growth and capital deepening. We believe that the developing economies, while vastly diverse, still have, in aggregate, enormous endogenous growth potential given structural convergence and should account for the majority of worldwide output expansion in this decade. It is also worth noting that relatively uninspiring growth in the developed world frames low global inflation and interest rates, which will be powerful stimuli for growth economies that are capital-constrained, such as Turkey.

Despite the potential for near-term market volatility, our strategy remains the same by focusing on our long-term approach of committing capital to high quality businesses with durable, above-average growth and sustainable competitive advantage, with minimal benchmark orientation. We are long-term shareholders seeking to invest in extraordinary businesses, which we believe are rare in dynamic, often high growth, developing economies, poised to take advantage of global structural changes to grow sales and earning sustainably. These factors have historically been key drivers of long-term stock price appreciation. Focusing on individual companies instead of specific countries or sectors, we search for those that may benefit from our thematic approach to investing.

PL International Large-Cap Fund (managed by MFS Investment Management)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -0.32%, compared to a -5.77% return for its benchmark, the MSCI EAFE Index.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the twelve-month period ended March 31, 2012, the fund outperformed the benchmark. We at MFS use a bottom up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management capabilities.

During the reporting period, stock selection in the materials and technology sectors led the fund’s relative outperformance. Within the basic materials sector, overweight positions in industrial gas supplier Linde A.G. (Germany) and specialty chemicals manufacturer Shin-Etsu Chemical Co. Ltd. (Japan) boosted the fund’s relative performance as both stocks outperformed the broad market as defined by the fund’s benchmark. The fund’s avoidance of shares in poor-performing mining giant BHP Billiton Ltd. (Australia), which was not held at period end, also supported its relative results. In the technology sector, the fund’s holdings of South Korean microchip and electronics manufacturer Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd., the largest contract semiconductor manufacturer in the world, benefited the fund’s returns. Both holdings were not benchmark constituents.

Stock selection, and to a lesser extent, an underweight position in the utilities and communications sectors were additional contributing factors to fund relative performance as the sectors lagged the benchmark during the period. There were no individual securities within these sectors that were among the fund’s top relative contributors.

Overweight positions in the consumer staples also contributed positively to the fund’s relative results as both sectors outperformed the benchmark during the reporting period. The fund’s overweight positions in alcoholic beverage producer Diageo P.L.C. and U.K.-based household products manufacturer Reckitt Benckiser Group P.L.C. were among the main drivers of the fund’s relative performance within the consumer staples sector. In the retailing sector, an overweight position in convenience store chain Lawson, Inc. (Japan), which also outperformed the broad market, aided relative returns.

Elsewhere, overweight positions in medical device manufacturer Synthes, Inc. (Switzerland) and advertising and marketing firm WPP P.L.C. (U.K.) bolstered relative fund performance as both stocks outperformed the benchmark.

Stock selection in the special products & services industry was a primary detractor from the fund’s relative performance. This was mainly due to the fund’s overweight position in human resources and employment services provider Randstad Holding N.V. (Netherlands) which underperformed during the reporting period.

Stock selection in the financials sector also negatively affected the fund’s relative results. Holdings of financial services firms ICICI Bank Ltd. (India) which was not a benchmark constituent, ING Groep N.V. (Netherlands), Erste Group Bank A.G. (Austria), Nomura

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Holdings, Inc. (Japan), and UBS A.G. (Switzerland) held back the fund’s relative returns as all five stocks underperformed the broad market.

Elsewhere, overweight positions in shares of Hong Kong-headquartered retailer Esprit Holdings Ltd. and French electrical distribution equipment manufacturer Schneider Electric S.A. hampered fund relative performance as both stocks performed poorly during the period. Not holding shares of strong-performing tobacco distributor British American Tobacco P.L.C. (U.K.) and U.K.-based pharmaceutical firm GlaxoSmithKline P.L.C. also hurt the fund’s relative returns.

During the reporting period, the fund’s currency exposure was another detractor from the fund’s relative performance, resulting primarily from differences between the fund and the benchmark’s exposure to holdings of securities denominated in foreign currencies. All of the investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

PL International Value Fund (managed by J.P. Morgan Investment Management Inc.)

Q. How did the fund perform over the year ended March 31, 2012?

A. For the year ended March 31, 2012, the fund’s Class P returned -6.20%, compared to a -5.77% return for its benchmark, the MSCI EAFE Index.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. JPMorgan’s transparent and uniform investment philosophy drives all in-house research efforts and all investment decisions. The fund underperformed its benchmark during the twelve-month period ended March 31, 2012. The fund’s strategy adheres to a bottom-up approach. Asset allocation is a by-product of stock selection opportunities. We at JPMorgan maintain a transparent and uniform investment philosophy which drives all in-house research efforts and investment decisions.

We seek to add value to the fund by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts.

From a sector perspective, stock selection in banks & finance was the largest detractor along with stock selection in insurance and capital market banks. An underweight in consumer nondurables also negatively impacted performance. Stock selection in telecommunications, transportation services & consumer cyclicals, and technology-semiconductors contributed to fund performance.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Regionally, stock selection in Continental Europe was the major detractor with an overweight allocation to Canada also hurting performance. Stock selection in the U.K. and Japan aided relative returns.

At the stock level, BNP Paribas, the French banking group, struggled as European bank stocks generally have risen and fallen in line with European sovereign debt concerns. The stock collapsed in the second half of 2011 as sovereign debt concerns re-surfaced. French banks were particularly hit hard due to the perception that they were heavily exposed to Greek sovereign debt and in anticipation that France would lose its AAA credit rating. To help mitigate risk, BNP Paribas aggressively scaled back its exposure to peripheral European sovereigns. It wrote off the majority of its Greek bond holdings and reduced its exposure to Italian debt. The write-downs and losses from disposing of European government bonds were the primary causes of BNP’s fourth quarter drop in net income of 51% year-over-year and its net profit falling 23% for 2011. BNP’s management believes the bank can still achieve (by Jan. 1, 2013) the capital ratio targets set under the rules of the Basel Committee on Banking Supervision (Basel III) without having to go to the market to raise additional capital. The Basel Committee formulates broad supervisory standards and guidelines and recommends statements of best practice in banking supervision in the expectation that member authorities and other nations’ authorities will take steps to implement them through their own national systems, whether in statutory form or otherwise.

Alternatively, Japan Tobacco, Inc., the Japanese tobacco company, aided returns. Tobacco stocks, in general, performed well during the reporting period as investors continued to be attracted by their ability to raise prices and generate cash. Despite the disruptions caused by Japan’s massive earthquake in March 2011, the company’s earnings held up better than expected as aggressive cost cuts combined with continued growth overseas helped compensate for production losses. Operations have since come back on line. The share price was further boosted by speculation that a debt-ridden Japanese government might sell at least part of its stake in the company. With its huge cash position, Japan Tobacco would be in a position to buy back a good chunk of those shares—a move that would be highly accretive for earnings per share. The company is raising prices and gaining share in a number of overseas markets, including Russia. As part of its ongoing bid to reduce dependence on the Japanese market, Japan Tobacco recently agreed to purchase Haggar Cigarette (in the Sudan) as part of a push to increase its presence in emerging markets.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that coves the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes eth excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return.

Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component for the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes U.S. Treasuries, Government-related issues and corporates. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an index of U.S. Treasury issues that has maturities from one-to-three years. The total return is equal to the change in price plus the coupon return.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes Timber REITs.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

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PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

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PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 0.6%

Consumer Discretionary - 0.6%

Metro-Goldwyn-Mayer Studios Inc ‘A’ * ¯	27,061	$705,954

Total Common Stocks
(Cost $671,651)		705,954

	Principal Amount
SENIOR LOAN NOTES - 96.4%

Consumer Discretionary - 34.2%

99 Cents Only Stores
7.750% due 01/11/19 §	$498,750	508,881
Advantage Sales & Marketing Inc (1st Lien)
5.250% due 12/18/17 §	669,044	669,211
Affinion Group Inc Tranche B
5.000% due 10/09/16 §	1,081,220	1,027,497
Allison Transmission Inc Term B-1
2.750% due 08/07/14 §	959,121	953,878
AMC Entertainment Inc Term B-3
4.250% due 02/07/18 §	997,500	990,019
AMC Networks Inc Term B
4.000% due 12/31/18 §	497,494	496,250
ARAMARK Corp
2.020% due 01/26/14 §	838,203	836,858
(Letter of Credit Facility Deposit Non-Extended)
2.020% due 01/26/14 §	67,524	67,416
Asurion LLC (1st Lien)
5.500% due 05/24/18 §	1,067,738	1,058,929
Burger King Corp Tranche B
4.500% due 10/19/16 §	467,406	467,383
Caesars Entertainment Operating Co Inc Term B-6
5.492% due 01/28/18 §	600,000	542,813
Catalina Marketing Corp (Non-Extended)
2.991% due 10/01/14 §	934,052	901,360
Cequel Communications LLC
4.000% due 02/14/19 §	550,000	545,703
Charter Communications Operating LLC Term C
3.720% due 09/06/16 §	493,687	493,070
Chrysler Group LLC Term B
6.000% due 05/25/17 §	1,042,125	1,060,443
Clear Channel Communication Inc Tranche B
3.894% due 01/29/16 §	492,133	400,289
Cumulus Media Holdings Inc Term B (1st Lien)
5.750% due 09/16/18 §	498,491	500,858
DineEquity Inc Term B-1
4.250% due 10/19/17 §	817,010	818,198
Dollar General Corp Tranche B-2
2.991% due 07/07/14 §	500,000	501,232
Dunkin Brands Inc Term B-2
4.000% due 11/23/17 §	977,586	978,501
Education Management LLC Tranche C-3
due 12/30/18 ¥	300,000	298,500
Federal-Mogul Corp
Tranche B
2.178% due 12/27/14 §	645,313	621,741
Tranche C
2.178% due 12/28/15 §	329,241	317,215
General Nutrition Centers Inc Tranche B
4.250% due 03/02/18 §	975,000	974,591

	Principal Amount	Value
Getty Images Inc
5.250% due 11/09/16 §	$490,344	$493,409
Incremental Term B-1
4.221% due 11/05/15 §	50,000	50,240
Go Daddy Operating Co LLC
due 12/17/18 ¥	300,000	301,125
Tranche B-1
5.500% due 12/17/18 §	174,125	174,778
HHI Holdings LLC Term B
due 03/21/17 ¥	1,000,000	1,005,000
Interactive Data Corp Term B
4.500% due 02/11/18 §	479,027	480,324
J. Crew Group Inc
due 03/07/18 ¥	500,000	492,277
Jo-Ann Stores Inc
4.750% due 03/16/18 §	735,951	732,639
Language Line LLC Tranche B
6.250% due 06/20/16 §	622,697	626,589
Las Vegas Sands LLC (Extended)
(Delayed Draw I)
2.750% due 11/23/16 §	107,252	103,632
Tranche B
2.750% due 11/23/16 §	530,786	513,038
Laureate Education Inc (Extended)
5.250% due 06/15/18 §	991,241	972,655
Live Nation Entertainment Inc Term B
4.500% due 11/07/16 §	997,455	998,910
MCC Iowa LLC Tranche E
4.500% due 10/23/17 §	982,500	982,090
Michaels Stores Inc
Term B-2
5.073% due 07/31/16 §	688,114	690,964
Term B-3
5.073% due 07/31/16 §	463,828	465,749
Mission Broadcasting Inc Term B
5.000% due 09/30/16 §	989,959	993,671
National Bedding Co LLC (Extended)
3.756% due 11/28/13 §	491,526	491,833
Orbitz Worldwide Inc
3.316% due 07/25/14 §	447,166	425,646
OSI Restaurant Partners LLC
2.572% due 06/14/14 §	870,921	856,774
(Pre-Funded Revolving Credit Loan)
1.089% due 06/14/13 §	85,856	84,461
Petco Animal Supplies Inc Term B
4.500% due 11/24/17 §	490,000	489,948
Pilot Travel Centers LLC Tranche B (Initial Term Loan)
4.250% due 03/30/18 §	412,832	414,483
Pinnacle Entertainment Inc (Incremental) Term A
4.000% due 03/19/19 §	75,000	75,297
Regal Cinemas Corp
3.368% due 08/23/17 §	839,375	837,627
Sabre Inc (Non-Extended Initial Term Loan)
2.328% due 09/30/14 §	968,575	910,865
SeaWorld Parks & Entertainment Inc Term A
2.991% due 02/17/16 §	242,701	241,488
Term B
due 08/17/17 ¥	75,000	75,023
4.000% due 08/17/17 §	227,453	227,523
Six Flags Theme Parks Inc Tranche B
4.250% due 12/20/18 §	750,000	750,258
SymphonyIRI Group Inc
5.000% due 12/01/17 §	496,250	496,353
The Goodyear Tire & Rubber Co (2nd Lien)
1.750% due 04/30/14 §	1,000,000	998,542
The Neiman Marcus Group Inc
4.750% due 05/16/18 §	825,000	824,484

See Notes to Financial Statements	B-1	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Travelport LLC
(Extended Delayed Draw Term Loan)
5.081% due 08/21/15 §	$697,634	$637,463
TWCC Holding Corp
4.250% due 02/11/17 §	734,303	736,028
Univision Communications Inc
(Extended 1st Lien Term Loan)
4.491% due 03/31/17 §	766,960	712,739
(Initial Term Loan)
2.241% due 09/29/14 §	333,040	329,016
Visant Corp Tranche B
5.250% due 12/22/16 §	511,391	498,073
Weight Watchers International Inc Term F
4.000% due 03/15/19 §	175,000	174,537
Zuffa LLC (Initial Term Loan)
2.250% due 06/19/15 §	984,496	959,064

		38,355,451

Consumer Staples - 9.6%

Dean Foods Co Tranche B (Non-Extended)
1.750% due 04/02/14 §	492,228	487,921
Del Monte Foods Co
(Initial Term Loan)
4.500% due 03/08/18 §	992,500	991,259
Dole Food Co Inc
Tranche B-2
5.040% due 07/08/18 §	356,669	359,121
Tranche C-2
5.026% due 07/08/18 §	638,250	642,638
JBS USA LLC (Initial Term Loan)
4.250% due 05/25/18 §	992,500	995,130
KIK Custom Products Inc (2nd Lien)
5.243% due 12/01/14 §	500,000	335,000
Michael Foods Group Inc Term B (Facility)
4.253% due 02/25/18 §	960,476	962,277
NBTY Inc Term B-1
4.250% due 10/01/17 §	861,429	863,582
Pierre Foods Inc (1st Lien)
7.001% due 09/30/16 §	494,987	495,606
Pinnacle Foods Finance LLC
2.829% due 04/02/14 §	496,333	497,573
Reynolds Group Holdings Inc Tranche B
6.500% due 02/09/18 §	979,322	992,966
Rite Aid Corp
Tranche 2
2.003% due 06/04/14 §	1,446,717	1,423,931
Tranche 5
4.500% due 03/03/18 §	194,383	192,500
Supervalu Inc Term B-3 (Advance)
4.500% due 04/30/18 §	1,014,750	1,016,227
U.S. Foodservice Inc
2.740% due 07/03/14 §	493,523	477,219

		10,732,950

Energy - 3.6%

CCS Corp Term A
6.500% due 11/14/14 §	498,750	501,244
Citgo Petroleum Corp Term B
8.000% due 06/24/15 §	170,536	171,388
Crestwood Holdings
1.500% due 03/30/18 §	150,000	152,937
Energy Transfer Equity LP Term B
5.250% due 03/21/17 §	325,000	319,245
Frac Tech Services Term B
6.250% due 04/29/16 §	912,919	911,208
Gibson Energy ULC
5.750% due 06/15/18 §	248,125	249,924

	Principal Amount	Value
MEG Energy Corp (Initial Term Loan)
4.000% due 03/18/18 §	$995,000	$994,901
Obsidian Natural Gas Trust
7.000% due 11/02/15 §	740,494	746,048

		4,046,895

Financials - 3.4%

Citco III Ltd
5.500% due 06/29/18 §	496,250	492,528
First Data Corp
Term B-1 (Non-Extended)
2.992% due 09/24/14 §	271,216	261,782
(Dollar Term Loan)
4.242% due 03/23/18 §	223,620	204,333
HUB International Ltd
(Delayed Draw Term Loan)
2.970% due 06/13/14 §	175,915	173,891
(Initial Term Loan)
2.970% due 06/13/14 §	782,560	777,180
LPL Holdings Inc.
Term A
due 03/22/17 ¥	125,000	122,500
Tranche B (Initial Term Loan)
4.000% due 03/29/19 §	300,000	300,188
Nuveen Investments Inc (1st Lien)
(Extended)
5.754% due 05/13/17 §	808,260	808,513
(Additional Extended)
5.755% due 05/13/17 §	691,740	693,037

		3,833,952

Health Care - 14.0%

Alere Inc Term B
4.500% due 07/08/18 §	796,000	792,767
Alliance Imaging Inc (Initial Term Loan)
7.250% due 06/01/16 §	463,346	428,595
Aptalis Pharma Inc
5.500% due 02/10/17 §	493,750	494,161
Aveta Inc
(MMM Facility)
due 03/31/17 ¥	100,000	97,000
(MMM Term Loan)
8.500% due 04/14/15 §	148,003	148,250
(NAMM Facility)
due 03/31/17 ¥	100,000	97,000
(NAMM Term Loan)
8.500% due 04/14/15 §	148,003	148,250
Bausch & Lomb Inc
(Delayed Draw Term Loan)
3.491% due 04/24/15 §	96,585	96,561
(Parent Term Loan)
3.670% due 04/24/15 §	395,287	395,188
Biomet Inc (Dollar Term Loan)
3.376% due 03/25/15 §	982,005	972,634
Capsugel (Intial Term Loan)
5.250% due 07/30/18 §	123,696	124,894
CHS/Community Health Systems Inc
(Extended Term Loan)
3.956% due 01/25/17 §	310,085	306,137
(Non-Extended Funded Term Loan)
2.751% due 07/25/14 §	514,658	508,769
DJO Finance LLC
Tranche B-2
5.241% due 11/01/16 §	272,244	270,542
Tranche B-3
6.250% due 09/15/17 §	175,000	174,745
Emergency Medical Services Corp (Initial Term Loan)
5.250% due 05/25/18 §	992,481	994,714

See Notes to Financial Statements	B-2	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Grifols Inc Tranche B
4.500% due 06/01/17 §	$769,129	$769,369
HCA Inc Tranche B-3
3.491% due 05/01/18 §	1,581,925	1,553,010
Health Management Associates Inc Term B
4.500% due 11/16/18 §	1,172,063	1,164,620
IMS Health Inc Tranche B
4.500% due 08/26/17 §	490,008	492,151
InVentiv Health Inc (Consolidated)
6.500% due 08/04/16 §	491,294	466,729
Kindred Healthcare Inc
5.250% due 06/01/18 §	173,688	167,174
Kinetic Concepts Inc Term B-1
7.000% due 05/04/18 §	523,688	534,857
MultiPlan Inc Term B
4.750% due 08/26/17 §	638,492	633,304
Pharmaceutical Product Development Inc Term B
6.250% due 11/23/18 §	997,500	1,010,696
Quintiles Transnational Corp Term B
5.000% due 06/08/18 §	421,813	423,394
RPI Finance Trust
4.000% due 05/09/18 §	421,813	422,867
Select Medical Corp Tranche B
5.500% due 06/01/18 §	522,060	510,314
The TriZetto Group Inc
due 05/02/18 ¥	500,000	500,000
Warner Chilcott Co LLC
Term B-1
4.250% due 03/15/18 §	452,571	452,770
Term B-2
4.250% due 03/15/18 §	226,286	226,385
WC Luxco SARL
Term B-3
4.250% due 03/15/18 §	311,143	311,279

		15,689,126

Industrials - 8.7%

Acco Brands Corp Term B
due 02/18/19 ¥	50,000	50,094
Bombardier Recreational Products Inc. Term B-2
4.500% due 06/28/16 §	497,803	497,648
Colfax Corp Term B (Facility)
4.500% due 01/11/19 §	648,375	649,999
Delos Aircraft Inc Term 2
7.000% due 03/17/16 §	1,000,000	1,006,185
Flying Fortress Inc. Term B
5.000% due 06/30/17 §	425,000	428,719
Goodman Global Inc (1st Lien Initial Term Loan)
5.750% due 10/28/16 §	139,625	140,647
Husky Injection Molding Systems Ltd (Initial Term Loan)
6.500% due 06/29/18 §	497,494	501,745
John Maneely Co
4.750% due 04/01/17 §	997,485	999,979
KAR Auction Services Inc
5.000% due 05/19/17 §	322,562	323,671
Metaldyne LLC Term B
5.250% due 05/18/17 §	471,742	473,119
Monitronics International Inc
5.500% due 03/23/18 §	125,000	125,260
Rexnord LLC
(Initial Term Loan)
due 04/01/18 ¥	600,000	600,880
Term B
5.000% due 04/01/18 §	425,000	425,623
Schaeffler AG Term C2 (Facility)
6.000% due 01/27/17 §	150,000	150,881

	Principal Amount	Value
Sensata Technologies Finance Co LLC
4.000% due 05/12/18 §	$347,375	$347,556
Swift Transportation Co LLC
Tranche B-1
3.993% due 12/21/16 §	500,000	501,557
Tranche B-2
5.000% due 12/15/17 §	275,000	277,149
TASC Inc
4.500% due 12/18/15 §	148,611	146,939
Tomkins LLC Term B-1
4.250% due 09/29/16 §	515,621	516,373
Transdigm Inc
Term B
4.000% due 02/15/17 §	246,875	247,369
Tranche B-2
4.000% due 02/14/17 §	99,750	99,958
U.S. Security Associates Holdings Inc
Term B
6.000% due 07/28/17 §	498,747	500,826
VWR Funding Inc (Dollar Term Loan)
2.741% due 06/30/14 §	720,207	716,306

		9,728,483

Information Technology - 8.7%

Aeroflex Inc. Term B
due 05/09/18 ¥	500,000	490,084
Dealer Computer Services Inc Tranche B
3.750% due 04/21/18 §	205,893	205,507
DG Fastchannel Inc (Initial Term Loan)
5.750% due 07/26/18 §	473,105	473,697
Eagle Parent Inc
(Initial Term Loan)
due 05/16/18 ¥	200,000	198,719
Term B
5.000% due 05/16/18 §	272,938	271,189
Freescale Semiconductor Inc Tranche B-1
4.494% due 12/01/16 §	983,911	959,928
Infor Enterprise Solutions Holdings Ltd (First Lien)
(Extended Initial Term Loan)
5.970% due 07/28/15 §	642,924	639,977
(Extended Delayed)
5.970% due 07/28/15 §	341,451	339,744
Kronos Inc Tranche B-1 (Second Lien)
10.470% due 04/12/12 §	500,000	512,500
Lawson Software Tranche B
due 03/30/18 ¥	700,000	693,000
Microsemi Corp Term B
4.000% due 02/02/18 §	972,156	973,979
Novell Inc (1st Lien)
6.500% due 04/27/17 §	493,671	492,591
NXP B.V.
Term B (Incremental)
5.250% due 03/19/19 §	175,000	173,688
Tranche A-2
5.500% due 03/03/17 §	74,625	74,501
Rocket Software Inc Term B
7.000% due 02/19/18 §	498,750	500,309
Rovi Solutions Corporation Tranche B-2
due 03/29/19 ¥	100,000	100,000
Sophia LP (Initial Term Loan)
6.250% due 07/19/18 §	150,000	152,550
Spansion LLC
4.750% due 02/09/15 §	734,392	734,545
SSI Investments II Ltd
6.500% due 05/26/17 §	489,194	491,640

See Notes to Financial Statements	B-3	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
SunGard Data Systems Inc
Tranche B
3.975% due 02/28/16 §	$512,043	$513,498
Tranche C
3.994% due 02/28/17 §	174,571	175,313
Vantiv Inc Tranche B
2.750% due 02/24/19 §	50,000	50,109
Web.com Group Inc (1st Lien)
7.000% due 10/27/17 §	490,417	487,147

		9,704,215

Materials - 6.4%

Arizona Chemicals
7.250% due 12/22/17 §	137,727	139,564
BWAY Holding Co (Replacement)
Term B
4.500% due 02/23/18 §	457,799	459,043
Term C
4.500% due 02/23/18 §	42,201	42,316
Fairmount Minerals Ltd Tranche B
5.250% due 03/15/17 §	979,000	982,059
Hexion Specialty Chemicals Inc
Tranche C-1B
4.000% due 05/05/15 §	685,986	682,556
Tranche C-2B
4.250% due 05/05/15 §	291,500	290,042
Huntsman International LLC (Extended Term B)
Series 2
3.359% due 04/19/17 §	268,345	265,494
Term B
2.850% due 04/19/17 §	731,655	722,509
Ineos US Finance LLC Term C-2
8.000% due 12/16/14 §	65,437	67,993
Momentive Performance Materials Term B-3
due 05/05/15 ¥	50,000	48,063
Noranda Aluminum Term B
5.750% due 02/28/19 §	125,000	126,094
Novelis Inc (Canada)
4.000% due 03/10/17 §	987,500	986,579
Trinseo Materials Operating S.C.A. Term B
6.000% due 08/02/17 §	493,750	452,398
Tronox Pigments BV (Netherlands) (Delayed Draw Term Loan)
due 02/08/18 ¥	21,429	21,442
Term B
4.250% due 01/27/19 §	78,571	78,719
Univar Inc Term B
5.000% due 06/30/17 §	839,375	842,261
Walter Energy Inc Term B
4.000% due 04/02/18 §	964,258	961,506

		7,168,638

Telecommunication Services - 5.4%

Crown Castle Operating Co
Term B
due 01/31/19 ¥	500,000	498,056
Tranche B
4.000% due 01/31/19 §	224,438	223,565
Digicel International Finance Ltd Tranche A - T&T
3.125% due 09/30/12 §	100,048	99,798
Greeneden U.S. Holdings II LLC
6.750% due 01/31/19 §	50,000	50,481
Intelsat Jackson Holdings SA Tranche B
5.250% due 04/02/18 §	1,935,375	1,947,818
MetroPCS Wireless Inc Tranche B-3
4.043% due 03/17/18 §	619,874	616,465

	Principal Amount	Value
SBA Communications Corp
3.750% due 06/30/18 §	$74,438	$74,438
Syniverse Holdings Inc Term B
5.250% due 12/22/17 §	988,737	994,101
Telesat Canada Term B
due 03/23/19 ¥	525,000	525,459
UPC Financing Partnership (Facility X)
3.744% due 12/31/17 §	1,000,000	995,625

		6,025,806

Utilities - 2.4%

Calpine Corp
4.500% due 04/01/18 §	1,138,750	1,135,558
Dynergy Power LLC (CoalCo Term Loan)
due 08/04/16 ¥	500,000	513,125
NRG Energy Inc Term B
4.000% due 07/01/18 §	521,063	520,918
Texas Competitive Electric Holding Co LLC (Extended)
4.743% due 10/10/17 §	500,000	279,219
The AES Corp (Initial Term Loan)
4.250% due 06/01/18 §	297,000	297,707

		2,746,527

Total Senior Loan Notes
(Cost $107,191,961)		108,032,043

	Shares
SHORT-TERM INVESTMENT - 7.9%

Money Market Fund - 7.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	8,882,936	8,882,936

Total Short-Term Investment
(Cost $8,882,936)		8,882,936

TOTAL INVESTMENTS - 104.9%
(Cost $116,746,548)		117,620,933

OTHER ASSETS & LIABILITIES, NET - (4.9%)		(5,532,897)

NET ASSETS - 100.0%		$112,088,036

See Notes to Financial Statements	B-4	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2012

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	34.8%
Health Care	14.0%
Consumer Staples	9.6%
Industrials	8.7%
Information Technology	8.7%
Short-Term Investment	7.9%
Materials	6.4%
Telecommunication Services	5.4%
Energy	3.6%
Financials	3.4%
Utilities	2.4%

104.9%
Other Assets & Liabilities, Net	(4.9%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	5.0%
BB	52.5%
B	39.8%
CCC	1.5%
Not Rated	1.2%

100.0%

(c)	Restricted securities as of March 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Metro-Goldwyn-Mayer
Studios Inc ‘A’ Acq. 12/30/10	$671,651	$705,954	0.6%

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$705,954	$—	$705,954	$—
	Senior Loan Notes	108,032,043	—	108,032,043	—
	Short-Term Investment	8,882,936	8,882,936	—	—

	Total	$117,620,933	$8,882,936	$108,737,997	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-5	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 96.2%

Consumer Discretionary - 19.1%

ARAMARK Holdings Corp
8.625% due 05/01/16 ~	$100,000	$102,750
Cablevision Systems Corp
8.625% due 09/15/17	100,000	109,375
Caesars Operating Escrow LLC
8.500% due 02/15/20 ~	50,000	51,000
CCO Holdings LLC
6.625% due 01/31/22	50,000	52,125
7.250% due 10/30/17	100,000	107,750
Chrysler Group LLC
8.000% due 06/15/19	100,000	101,000
CityCenter Holdings LLC
7.625% due 01/15/16	100,000	106,000
Clear Channel Communications Inc
5.500% due 12/15/16	100,000	58,750
DISH DBS Corp
6.750% due 06/01/21	100,000	108,250
Harrahs’s Operating Co
11.250% due 06/01/17	50,000	54,750
Jo-Ann Stores Inc
8.125% due 03/15/19 ~	108,000	109,080
Limited Brands Inc
5.625% due 02/15/22	50,000	50,688
MGM Resorts International
7.625% due 01/15/17	100,000	103,750
NPC International Inc
10.500% due 01/15/20 ~	50,000	54,750
Standard Pacific Corp
8.375% due 05/15/18	100,000	106,875
The Goodyear Tire & Rubber Co
8.250% due 08/15/20	100,000	106,750
The ServiceMaster Co
8.000% due 02/15/20 ~	50,000	53,500

		1,437,143

Consumer Staples - 5.4%

Del Monte Corp
7.625% due 02/15/19	100,000	100,000
JBS USA LLC
8.250% due 02/01/20 ~	100,000	103,000
Reynolds Group Issuer Inc
9.000% due 04/15/19 ~	100,000	99,000
9.875% due 08/15/19 ~	50,000	51,187
Spectrum Brands Inc
6.750% due 03/15/20 ~	50,000	50,688

		403,875

Energy - 16.6%

Arch Coal Inc
7.250% due 06/15/21 ~	100,000	92,750
Basic Energy Services Inc
7.750% due 02/15/19	100,000	103,000
Chaparral Energy Inc
8.250% due 09/01/21	100,000	107,000
Chesapeake Energy Corp
9.500% due 02/15/15	100,000	115,000
Chesapeake Midstream Partners LP
6.125% due 07/15/22 ~	50,000	50,625
Cimarex Energy Co
5.875% due 05/01/22	50,000	51,125
Crosstex Energy LP
8.875% due 02/15/18	100,000	106,750
EV Energy Partners LP
8.000% due 04/15/19	50,000	51,500

	Principal Amount	Value
Holly Energy Partners LP
6.500% due 03/01/20 ~	$50,000	$50,875
Key Energy Services Inc
6.750% due 03/01/21 ~	50,000	51,375
Linn Energy LLC
7.750% due 02/01/21	100,000	104,250
Sabine Pass LNG LP
7.500% due 11/30/16	100,000	107,750
Samson Investment Co
9.750% due 02/15/20 ~	50,000	50,687
SandRidge Energy Inc
8.000% due 06/01/18 ~	100,000	102,500
SESI LLC
6.375% due 05/01/19	100,000	106,500

		1,251,687

Financials - 9.0%

Ally Financial Inc
5.500% due 02/15/17	100,000	100,203
American International Group Inc
8.175% due 05/15/68 §	100,000	106,350
CIT Group Inc
5.250% due 03/15/18	50,000	51,062
First Data Corp
12.625% due 01/15/21	100,000	100,750
Ford Motor Credit Co LLC
5.875% due 08/02/21	100,000	108,015
Neuberger Berman Group LLC
5.875% due 03/15/22 ~	50,000	50,750
Nuveen Investments Inc
10.500% due 11/15/15	100,000	104,125
Realogy Corp
7.625% due 01/15/20 ~	50,000	52,500

		673,755

Health Care - 8.2%

Apria Healthcare Group Inc
11.250% due 11/01/14	100,000	105,125
CHS/Community Health Systems Inc
8.000% due 11/15/19 ~	100,000	103,500
DJO Finance LLC
7.750% due 04/15/18	50,000	41,250
Fresenius Medical Care US Finance II Inc
5.875% due 01/31/22 ~	50,000	51,500
HCA Inc
5.875% due 03/15/22	100,000	100,375
LVB Acquisition Inc
10.375% due 10/15/17	100,000	108,250
Tenet Healthcare Corp
8.000% due 08/01/20	100,000	103,500

		613,500

Industrials - 8.8%

Air Lease Corp
5.625% due 04/01/17 ~	50,000	50,062
Aircastle Ltd (Bermuda)
7.625% due 04/15/20 ~	50,000	50,000
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	100,000	97,750
International Lease Finance Corp
6.250% due 05/15/19	100,000	98,705
JMC Steel Group
8.250% due 03/15/18 ~	50,000	52,250
Monitronics International Inc
9.125% due 04/01/20 ~	50,000	50,875
U.S. Airways 2011-1 Pass-Through Trust ‘A’
7.125% due 04/22/25	100,000	105,000

See Notes to Financial Statements	B-6	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
United Rentals North America Inc
8.375% due 09/15/20	$100,000	$104,000
UR Financing Escrow Corp
7.375% due 05/15/20 ~	50,000	51,250

		659,892

Information Technology - 2.0%

CDW LLC
8.500% due 04/01/19	50,000	53,375
Freescale Semiconductor Inc
8.050% due 02/01/20	100,000	101,000

		154,375

Materials - 11.1%

AK Steel Corp
8.375% due 04/01/22	50,000	48,750
ArcelorMittal (Luxembourg)
6.250% due 02/25/22	50,000	50,629
Ardagh Packaging Finance PLC (Ireland)
9.125% due 10/15/20 ~	100,000	105,250
Berry Plastics Corp
9.500% due 05/15/18	100,000	106,500
Boise Paper Holdings LLC
9.000% due 11/01/17	100,000	110,750
FMG Resources August 2006 Property Ltd (Australia)
6.875% due 02/01/18 ~	100,000	100,500
Hexion U.S. Finance Corp
9.000% due 11/15/20	100,000	93,500
Novelis Inc (Canada)
8.375% due 12/15/17	100,000	109,000
Sealed Air Corp
8.375% due 09/15/21 ~	100,000	112,875

		837,754

Telecommunication Services - 11.8%

Avaya Inc
7.000% due 04/01/19 ~	50,000	50,375
Clearwire Communications LLC
12.000% due 12/01/15 ~	50,000	49,500
Cricket Communications Inc
7.750% due 10/15/20	50,000	49,313
Digicel Ltd (Bermuda)
8.250% due 09/01/17 ~	75,000	80,063
Frontier Communications Corp
8.250% due 04/15/17	50,000	54,000
Hughes Satellite Systems Corp
7.625% due 06/15/21	100,000	107,750
Intelsat Luxembourg SA (Luxembourg)
11.500% due 02/04/17	175,000	182,438
Level 3 Financing Inc
8.625% due 07/15/20 ~	100,000	105,250
Sprint Nextel Corp
9.000% due 11/15/18 ~	100,000	110,000
9.125% due 03/01/17 ~	50,000	49,875
UPCB Finance VI Ltd (Cayman)
6.875% due 01/15/22 ~	50,000	51,875

		890,439

Utilities - 4.2%

AmeriGas Finance LLC
7.000% due 05/20/22	50,000	51,125
Calpine Corp
7.250% due 10/15/17 ~	100,000	106,500

	Principal Amount	Value
GenOn Energy Inc
9.875% due 10/15/20	$50,000	$45,750
The AES Corp
7.375% due 07/01/21 ~	100,000	111,000

		314,375

Total Corporate Bonds & Notes
(Cost $6,965,613)		7,236,795

	Shares
SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	172,857	172,857

Total Short-Term Investment
(Cost $172,857)		172,857

TOTAL INVESTMENTS - 98.5%
(Cost $7,138,470)		7,409,652

OTHER ASSETS & LIABILITIES, NET - 1.5%		113,731

NET ASSETS - 100.0%		$7,523,383

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.1%
Energy	16.6%
Telecommunications Services	11.8%
Materials	11.1%
Financials	9.0%
Industrials	8.8%
Health Care	8.2%
Consumer Staples	5.4%
Utilities	4.2%
Short-Term Investment	2.3%
Information Technology	2.0%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	5.0%
BB	32.1%
B	40.7%
CCC	19.0%
Not Rated	3.2%

100.0%

See Notes to Financial Statements	B-7	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL HIGH INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$7,236,795	$—	$7,236,795	$—
	Short-Term Investment	172,857	172,857	—	—

	Total	$7,409,652	$172,857	$7,236,795	$—

See Notes to Financial Statements	B-8	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments

March 31, 2012

	Shares		Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Financials - 0.0%

Wells Fargo & Co 7.500%		100	$111,670

Total Convertible Preferred Stocks
(Cost $100,00)			111,670

	Principal Amount
CORPORATE BONDS & NOTES - 12.2%

Consumer Discretionary - 0.1%

Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13		$300,000	313,500

Energy - 0.8%

EOG Resources Inc
1.287% due 02/03/14 §		1,000,000	1,008,099
Petrobras International Finance Co (Cayman)
3.875% due 01/27/16		1,000,000	1,057,416
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21		100,000	110,750

			2,176,265

Financials - 10.4%

Ally Financial Inc
3.710% due 02/11/14 §		700,000	693,028
American International Group Inc
8.175% due 05/15/68 §		200,000	212,700
Banco Santander (Chile)
1.811% due 04/20/12 § ~		300,000	300,015
Banco Santander Brazil SA (Brazil)
2.574% due 03/18/14 § ~		1,600,000	1,573,376
4.250% due 01/14/16 ~		400,000	401,840
Countrywide Financial Corp
5.800% due 06/07/12		400,000	403,174
Credit Agricole Home Loan SFH (France)
1.311% due 07/21/14 § ~		400,000	392,266
Dexia Credit Local SA NY (France)
0.880% due 03/05/13 § ~		4,400,000	4,217,453
Ford Motor Credit Co LLC
7.500% due 08/01/12		900,000	913,725
FUEL Trust
3.984% due 12/15/22 ~		1,000,000	1,015,331
HSBC Finance Corp
0.817% due 01/15/14 §		4,600,000	4,472,295
ICICI Bank Ltd (India)
2.242% due 02/24/14 § ~		300,000	294,190
ING Bank NV (Netherlands)
1.875% due 06/09/14 § ~		3,000,000	2,970,192
Merrill Lynch & Co Inc
1.558% due 09/27/12 §	EUR	1,000,000	1,324,551
1.645% due 07/22/14 §		300,000	380,158
Morgan Stanley
3.006% due 05/14/13 §		$1,000,000	1,007,882
Nordea Eiendomskreditt AS (Norway)
1.003% due 04/07/15 § ~		2,200,000	2,138,935
SLM Corp
3.125% due 09/17/12	EUR	300,000	400,569
The Goldman Sachs Group Inc
1.408% due 02/04/13 §		1,500,000	1,989,919
5.375% due 02/15/13		500,000	686,694

	Principal Amount		Value
The Royal Bank of Scotland Group PLC (United Kingdom)
2.913% due 08/23/13 §		$700,000	$700,155
Volkswagen International Finance NV (Netherlands)
1.031% due 10/01/12 § ~		1,900,000	1,902,081
Wachovia Corp
4.660% due 05/25/12 §	AUD	1,400,000	1,448,920

			29,839,449

Health Care - 0.2%

HCA Inc
7.250% due 09/15/20		$600,000	656,250

Industrials - 0.1%

International Lease Finance Corp
6.500% due 09/01/14 ~		100,000	106,125
6.750% due 09/01/16 ~		100,000	107,625
7.125% due 09/01/18 ~		200,000	219,000

			432,750

Telecommunication Services - 0.6%

TDC A/S (Denmark)
3.500% due 02/23/15 ~	EUR	1,200,000	1,679,193

Total Corporate Bonds & Notes
(Cost $35,395,075)			35,097,407

MORTGAGE-BACKED SECURITIES - 6.9%

Collateralized Mortgage Obligations - Commercial - 1.4%
Banc of America Large Loan Inc
1.992% due 11/15/15 “ § ~		$945,509	884,752
DBUBS Mortgage Trust
3.386% due 07/10/44 “ ~		1,900,000	2,012,454
European Loan Conduit (Ireland)
1.207% due 05/15/19 “ § ~	EUR	422,045	492,524

JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 “		$110,000	120,923
Morgan Stanley Capital I
5.882% due 06/11/49 “ §		100,000	113,225
UBS Commercial Mortgage Trust
1.142% due 07/15/24 “ § ~		285,566	274,339
Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/45 “ §		210,000	234,263

			4,132,480

Collateralized Mortgage Obligations - Residential - 5.5%

Arran Residential Mortgages Funding PLC (United Kingdom)
2.241% due 11/19/47 “ § ~	EUR	871,803	1,163,841
2.491% due 11/19/47 “ § ~		500,000	668,865
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/35 “ §		$26,595	25,806
2.250% due 08/25/35 “ §		46,836	43,302
2.570% due 03/25/35 “ §		91,728	89,246
2.917% due 01/25/35 “ §		2,889,061	2,740,519
3.078% due 03/25/35 “ §		27,343	27,063
Citigroup Mortgage Loan Trust Inc
2.230% due 09/25/35 “ §		43,516	41,113
2.450% due 09/25/35 “ §		36,554	32,200

See Notes to Financial Statements	B-9	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
Countrywide Home Loan Mortgage Pass-Through Trust
0.582% due 06/25/35 “ § ~		$29,832	$25,520
4.326% due 01/19/34 “ §		118,000	114,162
Fannie Mae
0.592% due 07/25/37 “ §		637,460	636,737
0.622% due 07/25/37 “ §		537,272	537,216
0.682% due 05/25/36 “ §		455,398	455,979
0.687% due 02/25/37 “ §		134,410	134,466
0.922% due 02/25/41 “ §		731,196	731,853
Freddie Mac
0.842% due 12/15/37 “ §		2,162,401	2,171,689
GSR Mortgage Loan Trust
2.659% due 09/25/35 “ §		72,120	70,318
Holmes Master Issuer (United Kingdom)
2.581% due 10/15/54 “ § ~	EUR	1,200,000	1,606,212
JP Morgan Mortgage Trust
5.136% due 06/25/35 “ §		$301,703	304,155
MLCC Mortgage Investors Inc
2.235% due 12/25/34 “ §		204,391	205,238
New York Mortgage Trust Inc
2.906% due 05/25/36 “ §		667,121	543,815
Permanent Master Issuer PLC (United Kingdom)
2.531% due 07/15/42 “ § ~	EUR	500,000	668,204
RBSSP Resecuritization Trust
2.566% due 07/26/45 “ § ~		$961,176	943,599
Residential Accredit Loans Inc
0.422% due 06/25/46 “ §		152,160	61,205
Structured Asset Mortgage Investments Inc
0.452% due 05/25/46 “ §		141,293	69,445
Wells Fargo Mortgage Backed Securities Trust
2.717% due 10/25/35 “ §		488,086	463,102
2.720% due 10/25/35 “ §		1,400,000	1,260,656

			15,835,526

Total Mortgage-Backed Securities
(Cost $19,662,623)			19,968,006

ASSET-BACKED SECURITIES - 3.0%
Aames Mortgage Investment Trust
0.822% due 10/25/35 “ §		17,894	17,859
AMMC CLO (Cayman)
0.709% due 08/08/17 “ § ~		193,592	187,766
ARES Ltd CLO (Cayman)
0.701% due 03/12/18 “ § ~		409,590	398,391
Asset Backed Funding Certificates
0.722% due 06/25/35 “ §		532,945	526,241
Freddie Mac Structured Pass-Through Securities
0.522% due 09/25/31 “ §		2,431	2,240
Harvest SA CLO (Luxembourg)
1.587% due 03/29/17 “ § ~	EUR	147,439	189,066
Hillmark Funding CDO (Cayman)
0.743% due 05/21/21 “ § ~		$1,100,000	1,039,637
Katonah Ltd CLO (Cayman)
0.794% due 09/20/16 “ § ~		430,239	425,644
MAGI Funding I PLC CLO
2.015% due 04/11/21 “ § ~	EUR	464,742	584,815
Pacifica Ltd CLO (Cayman)
0.853% due 02/15/17 “ § ~		$381,820	378,049
Park Place Securities Inc
0.922% due 12/25/34 “ §		280,059	272,611
Plymouth Rock Ltd Inc CLO
1.998% due 02/16/19 “ § ~		624,688	623,239
Race Point CLO (Cayman)
1.053% due 05/15/15 “ § ~		123,662	123,562
SLM Student Loan Trust
1.136% due 12/15/23 “ §	EUR	1,927,656	2,407,494
1.146% due 09/15/21 “ § ~		908,933	1,184,785

	Principal Amount		Value
Structured Asset Securities Corp
0.332% due 02/25/37 “ §		$27,042	$26,937
Wood Street BV CLO (Netherlands)
1.347% due 03/29/21 “ § ~	EUR	188,869	238,850

Total Asset-Backed Securities
(Cost $8,856,329)			8,627,186

U.S. TREASURY OBLIGATIONS - 87.4%

U.S. Treasury Inflation Protected Securities - 87.4%

0.125% due 04/15/16 ^		$4,004,286	4,232,967
0.125% due 01/15/22 ^		15,958,194	16,304,584
0.500% due 04/15/15 ^		4,078,542	4,327,716
0.625% due 04/15/13 ^		2,037,237	2,091,511
0.625% due 07/15/21 ^ ‡		19,112,920	20,672,991
0.750% due 02/15/42 ^		601,788	573,156
1.125% due 01/15/21 ^		9,427,782	10,613,618
1.250% due 04/15/14 ^		2,034,672	2,159,296
1.250% due 07/15/20 ^		12,158,523	13,887,319
1.375% due 01/15/20 ^		7,860,225	9,028,820
1.625% due 01/15/15 ^		6,765,330	7,375,265
1.625% due 01/15/18 ^		1,622,700	1,866,358
1.750% due 01/15/28 ^		6,382,620	7,621,250
1.875% due 07/15/19 ^		5,943,952	7,065,409
2.000% due 01/15/14 ^ ‡		16,499,519	17,639,118
2.000% due 01/15/26 ^		5,366,742	6,580,130
2.125% due 01/15/19 ^		4,222,320	5,054,248
2.125% due 02/15/40 ^		3,565,070	4,684,727
2.125% due 02/15/41 ^		4,553,560	6,002,516
2.375% due 01/15/25 ^		8,271,962	10,525,426
2.375% due 01/15/27 ^ ‡		17,538,166	22,408,258
2.500% due 01/15/29 ^		7,072,386	9,339,970
2.625% due 07/15/17 ^		8,310,524	9,996,006
3.000% due 07/15/12 ^		23,395,162	23,868,887
3.375% due 04/15/32 ^		191,522	291,636
3.625% due 04/15/28 ^		4,021,501	5,936,428
3.875% due 04/15/29 ^		13,992,790	21,568,570

			251,716,180

Total U.S. Treasury Obligations
(Cost $243,354,347)			251,716,180

FOREIGN GOVERNMENT BONDS & NOTES - 4.7%
Australian Government Index-Linked Bond (Australia)
2.500% due 09/20/30 ^	AUD	200,000	251,524
3.000% due 09/20/25 ^		900,000	1,204,488
4.000% due 08/20/20 ^		1,600,000	3,072,256
Canada Housing Trust No. 1 (Canada)
2.450% due 12/15/15 ~	CAD	1,200,000	1,235,948
Canadian Government Bond (Canada)
2.750% due 09/01/16		700,000	737,981
Canadian Government Index-Linked Bond (Canada)
3.000% due 12/01/36 ^		351,534	565,602
4.250% due 12/01/21 ^		1,307,403	1,853,538
Instituto de Credito Oficial (Spain)
2.567% due 03/25/14 § ~	EUR	1,600,000	2,095,934

See Notes to Financial Statements	B-10	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
New South Wales Treasury Index-Linked Corp (Australia)
2.750% due 11/20/25 ^	AUD	1,000,000	$1,245,181
United Kingdom Treasury Gilt Inflation-Linked (United Kingdom)
1.875% due 11/22/22 ^	GBP	578,740	1,179,604

Total Foreign Government Bonds & Notes
(Cost $12,837,113)			13,442,056

MUNICIPAL BONDS - 0.0%

Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47		$95,000	70,023
Tobacco Settlement Financing Corp of RI ‘A’
6.000% due 06/01/23		55,000	55,156

Total Municipal Bonds
(Cost $139,749)			125,179

SHORT-TERM INVESTMENTS - 1.8%

Repurchase Agreement - 1.3%

Citigroup Inc

0.150% due 04/02/12 (Dated 03/30/12,repurchase price of $3,700,046,collateralized by Federal Home Loan Bank: 0.200% due 04/30/13 and value $3,777,728)		3,700,000	3,700,000

	Shares
Money Market Fund - 0.5%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio		1,375,565	1,375,565

Total Short-Term Investments
(Cost $5,075,565)			5,075,565

TOTAL INVESTMENTS - 116.0%
(Cost $325,420,801)			334,163,249

OTHER ASSETS & LIABILITIES, NET - (16.0%)			(46,207,121)

NET ASSETS - 100.0%			$287,956,128

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	87.4%
Corporate Bonds & Notes	12.2%
Mortgage-Backed Securities	6.9%
Foreign Government Bonds & Notes	4.7%
Asset-Backed Securities	3.0%
Short-Term Investments	1.8%

116.0%
Other Assets & Liabilities, Net	(16.0%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.5%
A-1 (Short-term debt only)	1.1%
AA / U.S. Government & Agency Issues	79.7%
A	5.8%
BBB	2.4%
BB	0.6%
B	0.4%
CC	0.4%
Not Rated	6.1%

100.0%

(c)    Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)    As of March 31, 2012, less than 0.1% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(e)    Open futures contracts outstanding as of March 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Eurodollar (12/13)	94	$94,000,000	$128,898
Eurodollar (03/15)	52	52,000,000	16,820
Eurodollar (03/15)	6	6,000,000	(308)
Eurodollar (06/15)	21	21,000,000	3,385

Total Futures Contracts			$148,795

(f)	Forward foreign currency contracts outstanding as of March 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Buy	AUD	591,000	04/12	DUB	$1,182
Buy	AUD	149,000	04/12	DUB	(4,285)
Sell	AUD	9,866,000	04/12	BRC	332,187
Buy	BRL	263,566	04/12	MSC	(8,540)
Sell	BRL	263,566	04/12	JPM	7,327
Sell	BRL	263,566	06/12	MSC	8,472
Buy	CAD	456,000	06/12	JPM	656
Sell	CAD	4,939,000	06/12	BRC	43,343
Buy	CNY	3,199,500	06/12	BRC	7,479
Buy	CNY	2,548,929	06/12	CIT	3,893

See Notes to Financial Statements	B-11	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Sell	CNY	379,140	06/12	BRC	($136)
Sell	CNY	2,584,435	06/12	BRC	78
Sell	CNY	1,761,964	06/12	DUB	(1,468)
Sell	CNY	3,283,800	06/12	HSB	(850)
Buy	CNY	2,318,616	02/13	BRC	(196)
Buy	EUR	940,000	04/12	BRC	18,639
Buy	EUR	2,558,000	04/12	CIT	138,496
Buy	EUR	196,000	04/12	DUB	13,327
Buy	EUR	501,000	04/12	JPM	3,883
Buy	EUR	236,000	04/12	MSC	9,425
Buy	EUR	1,884,000	04/12	RBC	77,096
Buy	EUR	248,000	04/12	UBS	2,941
Sell	EUR	23,951,000	04/12	UBS	(492,152)
Sell	GBP	784,000	06/12	UBS	(17,766)
Sell	IDR	8,540	07/12	UBS	—
Buy	INR	110,944,900	07/12	JPM	(255,241)
Sell	INR	35,376,000	07/12	BRC	20,285
Sell	INR	23,140,400	07/12	BRC	(11,619)
Sell	INR	7,687,298	07/12	DUB	(8,894)
Sell	INR	4,740,450	07/12	GSC	(6,083)
Sell	INR	8,390,660	07/12	HSB	(9,218)
Sell	INR	22,722,000	07/12	JPM	8,133
Sell	INR	8,888,000	07/12	JPM	(10,774)
Sell	JPY	56,435,000	06/12	BRC	4,542
Buy	KRW	189,000	07/12	UBS	(2)
Buy	MXN	149,407	06/12	HSB	(38)
Buy	MYR	283,084	04/12	CIT	780
Buy	MYR	2,057,395	04/12	JPM	(7,918)
Sell	MYR	755,606	04/12	BRC	(10,041)
Sell	MYR	838,128	04/12	DUB	(11,111)
Sell	MYR	265,683	04/12	HSB	(3,575)
Sell	MYR	481,050	04/12	JPM	(6,754)
Buy	PHP	35,610	06/12	CIT	(1)
Buy	SGD	209	05/12	UBS	1

Total Forward Foreign Currency Contracts					($164,497)

(g)	Transactions in written options for the year ended March 31, 2012 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, March 31, 2011	87	34,800,000	$351,070
Call Options Written	27	32,100,000	217,553
Put Options Written	48	86,000,000	581,550
Call Options Closed	(60)	(2,800,000)	(33,561)
Put Options Closed	—	(74,900,000)	(419,696)
Call Options Expired	(30)	(16,500,000)	(141,684)
Put Options Expired	(72)	(13,300,000)	(135,404)

Outstanding, March 31, 2012	—	45,400,000	$419,828

(h)	Premiums received and value of written options outstanding as of March 31, 2012 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/12/20	CIT	$1,200,000	$10,320	($1,884)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	2,000,000	17,720	(3,311)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(536)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	700,000	6,860	(1,989)

						$38,770	($7,720)

See Notes to Financial Statements	B-12	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.500%	09/24/12	DUB	$4,400,000	$37,795	($43,263)
Call - OTC 1-Year Interest Rate Swap	Receive	0.795%	10/11/12	JPM	1,200,000	—	(3,405)
Call - OTC 2-Year Interest Rate Swap	Receive	1.056%	10/11/12	MSC	2,600,000	—	(19,925)
Call - OTC 2-Year Interest Rate Swap	Receive	0.915%	11/14/12	MSC	2,900,000	—	(14,655)
Call - OTC 5-Year Interest Rate Swap	Receive	1.700%	03/18/13	CIT	2,200,000	25,960	(29,837)
Call - OTC 5-Year Interest Rate Swap	Receive	1.700%	03/18/13	DUB	6,500,000	76,925	(88,156)

						140,680	(199,241)

Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	200,000	1,320	—
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	500,000	3,400	—
Put - OTC 5-Year Interest Rate Swap	Pay	1.500%	09/24/12	DUB	4,400,000	59,400	(43,549)
Put - OTC 1-Year Interest Rate Swap	Pay	0.795%	10/11/12	JPM	1,200,000	—	(631)
Put - OTC 2-Year Interest Rate Swap	Pay	1.056%	10/11/12	MSC	2,600,000	—	(2,630)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	MSC	2,900,000	—	(5,153)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	03/18/13	CIT	2,200,000	41,360	(34,300)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	03/18/13	DUB	6,500,000	126,500	(101,342)
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	03/18/13	DUB	900,000	8,398	(9,461)

						240,378	(197,066)

						$381,058	($396,307)

Total Written Options						$419,828	($404,027)

(i)	Swap agreements outstanding as of March 31, 2012 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Starwood Hotels & Resorts Worldwide Inc
6.750% due 05/15/18	1.000%	03/20/13	DUB	0.363%	$300,000	($1,971)	$5,065	($7,036)
Societe Generale SA
5.250% due 03/28/13 Δ	1.000%	06/20/14	BRC	2.214%	1,200,000	30,949	46,690	(15,741)

						$28,978	$51,755	($22,777)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Petrobras International Finance Co
8.375% due 12/10/18	1.000%	09/20/12	DUB	0.549%	$100,000	$250	($1,241)	$1,491
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/15	BRC	0.876%	800,000	3,408	(6,842)	10,250
United Kingdom Index-Linked Treasury Gilt
4.250% due 06/07/32 Δ	1.000%	06/20/15	GSC	0.288%	1,600,000	37,085	17,606	19,479
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/15	HSB	0.876%	700,000	2,981	(7,024)	10,005
Japanese Government Bond
2.000% due 03/21/22 Δ	1.000%	12/20/15	GSC	0.737%	1,000,000	9,963	22,098	(12,135)
Japanese Government Bond
2.000% due 03/21/22 Δ	1.000%	06/20/16	HSB	0.819%	1,300,000	10,131	(635)	10,766

						$63,818	$23,962	$39,856

See Notes to Financial Statements	B-13	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	CIT	$1,400,000	$142,807	$178,585	($35,778)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	DUB	200,000	20,401	30,200	(9,799)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	MSC	500,000	51,003	70,500	(19,497)
Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	UBS	300,000	30,601	42,300	(11,699)
Dow Jones CDX NA EM15 5Y	5.000%	06/20/16	BRC	100,000	11,052	13,500	(2,448)

					$255,864	$335,085	($79,221)

Total Credit Default Swaps					$348,660	$410,802	($62,142)

(1)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement had been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC BRL - CDI Compounded Δ	GSC	Pay	9.980%	01/02/14	BRL	4,300,000	$14,978	$6,469	$8,509
OTC BRL - CDI Compounded Δ	HSB	Pay	10.180%	01/02/14		6,500,000	34,847	(3,121)	37,968
OTC BRL - CDI Compounded Δ	MSC	Pay	10.220%	01/02/14		1,900,000	11,301	9,458	1,843
OTC BRL - CDI Compounded Δ	UBS	Pay	10.380%	01/02/14		5,900,000	39,302	22,510	16,792
OTC BRL - CDI Compounded	MSC	Pay	10.580%	01/02/14		7,500,000	57,780	30,958	26,822
OTC France CPI Excluding Tobacco	BRC	Pay	1.850%	10/15/16	EUR	500,000	(10,259)	(5,316)	(4,943)
OTC France CPI Excluding Tobacco	UBS	Pay	1.850%	10/15/16		1,000,000	(20,517)	(665)	(19,852)
CME 3-Month USD -LIBOR	CME	Receive	2.250%	06/20/22		$2,600,000	27,999	4,966	23,033

Total Interest Rate Swaps							$155,431	$65,259	$90,172

Total Swap Agreements							$504,091	$476,061	$28,030

(j)	As of March 31, 2012, investments with total aggregate values of $243,808, and $456,213 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and swaps, respectively. Additionally, $4,000 in cash was segregated as collateral for open swap contracts.

See Notes to Financial Statements	B-14	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2012

(k)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$111,670	$111,670	$—	$—
	Corporate Bonds & Notes	35,097,407	—	35,097,407	—
	Mortgage-Backed Securities	19,968,006	—	19,968,006	—
	Asset-Backed Securities	8,627,186	—	8,627,186	—
	U.S. Treasury Obligations	251,716,180	—	251,716,180	—
	Foreign Government Bonds & Notes	13,442,056	—	13,442,056	—
	Municipal Bonds	125,179	—	125,179	—
	Short-Term Investments	5,075,565	1,375,565	3,700,000	—
	Derivatives:
	Credit Contracts
	Swaps	350,631	—	350,631	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	702,165	—	702,165	—
	Interest Rate Contracts
	Futures	149,103	149,103	—	—
	Swaps	186,207	—	186,207	—

	Total Interest Rate Contracts	335,310	149,103	186,207	—

	Total Assets - Derivatives	1,388,106	149,103	1,239,003	—

	Total Assets	335,551,355	1,636,338	333,915,017	—

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(1,971)	—	(1,971)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(866,662)	—	(866,662)	—
	Interest Rate Contracts
	Futures	(308)	(308)	—	—
	Written Options	(404,027)	—	(396,307)	(7,720)
	Swaps	(30,776)	—	(30,776)	—

	Total Interest Rate Contracts	(435,111)	(308)	(427,083)	(7,720)

	Total Liabilities - Derivatives	(1,303,744)	(308)	(1,295,716)	(7,720)

	Total Liabilities	(1,303,744)	(308)	(1,295,716)	(7,720)

	Total	$334,247,611	$1,636,030	$332,619,301	($7,720)

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

				Liabilities Derivatives
				Interest Rate Contracts
	Corporate Bonds & Notes	Asset-Backed Securities	Foreign Government Bonds & Notes	Written Options	Total
Value, Beginning of Year	$4,597,626	$4,420,360	$2,261,770	($132,634)	$11,147,122
Purchases	—	—	—	—	—
Sales (includes paydowns)	(2,084,838)	(1,035,350)	—	—	(3,120,188)
Accrued Discounts (Premiums)	—	—	—	—	—
Net Realized Gains (Losses)	(15,162)	34,589	—	66,479	85,906
Change in Net Unrealized Appreciation (Depreciation)	(64,501)	(430,104)	(165,836)	58,435	(602,006)
Transfer In	—	—	—	—	—
Transfer Out	(2,433,125)	(2,989,495)	(2,095,934)	—	(7,518,554)

Value, End of Year	$—	$—	$—	($7,720)	($7,720)

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—	$—	$—	$17,742	$17,742

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-15	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments

March 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.7%

Financials - 0.7%

Lehman Brothers Holdings Inc. 8.75% Ω	1,500	$—
Wells Fargo & Co 7.500%	3,000	3,350,100

		3,350,100

Total Convertible Preferred Stocks
(Cost $2,112,213)		3,350,100

PREFERRED STOCKS - 0.0%

Financials - 0.0%

Fannie Mae	8,000	10,560

Total Preferred Stocks
(Cost $200,000)		10,560

	Principal Amount
CORPORATE BONDS & NOTES - 25.7%

Consumer Staples - 0.6%

Anheuser-Busch InBev Worldwide Inc
1.107% due 01/27/14 §	$1,300,000	1,307,331
Kraft Foods Inc
6.125% due 02/01/18	700,000	840,848
6.875% due 02/01/38	100,000	125,669
Reynolds American Inc
7.625% due 06/01/16	100,000	120,108
Wal-Mart Stores Inc
5.800% due 02/15/18	200,000	243,555

		2,637,511

Energy - 0.9%

Colorado Interstate Gas Co LLC
6.800% due 11/15/15	200,000	230,862
Gaz Capital SA (Luxembourg)
8.146% due 04/11/18 ~	300,000	353,199
NGPL PipeCo LLC
7.119% due 12/15/17 ~	500,000	456,023
Novatek Finance Ltd (Ireland)
5.326% due 02/03/16 ~	200,000	211,290
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman)
6.350% due 06/30/21 ~	98,000	104,860
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	900,000	973,223
5.875% due 03/01/18	400,000	450,550
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	600,000	664,500

Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar)
4.500% due 09/30/12 ~ Δ	400,000	405,800
TNK-BP Finance SA (Luxembourg)
7.250% due 02/02/20 ~	200,000	232,500
Transneft (Ireland)
8.700% due 08/07/18 ~	100,000	123,375

		4,206,182

Financials - 19.5%

Ally Financial Inc
3.874% due 06/20/14 §	4,600,000	4,508,736
4.500% due 02/11/14	500,000	501,875
7.500% due 09/15/20	200,000	216,750
8.300% due 02/12/15	600,000	654,750

	Principal Amount		Value
American Express Bank FSB
5.500% due 04/16/13		$600,000	$628,258
American Express Centurion Bank
6.000% due 09/13/17		1,200,000	1,405,630
American Express Co
4.875% due 07/15/13		200,000	209,474
American International Group Inc
5.450% due 05/18/17		100,000	107,721
5.850% due 01/16/18		800,000	871,937
6.250% due 03/15/87		200,000	181,000
ANZ National International Ltd (New Zealand)
6.200% due 07/19/13 ~		300,000	315,308
Banco Santander Brasil SA (Brazil)
2.574% due 03/18/14 § ~		600,000	590,016
4.250% due 01/14/16 ~		300,000	301,380
Banco Santander Chile (Chile)
1.811% due 04/20/12 § ~		400,000	400,020
2.162% due 01/19/16 § ~		1,000,000	955,000
Bank of America Corp
1.973% due 01/30/14 §		1,200,000	1,178,798
4.500% due 04/01/15		1,900,000	1,969,325
4.875% due 01/15/13		100,000	102,249
5.650% due 05/01/18		700,000	748,021
Bank of China Ltd (Hong Kong)
5.550% due 02/11/20 ~		100,000	105,155
Bank of Montreal (Canada)
1.300% due 10/31/14 ~ Δ		300,000	302,815
2.850% due 06/09/15 ~		100,000	105,472
Bank of Nova Scotia (Canada)
1.650% due 10/29/15 ~		200,000	203,373
Banque PSA Finance SA (France)
2.481% due 04/04/14 § ~		600,000	579,491
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12		800,000	815,083
6.050% due 12/04/17 ~		2,700,000	2,788,846
10.179% due 06/12/21 ~		720,000	853,963
BBVA Bancomer SA (Mexico)
6.500% due 03/10/21 ~		3,800,000	3,980,500
BM&FBOVESPA SA (Brazil)
5.500% due 07/16/20 ~		100,000	107,250
BNP Paribas SA (France)
1.482% due 01/10/14 §		1,000,000	979,820
BPCE SA (France)
2.375% due 10/04/13 ~		100,000	98,378
9.000% § ±	EUR	300,000	370,104
CIT Group Inc
5.250% due 04/01/14 ~		$100,000	102,625
Citigroup Capital XXI
8.300% due 12/21/77		2,000,000	2,024,000
Citigroup Inc
2.510% due 08/13/13 §		200,000	200,675
3.625% due 11/30/17 §	EUR	500,000	584,597
5.500% due 04/11/13		$700,000	726,577
5.500% due 10/15/14		1,000,000	1,073,445
5.625% due 08/27/12		50,000	50,847
8.500% due 05/22/19		200,000	246,850
Commonwealth Bank of Australia (Australia)
1.000% due 07/12/13 § ~		1,600,000	1,608,126
Credit Agricole Home Loan SFH (France)
1.311% due 07/21/14 § ~		1,400,000	1,372,931
Credit Agricole SA (France)
5.136% § ±	GBP	300,000	328,695
Credit Suisse NY (Switzerland)
2.200% due 01/14/14		$300,000	303,071
Daimler Finance North America LLC
1.674% due 09/13/13 § ~		400,000	401,782
Danske Bank AS (Denmark)
2.500% due 05/10/12 ~		200,000	200,349
Dexia Credit Local SA (France)
1.033% due 04/29/14 § ~		800,000	746,186

See Notes to Financial Statements	B-16	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
European Investment Bank (Multi-National)
4.625% due 04/15/20	EUR	100,000	$153,410
Export-Import Bank of Korea (South Korea)
4.000% due 01/29/21		$100,000	98,867
5.125% due 06/29/20		100,000	107,648
Ford Motor Credit Co LLC
7.000% due 04/15/15		500,000	547,430
8.700% due 10/01/14		200,000	226,684
General Electric Capital Corp
5.875% due 01/14/38		900,000	989,857
6.875% due 01/10/39		200,000	247,122
General Motors Acceptance Corp
8.375% due 07/05/33 Ω	EUR	200,000	3,001
HBOS PLC (United Kingdom)
0.676% due 09/06/17 §		$8,100,000	6,006,150
HSBC Bank PLC (United Kingdom)
2.000% due 01/19/14 ~		200,000	200,830
ICICI Bank Ltd (India)
4.750% due 11/25/16 ~		1,700,000	1,699,529
5.500% due 03/25/15 ~		600,000	623,787
ING Bank NV (Netherlands)
2.500% due 01/14/16 ~		100,000	101,643
Intesa Sanpaolo SPA (Italy)
2.375% due 12/21/12		1,400,000	1,377,678
2.892% due 02/24/14 § ~		500,000	487,963
JPMorgan Chase & Co
7.900% § ±		300,000	329,797

LBG Capital No. 2 PLC (United Kingdom)
9.125% due 07/15/20	GBP	800,000	1,142,034
Lehman Brothers Holdings Inc
5.625% due 01/24/13 Ω		$800,000	240,000
6.750% due 12/28/17 Ω		500,000	—
Lloyds TSB Bank PLC (United Kingdom)
4.875% due 01/21/16		200,000	207,511
12.000% § ~ ±		1,100,000	1,151,978
Macquarie Bank Ltd (Australia)
3.300% due 07/17/14 ~		5,300,000	5,593,482
Merrill Lynch & Co Inc
6.875% due 04/25/18		900,000	1,001,531
MetLife Institutional Funding II
1.481% due 04/04/14 § ~		1,700,000	1,707,050
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~		300,000	313,665
Morgan Stanley
5.950% due 12/28/17		1,900,000	1,958,113
National Australia Bank Ltd (Australia)
1.301% due 04/11/14 § ~		2,000,000	1,993,962
Nationwide Building Society (United Kingdom)
6.250% due 02/25/20 ~		300,000	311,351
Nordea Bank AB (Sweden)
2.125% due 01/14/14 ~		100,000	100,378
Nordea Eiendomskreditt AS (Norway)
1.003% due 04/07/14 § ~		900,000	875,019
Nykredit Realkredit AS (Denmark)
2.092% due 04/01/38 §	DKK	715,015	126,677
2.092% due 10/01/38 §		894,472	158,150
Principal Life Income Funding Trusts
5.300% due 04/24/13		$100,000	104,492

Qatari Diar Finance QSC (Qatar)
5.000% due 07/21/20 ~		200,000	215,250
RCI Banque SA (France)
2.451% due 04/11/14 § ~		1,300,000	1,257,295
Realkredit Danmark AS (Denmark)
2.440% due 01/01/38 §	DKK	3,156,164	555,986
Regions Bank
7.500% due 05/15/18		$300,000	342,750
Regions Financial Corp
0.644% due 06/26/12 §		900,000	897,679
RZD Capital Ltd (Ireland)
5.739% due 04/03/17		500,000	531,875

	Principal Amount		Value
Santander Issuances SAU (Spain)
7.300% due 07/27/19 §	GBP	3,000,000	$4,397,792
Sberbank of Russia Via Sb Capital SA (Luxembourg)
6.125% due 02/07/22 ~ Δ		$500,000	515,625
SLM Corp
4.444% due 10/01/14 §		100,000	95,939
5.000% due 10/01/13		2,600,000	2,665,000
6.250% due 01/25/16		100,000	104,070
8.000% due 03/25/20		400,000	433,000
8.450% due 06/15/18		600,000	672,000
Springleaf Finance Corp
4.125% due 11/29/13	EUR	1,000,000	1,147,995
SSIF Nevada LP
1.267% due 04/14/14 § ~		$3,300,000	3,276,798
State Bank of India (India)
4.500% due 07/27/15 ~		1,000,000	1,035,008
Stone Street Trust
5.902% due 12/15/15 ~		700,000	703,777
Temasek Financial I Ltd (Singapore)
4.300% due 10/25/19 ~		300,000	327,209
The Bear Stearns Cos LLC
6.400% due 10/02/17		400,000	466,172
The Dai-ichi Life Insurance Co Ltd (Japan)
7.250% § ~ ±		300,000	310,919
The Goldman Sachs Group Inc
1.553% due 07/29/13 §		200,000	199,699
6.250% due 09/01/17		1,100,000	1,206,811
6.750% due 10/01/37		1,200,000	1,173,047
The Royal Bank of Scotland Group PLC (United Kingdom)
2.625% due 05/11/12 ~		100,000	100,181
3.950% due 09/21/15		400,000	404,764
7.640% § ±		500,000	345,000
UBS AG (Switzerland)
5.875% due 12/20/17		700,000	776,853
Wachovia Corp
0.737% due 08/01/13 §		300,000	300,339
Wells Fargo & Co
7.980% § ±		1,700,000	1,859,375
Westpac Banking Corp (Australia)
1.200% due 03/31/14 § ~		1,000,000	999,607

			94,611,858

Health Care - 0.0%

UnitedHealth Group Inc
6.875% due 02/15/38		100,000	131,282

Industrials - 1.0%

Caterpillar Inc
0.663% due 05/21/13 §		1,400,000	1,404,511
International Lease Finance Corp
0.927% due 07/13/12 §		2,682,000	2,668,507
5.300% due 05/01/12		300,000	301,764
5.625% due 09/20/13		255,000	259,144
5.750% due 05/15/16		100,000	99,960
Noble Group Ltd (Bermuda)
6.750% due 01/29/20 ~		200,000	199,000

			4,932,886

Information Technology - 0.3%

Hewlett-Packard Co
0.772% due 05/24/13 §		1,600,000	1,596,923

See Notes to Financial Statements	B-17	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
Materials - 1.4%

Braskem Finance Ltd (Cayman)
5.750% due 04/15/21 ~		$3,600,000	$3,786,480
Codelco Inc (Chile)
6.150% due 10/24/36 ~		200,000	242,683
CSN Islands XI Corp (Cayman)
6.875% due 09/21/19 ~		700,000	799,260
CSN Resources SA (Luxembourg)
6.500% due 07/21/20 ~		600,000	675,000
Gerdau Holdings Inc
7.000% due 01/20/20 ~		400,000	462,880
GTL Trade Finance Inc (United Kingdom)
7.250% due 10/20/17 ~		600,000	694,200
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17		200,000	231,437
6.875% due 11/10/39		100,000	116,985

			7,008,925

Telecommunication Services - 1.6%

AT&T Inc
6.300% due 01/15/38		200,000	235,188
BellSouth Corp
4.463% due 04/26/12 ~		4,800,000	4,810,944
Deutsche Telekom International Finance BV (Netherlands)
6.500% due 04/08/22	GBP	900,000	1,718,975
Verizon Communications Inc
1.083% due 03/28/14 §		$900,000	907,999

			7,673,106

Utilities - 0.4%

CMS Energy Corp
5.050% due 02/15/18		1,000,000	1,055,245
Electricite de France (France)
5.500% due 01/26/14 ~		200,000	214,583
6.500% due 01/26/19 ~		200,000	234,113
6.950% due 01/26/39 ~		100,000	118,785
Entergy Corp
3.625% due 09/15/15		500,000	508,825

			2,131,551

Total Corporate Bonds & Notes
(Cost $122,303,922)			124,930,224

SENIOR LOAN NOTES - 0.4%

Financials - 0.4%

Springleaf Finance Corp (Initial Term Loan)
5.500% due 05/10/17 §		2,000,000	1,846,250

Total Senior Loan Notes
(Cost $1,991,386)			1,846,250

MORTGAGE-BACKED SECURITIES - 49.2%

Collateralized Mortgage Obligations - Commercial - 1.5%

Bear Stearns Commercial Mortgage Securities
5.471% due 01/12/45 “ §		100,000	113,781
5.700% due 06/11/50 “		200,000	229,499
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 “		200,000	224,855
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 “		900,000	996,359
5.663% due 03/15/39 “ §		100,000	110,092

	Principal Amount		Value
European Loan Conduit (Ireland)
1.207% due 05/15/19 “ § ~	EUR	52,756	$61,566
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “		$400,000	441,772
JPMorgan Chase Commercial Mortgage Securities Corp
4.070% due 11/15/43 “ ~		500,000	533,741
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/45 “ §		600,000	682,787
Merrill Lynch Floating Trust
0.780% due 07/09/21 “ § ~		499,897	480,557
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 “		500,000	548,798
Morgan Stanley Capital I
5.731% due 07/12/44 “ §		1,700,000	1,936,088
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/21 “ § ~		226,480	217,949
5.342% due 12/15/43 “		600,000	650,091

			7,227,935

Collateralized Mortgage Obligations - Residential - 4.1%

Adjustable Rate Mortgage Trust
2.872% due 05/25/35 “ §		9,885	9,769
Arran Residential Mortgages Funding PLC (United Kingdom)
2.241% due 11/19/47 “ § ~	EUR	2,615,410	3,491,522
2.451% due 05/16/47 “ § ~		1,000,000	1,332,173
Banc of America Funding Corp
2.653% due 05/25/35 “ §		$137,623	138,094
Banc of America Mortgage Securities Inc
2.873% due 07/25/33 “ §		63,084	60,419
5.000% due 05/25/34 “		223	222
BCAP LLC Trust
5.579% due 03/26/37 “ § ~		100,000	75,300
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/35 “ §		60,047	55,516
2.400% due 10/25/35 “ §		389,085	337,437
2.614% due 08/25/33 “ §		153,755	154,012
2.913% due 01/25/35 “ §		1,502,668	1,367,509
3.078% due 03/25/35 “ §		120,630	119,395
Bear Stearns Alt-A Trust
2.809% due 05/25/35 “ §		60,739	48,253
2.826% due 09/25/35 “ §		72,085	48,030
2.863% due 11/25/36 “ §		95,569	52,373
Chase Mortgage Finance Corp
5.891% due 09/25/36 “ §		315,131	277,890
Chevy Chase Mortgage Funding Corp
0.492% due 08/25/35 “ § ~		74,444	53,029
Citigroup Mortgage Loan Trust Inc
2.450% due 09/25/35 “ §		73,107	64,401
2.580% due 10/25/35 “ §		125,264	112,359
Countrywide Alternative Loan Trust
2.948% due 06/25/37 “ §		386,808	253,674
Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 03/25/35 “ §		34,384	21,480
0.582% due 06/25/35 “ § ~		149,161	127,600
Credit Suisse First Boston Mortgage Securities Corp
0.929% due 03/25/32 “ § ~		5,910	4,523
6.000% due 11/25/35 “		116,774	92,391
Downey Saving and Loan Association Mortgage Loan Trust
0.422% due 04/19/47 “ §		518,686	127,560
Fannie Mae
0.442% due 10/27/37 “ §		3,400,000	3,380,955
0.552% due 04/25/37 “ §		165,484	165,089
0.692% due 09/25/35 “ §		314,506	314,596

See Notes to Financial Statements	B-18	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
1.625% due 11/25/23 “ §		$253,925	$260,772
4.250% due 07/25/17 “		45,349	45,952
4.500% due 10/25/17 “		52,682	53,721
Freddie Mac
1.340% due 10/25/44 “ §		49,961	49,978
1.549% due 07/25/44 “ §		264,110	268,756
5.000% due 04/15/18 “		41,731	41,871
8.000% due 04/15/30 “		271,274	324,370
Granite Master Issuer PLC
0.502% due 12/20/54 “ §		531,912	510,529
0.678% due 12/20/54 “ § ~	EUR	665,474	853,110
0.738% due 12/20/54 “ § ~		1,070,473	1,372,302
Granite Mortgages PLC (United Kingdom)
1.416% due 09/20/44 “ § ~	GBP	199,711	308,431
1.470% due 01/20/44 “ § ~		36,795	56,967
1.584% due 01/20/44 “ § ~	EUR	36,360	47,255
Harborview Mortgage Loan Trust
0.412% due 12/19/36 “ §		$670,379	363,478
0.432% due 01/19/38 “ §		216,188	140,557
0.462% due 05/19/35 “ §		38,319	24,440
JPMorgan Mortgage Trust
5.015% due 02/25/35 “ §		35,454	35,748
5.315% due 07/25/35 “ §		390,745	396,853
5.750% due 01/25/36 “		70,266	66,000
Mellon Residential Funding Corp
0.722% due 06/15/30 “ §		10,690	10,252
Merrill Lynch Mortgage Investors Inc
0.452% due 02/25/36 “ §		51,078	37,170
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/35 “		350,190	351,594
Residential Accredit Loans Inc
0.422% due 06/25/46 “ §		101,440	40,803
6.000% due 06/25/36 “		287,299	190,509
Residential Asset Securitization Trust
0.642% due 05/25/33 “ §		12,644	12,032
Structured Asset Mortgage Investments Inc
0.462% due 05/25/36 “ §		226,931	115,341
Structured Asset Securities Corp
2.718% due 08/25/32 “ §		28,484	28,268
2.795% due 10/25/35 “ § ~		72,322	57,232
Washington Mutual Mortgage Pass-Through Certificates
0.552% due 01/25/45 “ §		28,394	23,679
0.562% due 01/25/45 “ §		29,673	24,987
1.559% due 08/25/42 “ §		4,956	4,044
2.474% due 02/27/34 “ §		9,097	8,999
2.724% due 09/25/46 “ §		103,196	79,745
5.442% due 02/25/37 “ §		600,000	503,392
Wells Fargo Mortgage-Backed Securities Trust
2.628% due 03/25/36 “ §		736,859	608,831
2.686% due 04/25/36 “ §		88,480	72,171
2.724% due 12/25/34 “ §		121,869	121,930
4.500% due 11/25/18 “		30,183	30,416

			19,828,056

Fannie Mae - 42.0%

1.382% due 10/01/44 “ §		47,643	47,964
2.167% due 09/01/35 “ §		173,533	182,670
2.497% due 11/01/34 “ §		166,166	176,958
2.612% due 12/01/35 “ §		49,012	52,327
2.660% due 11/01/32 “ §		190,409	203,383
3.000% due 04/17/27-05/17/27 “		56,400,000	58,354,094
3.500% due 08/01/26-05/14/42 “		47,075,593	48,996,243
4.000% due 04/01/24-04/12/42 “		10,954,339	11,508,669
4.500% due 01/01/23-08/01/41 “		36,414,070	38,832,970
4.517% due 12/01/36 “ §		19,845	20,904
5.000% due 03/01/34-05/15/38 “		30,124,135	32,504,030
5.500% due 12/01/20-07/01/41 “		7,548,344	8,244,090
6.000% due 09/01/22-01/01/39 “		4,668,108	5,156,668
6.500% due 03/01/17 “		34,862	38,556

			204,319,526

	Principal Amount		Value
Freddie Mac - 1.6%

2.095% due 09/01/35 “ §		$24,253	$25,636
2.375% due 11/01/31 “ §		7,495	7,916
2.468% due 06/01/35 “ §		283,589	300,416
2.490% due 04/01/32 “ §		24,040	25,182
2.620% due 09/01/35 “ §		186,042	199,306
4.500% due 09/01/41 “		871,829	925,246
5.500% due 03/01/23-05/01/40 “		5,684,706	6,187,793
6.000% due 12/01/22-03/01/23 “		115,124	127,001

			7,798,496

Total Mortgage-Backed Securities
(Cost $237,885,925)			239,174,013

ASSET-BACKED SECURITIES - 4.5%

Asset Backed Funding Certificates
0.592% due 06/25/34 “ §		125,090	89,311
Auto ABS SARL (Italy)
1.308% due 10/25/20 “ § ~	EUR	466,693	617,147
Bear Stearns Asset Backed Securities Trust
0.442% due 12/25/36 “ §		$500,000	333,824
3.025% due 10/25/36 “ §		170,585	117,517
Citibank Omni Master Trust
2.342% due 05/16/16 “ § ~		8,200,000	8,220,612
2.992% due 08/15/18 “ § ~		3,200,000	3,372,425
Duane Street CLO (Cayman)
0.773% due 11/08/17 “ § ~		3,784,464	3,697,449
Galaxy CLO Ltd (Cayman)
0.847% due 04/17/17 “ § ~		707,193	693,437
Halcyon Structured Asset Management Long Short CLO Ltd (Cayman)
0.752% due 08/07/21 “ § ~		2,500,000	2,435,030
Hillmark Funding CDO (Cayman)
0.743% due 05/21/21 “ § ~		1,100,000	1,039,638
HSBC Home Equity Loan Trust
0.392% due 03/20/36 “ §		511,157	472,756
Long Beach Mortgage Loan Trust
0.802% due 10/25/34 “ §		18,554	14,961
Park Place Securities Inc
0.502% due 09/25/35 “ §		138,718	123,287
Securitized Asset-Backed Receivables LLC Trust
0.372% due 05/25/37 “ §		157,908	81,472
United States Small Business Administration
4.754% due 08/10/14 “		34,867	36,868
Wind River Ltd CLO (Cayman)
0.804% due 12/19/16 “ § ~		856,893	827,036

Total Asset-Backed Securities
(Cost $22,283,319)			22,172,770

U.S. GOVERNMENT AGENCY ISSUES - 11.8%

Fannie Mae
0.375% due 03/16/15		24,800,000	24,632,352
1.125% due 04/27/17		2,200,000	2,187,929
1.250% due 01/30/17		16,700,000	16,752,221
5.000% due 02/13/17-05/11/17		1,800,000	2,125,042
5.250% due 09/15/16		100,000	118,497
5.375% due 06/12/17		3,400,000	4,096,803
Freddie Mac
1.000% due 03/08/17		3,300,000	3,256,562
1.250% due 05/12/17		900,000	899,450
2.000% due 08/25/16		100,000	104,025
2.375% due 01/13/22		400,000	393,353

See Notes to Financial Statements	B-19	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount		Value
4.875% due 06/13/18		$1,400,000	$1,671,456
5.500% due 08/23/17		900,000	1,096,057

Total U.S. Government Agency Issues
(Cost $57,468,330)			57,333,747

U.S. TREASURY OBLIGATIONS - 28.4%

U.S. Treasury Inflation Protected Securities - 5.8%

0.625% due 07/15/21 ^		4,625,484	5,004,917
1.125% due 01/15/21 ^		3,108,060	3,498,995
1.250% due 07/15/20 ^		207,838	237,390
2.000% due 01/15/26 ^ ‡		2,169,534	2,660,053
2.125% due 02/15/40 ^ ‡		6,186,445	8,129,378
2.375% due 01/15/25 ^		1,202,320	1,529,858
2.375% due 01/15/27 ^		3,933,335	5,048,805
3.625% due 04/15/28 ^		1,261,098	1,861,598

			27,970,994

U.S. Treasury Notes - 22.6%

0.250% due 02/28/14		16,200,000	16,177,223
0.250% due 03/31/14		1,900,000	1,896,884
0.250% due 02/15/15		13,900,000	13,802,269
0.875% due 12/31/16 ‡		62,300,000	61,973,922
1.250% due 03/15/14		1,300,000	1,322,851
1.375% due 12/31/18		1,300,000	1,285,985
1.500% due 08/31/18 ‡		11,400,000	11,426,722
2.625% due 08/15/20		1,100,000	1,159,384
3.375% due 11/15/19		800,000	892,875

			109,938,115

Total U.S. Treasury Obligations (Cost $137,580,306)			137,909,109

FOREIGN GOVERNMENT BONDS & NOTES - 3.0%

Banco Nacional Desenvolvimento Economico e Social (Brazil)
4.125% due 09/15/17 ~	EUR	100,000	139,759
Canada Housing Trust No 1 (Canada)
3.350% due 12/15/20 ~	CAD	800,000	855,413
3.750% due 03/15/20 ~		400,000	440,174
3.800% due 06/15/21 ~		300,000	331,547
Province of British Columbia (Canada)
3.250% due 12/18/21		100,000	102,483
4.300% due 06/18/42		100,000	114,417
Province of Ontario (Canada)
3.000% due 07/16/18		$100,000	105,972
3.150% due 06/02/22	CAD	2,700,000	2,712,804
4.000% due 06/02/21		800,000	865,375
4.200% due 06/02/20		200,000	219,909
4.300% due 03/08/17		400,000	441,514
4.400% due 06/02/19		300,000	334,715
4.600% due 06/02/39		100,000	116,971
4.700% due 06/02/37		400,000	471,013
5.500% due 06/02/18		100,000	117,760
Province of Quebec (Canada)
3.500% due 07/29/20		$400,000	430,550
3.500% due 12/01/22	CAD	2,100,000	2,158,740
4.250% due 12/01/21		700,000	768,221
4.500% due 12/01/17		200,000	223,654
4.500% due 12/01/18		200,000	224,057
4.500% due 12/01/20		200,000	223,957
Republic of Panama (Panama)
9.375% due 04/01/29		$40,000	64,260

	Principal Amount		Value
Russia Foreign Bond (Russia)
3.625% due 04/29/15 ~		$100,000	$104,250
7.500% due 03/31/30 ~ §		1,336,000	1,604,870
Societe Financement de l’Economie Francaise (France)
2.125% due 05/20/12	EUR	300,000	400,911
3.375% due 05/05/14 ~		$200,000	209,379
Turkey Government International Bond (Turkey)
7.000% due 09/26/16		500,000	565,000
United Mexican States (Mexico)
6.050% due 01/11/40		100,000	121,000
Vnesheconombank PLC (Ireland)
5.375% due 02/13/17 ~ Δ		200,000	207,000
5.450% due 11/22/17 ~		100,000	103,767

Total Foreign Government Bonds & Notes
(Cost $14,357,298)			14,779,442

MUNICIPAL BONDS - 4.3%

American Municipal Power Inc OH ‘B’
8.084% due 02/15/50		1,000,000	1,381,800
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47		1,100,000	825,198
City of North Las Vegas NV
6.572% due 06/01/40		900,000	1,012,599
Clark County NV Airport ‘C’
6.820% due 07/01/45		200,000	264,068
County of Fresno CA
0.000% due 08/15/22		1,400,000	812,462
Los Angeles Unified School District CA ‘A1’
4.500% due 01/01/28		400,000	419,964
New Jersey Economic Development Authority ‘B’
0.000% due 02/15/19		4,100,000	3,111,490
New York Liberty Development Corp
5.750% due 11/15/51		3,700,000	4,146,516
North Carolina Turnpike Authority ‘B’
6.700% due 01/01/39		100,000	113,221
Southern California Public Power Authority
5.943% due 07/01/40		1,600,000	1,826,816
State of California
5.650% due 04/01/39 §		100,000	104,986
7.500% due 04/01/34		100,000	127,144
7.550% due 04/01/39		100,000	129,848
7.600% due 11/01/40		1,400,000	1,835,876
Tobacco Securitization Authority of Southern California ‘A1’
5.000% due 06/01/37		800,000	604,960
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47		845,000	622,833
University of Arizona
6.423% due 08/01/35		2,700,000	2,989,791
University of California
6.270% due 05/15/31		500,000	563,050

Total Municipal Bonds
(Cost $19,312,741)			20,892,622

See Notes to Financial Statements	B-20	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.0%

Repurchase Agreements - 1.6%

Morgan Stanley
0.170% due 04/03/12 (Dated 03/30/12, repurchase price of $2,600,012; collateralized by a Federal National Mortgage Association Note: 0.750% due 02/26/13 and value $2,653,572)	$2,600,000	$2,600,000
Morgan Stanley
0.150% due 04/02/12 (Dated 03/29/12, repurchase price of $4,900,061; collateralized by a Federal Home Loan Mortgage Corporation Note: 1.080% due 06/15/12 and value $5,000,522)	4,900,000	4,900,000

		7,500,000

	Shares
Money Market Fund - 0.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,073,833	2,073,833

Total Short-Term Investments
(Cost $9,573,833)		9,573,833

TOTAL INVESTMENTS - 130.0%
(Cost $625,069,273)		631,972,670

TOTAL SECURITIES SOLD SHORT – (0.5%)
(See Note (f) to Schedule of Investments)
(Proceeds $2,127,813)		(2,127,813)

OTHER ASSETS & LIABILITIES, NET - (29.5%)		(143,630,084)

NET ASSETS - 100.0%		$486,214,773

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	49.2%
U.S. Treasury Obligations	28.4%
Corporate Bonds & Notes	25.7%
U.S. Government Agency Issues	11.8%
Asset-Backed Securities	4.5%
Municipal Bonds	4.3%
Foreign Government Bonds & Notes	3.0%
Short-Term Investments	2.0%
Convertible Preferred Stocks	0.7%
Senior Loan Notes	0.4%

130.0%
Securities Sold Short	(0.5%)
Other Assets & Liabilities, Net	(29.5%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	4.6%
A-1 (Short-Term Debt Only)	1.2%
AA / U.S. Government & Agency Issues	71.5%
A	8.3%
BBB	7.4%
BB	2.3%
B	1.5%
CCC	0.5%
CC	0.2%
C	0.1%
Not Rated	2.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $240,000 or less than 0.1% of the net assets were in default as of March 31, 2012.

(e)	As of March 31, 2012, 0.4% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(f)	Securities sold short outstanding as of March 31, 2012 were as follows:

	Principal Amount	Value
Mortgage-Backed Securities
Fannie Mae
4.500% due 04/12/42	$2,000,000	($2,127,813)

Total Securities Sold Short
(Proceeds $2,127,813)		($2,127,813)

(g)	Open futures contracts outstanding as of March 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Eurodollar (03/14)	20	$20,000,000	$65,304
U.S. Treasury 5-Year Notes (06/12)	281	28,100,000	(231,791)

Total Futures Contracts			($166,487)

See Notes to Financial Statements	B-21	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

(h)	Forward foreign currency contracts outstanding as of March 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Sell	AUD	839,000	04/12	CIT	$26,911
Buy	BRL	863,356	04/12	MSC	(27,974)
Sell	BRL	863,356	04/12	JPM	24,002
Sell	BRL	863,356	06/12	MSC	27,750
Sell	CAD	11,044,000	06/12	BRC	96,918
Buy	CNY	1,917,000	06/12	BRC	4,059
Buy	CNY	2,992,575	06/12	CIT	5,331
Buy	CNY	7,026,950	06/12	HSB	14,559
Buy	CNY	11,507,850	06/12	JPM	25,280
Buy	CNY	1,912,650	06/12	MSC	3,369
Sell	CNY	1,409,174	06/12	BRC	(1,865)
Sell	CNY	6,289,000	06/12	CIT	2,490
Sell	CNY	638,700	06/12	CSF	(1,305)
Sell	CNY	629,550	06/12	DUB	146
Sell	CNY	1,258,950	06/12	HSB	316
Sell	CNY	2,537,100	06/12	JPM	(2,413)
Sell	CNY	12,594,550	06/12	UBS	2,354
Buy	CNY	10,222,705	02/13	DUB	7,326
Sell	CNY	2,012,955	02/13	BRC	(134)
Sell	CNY	8,209,750	02/13	UBS	(1,409)
Sell	DKK	4,384,000	05/12	DUB	(5,276)
Buy	EUR	704,000	04/12	BRC	7,077
Buy	EUR	1,052,000	04/12	DUB	61,236
Buy	EUR	638,000	04/12	HSB	4,536
Buy	EUR	883,000	04/12	JPM	6,941
Buy	EUR	173,000	04/12	MSC	6,909
Buy	EUR	205,000	04/12	UBS	3,007
Sell	EUR	4,122,000	04/12	BRC	(214,148)
Sell	EUR	3,483,000	04/12	CIT	(169,343)
Sell	EUR	10,024,000	04/12	DUB	(501,639)
Sell	EUR	487,000	04/12	RBC	(29,928)
Sell	EUR	7,450,000	04/12	UBS	(449,615)
Buy	EUR	438,000	05/12	CIT	4,461
Buy	EUR	1,027,000	06/12	BNS	24,515
Buy	EUR	200,000	06/12	CIT	(72)
Buy	EUR	1,210,000	06/12	DUB	13,187
Buy	EUR	603,000	06/12	JPM	8,077
Buy	EUR	800,000	06/12	MSC	8,099
Buy	EUR	1,012,000	06/12	UBS	14,845
Buy	EUR	202,000	06/12	UBS	3,089
Sell	EUR	4,000	06/12	BRC	(39)
Sell	EUR	2,000	06/12	MSC	(37)
Buy	GBP	100,000	04/12	JPM	930
Buy	GBP	200,000	06/12	CIT	(113)
Buy	GBP	300,000	06/12	DUB	2,328
Buy	GBP	215,000	06/12	JPM	2,418
Sell	GBP	6,499,000	06/12	UBS	(147,273)
Buy	IDR	10,089,755,000	07/12	HSB	(24,257)
Sell	IDR	651,000,000	07/12	BRC	(676)
Sell	IDR	60,375,000	07/12	GSC	(49)
Sell	IDR	4,160,000,000	07/12	HSB	(3,614)
Sell	IDR	5,218,380,000	07/12	UBS	(11,060)
Buy	INR	73,367,500	07/12	JPM	(168,790)
Sell	INR	43,931,000	07/12	BRC	7,450
Sell	INR	10,184,000	07/12	DUB	4,324
Sell	INR	19,252,500	07/12	JPM	8,471
Buy	MXN	3,007,771	06/12	HSB	(700)
Buy	MYR	1,660,405	04/12	JPM	(6,390)
Sell	MYR	1,660,405	04/12	CIT	(4,577)
Sell	SGD	500	05/12	DUB	3

Total Forward Foreign Currency Contracts					($1,339,982)

See Notes to Financial Statements	B-22	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

(i)	Transactions in written options for the year ended March 31, 2012 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, March 31, 2011	67	87,300,000	$810,099
Call Options Written	77	57,300,000	270,438
Put Options Written	77	165,900,000	1,178,034
Call Options Closed	(94)	(43,100,000)	(196,038)
Put Options Closed	(33)	(49,400,000)	(170,852)
Call Options Expired	(19)	(29,200,000)	(202,027)
Put Options Expired	(75)	(48,900,000)	(305,903)

Outstanding, March 31, 2012	—	139,900,000	$1,383,751

(j)	Premiums received and value of written options outstanding as of March 31, 2012 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of ((1+0.00%)[10]- Inflation Adjustment)) or $0	03/12/20	CIT	$1,200,000	$10,320	($1,884)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of ((1+0.00%)[10]- Inflation Adjustment)) or $0	09/29/20	CIT	600,000	7,740	(1,072)

						$18,060	($2,956)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.400%	03/18/13	MSC	$2,400,000	$22,440	($15,712)

Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	DUB	6,200,000	64,360	(6)
Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	RBS	4,400,000	43,120	(4)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	4,300,000	38,951	(1)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	3,100,000	34,590	(1)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	1,900,000	21,236	–
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	6,600,000	55,422	(1)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	1,200,000	7,230	–
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	CIT	3,800,000	93,949	(166)
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	RBS	1,200,000	30,132	(52)
Put - OTC 3-Year Interest Rate Swap	Pay	1.000%	08/13/12	DUB	1,600,000	16,440	(4,155)
Put - OTC 5-Year Interest Rate Swap	Pay	1.550%	08/13/12	CIT	4,000,000	27,600	(26,686)
Put - OTC 5-Year Interest Rate Swap	Pay	1.550%	08/13/12	DUB	15,600,000	171,798	(104,075)
Put - OTC 5-Year Interest Rate Swap	Pay	1.550%	08/13/12	MSC	2,500,000	11,188	(16,679)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	CIT	19,900,000	210,315	(92,975)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	DUB	9,500,000	119,884	(44,385)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	08/13/12	RBS	7,400,000	102,626	(34,574)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	CIT	700,000	4,769	(70)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	4,800,000	29,501	(480)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	15,000,000	117,839	(1,499)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	CIT	900,000	4,050	(1,599)
Put - OTC 2-Year Interest Rate Swap	Pay	0.915%	11/14/12	MSC	6,500,000	17,961	(11,551)
Put - OTC 1-Year Interest Rate Swap	Pay	1.750%	11/19/12	RBS	5,400,000	20,385	(983)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	03/18/13	MSC	2,400,000	46,560	(55,142)
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	03/18/13	DUB	2,300,000	21,585	(24,179)
Put - OTC 2-Year Interest Rate Swap	Pay	1.200%	07/11/13	DUB	4,500,000	31,760	(18,515)

						1,343,251	(437,778)

						$1,365,691	($453,490)

Total Written Options						$1,383,751	($456,446)

See Notes to Financial Statements	B-23	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

(k)	Swap agreements outstanding as of March 31, 2012 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley
6.600% due 04/01/12	1.000%	09/20/12	BRC	2.172%	$100,000	($527)	($1,967)	$1,440
Brazil Government Bond
12.250% due 03/06/30 Δ	1.000%	12/20/12	BRC	0.427%	1,700,000	7,700	2,600	5,100
General Electric Capital Corp
5.625% due 09/15/17	4.000%	12/20/13	CIT	0.779%	200,000	11,361	—	11,361
General Electric Capital Corp
5.625% due 09/15/17	4.230%	12/20/13	DUB	0.779%	200,000	12,169	—	12,169
General Electric Capital Corp
5.625% due 09/15/17	4.325%	12/20/13	CIT	0.779%	200,000	12,502	—	12,502
General Electric Capital Corp
6.000% due 06/15/12	4.400%	12/20/13	BRC	0.779%	200,000	12,785	—	12,785
General Electric Capital Corp
6.000% due 06/15/12	4.500%	12/20/13	BRC	0.779%	300,000	19,675	—	19,675
General Electric Capital Corp
6.000% due 06/15/12	4.700%	12/20/13	BRC	0.779%	400,000	27,638	—	27,638
General Electric Capital Corp
5.625% due 09/15/17	4.750%	12/20/13	DUB	0.779%	400,000	27,988	—	27,988
MetLife Inc
5.000% due 06/15/15	1.000%	12/20/14	CIT	1.565%	100,000	(1,462)	(1,584)	122
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	BRC	0.782%	400,000	2,706	(8,999)	11,705
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	CIT	0.782%	400,000	2,706	(9,184)	11,890
Japanese Government Bond
2.000% due 03/21/22 Δ	1.000%	03/20/15	DUB	0.593%	1,000,000	12,354	11,616	738
United Mexican States
7.500% due 04/08/33	1.000%	03/20/15	DUB	0.782%	200,000	1,354	(4,592)	5,946
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/15	DUB	0.876%	1,000,000	4,259	(10,975)	15,234
United Kingdom Index-Linked Treasury Gilt
4.250% due 06/07/32 Δ	1.000%	06/20/15	GSC	0.288%	1,100,000	25,496	10,164	15,332
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/15	HSB	0.876%	1,000,000	4,259	(10,975)	15,234
Brazil Government Bond
12.250% due 03/06/30	1.000%	09/20/15	BRC	0.924%	1,000,000	2,927	(7,735)	10,662
United Mexican States
7.500% due 04/08/33	1.000%	09/20/15	BRC	0.872%	1,000,000	4,728	(7,735)	12,463
Brazil Government Bond
12.250% due 03/06/30	1.000%	09/20/15	HSB	0.924%	600,000	1,756	(5,961)	7,717
Brazil Government Bond
12.250% due 03/06/30	1.000%	09/20/15	UBS	0.924%	500,000	1,464	(4,731)	6,195
France Government Bond OAT
4.250% due 04/25/19	0.250%	12/20/15	RBS	1.378%	700,000	(28,321)	(13,898)	(14,423)
MetLife Inc
5.000% due 06/15/15	1.000%	12/20/15	CIT	1.861%	800,000	(24,231)	(29,083)	4,852
United Kingdom Index-Linked Treasury Gilt
4.250% due 06/07/32 Δ	1.000%	12/20/15	GSC	0.389%	1,200,000	27,460	27,797	(337)
General Electric Capital Corp
5.625% due 09/15/17	1.000%	12/20/15	MSC	1.176%	500,000	(3,020)	(9,796)	6,776
France Government Bond OAT
4.250% due 04/25/19	0.250%	03/20/16	RBS	1.423%	2,900,000	(129,593)	(89,270)	(40,323)
China Government Bond
4.750% due 10/29/13	1.000%	03/20/16	BRC	0.868%	1,000,000	5,469	11,950	(6,481)
United Mexican States
7.500% due 04/08/33	1.000%	03/20/16	BRC	0.954%	100,000	214	(768)	982
Brazil Government Bond
12.250% due 03/06/30	1.000%	03/20/16	CIT	1.000%	2,300,000	759	(16,240)	16,999
Republic of Kazakhstan Debt	1.000%	03/20/16	CIT	1.797%	300,000	(9,039)	(8,658)	(381)
United Mexican States
5.950% due 03/19/19	1.000%	03/20/16	CIT	0.954%	1,100,000	2,354	(8,978)	11,332
United Mexican States
7.500% due 04/08/33	1.000%	03/20/16	DUB	0.954%	700,000	1,497	(5,135)	6,632

See Notes to Financial Statements	B-24	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Italy Government Global Debt Bond
6.875% due 09/27/23	1.000%	03/20/16	GSC	3.726%	$700,000	($67,645)	($23,247)	($44,398)
Berkshire Hathaway Finance Corp
2.450% due 12/15/15	1.000%	06/20/16	CIT	1.259%	900,000	(9,156)	(2,156)	(7,000)
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/16	CIT	1.032%	700,000	(676)	(2,363)	1,687
France Government Bond OAT
4.250% due 04/25/19	0.250%	09/20/16	HSB	1.526%	400,000	(21,683)	(17,549)	(4,134)
China Government Bond
4.750% due 10/29/13	1.000%	09/20/16	DUB	0.977%	400,000	528	2,210	(1,682)
Brazil Government Bond
12.250% due 03/06/30	1.000%	09/20/16	GSC	1.085%	200,000	(670)	(1,217)	547
South Korea Government Bond
4.875% due 09/22/14	1.000%	09/20/16	HSB	1.069%	100,000	(267)	(218)	(49)
China Government Bond
4.750% due 10/29/13	1.000%	09/20/16	MSC	0.977%	400,000	528	2,019	(1,491)
China Government Bond
4.750% due 10/29/13	1.000%	09/20/16	UBS	0.977%	300,000	396	1,557	(1,161)
Indonesia Government Bond
7.250% due 04/20/15	1.000%	09/20/16	UBS	1.441%	100,000	(1,858)	(1,578)	(280)
United Kingdom Index-Linked Treasury Gilt
4.250% due 06/07/32 Δ	1.000%	12/20/16	CIT	0.556%	2,000,000	41,794	7,916	33,878
United Kingdom Index-Linked Treasury Gilt
4.250% due 06/07/32 Δ	1.000%	12/20/16	GSC	0.556%	1,400,000	29,256	4,152	25,104
Ally Financial Inc
8.300% due 02/12/15	5.000%	12/20/16	DUB	4.319%	300,000	8,543	(3,675)	12,218
South Korea Government Bond
4.875% due 09/22/14	1.000%	06/20/17	CIT	1.235%	400,000	(4,582)	(3,926)	(656)
Brazil Government Bond
12.250% due 03/06/30	1.000%	06/20/17	DUB	1.212%	1,300,000	(13,456)	(14,173)	717
Indonesia Government Bond
7.250% due 04/20/15	1.000%	06/20/17	DUB	1.665%	200,000	(6,490)	(5,884)	(606)
South Korea Government Bond
4.875% due 09/22/14	1.000%	06/20/17	HSB	1.235%	300,000	(3,437)	(2,872)	(565)
Japanese Government Bond
2.000% due 03/21/22 Δ	1.000%	06/20/17	MSC	1.000%	2,000,000	435	2,504	(2,069)
United Mexican States
5.950% due 03/19/19	1.000%	06/20/17	MSC	1.172%	1,000,000	(8,372)	(7,846)	(526)
Indonesia Government Bond
7.250% due 04/20/15	1.000%	06/20/17	UBS	1.665%	800,000	(25,960)	(24,192)	(1,768)
South Korea Government Bond
4.875% due 09/22/14	1.000%	06/20/17	UBS	1.235%	900,000	(10,309)	(9,272)	(1,037)
Reynolds American Inc
7.625% due 06/01/16	1.280%	06/20/17	DUB	1.442%	200,000	(1,520)	—	(1,520)
MetLife Inc
5.000% due 06/15/15	1.000%	03/20/18	DUB	2.169%	1,200,000	(74,769)	(68,165)	(6,604)
United Mexican States
7.500% due 04/08/33	1.000%	03/20/21	CIT	1.476%	100,000	(3,738)	(4,247)	509
Indonesia Government Bond
7.250% due 04/20/15	1.000%	06/20/21	BRC	2.138%	1,500,000	(130,591)	(95,221)	(35,370)
United Mexican States
7.500% due 04/08/33	1.000%	06/20/21	BRC	1.490%	1,200,000	(47,197)	(34,805)	(12,392)

						($313,509)	($494,385)	$180,876

Credit Default Swaps on Credit Indices - Buy Protection (2)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (4)		Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
OTC - Dow Jones iTraxx 17SEN2 BP Δ	1.000%	06/20/17	BRC	EUR	1,400,000	$103,580	$91,912	$11,668
OTC - Dow Jones iTraxx 17SEN2 BP Δ	1.000%	06/20/17	CIT		200,000	14,797	13,130	1,667

						$118,377	$105,042	$13,335

See Notes to Financial Statements	B-25	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - Dow Jones CDX NA HY-8 5Y Δ	0.483%	06/20/12	BRC	$755,752	$224	$—	$224
OTC - Dow Jones CDX NA HY-9 5Y Δ	2.080%	12/20/12	BOA	1,416,690	17,604	—	17,604
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	BRC	2,600,000	243,829	174,200	69,629
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	DUB	900,000	84,402	117,500	(33,098)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	HSB	1,200,000	112,536	135,550	(23,014)
OTC - Dow Jones CDX NA EM13 5Y	5.000%	06/20/15	MSC	900,000	84,402	101,250	(16,848)
OTC - Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	CIT	200,000	20,401	27,650	(7,249)
OTC - Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	DUB	600,000	61,203	74,750	(13,547)
OTC - Dow Jones CDX NA EM14 5Y	5.000%	12/20/15	MSC	400,000	40,802	52,000	(11,198)
CME - Dow Jones CDX NA IG-17 5Y	1.000%	12/20/16	CME	40,700,000	(273,067)	694,915	(967,982)
OTC - Dow Jones CDX NA IG-9 10Y	0.548%	12/20/17	GSC	96,450	2,038	—	2,038

					$394,374	$1,377,815	($983,441)

Total Credit Default Swaps					$199,242	$988,472	($789,230)

(1)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement had been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - BRL - CDI Compounded	HSB	Pay	10.450%	01/02/13	BRL	400,000	$1,688	($300)	$1,988
OTC - BRL - CDI Compounded	MSC	Pay	10.455%	01/02/13		600,000	2,597	(239)	2,836
OTC - BRL - CDI Compounded	UBS	Pay	10.605%	01/02/13		1,200,000	6,421	—	6,421
OTC - BRL - CDI Compounded	HSB	Pay	11.880%	01/02/13		1,300,000	25,479	(989)	26,468
OTC - BRL - CDI Compounded	GSC	Pay	11.890%	01/02/13		200,000	4,235	314	3,921
OTC - BRL - CDI Compounded	HSB	Pay	11.890%	01/02/13		2,000,000	42,347	4,283	38,064
OTC - BRL - CDI Compounded	BRC	Pay	11.910%	01/02/13		1,000,000	20,494	2,348	18,146
OTC - BRL - CDI Compounded	GSC	Pay	11.930%	01/02/13		900,000	19,249	(1,293)	20,542
OTC - BRL - CDI Compounded	MSC	Pay	11.980%	01/02/13		600,000	13,282	935	12,347
OTC - BRL - CDI Compounded	HSB	Pay	12.300%	01/02/13		1,300,000	35,086	3,928	31,158
OTC - BRL - CDI Compounded	BRC	Pay	12.455%	01/02/13		800,000	13,315	391	12,924
OTC - BRL - CDI Compounded	MSC	Pay	12.500%	01/02/13		1,800,000	30,586	1,366	29,220
OTC - BRL - CDI Compounded	MSC	Pay	12.590%	01/02/13		2,400,000	62,025	9,023	53,002
OTC - BRL - CDI Compounded	HSB	Pay	10.530%	01/02/14		900,000	6,460	(2,621)	9,081
OTC - BRL - CDI Compounded	MSC	Pay	10.580%	01/02/14		3,600,000	27,735	(7,265)	35,000
OTC - BRL - CDI Compounded	UBS	Pay	10.770%	01/02/14		3,800,000	36,491	(4,453)	40,944
OTC - BRL - CDI Compounded	HSB	Pay	10.990%	01/02/14		300,000	3,470	411	3,059
OTC - BRL - CDI Compounded	HSB	Pay	11.530%	01/02/14		600,000	10,331	(171)	10,502
OTC - BRL - CDI Compounded	MSC	Pay	11.670%	01/02/14		1,500,000	26,770	1,275	25,495
OTC - BRL - CDI Compounded	MSC	Pay	11.890%	01/02/14		3,500,000	82,916	(21)	82,937
OTC - BRL - CDI Compounded	UBS	Pay	12.250%	01/02/14		600,000	19,871	1,667	18,204
OTC - BRL - CDI Compounded	MSC	Pay	12.510%	01/02/14		200,000	7,476	919	6,557
OTC - BRL - CDI Compounded	HSB	Pay	12.540%	01/02/14		100,000	3,783	648	3,135
OTC - BRL - CDI Compounded	GSC	Pay	12.650%	01/02/14		1,200,000	47,447	9,627	37,820

See Notes to Financial Statements	B-26	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.600%	09/06/16	MXN	1,100,000	$232	$552	($320)
OTC - 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.600%	09/06/16		2,100,000	446	820	(374)
OTC - 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	5.600%	09/06/16		1,400,000	325	280	45
OTC - 28-Day Mexico Interbank TIIE Banxico	GSC	Pay	8.170%	11/04/16		1,200,000	10,016	1,757	8,259
OTC - 6-Month Australian Bank Bill	BRC	Pay	4.250%	06/15/17	AUD	100,000	(831)	(98)	(733)
OTC - 6-Month Australian Bank Bill	CIT	Pay	4.250%	06/15/17		200,000	(1,663)	(962)	(701)
OTC - 6-Month Australian Bank Bill	DUB	Pay	4.250%	06/15/17		300,000	(2,494)	(584)	(1,910)
OTC - 6-Month Australian Bank Bill	CIT	Pay	5.000%	06/15/17		200,000	5,398	1,509	3,889
OTC - 6-Month Australian Bank Bill	DUB	Pay	5.000%	06/15/17		100,000	2,699	789	1,910
OTC - 6-Month Australian Bank Bill	RBS	Pay	5.000%	06/15/17		300,000	8,097	2,410	5,687
OTC - 3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	CAD	2,100,000	148,022	(1,439)	149,461
OTC - 3-Month USD-LIBOR	BRC	Receive	2.750%	06/20/42		$1,400,000	83,853	12,600	71,253
OTC - 3-Month USD-LIBOR	MSC	Receive	2.750%	06/20/42		2,200,000	131,769	21,230	110,539

Total Interest Rate Swaps							$935,423	$58,647	$876,776

Total Swap Agreements							$1,134,665	$1,047,119	$87,546

(l)	As of March 31, 2012, securities with total aggregate values of $239,006 and $953,903 were fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap contracts, respectively. Additionally, $3,000 in cash was segregated as collateral for open swap contracts.

(m)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$3,350,100	$3,350,100	$—	$—
	Preferred Stocks (1)	10,560	10,560	—	—
	Corporate Bonds & Notes	124,930,224	—	124,927,223	3,001
	Senior Loan Notes	1,846,250	—	1,846,250	—
	Mortgage-Backed Securities	239,174,013	—	239,098,713	75,300
	Asset-Backed Securities	22,172,770	—	22,172,770	—
	U.S. Government Agency Issues	57,333,747	—	57,333,747	—
	U.S. Treasury Obligations	137,909,109	—	137,909,109	—
	Foreign Government Bonds & Notes	14,779,442	—	14,779,442	—
	Municipal Bonds	20,892,622	—	20,892,622	—
	Short-Term Investments	9,573,833	2,073,833	7,500,000	—
	Derivatives:
	Credit Contracts
	Swaps	1,100,878	—	1,100,878	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	432,714	—	432,714	—
	Interest Rate Contracts
	Futures	65,304	65,304	—	—
	Swaps	940,411	—	940,411	—

	Total Interest Rate Contracts	1,005,715	65,304	940,411	—

	Total Assets - Derivatives	2,539,307	65,304	2,474,003	—

	Total Assets	634,511,977	5,499,797	628,933,879	78,301

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(2,127,813)	—	(2,127,813)	—
	Derivatives:
	Credit Contracts
	Swaps	(901,636)	—	(901,636)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,772,696)	—	(1,772,696)	—
	Interest Rate Contracts
	Futures	(231,791)	(231,791)	—	—
	Written Options	(456,446)	—	(453,490)	(2,956)
	Swaps	(4,988)	—	(4,988)	—

	Total Interest Rate Contracts	(693,225)	(231,791)	(458,478)	(2,956)

	Total Liabilities - Derivatives	(3,367,557)	(231,791)	(3,132,810)	(2,956)

	Total Liabilities	(5,495,370)	(231,791)	(5,260,623)	(2,956)

	Total	$629,016,607	$5,268,006	$623,673,256	$75,345

See Notes to Financial Statements	B-27	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2012

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

	Convertible Preferred Stocks	Corporate Bonds & Notes	Mortgage- Backed Securities	Asset-Backed Securities	Foreign Government Bonds & Notes	Liabilities Derivatives Interest Rate Contracts Written Options	Total
Value, Beginning of Year	$—	$—	$—	$6,819,355	$848,164	($182,584)	$7,484,935
Purchases	385	7,432	77,837	—	—	—	85,654
Sales (includes paydowns)	—	—	—	(608,343)	(591,300)	—	(1,199,643)
Accrued Discounts (Premiums)	—	—	—	—	—	—	—
Net Realized Gains (Losses)	—	—	—	18,368	(71,505)	107,618	54,481
Change in Net Unrealized Appreciation (Depreciation)	(385)	(4,431)	(2,537)	28,178	(185,359)	72,010	(92,524)
Transfers In	—	—	—	—	—	—	—
Transfers Out	—	—	—	(6,257,558)	—	—	(6,257,558)

Value, End of Year	$—	$3,001	$75,300	$—	$—	($2,956)	$75,345

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($385)	($4,431)	($2,537)	$—	$—	$7,399	$46

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-28	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.4%

Consumer Discretionary - 3.1%

ACE Hardware Corp
9.125% due 06/01/16 ~	$135,000	$142,425
Cox Communications Inc
7.125% due 10/01/12	325,000	335,545
DIRECTV Holdings LLC
4.750% due 10/01/14	650,000	706,862
Easton-Bell Sports Inc
9.750% due 12/01/16	130,000	144,463
NBCUniversal Media LLC
2.100% due 04/01/14	420,000	429,084
Sirius XM Radio Inc
9.750% due 09/01/15 ~	130,000	141,050
Speedway Motorsports Inc
8.750% due 06/01/16	140,000	154,000
Staples Inc
9.750% due 01/15/14	425,000	483,058
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	290,000	303,050
TCM Sub LLC
3.550% due 01/15/15 ~	405,000	428,306
The Interpublic Group of Cos Inc
6.250% due 11/15/14	398,000	435,810
Thomson Reuters Corp (Canada)
5.700% due 10/01/14	250,000	275,890
Ticketmaster Entertainment LLC
10.750% due 08/01/16	135,000	145,969
Time Warner Cable Inc
5.400% due 07/02/12	381,000	385,371
8.250% due 02/14/14	175,000	198,204
Wendy’s/Arby’s Restaurant
10.000% due 07/15/16	50,000	54,750

		4,763,837

Consumer Staples - 2.4%

Altria Group Inc
8.500% due 11/10/13	418,000	467,224
Anheuser-Busch InBev Worldwide Inc
1.500% due 07/14/14	210,000	213,182
3.000% due 10/15/12	375,000	379,907
5.375% due 11/15/14	75,000	83,327
BAT International Finance PLC (United Kingdom)
8.125% due 11/15/13 ~	150,000	165,911
Coca-Cola Amatil Ltd (Australia)
3.250% due 11/02/14 ~	400,000	417,260
H.J. Heinz Co
1.500% due 03/01/17	255,000	253,417
Kraft Foods Inc
2.625% due 05/08/13	275,000	280,345
PepsiCo Inc
0.750% due 03/05/15	250,000	249,202
Pernod-Ricard SA (France)
2.950% due 01/15/17 ~	360,000	363,969
Philip Morris International Inc
1.625% due 03/20/17	385,000	383,594
SABMiller Holdings Inc
1.850% due 01/15/15 ~	330,000	334,658
The Kroger Co
6.750% due 04/15/12	100,000	100,184

		3,692,180

Energy - 6.1%

Apache Corp
6.000% due 09/15/13	400,000	431,095
BG Energy Capital PLC (United Kingdom)
2.875% due 10/15/16 ~	450,000	465,943

	Principal Amount	Value
Bill Barrett Corp
9.875% due 07/15/16	$75,000	$82,875
Canadian Natural Resources Ltd (Canada)
5.150% due 02/01/13	300,000	311,062
5.450% due 10/01/12	315,000	322,386
DCP Midstream LLC
9.700% due 12/01/13 ~	230,000	257,295
Devon Energy Corp
2.400% due 07/15/16	425,000	436,965
Diamond Offshore Drilling Inc
5.150% due 09/01/14	284,000	309,081
Ensco PLC (United Kingdom)
3.250% due 03/15/16	500,000	522,016
Enterprise Products Operating LLC
4.600% due 08/01/12	150,000	152,000
6.375% due 02/01/13	100,000	104,318
Florida Gas Transmission Co LLC
4.000% due 07/15/15 ~	165,000	171,559
Gazprom OAO Via Gaz Capital SA (Luxembourg)
4.950% due 05/23/16 ~	360,000	374,857
Kinder Morgan Energy Partners LP
3.500% due 03/01/16	85,000	89,599
5.125% due 11/15/14	140,000	153,046
Kinder Morgan Kansas Inc
6.500% due 09/01/12	470,000	480,575
Magellan Midstream Partners LP
6.450% due 06/01/14	225,000	248,069
Noble Corp (Cayman)
5.875% due 06/01/13	365,000	384,576
Noble Holding International Ltd (Cayman)
2.500% due 03/15/17	65,000	65,597
3.450% due 08/01/15	110,000	115,900
7.375% due 03/15/14	55,000	61,035
Occidental Petroleum Corp
1.450% due 12/13/13	500,000	507,506
1.750% due 02/15/17	305,000	308,677
Petrohawk Energy Corp
10.500% due 08/01/14	125,000	139,844
Phillips 66
1.950% due 03/05/15 ~	290,000	292,213
Plains All American Pipeline LP
4.250% due 09/01/12	590,000	597,215
Regency Energy Partners LP
9.375% due 06/01/16	50,000	55,188
SeaRiver Maritime Inc
0.00% due 09/01/12	315,000	312,615
TransCanada Pipelines Ltd (Canada)
0.875% due 03/02/15	120,000	119,842
Transocean Inc (Cayman)
5.050% due 12/15/16	130,000	139,337
5.250% due 03/15/13	508,000	525,801
Williams Partners LP
3.800% due 02/15/15	325,000	345,581
Woodside Finance Ltd (Australia)
4.500% due 11/10/14 ~	275,000	292,063
XTO Energy Inc
7.500% due 04/15/12	300,000	300,557

		9,476,288

Financials - 20.6%

ACE INA Holdings Inc
5.875% due 06/15/14	370,000	407,757
Aflac Inc
2.650% due 02/15/17	75,000	75,917
American Express Centurion Bank
5.550% due 10/17/12	250,000	256,457
American Express Credit Corp
5.125% due 08/25/14	460,000	500,533
American Honda Finance Corp
1.450% due 02/27/15 ~	650,000	653,482

See Notes to Financial Statements	B-29	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
American International Group Inc
3.000% due 03/20/15	$175,000	$176,329
4.250% due 09/15/14	410,000	423,450
Banco Bilbao Vizcaya Argentaria SA
2.450% due 06/22/12	2,400,000	2,412,046
Bank of America Corp
1.973% due 01/30/14 §	475,000	466,608
Bank of Scotland PLC (United Kingdom)
5.250% due 02/21/17 ~	100,000	109,649
Barclays Bank PLC (United Kingdom)
5.200% due 07/10/14	700,000	742,214
BB&T Corp
3.850% due 07/27/12	250,000	252,670
5.700% due 04/30/14	350,000	383,522
Berkshire Hathaway Inc
2.200% due 08/15/16	630,000	653,104
Capital One Financial Corp
2.125% due 07/15/14	135,000	135,833
2.150% due 03/23/15	245,000	245,554
7.375% due 05/23/14	275,000	304,545
Caterpillar Financial Services Corp
0.871% due 04/01/14 §	600,000	603,090
Citigroup Inc
1.511% due 04/01/14 §	800,000	786,483
Commonwealth Bank of Australia (Australia)
1.950% due 03/16/15	425,000	428,153
Daimler Finance North America LLC
1.083% due 03/28/14 § ~	500,000	497,275
1.875% due 09/15/14 ~	190,000	192,821
DNB Bank ASA (Norway)
3.200% due 04/03/17 ~	585,000	587,845
Fifth Third Bancorp
3.625% due 01/25/16	85,000	89,585
6.250% due 05/01/13	175,000	184,105
Fifth Third Bank
0.605% due 05/17/13 §	250,000	247,899
General Electric Capital Corp
1.213% due 04/07/14 §	1,175,000	1,177,316
2.375% due 06/30/15	85,000	86,420
General Motors Acceptance Corp
6.625% due 05/15/12	140,000	141,103
HSBC Finance Corp
0.817% due 01/15/14 §	100,000	97,224
0.831% due 04/24/12 §	250,000	250,034
HSBC USA Inc
2.375% due 02/13/15	585,000	589,417
Hyundai Capital Services Inc (South Korea)
3.500% due 09/13/17 ~	200,000	200,667
4.375% due 07/27/16 ~	325,000	340,234
Intesa Sanpaolo SPA (Italy)
2.375% due 12/21/12	275,000	270,615
JPMorgan Chase & Co
1.224% due 05/02/14 §	750,000	751,737
1.361% due 01/24/14 §	400,000	401,990
KeyCorp
3.750% due 08/13/15	325,000	343,802
Kilroy Realty LP
5.000% due 11/03/15	405,000	432,921
MassMutual Global Funding II
0.973% due 09/27/13 § ~	450,000	449,896
MetLife Inc
2.375% due 02/06/14	125,000	128,153
Metropolitan Life Global Funding I
2.500% due 01/11/13 ~	525,000	530,568
5.125% due 06/10/14 ~	250,000	271,606
Morgan Stanley
2.161% due 01/24/14 §	1,000,000	973,419
National Australia Bank Ltd (Australia)
2.350% due 11/16/12 ~	325,000	328,577

	Principal Amount	Value
National Rural Utilities Cooperative Finance Corp
1.000% due 02/02/15	$80,000	$80,154
New York Life Global Funding
2.450% due 07/14/16 ~	580,000	597,819
Nordea Bank AB (Sweden)
2.125% due 01/14/14 ~	760,000	762,873
PACCAR Financial Corp
1.600% due 03/15/17	485,000	481,518
PNC Funding Corp
3.625% due 02/08/15	350,000	372,334
Principal Financial Group Inc
7.875% due 05/15/14	360,000	397,567
Prudential Financial Inc
2.750% due 01/14/13	325,000	329,706
5.100% due 09/20/14	100,000	108,269
RCI Banque SA (France)
2.451% due 04/11/14 § ~	200,000	193,430
Regions Financial Corp
5.750% due 06/15/15	200,000	211,500
Royal Bank of Canada (Canada)
0.867% due 04/17/14 §	700,000	702,195
Simon Property Group LP
4.200% due 02/01/15	275,000	294,580
SLM Corp
5.125% due 08/27/12	710,000	715,380
Societe Generale SA (France)
2.500% due 01/15/14 ~	225,000	222,440
Standard Chartered PLC (United Kingdom)
3.850% due 04/27/15 ~	175,000	181,865
Sumitomo Mitsui Banking Corp (Japan)
1.900% due 01/12/15 ~	705,000	711,262
Sun Life Financial Global Funding III LP
0.853% due 10/06/13 § ~	375,000	371,180
The Bank of New York Mellon Corp
4.950% due 11/01/12	1,199,000	1,229,977
The Goldman Sachs Group Inc
1.527% due 02/07/14 §	805,000	790,877
The Toronto-Dominion Bank (Canada)
0.739% due 07/26/13 §	230,000	230,750
0.867% due 07/14/14 §	235,000	236,049
Toyota Motor Credit Corp
2.000% due 09/15/16	585,000	597,486
U.S. Bancorp
2.200% due 11/15/16	645,000	658,089
UBS AG (Switzerland)
1.553% due 01/28/14 §	400,000	398,662
Volkswagen International Finance NV (Netherlands)
1.625% due 03/22/15 ~	595,000	595,411
WEA Finance LLC
5.400% due 10/01/12 ~	375,000	382,874
Wells Fargo & Co
1.250% due 02/13/15	500,000	498,308

		31,935,180

Health Care - 3.0%

Aristotle Holding Inc
2.750% due 11/21/14 ~	275,000	282,703
Baxter International Inc
1.850% due 01/15/17	145,000	146,981
Boston Scientific Corp
4.500% due 01/15/15	600,000	644,051
Cardinal Health Inc
5.500% due 06/15/13	505,000	531,988
Express Scripts Inc
3.125% due 05/15/16	250,000	260,527
5.250% due 06/15/12	545,000	549,655
6.250% due 06/15/14	100,000	109,981
Gilead Sciences Inc
2.400% due 12/01/14	245,000	253,601

See Notes to Financial Statements	B-30	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Life Technologies Corp
3.375% due 03/01/13	$500,000	$508,846
4.400% due 03/01/15	225,000	240,634
Teva Pharmaceutical Finance III BV (Netherlands)
0.974% due 03/21/14 §	50,000	50,158
UnitedHealth Group Inc
1.875% due 11/15/16	155,000	156,597
Watson Pharmaceuticals Inc
5.000% due 08/15/14	365,000	390,965
WellPoint Inc
6.000% due 02/15/14	300,000	326,709
6.800% due 08/01/12	250,000	255,047

		4,708,443

Industrials - 2.3%

ACCO Brands Corp
10.625% due 03/15/15	125,000	136,720
Casella Waste Systems Inc
11.000% due 07/15/14	125,000	134,375
CSX Corp
5.750% due 03/15/13	225,000	235,248
Delta Air Lines Inc
12.250% due 03/15/15 ~	125,000	135,313
ERAC USA Finance LLC
2.750% due 07/01/13 ~	915,000	926,323
2.750% due 03/15/17 ~	175,000	174,982
GATX Corp
3.500% due 07/15/16	360,000	366,414
John Deere Capital Corp
4.950% due 12/17/12	450,000	464,302
Roper Industries Inc
6.625% due 08/15/13	150,000	159,689
Southwest Airlines Co
5.250% due 10/01/14	315,000	338,909
United Air Lines Inc
9.875% due 08/01/13 ~	135,000	142,425
Waste Management Inc
5.000% due 03/15/14	150,000	161,217
6.375% due 11/15/12	250,000	258,444

		3,634,361

Information Technology - 1.9%

Broadcom Corp
1.500% due 11/01/13	150,000	151,741
2.375% due 11/01/15	200,000	208,369
Fiserv Inc
3.125% due 06/15/16	425,000	434,625
Hewlett-Packard Co
2.350% due 03/15/15	340,000	346,709
2.600% due 09/15/17	300,000	300,118
HP Enterprise Services LLC
6.000% due 08/01/13	375,000	398,651
International Business Machines Corp
0.550% due 02/06/15	400,000	398,193
Xerox Corp
1.318% due 05/16/14 §	400,000	397,157
2.950% due 03/15/17	70,000	70,798
5.650% due 05/15/13	275,000	287,846

		2,994,207

Materials - 2.2%

ArcelorMittal (Luxembourg)
3.750% due 02/25/15	60,000	61,018
5.375% due 06/01/13	275,000	285,480
Barrick Gold Financeco LLC
6.125% due 09/15/13	400,000	429,156
BHP Billiton Finance USA Ltd (Australia)
1.000% due 02/24/15	715,000	714,775
1.125% due 11/21/14	500,000	503,738

	Principal Amount	Value
CRH America Inc
5.300% due 10/15/13	$150,000	$157,524
Ecolab Inc
2.375% due 12/08/14	280,000	290,168
Rio Tinto Finance USA Ltd (Australia)
8.950% due 05/01/14	390,000	452,306
The Dow Chemical Co
2.500% due 02/15/16	475,000	487,944

		3,382,109

Telecommunication Services - 3.2%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	275,000	279,706
3.625% due 03/30/15	200,000	212,437
American Tower Corp REIT
4.625% due 04/01/15	525,000	559,607
AT&T Inc
0.875% due 02/13/15	310,000	308,380
British Telecommunications PLC (United Kingdom)
5.150% due 01/15/13	350,000	361,689
CenturyLink Inc
7.875% due 08/15/12	175,000	179,041
Crown Castle Towers LLC
4.523% due 01/15/15 ~	550,000	575,607
Digicel Ltd (Bermuda)
12.000% due 04/01/14 ~	125,000	140,313
GTP Acquisition Partners I LLC
4.347% due 06/15/16 ~	190,000	195,810
Rogers Communications Inc (Canada)
6.250% due 06/15/13	300,000	319,113
Telecom Italia Capital SA (Luxembourg)
5.250% due 11/15/13	565,000	581,950
Telefonica Emisiones SAU (Spain)
5.855% due 02/04/13	450,000	465,356
Verizon Virginia Inc
4.625% due 03/15/13	790,000	819,909

		4,998,918

Utilities - 4.6%

Abu Dhabi National Energy Co (United Arab Emirates)
5.620% due 10/25/12 ~	450,000	461,250
CenterPoint Energy Resources Corp
7.875% due 04/01/13	75,000	80,029
CMS Energy Corp
2.750% due 05/15/14	375,000	377,007
Commonwealth Edison Co
1.625% due 01/15/14	450,000	457,295
1.950% due 09/01/16	120,000	122,027
Dominion Resources Inc
1.800% due 03/15/14	325,000	332,175
1.950% due 08/15/16	165,000	167,410
Duke Energy Corp
2.150% due 11/15/16	460,000	469,309
Enel Finance International NV (Netherlands)
5.700% due 01/15/13 ~	250,000	255,036
Georgia Power Co
1.300% due 09/15/13	325,000	328,476
Great Plains Energy Inc
2.750% due 08/15/13	225,000	228,912
Iberdrola Finance Ireland Ltd (Ireland)
3.800% due 09/11/14 ~	275,000	282,364
Korea Hydro & Nuclear Power Co Ltd (South Korea)
3.125% due 09/16/15 ~	275,000	280,584
MidAmerican Energy Holdings Co
3.150% due 07/15/12	525,000	528,700
5.000% due 02/15/14	250,000	268,867
Mississippi Power Co
2.350% due 10/15/16	120,000	123,907

See Notes to Financial Statements	B-31	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Nisource Finance Corp
5.400% due 07/15/14	$260,000	$282,846
6.150% due 03/01/13	334,000	348,988
PacifiCorp
5.450% due 09/15/13	200,000	213,183
Progress Energy Inc
6.050% due 03/15/14	150,000	164,549
PSEG Power LLC
2.750% due 09/15/16	130,000	131,348
Sempra Energy
1.234% due 03/15/14 §	450,000	450,364
Southern Co
1.950% due 09/01/16	145,000	147,449
Veolia Environnement SA (France)
5.250% due 06/03/13	250,000	260,602
Wisconsin Electric Power Co
6.000% due 04/01/14	375,000	414,186

		7,176,863

Total Corporate Bonds & Notes
(Cost $76,220,152)		76,762,386

MORTGAGE-BACKED SECURITIES - 25.1%

Collateralized Mortgage Obligations - Commercial - 4.0%

Bear Stearns Commercial Mortgage Securities
4.674% due 06/11/41 “	150,000	163,534
4.715% due 02/11/41 “	635,000	667,664
4.978% due 07/11/42 “ §	625,000	673,664
5.116% due 02/11/41 “ §	260,000	284,422
5.200% due 01/12/41 “ §	625,000	664,870
Citigroup Commercial Mortgage Trust
5.361% due 04/15/40 “ §	305,000	327,724
Commercial Mortgage Pass-Through Certificates
1.156% due 07/10/16 “	90,000	90,281
5.357% due 07/10/37 “ §	100,000	108,116
Credit Suisse First Boston Mortgage Securities Corp
4.940% due 12/15/35 “	595,414	603,712
DBUBS Mortgage Trust
2.238% due 08/10/44 “	190,974	195,859
GS Mortgage Securities Corp II
5.553% due 04/10/38 “ §	320,000	355,891
JP Morgan Chase Commercial Mortgage Securities Corp
4.719% due 01/15/38 “	330,000	346,551
5.355% due 06/12/41 “ §	620,000	668,977
LB-UBS Commercial Mortgage Trust
4.954% due 09/15/30 “	75,000	82,639
Morgan Stanley Capital I
5.270% due 06/13/41 “ §	620,000	668,941
WF-RBS Commercial Mortgage Trust
1.607% due 06/15/44 “ ~	298,550	300,750

		6,203,595

Collateralized Mortgage Obligations - Residential - 2.8%

Fannie Mae
5.000% due 08/25/19 “	550,243	593,101
Fosse Master Issuer PLC (United Kingdom)
1.965% due 10/18/54 “ § ~	200,000	200,857
Freddie Mac
0.692% due 05/15/36 “ §	73,090	73,202
0.742% due 08/15/41 “ §	516,255	517,179
Holmes Master Issuer PLC
2.165% due 10/15/54 “ ~	275,000	276,204
NCUA Guaranteed Notes
0.623% due 03/06/20 “ §	377,251	377,017
0.623% due 04/06/20 “ §	367,867	368,096
0.642% due 03/11/20 “ §	418,339	418,601
0.643% due 05/07/20 “ §	367,112	367,584

	Principal Amount	Value
Silverstone Master Issuer PLC (United Kingdom)
1.792% due 01/21/55 “ § ~	$525,000	$528,780
2.111% due 01/21/55 “ § ~	315,000	313,633
Structured Adjustable Rate Mortgage Loan Trust
2.616% due 11/25/34 “ §	284,163	257,190

		4,291,444

Fannie Mae - 17.2%

2.105% due 01/01/35 “ §	1,215,536	1,293,380
2.381% due 09/01/34 “ §	903,520	953,611
2.497% due 11/01/34 “ §	685,435	729,952
2.626% due 09/01/35 “ §	1,063,390	1,135,043
3.000% due 02/01/27 “	482,467	500,841
3.500% due 03/01/26-01/01/27 “	4,008,381	4,209,956
4.000% due 04/01/26-09/01/26 “	3,756,575	3,991,877
4.500% due 04/01/24-09/01/25 “	4,962,798	5,316,302
5.000% due 07/01/19-07/01/41 “	1,724,429	1,868,551
5.500% due 10/01/35-10/01/38 “	5,665,303	6,187,862
6.000% due 11/01/35 “	536,616	594,205

		26,781,580

Freddie Mac - 1.1%

5.000% due 11/01/16-04/01/18 “	157,003	168,986
5.500% due 01/01/20-12/01/39 “	1,434,498	1,561,917

		1,730,903

Total Mortgage-Backed Securities
(Cost $38,793,198)		39,007,522

ASSET-BACKED SECURITIES - 11.1%

Ally Auto Receivables Trust
0.930% due 02/15/16 “	155,000	155,308
Ally Master Owner Trust
2.150% due 01/15/16 “	385,000	393,378
American Express Credit Account Master Trust
0.412% due 04/17/17 “ §	315,000	315,831
AmeriCredit Automobile Receivables Trust
1.170% due 05/09/16 “	345,000	345,735
1.730% due 02/08/17 “	200,000	200,307
Bank of America Auto Trust
1.670% due 12/15/13 “ ~	82,613	82,763
BMW Vehicle Owner Trust
0.760% due 08/25/15 “	255,000	255,498
Capital Auto Receivables Asset Trust
8.250% due 01/15/15 “ ~	365,000	394,691
CarMax Auto Owner Trust
0.890% due 09/15/16 “	380,000	379,585
0.910% due 12/15/15 “	330,000	331,087
CNH Equipment Trust
0.910% due 08/15/16 “	300,000	300,922
0.940% due 05/15/17 “	150,000	150,306
1.030% due 11/17/14 “	46,749	46,853
5.170% due 10/15/14 “	80,854	82,204
College Loan Corp Trust
0.660% due 07/25/24 “ §	1,000,000	949,965
0.720% due 04/25/21 “ §	817,249	815,859
Collegiate Funding Services Education Loan Trust
0.563% due 12/28/21 “ §	293,372	289,319
Ford Credit Auto Owner Trust
0.850% due 01/15/15 “	210,000	210,064
1.350% due 12/15/16 “	435,000	439,665
1.510% due 01/15/14 “	205,660	206,285
4.050% due 10/15/16 “	100,000	105,616
6.070% due 05/15/14 “	185,274	190,023
Ford Credit Floorplan Master Owner Trust
4.200% due 02/15/17 “ ~	365,000	395,290
4.990% due 02/15/17 “ ~	260,000	279,436

See Notes to Financial Statements	B-32	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
GE Capital Credit Card Master Note Trust
1.030% due 01/15/18 “	$535,000	$537,666
GE Dealer Floorplan Master Note Trust
0.842% due 07/20/16 “ §	270,000	270,000
Honda Auto Receivables Owner Trust
0.770% due 01/15/16 “	725,000	725,233
Huntington Auto Trust
0.810% due 09/15/16 “ ~	470,000	470,597
1.010% due 01/15/16 “ ~	240,000	241,167
Hyundai Auto Receivables Trust
0.720% due 03/15/16 “	205,000	205,061
John Deere Owner Trust
1.320% due 05/15/14 “	53,605	53,768
Mercedes-Benz Auto Lease Trust
0.880% due 11/17/14 “	220,000	221,158
1.070% due 11/15/17 “	180,000	180,258
Mercedes-Benz Auto Receivables Trust
1.220% due 12/15/17 “	680,000	686,055
Nissan Auto Lease Trust
0.920% due 02/16/15 “	375,000	374,948
1.040% due 08/15/14 “	680,000	682,564
Nissan Auto Receivables Owner Trust
0.730% due 05/16/16 “	505,000	504,835
Northstar Education Finance Inc
0.673% due 04/28/16 “ §	496,898	484,660
SLM Student Loan Trust
0.560% due 07/25/17 “ §	312,789	310,562
0.590% due 07/25/18 “ §	1,044,947	1,040,521
SMART Trust (Australia)
1.040% due 09/14/14 “ ~	275,000	274,918
1.540% due 03/14/15 “ ~	100,000	100,665
Student Loan Consolidation Center
1.462% due 10/25/27 “ § ~	271,894	267,498
SunTrust Student Loan Trust
0.653% due 07/28/20 “ § ~	319,221	318,145
Volkswagen Auto Loan Enhanced Trust
0.850% due 08/22/16 “	245,000	245,563
World Financial Network Credit Card Master Trust
0.372% due 02/15/17 “ § ~	1,100,000	1,095,999
3.790% due 05/15/16 “	400,000	403,651
World Omni Auto Receivables Trust
5.120% due 05/15/14 “	265,776	271,235

Total Asset-Backed Securities
(Cost $17,306,780)		17,282,717

U.S. GOVERNMENT AGENCY ISSUES - 4.5%

Fannie Mae
0.750% due 12/19/14	1,055,000	1,060,285
0.875% due 08/28/14	990,000	999,011
1.000% due 09/23/13	525,000	530,158
Freddie Mac
0.500% due 04/17/15	730,000	727,519
0.750% due 11/25/14	700,000	704,056
0.875% due 10/28/13	1,325,000	1,336,394
1.625% due 11/21/12	1,275,000	1,286,768
4.500% due 01/15/13	300,000	310,150

Total U.S. Government Agency Issues
(Cost $6,940,840)		6,954,341

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 3.7%

U.S. Treasury Inflation Protected Securities - 2.3%

0.500% due 04/15/15 ^	$763,419	$810,060
3.000% due 07/15/12 ^	2,627,198	2,687,952

		3,498,012

U.S. Treasury Notes - 1.4%

1.000% due 10/31/16	1,910,000	1,914,477
1.500% due 07/31/16	275,000	282,154

		2,196,631

Total U.S. Treasury Obligations
(Cost $5,651,867)		5,694,643

MUNICIPAL BONDS - 0.5%

Florida Hurricane Catastrophe Fund Finance Corp ‘A’
1.022% due 10/15/12 §	690,000	690,055

Total Municipal Bonds
(Cost $690,000)		690,055

	Shares
SHORT-TERM INVESTMENT - 4.9%

Money Market Fund - 4.9%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	7,657,496	7,657,496

Total Short-Term Investment
(Cost $7,657,496)		7,657,496

TOTAL INVESTMENTS - 99.2%
(Cost $153,260,333)		154,049,160

OTHER ASSETS & LIABILITIES, NET - 0.8%		1,318,688

NET ASSETS - 100.0%		$155,367,848

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	49.4%
Mortgage-Backed Securities	25.1%
Asset-Backed Securities	11.1%
Short-Term Investment	4.9%
U.S. Government Agency Issues	4.5%
U.S. Treasury Obligations	3.7%
Municipal Bonds	0.5%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

See Notes to Financial Statements	B-33	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2012

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	9.0%
AA / U.S. Government & Agency Issues	40.0%
A	22.0%
BBB	21.0%
BB	2.0%
Not Rated	6.0%

100.0%

(c)	Forward foreign currency contracts outstanding as of March 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Buy	CNY	6,495,000	06/12	GSC	$13,067
Sell	CNY	485,000	06/12	DUB	(1,118)
Sell	CNY	6,010,000	06/12	CSF	(14,780)

					($2,831)

Total Forward Foreign Currency Contracts

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$76,762,386	$—	$76,762,386	$—
	Mortgage-Backed Securities	39,007,522	—	38,630,505	377,017
	Asset-Backed Securities	17,282,717	—	17,282,717	—
	U.S. Government Agency Issues	6,954,341	—	6,954,341	—
	U.S. Treasury Obligations	5,694,643	—	5,694,643	—
	Municipal Bonds	690,055	—	690,055	—
	Short-Term Investment	7,657,496	7,657,496		—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	13,067	—	13,067	—

	Total Assets	154,062,227	7,657,496	146,027,714	377,017

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(15,898)	—	(15,898)	—

	Total Liabilities	(15,898)	—	(15,898)	—

	Total	$154,046,329	$7,657,496	$146,011,816	$377,017

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

	Mortgage- Backed Securities	Asset- Backed Securities	Total
Value, Beginning of Year	$1,000,000	$299,330	$1,299,330
Purchases	—	—	—
Sales (includes paydowns)	(186,425)	(20,851)	(207,276)
Accrued Discount (Premiums)	—	—	—
Net Realized Gains (Losses)	—	—	—
Change in Net Unrealized Depreciation	(17,957)	(10,980)	(28,937)
Transfers In	—	—	—
Transfers Out	(418,601)	(267,499)	(686,100)

Value, End of Year	$377,017	$—	$377,017

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, If Applicable	$77	$—	$77

See Notes to Financial Statements	B-34	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 75.0%

Consumer Discretionary - 12.9%

DIRECTV Holdings LLC
3.125% due 02/15/16	$250,000	$259,534
NBCUniversal Media LLC
2.875% due 04/01/16	250,000	259,992
The Interpublic Group of Cos Inc
6.250% due 11/15/14	250,000	273,750
Time Warner Cable Inc
3.500% due 02/01/15	250,000	264,982
Viacom Inc
1.250% due 02/27/15	250,000	249,921
Virgin Media Secured Finance PLC (United Kingdom)
6.500% due 01/15/18	250,000	272,813

		1,580,992

Consumer Staples - 7.1%

Kraft Foods Inc
1.457% due 07/10/13 §	250,000	251,688
Pernod-Ricard SA (France)
2.950% due 01/15/17 ~	250,000	252,757
Reynolds Group Issuer Inc
8.750% due 10/15/16 ~	100,000	106,250
SABMiller Holdings Inc
1.850% due 01/15/15 ~	250,000	253,528

		864,223

Energy - 14.8%

Enterprise Products Operating LLC
3.700% due 06/01/15	250,000	267,452
Kinder Morgan Kansas Inc
5.150% due 03/01/15	250,000	263,750
Korea National Oil Corp (South Korea)
3.125% due 04/03/17 ~	250,000	250,029
Petrobras International Finance Co (Cayman)
2.875% due 02/06/15	500,000	514,291
Phillips 66
1.950% due 03/05/15 ~	250,000	251,908
Williams Partners LP
3.800% due 02/15/15	250,000	265,831

		1,813,261

Financials - 18.8%

Bank of America Corp
1.973% due 01/30/14 §	250,000	245,583
BRE Properties Inc REIT
5.500% due 03/15/17	250,000	276,208
Capital One Financial Corp
2.150% due 03/23/15	250,000	250,565
Citigroup Inc
2.650% due 03/02/15	250,000	250,128
Commonwealth Bank of Australia (Australia)
1.950% due 03/16/15	250,000	251,855
ERP Operating LP REIT
5.200% due 04/01/13	250,000	258,425
Ford Motor Credit Co LLC
3.875% due 01/15/15	250,000	252,606
Metropolitan Life Global Funding I
2.000% due 01/09/15 ~	250,000	252,819
Westfield Capital Corp (Multi-National)
5.125% due 11/15/14 ~	250,000	266,453

		2,304,642

	Principal Amount	Value
Health Care - 3.1%

Aristotle Holding Inc
2.100% due 02/12/15 ~	$250,000	$253,256
HCA Inc
6.300% due 10/01/12	125,000	127,500

		380,756

Industrials - 5.0%

Avis Budget Car Rental LLC
3.003% due 05/15/14 §	100,000	98,500
Hutchison Whampoa International 11 Ltd (Cayman)
3.500% due 01/13/17 ~	250,000	254,239
International Lease Finance Corp
5.650% due 06/01/14	250,000	255,625

		608,364

Information Technology - 6.1%

Hewlett-Packard Co
0.891% due 05/30/14 §	250,000	247,265
Tyco Electronics Group SA (Luxembourg)
1.600% due 02/03/15	250,000	250,613
Xerox Corp
1.874% due 09/13/13 §	250,000	252,321

		750,199

Materials - 5.0%

ArcelorMittal (Luxembourg)
3.750% due 02/25/15	250,000	254,241
Ball Corp
7.125% due 09/01/16	100,000	109,500
Xstrata Canada Financial Corp (Canada)
2.850% due 11/10/14 ~	250,000	254,673

		618,414

Utilities - 2.2%

The AES Corp
7.750% due 03/01/14	250,000	271,250

Total Corporate Bonds & Notes
(Cost $9,067,767)		9,192,101

SENIOR LOAN NOTES - 18.7%

Consumer Discretionary - 4.1%

Capital Automotive LP Tranche B
5.250% due 03/11/17 §	246,621	244,566
Lord & Taylor Holdings LLC
5.750% due 01/11/19 §	250,000	251,771

		496,337

Financials - 0.3%

Fidelity National Information Services Inc Term B
4.250% due 07/18/16 §	40,000	40,275

Health Care - 2.1%

Warner Chilcott Co LLC
Term B-1
4.250% due 03/15/18 §	113,998	114,048
Term B-2
4.250% due 03/15/18 §	56,999	57,024
WC Luxco SARL Term B-3
4.250% due 03/15/18 §	78,374	78,408

		249,480

See Notes to Financial Statements	B-35	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SHORT DURATION INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Industrials - 4.1%

AWAS Finance Luxembourg SARL Term B
5.250% due 06/10/16 §	$244,444	$245,972
Flying Fortress Inc Term B
5.000% due 06/30/17 §	250,000	252,188

		498,160

Information Technology - 6.1%

Semtech Corp Term B
4.250% due 03/20/17 §	250,000	250,000
VanTiv LLC Tranche B
due 02/24/19 ¥	250,000	250,547
Verifone Inc Term B
4.250% due 12/28/18 §	249,375	250,341

		750,888

Telecommunication Services - 2.0%

Crown Castle Operating Co Tranche B
4.000% due 01/31/19 §	249,375	248,405

Total Senior Loan Notes
(Cost $2,270,544)		2,283,545

U.S. TREASURY OBLIGATIONS - 3.9%

U.S. Treasury Notes - 3.9%

0.250% due 11/30/13	50,000	49,953
0.875% due 11/30/16	175,000	174,262
1.375% due 12/31/18	250,000	247,305

Total U.S. Treasury Obligations
(Cost $475,101)		471,520

FOREIGN GOVERNMENT BONDS & NOTES - 1.6%

Russian Foreign Bond (Russia)
3.250% due 04/04/17 ~	200,000	200,100

Total Foreign Government Bonds & Notes
(Cost $199,314)		200,100

	Shares	Value
SHORT-TERM INVESTMENT - 5.8%

Money Market Fund - 5.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	711,109	$711,109

Total Short-Term Investment
(Cost $711,109)		711,109

TOTAL INVESTMENTS - 105.0%
(Cost $12,723,835)		12,858,375
OTHER ASSETS & LIABILITIES, NET - (5.0%)		(607,151)

NET ASSETS - 100.0%		$12,251,224

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	75.0%
Senior Loan Notes	18.7%
Short-Term Investment	5.8%
U.S. Treasury Obligations	3.9%
Foreign Government Bonds & Notes	1.6%

105.0%
Other Assets & Liabilities, Net	(5.0%)

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government & Agency Issues	8.0%
A	8.3%
BBB	57.3%
BB	14.7%
B	5.9%
Not Rated	5.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$9,192,101	$—	$9,192,101	$—
	Senior Loan Notes	2,283,545	—	2,283,545	—
	U.S. Treasury Obligations	471,520	—	471,520	—
	Foreign Government Bonds & Notes	200,100	—	200,100	—
	Short-Term Investment	711,109	711,109	—	—

	Total	$12,858,375	$711,109	$12,147,266	$—

See Notes to Financial Statements	B-36	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 0.4%

Consumer Discretionary - 0.1%

MGM Resorts International *	1,900	$25,878

Industrials - 0.2%

Kansas City Southern *	400	28,676

Materials - 0.1%

Barrick Gold Corp (Canada)	500	21,740

Total Common Stocks
(Cost $76,813)		76,294

EXCHANGE-TRADED FUNDS - 7.6%

PowerShares Senior Loan Portfolio	31,341	770,362
SPDR Barclays Capital High Yield Bond	15,000	590,550

Total Exchange-Traded Funds
(Cost $1,329,235)		1,360,912

	Principal Amount
CORPORATE BONDS & NOTES - 87.2%

Consumer Discretionary - 15.4%

99 Cents Only Stores
11.000% due 12/15/19 ~	$100,000	107,500
Ameristar Casinos Inc
7.500% due 04/15/21	100,000	105,375
ARAMARK Holdings Corp
8.625% due 05/01/16 ~	100,000	102,750
Caesars Operating Escrow LLC
8.500% due 02/15/20 ~	100,000	102,000
Chrysler Group LLC
8.250% due 06/15/21	100,000	101,500
CityCenter Holdings LLC
7.625% due 01/15/16	100,000	106,000
Dana Holding Corp
6.750% due 02/15/21	100,000	107,000
DISH DBS Corp
6.750% due 06/01/21	100,000	108,250
Harrah’s Operating Co
11.250% due 06/01/17	100,000	109,500
Hyatt Hotels Corp
6.875% due 08/15/19 ~	100,000	115,431
Jarden Corp
7.500% due 01/15/20	100,000	109,000
Jo-Ann Stores Inc
8.125% due 03/15/19 ~	150,000	151,500
Kia Motors Corp (South Korea)
3.625% due 06/14/16 ~	250,000	255,097
Limited Brands Inc
5.625% due 02/15/22	100,000	101,375
Marriott International Inc
3.000% due 03/01/19	250,000	246,185
MGM Resorts International
7.625% due 01/15/17	100,000	103,750
NCL Corp Ltd (Bermuda)
11.750% due 11/15/16	100,000	116,250
NPC International Inc
10.500% due 01/15/20 ~	150,000	164,250

	Principal Amount	Value
The ServiceMaster Co
8.000% due 02/15/20 ~	$100,000	$107,000
Toll Brothers Finance Corp
5.875% due 02/15/22	50,000	51,466
Virgin Media Secured Finance PLC (United Kingdom)
6.500% due 01/15/18	145,000	158,231
Wyndham Worldwide Corp
5.750% due 02/01/18	100,000	111,468

		2,740,878

Consumer Staples - 7.2%

Constellation Brands Inc
7.250% due 05/15/17	100,000	113,750
Del Monte Corp
7.625% due 02/15/19	200,000	200,000
JBS USA LLC
8.250% due 02/01/20 ~	100,000	103,000
Pernod-Ricard SA (France)
4.250% due 07/15/22 ~	250,000	251,062
Pinnacle Foods Finance LLC
8.250% due 09/01/17	100,000	109,000
Revlon Consumer Products Corp
9.750% due 11/15/15	100,000	108,000
Reynolds Group Issuer Inc
9.250% due 05/15/18 ~	250,000	250,625
9.875% due 08/15/19 ~	50,000	51,188
Spectrum Brands Inc
6.750% due 03/15/20 ~	100,000	101,375

		1,288,000

Energy - 15.7%

Arch Coal Inc
7.250% due 06/15/21 ~	100,000	92,750
Basic Energy Services Inc
7.750% due 02/15/19	100,000	103,000
Chesapeake Midstream Partners LP
6.125% due 07/15/22 ~	100,000	101,250
Cimarex Energy Co
5.875% due 05/01/22	100,000	102,250
Crosstex Energy LP
8.875% due 02/15/18	100,000	106,750
Ensco PLC (United Kingdom)
4.700% due 03/15/21	100,000	108,047
EV Energy Partners LP
8.000% due 04/15/19	150,000	154,500
Hilcorp Energy I LP
7.625% due 04/15/21 ~	100,000	108,500
Holly Energy Partners LP
6.500% due 03/01/20 ~	100,000	101,750
Inergy LP
6.875% due 08/01/21	100,000	96,750
Key Energy Services Inc
6.750% due 03/01/21	100,000	103,250
Kinder Morgan Energy Partners LP
5.800% due 03/15/35	100,000	103,363
Korea National Oil Corp (South Korea)
3.125% due 04/03/17 ~	100,000	100,011
Linn Energy LLC
6.250% due 11/01/19 ~	100,000	97,125
Lukoil International Finance BV (Netherlands)
6.356% due 06/07/17 ~	100,000	109,528
OGX Austria GmbH (Austria)
8.375% due 04/01/22 ~	200,000	202,500
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	200,000	216,272
Plains Exploration & Production Co
6.750% due 02/01/22	250,000	262,500

See Notes to Financial Statements	B-37	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Regency Energy Partners LP
6.875% due 12/01/18	$100,000	$106,250
Sabine Pass LNG LP
7.500% due 11/30/16	100,000	107,750
Samson Investment Co
9.750% due 02/15/20 ~	100,000	101,375
SESI LLC
6.375% due 05/01/19	100,000	106,500
Weatherford International Ltd (Bermuda)
4.500% due 04/15/22	100,000	99,855

		2,791,826

Financials - 11.4%

BRE Properties Inc REIT
5.500% due 03/15/17	250,000	276,208
First Data Corp
7.375% due 06/15/19 ~	100,000	102,375
Ford Motor Credit Co LLC
5.875% due 08/02/21	100,000	108,015
Host Hotels & Resorts LP REIT
6.000% due 11/01/20	250,000	266,250
Hyundai Capital America
4.000% due 06/08/17 ~	250,000	257,103
Neuberger Berman Group LLC
5.875% due 03/15/22 ~	100,000	101,500
Nuveen Investments Inc
10.500% due 11/15/15	150,000	156,187
Raymond James Financial Inc
5.625% due 04/01/24	100,000	102,177
Realogy Corp
7.625% due 01/15/20 ~	100,000	105,000
7.875% due 02/15/19 ~	100,000	100,500
UDR Inc REIT
4.625% due 01/10/22	250,000	256,325
Ventas Realty LP REIT
4.250% due 03/01/22	100,000	97,325
Vornado Realty LP REIT
5.000% due 01/15/22	100,000	102,333

		2,031,298

Health Care - 3.9%

CHS/Community Health Systems Inc
8.000% due 11/15/19 ~	100,000	103,500
DJO Finance LLC
7.750% due 04/15/18	100,000	82,500
HCA Inc
5.875% due 03/15/22	200,000	200,750
Mylan Inc
7.625% due 07/15/17 ~	100,000	110,500
Tenet Healthcare Corp
8.000% due 08/01/20	100,000	103,500
Valeant Pharmaceuticals International
6.750% due 10/01/17 ~	100,000	101,749

		702,499

Industrials - 11.2%

Air Lease Corp
5.625% due 04/01/17 ~	200,000	200,250
Aircastle Ltd (Bermuda)
7.625% due 04/15/20 ~	100,000	100,000
Avis Budget Car Rental LLC
8.250% due 01/15/19	100,000	104,750
BE Aerospace Inc
6.875% due 10/01/20	100,000	110,000
Bombardier Inc (Canada)
5.750% due 03/15/22 ~	100,000	97,750

	Principal Amount	Value
International Lease Finance Corp
5.875% due 04/01/19	$100,000	$96,754
6.750% due 09/01/16 ~	200,000	215,250
Monitronics International Inc
9.125% due 04/01/20 ~	100,000	101,750
Owens Corning
6.500% due 12/01/16	150,000	166,781
RBS Global Inc
11.750% due 08/01/16	250,000	265,313
The Manitowoc Co Inc
9.500% due 02/15/18	100,000	111,000
Tomkins LLC
9.000% due 10/01/18	100,000	111,250
U.S. Airways 2011-1 Pass-Through Trust ‘A’
7.125% due 10/22/23	100,000	105,000
UR Financing Escrow Corp
7.375% due 05/15/20 ~	100,000	102,500
7.625% due 04/15/22 ~	100,000	103,000

		1,991,348

Materials - 14.2%

AK Steel Corp
8.375% due 04/01/22	150,000	146,250
ArcelorMittal (Luxembourg)
6.250% due 02/25/22	250,000	253,145
Ardagh Packaging Finance PLC (Ireland)
9.125% due 10/15/20 ~	100,000	105,250
Berry Plastics Corp
9.500% due 05/15/18	250,000	266,250
Building Materials Corp of America
6.875% due 08/15/18 ~	100,000	105,625
Celulosa Arauco y Constitucion SA (Chile)
4.750% due 01/11/22 ~	250,000	257,064
Domtar Corp
4.400% due 04/01/22	100,000	98,976
FMG Resources August 2006 Property Ltd (Australia)
6.875% due 02/01/18 ~	250,000	251,250
Graphic Packaging International Inc
7.875% due 10/01/18	100,000	111,250
Hexion U.S. Finance Corp
6.625% due 04/15/20 ~	150,000	154,125
Huntsman International LLC
5.500% due 06/30/16	100,000	100,375
Longview Fibre Paper & Packaging Inc
8.000% due 06/01/16 ~	100,000	102,375
Rock-Tenn Co
4.900% due 03/01/22 ~	100,000	100,009
Sealed Air Corp
8.375% due 09/15/21 ~	100,000	112,875
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	250,000	252,263
Xstrata Finance Canada Ltd (Canada)
4.950% due 11/15/21 ~	100,000	104,925

		2,522,007

Telecommunication Services - 5.5%

CenturyLink Inc
6.000% due 04/01/17	200,000	212,801
Cricket Communications Inc
7.750% due 10/15/20	100,000	98,625
Intelsat Luxembourg SA (Luxembourg)
11.250% due 02/04/17	250,000	260,625
MetroPCS Wireless Inc
7.875% due 09/01/18	100,000	105,750

See Notes to Financial Statements	B-38	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL STRATEGIC INCOME FUND

Schedule of Investments (Continued)

March 31, 2012

	Principal Amount	Value
Sprint Nextel Corp
6.000% due 12/01/16	$100,000	$89,750
7.000% due 03/01/20 ~	100,000	101,750
UPCB Finance VI Ltd (Cayman)
6.875% due 01/15/22 ~	100,000	103,750

		973,051

Utilities - 2.7%

Calpine Corp
7.500% due 02/15/21 ~	250,000	268,125
CMS Energy Corp
5.050% due 03/15/22	100,000	101,088
Dominion Resources Inc
4.900% due 08/01/41	100,000	104,979

		474,192

Total Corporate Bonds & Notes
(Cost $15,176,055)		15,515,099

U.S. TREASURY OBLIGATIONS - 2.2%

U.S. Treasury Notes - 2.2%

3.125% due 11/15/41	400,000	382,250

Total U.S. Treasury Obligations
(Cost $406,443)		382,250

	Shares
SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	279,450	279,450

Total Short-Term Investment
(Cost $279,450)		279,450

TOTAL INVESTMENTS - 99.0%
(Cost $17,267,996)		17,614,005

OTHER ASSETS & LIABILITIES, NET - 1.0%		181,857

NET ASSETS - 100.0%		$17,795,862

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Energy	15.7%
Consumer Discretionary	15.5%
Materials	14.3%
Financials	11.4%
Industrials	11.4%
Exchange-Traded Funds	7.6%
Consumer Staples	7.2%
Telecommunications Services	5.5%
Health Care	3.9%
Utilities	2.7%
U.S. Treasury Obligations	2.2%
Short-Term Investment	1.6%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	As of March 31, 2012, the fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AA / U.S. Government & Agency Issues	2.4%
A	2.9%
BBB	26.2%
BB	27.7%
B	27.5%
CCC	10.1%
Not Rated	3.2%

100.0%

(c)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$76,294	$76,294	$—	$—
	Exchange-Traded Funds	1,360,912	1,360,912	—	—
	Corporate Bonds & Notes	15,515,099	—	15,515,099	—
	U.S. Treasury Obligations	382,250	—	382,250	—
	Short-Term Investment	279,450	279,450	—	—

	Total	$17,614,005	$1,716,656	$15,897,349	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-39	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 94.7%

Consumer Discretionary - 14.4%

Carnival Corp (Panama)	35,383	$1,135,087
Comcast Corp ‘A’	243,399	7,304,404
General Motors Co *	113,943	2,922,638
Lowe’s Cos Inc	73,072	2,292,999
News Corp ‘B’	157,289	3,142,634
Staples Inc	103,448	1,673,789
Target Corp	25,062	1,460,363
Time Warner Cable Inc	50,863	4,145,335
Time Warner Inc	49,959	1,885,952
Viacom Inc ‘B’	81,224	3,854,891

		29,818,092

Consumer Staples - 7.0%

Avon Products Inc	33,936	657,001
CVS Caremark Corp	81,841	3,666,477
Kraft Foods Inc ‘A’	86,862	3,301,625
PepsiCo Inc	13,597	902,161
The Procter & Gamble Co	10,941	735,345
Unilever NV ‘NY’ (Netherlands)	96,081	3,269,636
Wal-Mart Stores Inc	31,912	1,953,014

		14,485,259

Energy - 11.9%

BP PLC ADR (United Kingdom)	93,005	4,185,225
Chesapeake Energy Corp	58,966	1,366,242
Chevron Corp	37,372	4,007,773
Halliburton Co	111,909	3,714,260
Murphy Oil Corp	39,176	2,204,434
Noble Corp (Switzerland) *	26,792	1,003,896
QEP Resources Inc	37,666	1,148,813
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	51,979	3,645,287
Weatherford International Ltd (Switzerland) *	221,269	3,338,949

		24,614,879

Financials - 22.2%

Aflac Inc	14,795	680,422
Bank of America Corp	292,934	2,803,378
Citigroup Inc	167,512	6,122,564
Fifth Third Bancorp	123,721	1,738,280
JPMorgan Chase & Co	144,154	6,628,201
MetLife Inc	63,759	2,381,399
Morgan Stanley	99,401	1,952,236
State Street Corp	21,051	957,820
The Allstate Corp	156,657	5,157,148
The Bank of New York Mellon Corp	171,242	4,132,069
The Goldman Sachs Group Inc	15,780	1,962,559
The PNC Financial Services Group Inc	49,400	3,185,806
The Travelers Cos Inc	41,035	2,429,272
U.S. Bancorp	50,236	1,591,476
Wells Fargo & Co	125,472	4,283,614

		46,006,244

Health Care - 13.3%

Bristol-Myers Squibb Co	114,594	3,867,547
Cardinal Health Inc	42,865	1,847,910
GlaxoSmithKline PLC ADR (United Kingdom)	46,771	2,100,486
Merck & Co Inc	96,383	3,701,107
Novartis AG (Switzerland)	13,048	722,143
Pfizer Inc	232,322	5,264,417
Roche Holding AG ADR (Switzerland)	39,152	1,708,593
Sanofi ADR (France)	55,202	2,139,078
UnitedHealth Group Inc	69,514	4,097,155
WellPoint Inc	28,027	2,068,393

		27,516,829

	Shares	Value
Industrials - 6.0%

Emerson Electric Co	23,641	$1,233,587
General Electric Co	159,159	3,194,321
Honeywell International Inc	33,862	2,067,275
Ingersoll-Rand PLC (Ireland)	103,480	4,278,898
Textron Inc	56,519	1,572,924

		12,347,005

Information Technology - 11.1%

Cisco Systems Inc	83,659	1,769,388
Corning Inc	115,405	1,624,902
Dell Inc *	83,395	1,384,357
eBay Inc *	115,593	4,264,226
Hewlett-Packard Co	142,414	3,393,726
Intel Corp	53,872	1,514,342
KLA-Tencor Corp	13,749	748,221
Microsoft Corp	167,401	5,398,682
Yahoo! Inc *	197,988	3,013,377

		23,111,221

Materials - 3.4%

Alcoa Inc	219,997	2,204,370
International Paper Co	137,945	4,841,869

		7,046,239

Telecommunication Services - 2.8%

AT&T Inc	58,512	1,827,330
Verizon Communications Inc	57,078	2,182,092
Vodafone Group PLC ADR (United Kingdom)	68,426	1,893,347

		5,902,769

Utilities - 2.6%

FirstEnergy Corp	50,952	2,322,902
PPL Corp	111,451	3,149,605

		5,472,507

Total Common Stocks
(Cost $162,665,844)		196,321,044

SHORT-TERM INVESTMENT - 5.2%

Money Market Fund - 5.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	10,774,139	10,774,139

Total Short-Term Investment
(Cost $10,774,139)		10,774,139

TOTAL INVESTMENTS - 99.9%
(Cost $173,439,983)		207,095,183

OTHER ASSETS & LIABILITIES, NET - 0.1%		234,451

NET ASSETS - 100.0%		$207,329,634

See Notes to Financial Statements	B-40	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2012

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Financials	22.2%
Consumer Discretionary	14.4%
Health Care	13.3%
Energy	11.9%
Information Technology	11.1%
Consumer Staples	7.0%
Industrials	6.0%
Short-Term Investment	5.2%
Materials	3.4%
Telecommunication Services	2.8%
Utilities	2.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$196,321,044	$196,321,044	$—	$—
	Short-Term Investment	$10,774,139	10,774,139	—	—

	Total	$207,095,183	$207,095,183	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-41	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 93.3%

Consumer Discretionary - 17.0%

Amazon.com Inc *	6,455	$1,307,202
AutoZone Inc *	1,445	537,251
CBS Corp ‘B’	56,845	1,927,614
Cie Financiere Richemont SA ‘A’ (Switzerland)	15,156	951,618
J.C. Penney Co Inc	41,655	1,475,837
Limited Brands Inc	57,020	2,736,960
Mattel Inc	33,559	1,129,596
McDonald’s Corp	5,290	518,949
Nike Inc ‘B’	13,837	1,500,484
Nordstrom Inc	38,175	2,127,111
Prada SPA (Italy) *	153,600	998,354
Starbucks Corp	10,475	585,448
The Walt Disney Co	27,720	1,213,582
Time Warner Cable Inc	17,455	1,422,583

		18,432,589

Consumer Staples - 8.6%

Anheuser-Busch InBev NV (Belgium)	20,571	1,498,971
Colgate-Palmolive Co	10,410	1,017,890
Costco Wholesale Corp	25,620	2,326,296
Pernod-Ricard SA (France)	14,095	1,473,570
Philip Morris International Inc	11,525	1,021,230
Reckitt Benckiser Group PLC (United Kingdom)	13,534	764,291
SABMiller PLC (United Kingdom)	31,268	1,257,865

		9,360,113

Energy - 9.0%

Apache Corp	10,090	1,013,440
Canadian Natural Resources Ltd (Canada)	14,215	471,654
Dresser-Rand Group Inc *	25,129	1,165,734
EOG Resources Inc	12,360	1,373,196
Helmerich & Payne Inc	18,810	1,014,799
Kinder Morgan Inc	16,800	649,320
National Oilwell Varco Inc	8,515	676,687
Noble Energy Inc	5,090	497,700
Occidental Petroleum Corp	10,430	993,249
OGX Petroleo e Gas Participacoes SA (Brazil) *	11,000	91,112
OGX Petroleo e Gas Participacoes SA ADR (Brazil) *	59,406	500,793
Petroleo Brasileiro SA ADR (Brazil)	20,270	538,371
Schlumberger Ltd (Netherlands)	10,915	763,286

		9,749,341

Financials - 3.5%

Banco do Brasil SA (Brazil)	33,300	473,017
Prudential PLC (United Kingdom)	86,180	1,034,955
Standard Chartered PLC (United Kingdom)	33,354	831,718
T. Rowe Price Group Inc	18,445	1,204,458
Ventas Inc REIT	3,780	215,838

		3,759,986

Health Care - 11.2%

AmerisourceBergen Corp	19,405	769,990
Celgene Corp *	44,100	3,418,632
Covidien PLC (Ireland)	34,270	1,873,884
DaVita Inc *	2,960	266,903
Express Scripts Inc *	31,075	1,683,643
Perrigo Co	11,675	1,206,144
Regeneron Pharmaceuticals Inc *	1,980	230,908
Valeant Pharmaceuticals International Inc (Canada) *	19,886	1,067,679
Varian Medical Systems Inc *	9,045	623,743
Vertex Pharmaceuticals Inc *	23,391	959,265

		12,100,791

	Shares	Value
Industrials - 10.8%

C.H. Robinson Worldwide Inc	21,205	$1,388,715
Canadian Pacific Railway Ltd (Canada)	2,760	209,622
Danaher Corp	27,245	1,525,720
Expeditors International of Washington Inc	19,200	892,992
FANUC Corp (Japan)	7,700	1,383,908
Fastenal Co	8,683	469,750
Precision Castparts Corp	12,545	2,169,030
Sensata Technologies Holding NV (Netherlands) *	56,826	1,902,534
Tyco International Ltd (Switzerland)	13,645	766,576
Union Pacific Corp	3,170	340,712
Verisk Analytics Inc ‘A’ *	13,625	639,966

		11,689,525

Information Technology - 29.4%

Amdocs Ltd (United Kingdom) *	36,890	1,164,986
Amphenol Corp ‘A’	26,463	1,581,693
ANSYS Inc *	4,270	277,635
Apple Inc *	15,640	9,375,711
Atmel Corp *	90,887	896,146
Autodesk Inc *	30,675	1,298,166
eBay Inc *	99,240	3,660,964
EMC Corp *	96,885	2,894,924
MasterCard Inc ‘A’	1,520	639,221
Microsoft Corp	33,575	1,082,794
ON Semiconductor Corp *	150,577	1,356,699
Oracle Corp	92,498	2,697,242
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	360,455	1,036,962
TE Connectivity Ltd (Switzerland)	63,748	2,342,739
Teradata Corp *	14,685	1,000,783
Zynga Inc ‘A’ *	39,527	519,780

		31,826,445

Materials - 3.1%

Ball Corp	40,460	1,734,925
Praxair Inc	14,380	1,648,523

		3,383,448

Telecommunication Services - 0.7%

Crown Castle International Corp *	13,855	739,026

Total Common Stocks
(Cost $75,951,315)		101,041,264

PURCHASED OPTIONS - 0.3%
(See Note (d) in Notes to Schedule of Investments)
(Cost $261,869)		362,760

	Principal Amount
SHORT-TERM INVESTMENTS - 6.7%

Commercial Paper - 4.9%

Nieuw Amsterdam Receivables Corp
0.100% due 04/02/12	$5,300,000	5,299,985

See Notes to Financial Statements	B-42	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
Money Market Fund - 1.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,914,339	$1,914,339

Total Short-Term Investments
(Cost $7,214,324)		7,214,324

TOTAL INVESTMENTS - 100.3%
(Cost $83,427,508)		108,618,348

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(278,690)

NET ASSETS - 100.0%		$108,339,658

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	29.4%
Consumer Discretionary	17.0%
Health Care	11.2%
Industrials	10.8%
Energy	9.0%
Consumer Staples	8.6%
Short-Term Investments	6.7%
Financials	3.5%
Materials	3.1%
Telecommunication Services	0.7%
Purchased Options	0.3%

100.3%
Other Assets & Liabilities, Net	(0.3%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of March 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Buy	EUR	85,000	04/12	CSF	$547
Sell	EUR	85,000	04/12	CSF	(2,712)
Sell	EUR	260,000	04/12	HSB	(2,943)
Sell	EUR	85,000	05/12	CSF	(594)
Sell	EUR	915,000	05/12	JPM	(16,211)
Sell	EUR	445,000	05/12	RBC	(5,990)
Buy	GBP	490,000	04/12	CSF	6,686
Sell	GBP	490,000	04/12	CSF	(15,284)
Sell	GBP	525,000	04/12	HSB	(11,693)
Sell	GBP	410,000	05/12	CSF	(4,809)
Sell	GBP	415,000	05/12	JPM	(8,506)
Sell	GBP	465,000	05/12	RBC	(5,069)
Buy	JPY	35,000,000	04/12	CSF	(2,679)
Sell	JPY	35,000,000	04/12	CSF	10,033
Sell	JPY	37,000,000	04/12	HSB	5,871
Sell	JPY	33,300,000	05/12	CSF	2,078
Sell	JPY	7,000,000	05/12	JPM	27
Sell	JPY	35,000,000	05/12	RBC	(2,975)

Total Forward Foreign Currency Contracts					($54,223)

(d)	Purchased options outstanding as of March 31, 2012 were as follows:

Options on Securities

Description	Strike Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call CME - Canadian Pacific Railway Ltd	$75.00	06/16/12	GSC	144	$62,980	$65,520
Call CME - Microsoft Corp	30.00	01/19/13	GSC	496	105,823	181,040
Call CME - Valeant Pharmaceuticals International Inc	52.50	01/19/13	GSC	140	93,066	116,200

					$261,869	$362,760

Total Purchased Options					$261,869	$362,760

See Notes to Financial Statements	B-43	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL GROWTH LT FUND

Schedule of Investments (Continued)

March 31, 2012

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$18,432,589	$16,482,617	$1,949,972	$—
	Consumer Staples	9,360,113	4,365,416	4,994,697	—
	Energy	9,749,341	9,749,341	—	—
	Financials	3,759,986	1,893,313	1,866,673	—
	Health Care	12,100,791	12,100,791	—	—
	Industrials	11,689,525	10,305,617	1,383,908	—
	Information Technology	31,826,445	29,624,497	2,201,948	—
	Materials	3,383,448	3,383,448	—	—
	Telecommunication Services	739,026	739,026	—	—

		101,041,264	88,644,066	12,397,198	—
	Short-Term Investments	7,214,324	1,914,339	5,299,985	—
	Derivatives:
	Equity Contracts
	Purchased Options	362,760	362,760	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	25,242	—	25,242	—

	Total Assets Derivatives	388,002	362,760	25,242	—

	Total Assets	108,643,590	90,921,165	17,722,425	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(79,465)	—	(79,465)	—

	Total Liabilities	(79,465)	—	(79,465)	—

	Total	$108,564,125	$90,921,165	$17,642,960	$—

See Notes to Financial Statements	B-44	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 23.8%

Amazon.com Inc *	23,200	$4,698,232
Chipotle Mexican Grill Inc *	4,200	1,755,600
Comcast Corp ‘A’	43,200	1,296,432
Discovery Communications Inc ‘A’ *	37,400	1,892,440
Dollar General Corp *	70,300	3,247,860
Las Vegas Sands Corp	72,600	4,179,582
McDonald’s Corp	29,200	2,864,520
Nike Inc ‘B’	33,400	3,621,896
priceline.com Inc *	6,000	4,305,000
Ralph Lauren Corp	16,900	2,946,177

		30,807,739

Consumer Staples - 5.9%

CVS Caremark Corp	85,000	3,808,000
The Estee Lauder Cos Inc ‘A’	62,200	3,852,668

		7,660,668

Energy - 7.3%

Cabot Oil & Gas Corp	39,500	1,231,215
Concho Resources Inc *	19,300	1,970,144
EOG Resources Inc	13,600	1,510,960
FMC Technologies Inc *	50,300	2,536,126
Schlumberger Ltd (Netherlands)	31,600	2,209,788

		9,458,233

Health Care - 12.1%

Agilent Technologies Inc	71,900	3,200,269
Allergan Inc	40,400	3,855,372
Biogen Idec Inc *	16,200	2,040,714
Express Scripts Inc *	46,300	2,508,534
Gilead Sciences Inc *	38,700	1,890,495
Watson Pharmaceuticals Inc *	31,300	2,098,978

		15,594,362

Industrials - 8.0%

Cummins Inc	10,500	1,260,420
Danaher Corp	58,500	3,276,000
Roper Industries Inc	17,400	1,725,384
Union Pacific Corp	12,500	1,343,500
United Technologies Corp	33,100	2,745,314

		10,350,618

Information Technology - 36.7%

Apple Inc *	17,900	10,730,513
Baidu Inc ADR (Cayman) *	22,700	3,308,979
Broadcom Corp ‘A’ *	34,400	1,351,920
EMC Corp *	111,200	3,322,656
Google Inc ‘A’ *	6,400	4,103,936
MasterCard Inc ‘A’	4,400	1,850,376
MercadoLibre Inc	13,900	1,359,281
NetApp Inc *	69,500	3,111,515
QUALCOMM Inc	68,300	4,645,766
Riverbed Technology Inc *	80,800	2,268,864
salesforce.com inc *	23,500	3,630,985
SINA Corp (Cayman) *	18,600	1,209,000
Teradata Corp *	20,000	1,363,000
Visa Inc ‘A’	43,300	5,109,400

		47,366,191

Materials - 3.2%

FMC Corp	14,300	1,513,798
The Sherwin-Williams Co	24,600	2,673,282

		4,187,080

	Shares	Value
Telecommunication Services - 1.5%

Crown Castle International Corp *	35,900	$1,914,906

Total Common Stocks
(Cost $90,973,248)		127,339,797

EXCHANGE-TRADED FUND - 0.9%

iShares Russell 1000 Growth Index Fund	18,000	1,189,440

Total Exchange-Traded Fund
(Cost $1,180,460)		1,189,440

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	219,069	219,069

Total Short-Term Investment
(Cost $219,069)		219,069

TOTAL INVESTMENTS - 99.6%
(Cost $92,372,777)		128,748,306

OTHER ASSETS & LIABILITIES, NET - 0.4%		473,901

NET ASSETS - 100.0%		$129,222,207

Note to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	36.7%
Consumer Discretionary	23.8%
Health Care	12.1%
Industrials	8.0%
Energy	7.3%
Consumer Staples	5.9%
Materials	3.2%
Telecommunication Services	1.5%
Exchange-Traded Fund	0.9%
Short-Term Investment	0.2%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	B-45	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2012

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$127,339,797	$127,339,797	$—	$—
	Exchange-Traded Fund	1,189,440	1,189,440	—	—
	Short-Term Investment	219,069	219,069	—	—

	Total	$128,748,306	$128,748,306	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-46	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 97.7%

Consumer Discretionary - 16.5%

DISH Network Corp ‘A’	165,566	$5,452,088
Johnson Controls Inc	94,875	3,081,540
McDonald’s Corp	24,806	2,433,469
News Corp ‘A’	416,143	8,193,856
SES SA FDR (Luxembourg)	132,695	3,291,908
Target Corp	50,850	2,963,030
The Home Depot Inc	89,470	4,501,236
Time Warner Cable Inc	88,373	7,202,400
Time Warner Inc	169,229	6,388,395

		43,507,922

Consumer Staples - 11.8%

Altria Group Inc	90,189	2,784,134
Anheuser-Busch InBev NV ADR (Belgium)	67,160	4,883,875
CVS Caremark Corp	123,327	5,525,049
Kimberly-Clark Corp	59,859	4,422,982
Lorillard Inc	27,982	3,623,109
Philip Morris International Inc	110,278	9,771,734

		31,010,883

Energy - 12.3%

Apache Corp	21,853	2,194,915
Chevron Corp	49,322	5,289,291
El Paso Corp	235,964	6,972,736
Exxon Mobil Corp	75,278	6,528,861
Halliburton Co	101,517	3,369,349
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	47,298	3,317,009
Suncor Energy Inc (Canada)	78,410	2,564,007
Transocean Ltd (Switzerland)	36,889	2,017,828

		32,253,996

Financials - 22.9%

American Express Co	75,139	4,347,542
Capital One Financial Corp	49,705	2,770,557
JPMorgan Chase & Co	226,415	10,410,562
Loews Corp	85,711	3,417,298
Marsh & McLennan Cos Inc	132,553	4,346,413
MetLife Inc	86,587	3,234,024
State Street Corp	121,661	5,535,576
The Bank of New York Mellon Corp	76,171	1,838,006
The Progressive Corp	116,582	2,702,371
The Travelers Cos Inc	60,377	3,574,318
U.S. Bancorp	262,972	8,330,953
Wells Fargo & Co	280,896	9,589,789

		60,097,409

Health Care - 6.9%

Johnson & Johnson	66,293	4,372,686
Merck & Co Inc	139,263	5,347,699
Novartis AG ADR (Switzerland)	47,133	2,611,640
Pfizer Inc	130,445	2,955,884
	40,026	2,953,919

		18,241,828

Industrials - 9.3%

General Electric Co	285,674	5,733,477
Honeywell International Inc	99,911	6,099,567
Illinois Tool Works Inc	84,045	4,800,650
Raytheon Co	49,512	2,613,243
United Technologies Corp	63,857	5,296,300

		24,543,237

	Shares	Value
Information Technology - 9.4%

Hewlett-Packard Co	83,992	$2,001,529
International Business Machines Corp	32,661	6,814,718
Microsoft Corp	139,346	4,493,909
Motorola Solutions Inc	79,557	4,043,882
TE Connectivity Ltd (Switzerland)	108,985	4,005,199
Xerox Corp	409,952	3,312,412

		24,671,649

Materials - 3.1%

Air Products & Chemicals Inc	47,569	4,366,834
Crown Holdings Inc *	102,149	3,762,147

		8,128,981

Telecommunication Services - 3.6%

AT&T Inc	112,588	3,516,123
CenturyLink Inc	82,315	3,181,475
Verizon Communications Inc	69,883	2,671,627

		9,369,225

Utilities - 1.9%

Sempra Energy	83,562	5,010,378

Total Common Stocks
(Cost $197,507,584)		256,835,508

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5,380,660	5,380,660

Total Short-Term Investment
(Cost $5,380,660)		5,380,660

TOTAL INVESTMENTS - 99.7%
(Cost $202,888,244)		262,216,168

OTHER ASSETS & LIABILITIES, NET - 0.3%		700,897

NET ASSETS - 100.0%		$262,917,065

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Financials	22.9%
Consumer Discretionary	16.5%
Energy	12.3%
Consumer Staples	11.8%
Information Technology	9.4%
Industrials	9.3%
Health Care	6.9%
Telecommunication Services	3.6%
Materials	3.1%
Short-Term Investment	2.0%
Utilities	1.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	B-47	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2012

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$43,507,922	$40,216,014	$3,291,908	$—
	Consumer Staples	31,010,883	31,010,883	—	—
	Energy	32,253,996	32,253,996	—	—
	Financials	60,097,409	60,097,409	—	—
	Health Care	18,241,828	18,241,828	—	—
	Industrials	24,543,237	24,543,237	—	—
	Information Technology	24,671,649	24,671,649	—	—
	Materials	8,128,981	8,128,981	—	—
	Telecommunication Services	9,369,225	9,369,225	—	—
	Utilities	5,010,378	5,010,378	—	—

		256,835,508	253,543,600	3,291,908	—
	Short-Term Investment	5,380,660	5,380,660	—	—

	Total	$262,216,168	$258,924,260	$3,291,908	$—

See Notes to Financial Statements	B-48	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 97.3%

Consumer Discretionary - 11.4%

AutoZone Inc *	4,660	$1,732,588
CarMax Inc *	42,370	1,468,120
Ford Motor Co	476,492	5,951,385
Hyatt Hotels Corp ‘A’ *	61,838	2,641,719
McDonald’s Corp	11,452	1,123,441
The McGraw-Hill Cos Inc	125,418	6,079,010
The TJX Cos Inc	78,140	3,102,939

		22,099,202

Consumer Staples - 10.6%

Dr Pepper Snapple Group Inc	112,180	4,510,758
General Mills Inc	47,430	1,871,113
Mead Johnson Nutrition Co	27,570	2,273,974
Philip Morris International Inc	90,600	8,028,066
The J.M. Smucker Co	46,880	3,814,157

		20,498,068

Energy - 11.0%

Chevron Corp	79,974	8,576,412
Kinder Morgan Inc	53,500	2,067,775
National Oilwell Varco Inc	34,280	2,724,232
Noble Energy Inc	39,218	3,834,736
Occidental Petroleum Corp	42,778	4,073,749

		21,276,904

Financials - 16.9%

Berkshire Hathaway Inc ‘B’ *	11,740	952,701
CIT Group Inc *	160,530	6,620,257
Citigroup Inc	133,737	4,888,087
CME Group Inc ‘A’	10,490	3,035,072
Discover Financial Services	97,270	3,242,982
JPMorgan Chase & Co	136,520	6,277,190
M&T Bank Corp	10,780	936,566
Marsh & McLennan Cos Inc	93,260	3,057,995
MSCI Inc ‘A’ *	41,510	1,527,983
The Blackstone Group LP	137,300	2,188,562

		32,727,395

Health Care - 11.7%

Abbott Laboratories	81,320	4,984,103
Bristol-Myers Squibb Co	116,660	3,937,275
Celgene Corp *	31,212	2,419,554
Covidien PLC (Ireland)	36,020	1,969,574
DaVita Inc *	17,440	1,572,565
Edwards Lifesciences Corp *	10,340	752,028
Medco Health Solutions Inc *	21,530	1,513,559
Watson Pharmaceuticals Inc *	16,120	1,081,007
WellPoint Inc	60,120	4,436,856

		22,666,521

Industrials - 9.7%

CSX Corp	183,450	3,947,844
QR National Ltd (Australia)	54,100	209,092
The Boeing Co	49,678	3,694,553
Tyco International Ltd (Switzerland)	98,745	5,547,494
United Parcel Service Inc ‘B’	54,366	4,388,424
Xylem Inc	35,190	976,523

		18,763,930

Information Technology - 21.0%

Apple Inc *	25,152	15,077,869
Corning Inc	107,260	1,510,221
eBay Inc *	181,830	6,707,709

	Shares	Value
Google Inc ‘A’ *	7,686	$4,928,571
International Business Machines Corp	18,060	3,768,219
Microsoft Corp	60,772	1,959,897
Oracle Corp	59,020	1,721,023
QUALCOMM Inc	73,632	5,008,449

		40,681,958

Materials - 1.5%

Praxair Inc	16,682	1,912,424
Vulcan Materials Co	22,050	942,197

		2,854,621

Telecommunication Services - 2.0%

America Movil SAB de CV ‘L’ ADR (Mexico)	157,910	3,920,905

Utilities - 1.5%

The AES Corp *	218,308	2,853,285

Total Common Stocks
(Cost $141,716,447)		188,342,789

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,885,152	1,885,152

Total Short-Term Investment
(Cost $1,885,152)		1,885,152

TOTAL INVESTMENTS - 98.3%
(Cost $143,601,599)		190,227,941

OTHER ASSETS & LIABILITIES, NET - 1.7%		3,309,793

NET ASSETS - 100.0%		$193,537,734

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	21.0%
Financials	16.9%
Health Care	11.7%
Consumer Discretionary	11.4%
Energy	11.0%
Consumer Staples	10.6%
Industrials	9.7%
Telecommunication Services	2.0%
Materials	1.5%
Utilities	1.5%
Short-Term Investment	1.0%

98.3%
Other Assets & Liabilities, Net	1.7%

100.0%

See Notes to Financial Statements	B-49	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2012

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$22,099,202	$22,099,202	$—	$—
	Consumer Staples	20,498,068	20,498,068	—	—
	Energy	21,276,904	21,276,904	—	—
	Financials	32,727,395	32,727,395	—	—
	Health Care	22,666,521	22,666,521	—	—
	Industrials	18,763,930	18,554,838	209,092	—
	Information Technology	40,681,958	40,681,958	—	—
	Materials	2,854,621	2,854,621	—	—
	Telecommunication Services	3,920,905	3,920,905	—
	Utilities	2,853,285	2,853,285	—	—

		188,342,789	188,133,697	209,092	—
	Short-Term Investment	1,885,152	1,885,152	—	—

	Total	$190,227,941	$190,018,849	$209,092	$—

See Notes to Financial Statements	B-50	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.6%

Industrials - 0.6%

Better Place LLC ‘B’ 8.000% * à Δ +	229,480	$1,041,839

Total Convertible Preferred Stocks
(Cost $573,700)		1,041,839

COMMON STOCKS - 94.8%

Consumer Discretionary - 18.7%

ANN Inc *	41,400	1,185,696
AutoZone Inc *	13,335	4,957,953
Big Lots Inc *	69,300	2,981,286
Darden Restaurants Inc	47,090	2,409,124
DeVry Inc	31,300	1,060,131
Lear Corp	51,700	2,403,533
Macy’s Inc	126,800	5,037,764
Marriott International Inc ‘A’	30,100	1,139,285
Newell Rubbermaid Inc	135,230	2,408,446
Ross Stores Inc	95,600	5,554,360
The Interpublic Group of Cos Inc	158,500	1,808,485

		30,946,063

Consumer Staples - 5.6%

Energizer Holdings Inc *	32,000	2,373,760
Molson Coors Brewing Co ‘B’	94,740	4,286,985
Ralcorp Holdings Inc *	34,650	2,567,219

		9,227,964

Energy - 6.7%

Cameron International Corp *	62,200	3,286,026
Energen Corp	3,650	179,398
Marathon Petroleum Corp	29,400	1,274,784
Noble Energy Inc	20,510	2,005,468
Rosetta Resources Inc *	26,100	1,272,636
Rowan Cos Inc *	94,540	3,113,202

		11,131,514

Financials - 15.4%

Ameriprise Financial Inc	57,800	3,302,114
CBRE Group Inc ‘A’ *	68,700	1,371,252
Duke Realty Corp REIT	147,300	2,112,282
Fifth Third Bancorp	217,800	3,060,090
Invesco Ltd (Bermuda)	136,800	3,648,456
Janus Capital Group Inc	98,800	880,308
Kilroy Realty Corp REIT	53,600	2,498,296
LaSalle Hotel Properties REIT	46,600	1,311,324
PartnerRe Ltd (Bermuda)	25,090	1,703,360
Signature Bank *	34,100	2,149,664
The Macerich Co REIT	29,800	1,720,950
Willis Group Holdings PLC (Ireland)	47,100	1,647,558

		25,405,654

Health Care - 10.4%

Aetna Inc	65,500	3,285,480
Agilent Technologies Inc	74,200	3,302,642
AMERIGROUP Corp *	17,800	1,197,584
CareFusion Corp *	82,600	2,141,818
Henry Schein Inc *	22,400	1,695,232
Medicis Pharmaceutical Corp ‘A’	46,000	1,729,140
Vertex Pharmaceuticals Inc *	22,900	939,129
Zimmer Holdings Inc	43,780	2,814,178

		17,105,203

	Shares	Value
Industrials - 11.0%

BE Aerospace Inc *	37,400	$1,737,978
Corrections Corp of America *	107,190	2,927,359
Dover Corp	51,440	3,237,634
Equifax Inc	33,100	1,465,006
Parker-Hannifin Corp	37,000	3,128,350
Rockwell Collins Inc	55,790	3,211,272
SPX Corp	32,500	2,519,725

		18,227,324

Information Technology - 20.4%

Amdocs Ltd (United Kingdom) *	78,800	2,488,504
Analog Devices Inc	40,900	1,652,360
Autodesk Inc *	84,900	3,592,968
BMC Software Inc *	66,540	2,672,246
Fidelity National Information Services Inc	64,700	2,142,864
Intuit Inc	46,050	2,768,987
Lexmark International Inc ‘A’	73,000	2,426,520
Marvell Technology Group Ltd (Bermuda) *	162,900	2,562,417
NetApp Inc *	75,000	3,357,750
Polycom Inc *	75,700	1,443,599
Quest Software Inc *	71,200	1,656,824
Symantec Corp *	121,190	2,266,253
Vantiv Inc ‘A’	61,700	1,211,171
Xilinx Inc	92,900	3,384,347

		33,626,810

Materials - 6.6%

Ball Corp	81,420	3,491,290
Cliffs Natural Resources Inc	19,950	1,381,737
Compass Minerals International Inc	16,040	1,150,710
Eastman Chemical Co	81,020	4,187,924
Walter Energy Inc	10,600	627,626

		10,839,287

Total Common Stocks
(Cost $135,633,858)		156,509,819

SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	6,015,306	6,015,306

Total Short-Term Investment
(Cost $6,015,306)		6,015,306

TOTAL INVESTMENTS - 99.0%
(Cost $142,222,864)		163,566,964

OTHER ASSETS & LIABILITIES, NET - 1.0%		1,601,365

NET ASSETS - 100.0%		$165,168,329

See Notes to Financial Statements	B-51	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2012

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	20.4%
Consumer Discretionary	18.7%
Financials	15.4%
Industrials	11.6%
Health Care	10.4%
Energy	6.7%
Materials	6.6%
Consumer Staples	5.6%
Short-Term Investment	3.6%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	An investment with a total aggregate value of $1,041,839 or 0.6% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(c)	As of March 31, 2012, 0.6% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(d)	Restricted securities as of March 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$573,700	$1,041,839	0.6%

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$1,041,839	$—	$—	$1,041,839
	Common Stocks (1)	156,509,819	156,509,819	—	—
	Short-Term Investment	6,015,306	6,015,306	—	—

	Total	$163,566,964	$162,525,125	$—	$1,041,839

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

Convertible Preferred Stocks (1)
Value, Beginning of Year	$573,700
Purchases	—
Sales	—
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation	468,139
Transfers In	—
Transfers Out	—

Value, End of Year	$1,041,839

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$468,139

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-52	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments

March 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.7%

Industrials - 0.7%

Better Place LLC ‘B’ 8.000% * à Δ +	118,395	$537,513

Total Convertible Preferred Stocks
(Cost $295,986)		537,513

COMMON STOCKS - 95.9%

Consumer Discretionary - 13.3%
Ctrip.com International Ltd ADR (Cayman) *	23,629	511,332
Dollar Tree Inc *	11,792	1,114,226
Dunkin’ Brands Group Inc	28,588	860,785
Groupon Inc *	71,938	1,322,220
Morningstar Inc	15,987	1,007,980
Netflix Inc *	8,894	1,023,166
New Oriental Education & Technology Group ADR (Cayman) *	25,414	697,868
The McGraw-Hill Cos Inc	23,967	1,161,681
Weight Watchers International Inc	27,338	2,110,220

		9,809,478

Consumer Staples - 4.4%

Mead Johnson Nutrition Co	23,668	1,952,137
Natura Cosmeticos SA (Brazil)	30,256	653,866
Sun Art Retail Group Ltd (Hong Kong) *	470,000	638,406

		3,244,409

Energy - 2.6%

Range Resources Corp	21,228	1,234,196
Ultra Petroleum Corp (Canada) *	30,880	698,814

		1,933,010

Financials - 6.0%

Greenhill & Co Inc	11,127	485,582
IntercontinentalExchange Inc *	8,054	1,106,781
Leucadia National Corp	35,053	914,883
MSCI Inc ‘A’ *	52,547	1,934,255

		4,441,501

Health Care - 12.5%

athenahealth Inc *	12,034	891,960
IDEXX Laboratories Inc *	13,280	1,161,336
Illumina Inc *	30,474	1,603,237
Intuitive Surgical Inc *	5,251	2,844,729
Ironwood Pharmaceuticals Inc ‘A’ *	35,487	472,332
Techne Corp	12,731	892,443
Valeant Pharmaceuticals International Inc (Canada) *	24,599	1,320,720

		9,186,757

Industrials - 20.4%

Covanta Holding Corp	41,516	673,805
Edenred (France)	87,727	2,639,063
Expeditors International of Washington Inc	31,157	1,449,112
Fastenal Co	51,526	2,787,557
IHS Inc ‘A’ *	12,079	1,131,198
Intertek Group PLC (United Kingdom)	32,732	1,312,054
Qualicorp SA (Brazil) *	112,082	962,747
Schindler Holding AG Participation Certificates (Switzerland)	8,694	1,045,511
Stericycle Inc *	11,943	998,913
Verisk Analytics Inc ‘A’ *	42,398	1,991,434

		14,991,394

	Shares	Value
Information Technology - 28.8%

Akamai Technologies Inc *	34,479	$1,265,379
Alibaba.com Ltd (Cayman) *	326,600	554,914
ARM Holdings PLC ADR (United Kingdom)	40,258	1,138,899
Citrix Systems Inc *	8,122	640,907
FactSet Research Systems Inc	10,659	1,055,667
First Solar Inc *	11,813	295,916
Gartner Inc *	26,666	1,137,038
LinkedIn Corp ‘A’ *	21,206	2,162,800
MercadoLibre Inc	7,209	704,968
Motorola Solutions Inc	58,868	2,992,260
Nexon Co Ltd (Japan) *	32,092	559,439
NVIDIA Corp *	14,310	220,231
Red Hat Inc *	19,004	1,138,150
salesforce.com inc *	10,839	1,674,734
Solera Holdings Inc	28,074	1,288,316
Yandex NV ‘A’ (Netherlands) *	62,808	1,687,651
Youku Inc ADR (Cayman) *	32,210	708,298
Zynga Inc ‘A’ *	146,105	1,921,281

		21,146,848

Materials - 5.3%

Intrepid Potash Inc *	32,319	786,321
Lynas Corp Ltd (Australia) *	241,014	273,625
Martin Marietta Materials Inc	9,210	788,652
Molycorp Inc *	26,990	913,072
Rockwood Holdings Inc *	21,323	1,111,994

		3,873,664

Telecommunication Services - 0.9%

Millicom International Cellular SA SDR (Luxemburg)	5,923	671,813

Utilities - 1.7%

Brookfield Infrastructure Partners LP (Bermuda)	39,138	1,236,761

Total Common Stocks
(Cost $55,891,878)		70,535,635

SHORT-TERM INVESTMENT - 3.8%

Money Market Fund - 3.8%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,788,697	2,788,697

Total Short-Term Investment
(Cost $2,788,697)		2,788,697

TOTAL INVESTMENTS - 100.4%
(Cost $58,976,561)		73,861,845

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(275,420)

NET ASSETS - 100.0%		$73,586,425

See Notes to Financial Statements	B-53	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL MID-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2012

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	28.8%
Industrials	21.1%
Consumer Discretionary	13.3%
Health Care	12.5%
Financials	6.0%
Materials	5.3%
Consumer Staples	4.4%
Short-Term Investment	3.8%
Energy	2.6%
Utilities	1.7%
Telecommunication Services	0.9%

100.4%
Other Assets & Liabilities, Net	(0.4%)

100.0%

(b)	An investment with a total aggregate value of $537,513 or 0.7% of the net assets was valued by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board.

(c)	As of March 31, 2012, 0.7% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

(d)	Restricted securities as of March 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a% of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$295,986	$537,513	0.7%

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$537,513	$—	$—	$537,513
	Common Stocks
	Consumer Discretionary	9,809,478	9,809,478	—	—
	Consumer Staples	3,244,409	1,952,137	1,292,272	—
	Energy	1,933,010	1,933,010	—	—
	Financials	4,441,501	4,441,501	—	—
	Health Care	9,186,757	9,186,757	—	—
	Industrials	14,991,394	9,032,019	5,959,375	—
	Information Technology	21,146,848	20,032,495	1,114,353	—
	Materials	3,873,664	3,600,039	273,625	—
	Telecommunication Services	671,813	—	671,813
	Utilities	1,236,761	1,236,761	—	—

		70,535,635	61,224,197	9,311,438	—
	Short-Term Investment	2,788,697	2,788,697	—	—

	Total	$73,861,845	$64,012,894	$9,311,438	$537,513

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) for the year ended March 31, 2012:

Convertible Preferred Stocks (1)
Value, Beginning of Year	$295,986
Purchases	—
Sales	—
Net Realized Gains (Losses)	—
Change in Net Unrealized Appreciation	241,527
Transfers In	—
Transfers Out	—

Value, End of Year	$537,513

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$241,527

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-54	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 95.0%

Consumer Discretionary - 16.1%

AMC Networks Inc ‘A’ *	7,150	$319,104
American Public Education Inc *	5,900	224,200
ANN Inc *	12,950	370,888
Brunswick Corp	11,550	297,412
Dana Holding Corp	16,500	255,750
Domino’s Pizza Inc	7,650	277,695
DSW Inc ‘A’	6,500	356,005
Express Inc *	12,450	311,001
Interval Leisure Group Inc	10,665	185,571
Life Time Fitness Inc *	5,520	279,146
LKQ Corp *	11,550	360,014
Pier 1 Imports Inc *	14,050	255,429
Six Flags Entertainment Corp	9,600	448,992
Sotheby’s	4,150	163,261
Tenneco Inc *	4,800	178,320
The Cheesecake Factory Inc *	8,750	257,162
The Children’s Place *	6,330	327,071
The Warnaco Group Inc *	5,250	306,600
Tupperware Brands Corp	4,925	312,738
Vitamin Shoppe Inc *	8,550	377,996

		5,864,355

Consumer Staples - 2.9%

The Fresh Market Inc *	3,750	179,813
The Hain Celestial Group Inc *	9,985	437,443
United Natural Foods Inc *	9,050	422,273

		1,039,529

Energy - 7.2%

Berry Petroleum Co ‘A’	5,850	275,711
Dril-Quip Inc *	3,865	251,302
Energy XXI Ltd (Bermuda) *	8,850	319,574
Gulfport Energy Corp *	3,300	96,096
Key Energy Services Inc *	13,850	213,983
Kodiak Oil & Gas Corp (Canada) *	31,000	308,760
Lufkin Industries Inc	1,600	129,040
Northern Oil & Gas Inc *	10,750	222,955
Rosetta Resources Inc *	6,150	299,874
Stone Energy Corp *	9,550	273,035
Swift Energy Co *	8,250	239,498

		2,629,828

Financials - 7.3%

American Campus Communities Inc REIT	5,200	232,544
Cohen & Steers Inc	7,250	231,275
Endurance Specialty Holdings Ltd (Bermuda)	6,050	245,993
Extra Space Storage Inc REIT	7,250	208,727
Fortress Investment Group LLC ‘A’	48,750	173,550
Home Properties Inc REIT	3,700	225,737
Jones Lang LaSalle Inc	3,750	312,413
Northwest Bancshares Inc	27,550	349,885
Signature Bank *	4,650	293,136
SVB Financial Group *	2,200	141,548
Two Harbors Investment Corp REIT	22,550	228,657

		2,643,465

Health Care - 16.2%

Align Technology Inc *	10,350	285,142
Alkermes PLC (Ireland) *	8,200	152,110
Catalyst Health Solutions Inc *	6,350	404,685
Centene Corp *	3,050	149,358
Cepheid Inc *	2,950	123,398
Cubist Pharmaceuticals Inc *	5,400	233,550
HealthSouth Corp *	12,500	256,000
HMS Holdings Corp *	9,500	296,495

	Shares	Value
Incyte Corp Ltd *	11,150	$215,195
Insulet Corp *	17,070	326,720
Ironwood Pharmaceuticals Inc ‘A’ *	10,400	138,424
LifePoint Hospitals Inc *	5,000	197,200
Medicis Pharmaceutical Corp ‘A’	9,880	371,389
Medivation Inc *	2,200	164,384
NxStage Medical Inc *	10,450	201,372
Onyx Pharmaceuticals Inc *	3,500	131,880
Optimer Pharmaceuticals Inc *	14,710	204,469
PAREXEL International Corp *	9,475	255,541
Salix Pharmaceuticals Ltd *	3,400	178,500
Seattle Genetics Inc *	7,850	159,983
Sirona Dental Systems Inc *	4,650	239,661
Theravance Inc *	7,750	151,125
Thoratec Corp *	5,070	170,910
ViroPharma Inc *	7,500	225,525
Volcano Corp *	8,900	252,315
WellCare Health Plans Inc	*2,400	172,512
Wright Medical Group Inc *	12,550	242,466

		5,900,309

Industrials - 16.0%

A.O. Smith Corp	3,150	141,593
AAR Corp	16,721	305,158
Actuant Corp ‘A’	15,545	450,650
Avis Budget Group Inc *	25,500	360,825
Barnes Group Inc	15,850	417,013
Clean Harbors Inc *	6,450	434,278
CoStar Group Inc *	4,500	310,725
Esterline Technologies Corp *	5,830	416,612
Genesee & Wyoming Inc ‘A’ *	6,320	344,946
Hub Group Inc ‘A’ *	10,550	380,117
RBC Bearings Inc *	9,265	427,394
Tetra Tech Inc *	15,050	396,718
Towers Watson & Co ‘A’	3,800	251,066
United Rentals Inc *	10,200	437,478
Waste Connections Inc	10,060	327,252
Woodward Inc	9,380	401,745

		5,803,570

Information Technology - 24.0%

Acme Packet Inc *	6,350	174,752
Ancestry.com Inc *	9,960	226,490
AVG Technologies NV (Netherlands) *	11,800	176,410
BroadSoft Inc *	7,300	279,225
Cadence Design Systems Inc *	35,700	422,688
Cavium Inc *	5,400	167,076
Ciena Corp *	14,950	242,040
Cognex Corp	7,350	311,346
CommVault Systems Inc *	3,950	196,078
comScore Inc *	16,500	352,935
Concur Technologies Inc *	5,350	306,983
DealerTrack Holdings Inc *	11,900	360,094
Finisar Corp *	9,650	194,447
Fortinet Inc *	8,900	246,085
InterXion Holding NV (Netherlands) *	8,300	148,985
Jack Henry & Associates Inc	8,650	295,138
LogMeIn Inc *	9,815	345,782
Mellanox Technologies Ltd (Israel) *	8,890	371,869
NICE Systems Ltd ADR (Israel) *	8,495	333,854
Novellus Systems Inc *	8,800	439,208
OpenTable Inc *	6,290	254,556
QLIK Technologies Inc *	11,500	368,000
RealPage Inc *	10,650	204,161
RF Micro Devices Inc *	45,600	227,088
Silicon Graphics International Corp *	14,400	139,392
SolarWinds Inc *	7,150	276,348
Solera Holdings Inc	6,815	312,740
Tangoe Inc *	3,200	60,192
The Ultimate Software Group Inc *	5,700	417,696

See Notes to Financial Statements	B-55	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
TTM Technologies Inc *	15,350	$176,372
VistaPrint NV (Netherlands) *	7,075	273,449
Wright Express Corp *	6,765	437,898

		8,739,377

Materials - 4.2%

AuRico Gold Inc (Canada) *	19,067	169,124
Cytec Industries Inc	4,150	252,278
Globe Specialty Metals Inc	6,150	91,450
PolyOne Corp	17,400	250,560
Rockwood Holdings Inc *	6,700	349,405
Silgan Holdings Inc	9,640	426,088

		1,538,905

Utilities - 1.1%

ITC Holdings Corp	4,980	383,161

Total Common Stocks (Cost $26,151,434)		34,542,499

SHORT-TERM INVESTMENT - 4.2%

Money Market Fund - 4.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,541,556	1,541,556

Total Short-Term Investment
(Cost $1,541,556)		1,541,556

TOTAL INVESTMENTS - 99.2% (Cost $27,692,990)		36,084,055

OTHER ASSETS & LIABILITIES, NET - 0.8%		285,796

NET ASSETS - 100.0%		$36,369,851

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Information Technology	24.0%
Health Care	16.2%
Consumer Discretionary	16.1%
Industrials	16.0%
Financials	7.3%
Energy	7.2%
Short-Term Investment	4.2%
Materials	4.2%
Consumer Staples	2.9%
Utilities	1.1%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$34,542,499	$34,542,499	$—	$—
	Short-Term Investment	1,541,556	1,541,556	—	—

	Total	$36,084,055	$36,084,055	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-56	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 92.7%

Consumer Discretionary - 8.4%

Aaron’s Inc	29,500	$764,050
Bob Evans Farms Inc	10,100	380,972
Cinemark Holdings Inc	42,500	932,875
Group 1 Automotive Inc	15,300	859,401
Hillenbrand Inc	17,700	406,215
International Speedway Corp ‘A’	16,800	466,200
Meredith Corp	30,200	980,292
Sturm Ruger & Co Inc	10,900	535,190
The Buckle Inc	21,600	1,034,640
Wolverine World Wide Inc	23,100	858,858

		7,218,693

Consumer Staples - 7.3%

Cal-Maine Foods Inc	15,200	581,552
Casey’s General Stores Inc	20,000	1,109,200
Cia Cervecerias Unidas SA ADR (Chile)	5,600	440,664
Corn Products International Inc	19,100	1,101,115
Embotelladora Andina SA ‘B’ ADR (Chile)	10,500	353,115
Fresh Del Monte Produce Inc (Cayman)	10,100	230,684
Ruddick Corp	18,100	725,810
The Andersons Inc	13,409	652,884
Universal Corp	19,100	890,060
Weis Markets Inc	4,300	187,480

		6,272,564

Energy - 15.2%

Alliance Resource Partners LP	6,700	402,670
Berry Petroleum Co ‘A’	23,900	1,126,407
Bristow Group Inc	17,300	825,729
Buckeye Partners LP	9,100	556,738
Cimarex Energy Co	9,600	724,512
CVR Energy Inc *	28,200	754,350
Energen Corp	17,000	835,550
EXCO Resources Inc	6,700	44,421
HollyFrontier Corp	30,200	970,930
Knightsbridge Tankers Ltd (Bermuda)	3,900	56,082
Linn Energy LLC	17,200	656,180
Magellan Midstream Partners LP	12,800	925,952
Patterson-UTI Energy Inc	41,000	708,890
Pioneer Southwest Energy Partners LP	8,300	221,776
Ship Finance International Ltd (Bermuda)	17,800	272,340
Sunoco Logistics Partners LP	18,000	680,580
TC Pipelines LP	6,900	310,224
Tidewater Inc	17,200	929,144
TransMontaigne Partners LP	6,100	212,036
W&T Offshore Inc	37,300	786,284
World Fuel Services Corp	26,300	1,078,300

		13,079,095

Financials - 13.9%

Advance America Cash Advance Centers Inc	36,000	377,640
American Equity Investment Life Holding Co	21,100	269,447
American Financial Group Inc	25,000	964,500
AmTrust Financial Services Inc	1,800	48,384
Bank of Hawaii Corp	18,600	899,310
Cash America International Inc	18,300	877,119
CreXus Investment Corp REIT	12,100	125,114
Cullen/Frost Bankers Inc	14,600	849,574
Delphi Financial Group Inc ‘A’	16,600	743,182
Franklin Street Properties Corp REIT	33,100	350,860
Healthcare Realty Trust Inc REIT	28,000	616,000
Infinity Property & Casualty Corp	1,500	78,495
Montpelier Re Holdings Ltd (Bermuda)	9,109	175,986
Old National Bancorp	18,400	241,776
Omega Healthcare Investors Inc REIT	41,000	871,660

	Shares	Value
Prosperity Bancshares Inc	17,500	$801,500
PS Business Parks Inc REIT	8,400	550,536
Raymond James Financial Inc	23,800	869,414
RLI Corp	8,200	587,448
Sovran Self Storage Inc REIT	10,100	503,283
Susquehanna Bancshares Inc	37,000	365,560
Trustmark Corp	33,800	844,324

		12,011,112

Health Care - 6.7%

Invacare Corp	18,700	309,859
Owens & Minor Inc	26,100	793,701
PerkinElmer Inc	35,550	983,313
STERIS Corp	25,500	806,310
Teleflex Inc	14,400	880,560
The Cooper Cos Inc	12,300	1,005,033
The Ensign Group Inc	9,600	260,736
West Pharmaceutical Services Inc	16,700	710,251

		5,749,763

Industrials - 14.0%

Alliant Techsystems Inc	14,000	701,680
Applied Industrial Technologies Inc	6,700	275,571
Barnes Group Inc	25,000	657,750
Belden Inc	21,800	826,438
Cascade Corp	4,547	227,896
Crane Co	18,700	906,950
Cubic Corp	7,100	335,688
Curtiss-Wright Corp	22,600	836,426
Elbit Systems Ltd (Israel)	3,900	150,150
Ennis Inc	14,300	226,226
Great Lakes Dredge & Dock Co	22,800	164,616
ITT Corp	35,223	808,016
KBR Inc	26,300	934,965
Kennametal Inc	21,500	957,395
Standex International Corp	3,567	146,925
The Brink’s Co	26,100	623,007
Titan International Inc	23,600	558,140
Triumph Group Inc	18,600	1,165,476
Twin Disc Inc	5,100	133,059
UniFirst Corp	5,800	356,990
Valmont Industries Inc	9,300	1,091,913

		12,085,277

Information Technology - 3.3%

AVX Corp	18,200	241,332
Brooks Automation Inc	19,400	239,202
Diebold Inc	24,200	932,184
j2 Global Inc	12,212	350,240
Jabil Circuit Inc	38,500	967,120
Micrel Inc	14,299	146,708

		2,876,786

Materials - 16.5%

A. Schulman Inc	14,800	399,896
AMCOL International Corp	7,782	229,491
Bemis Co Inc	28,900	933,181
Buckeye Technologies Inc	3,600	122,292
Cabot Corp	23,700	1,011,516
Compass Minerals International Inc	11,700	839,358
Gold Resource Corp	32,720	795,423
HudBay Minerals Inc (Canada)	73,099	801,747
IAMGOLD Corp (Canada)	42,800	568,812
Innophos Holdings Inc	12,600	631,512
International Flavors & Fragrances Inc	12,200	714,920
Methanex Corp (Canada)	24,500	794,535
Neenah Paper Inc	9,300	276,582
NewMarket Corp	3,600	674,640
Quaker Chemical Corp	7,094	279,858

See Notes to Financial Statements	B-57	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
Rock-Tenn Co ‘A’	12,900	$871,524
Royal Gold Inc	14,600	952,212
Sensient Technologies Corp	21,200	805,600
Sonoco Products Co	27,270	905,364
Steel Dynamics Inc	24,400	354,776
Stepan Co	2,958	259,712
The Scotts Miracle-Gro Co ‘A’	17,800	964,048

		14,186,999

Telecommunication Services - 0.2%

Cellcom Israel Ltd (Israel)	13,700	169,743

Utilities - 7.2%

AGL Resources Inc	18,500	725,570
Atmos Energy Corp	22,900	720,434
Avista Corp	19,900	509,042
Great Plains Energy Inc	21,500	435,805
OGE Energy Corp	15,800	845,300
Portland General Electric Co	21,500	537,070
Southwest Gas Corp	10,000	427,400
Suburban Propane Partners LP	9,800	421,400
UGI Corp	29,200	795,700
Westar Energy Inc	28,400	793,212

		6,210,933

Total Common Stocks
(Cost $62,982,704)		79,860,965

SHORT-TERM INVESTMENT - 6.9%

Money Market Fund - 6.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5,932,236	5,932,236

Total Short-Term Investment
(Cost $5,932,236)		5,932,236

TOTAL INVESTMENTS - 99.6%
(Cost $68,914,940)		85,793,201

OTHER ASSETS & LIABILITIES, NET - 0.4%		358,624

NET ASSETS - 100.0%		$86,151,825

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Materials	16.5%
Energy	15.2%
Industrials	14.0%
Financials	13.9%
Consumer Discretionary	8.4%
Consumer Staples	7.3%
Utilities	7.2%
Short-Term Investment	6.9%
Health Care	6.7%
Information Technology	3.3%
Telecommunication Services	0.2%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$79,860,965	$79,860,965	$—	$—
	Short-Term Investment	5,932,236	5,932,236	—	—

	Total	$85,793,201	$85,793,201	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-58	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL REAL ESTATE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 94.0%

Consumer Discretionary - 3.1%

Starwood Hotels & Resorts Worldwide Inc	29,364	$1,656,423

Financials - 89.9%

Acadia Realty Trust REIT	21,193	477,690
Apartment Investment & Management Co ‘A’ REIT	60,846	1,606,943
Ashford Hospitality Trust Inc REIT	24,660	222,187
AvalonBay Communities Inc REIT	11,619	1,642,346
BioMed Realty Trust Inc REIT	4,515	85,695
Boston Properties Inc REIT	21,409	2,247,731
BRE Properties Inc REIT	10,840	547,962
Brookfield Office Properties Inc (Canada)	74,374	1,297,826
Camden Property Trust REIT	10,334	679,460
CommonWealth REIT	7,467	139,036
Coresite Realty Corp REIT	6,590	155,458
Cousins Properties Inc REIT	74,931	567,977
DCT Industrial Trust Inc REIT	131,770	777,443
Digital Realty Trust Inc REIT	2,690	198,979
Douglas Emmett Inc REIT	5,790	132,070
Equity Lifestyle Properties Inc REIT	13,824	964,086
Equity One Inc REIT	281	5,682
Equity Residential REIT	70,915	4,440,697
Federal Realty Investment Trust REIT	6,678	646,364
Forest City Enterprises Inc ‘A’ *	94,293	1,476,628
General Growth Properties Inc REIT	132,803	2,256,323
HCP Inc REIT	61,360	2,421,266
Health Care REIT Inc	9,110	500,686
Healthcare Realty Trust Inc REIT	58,119	1,278,618
Host Hotels & Resorts Inc REIT	172,642	2,834,782
Hudson Pacific Properties Inc REIT	17,860	270,222
Lexington Realty Trust REIT	2,730	24,543
Liberty Property Trust REIT	3,254	116,233
Mack-Cali Realty Corp REIT	33,318	960,225
Omega Healthcare Investors Inc REIT	9,740	207,072
Parkway Properties Inc REIT	1,310	13,729
Plum Creek Timber Co Inc REIT	2,389	99,287
ProLogis Inc REIT	27,272	982,337
PS Business Parks Inc REIT	3,741	245,185
Public Storage REIT	13,437	1,856,590
Regency Centers Corp REIT	57,911	2,575,881
Retail Opportunity Investments Corp REIT	27,053	325,718
Senior Housing Properties Trust REIT	44,743	986,583
Simon Property Group Inc REIT	47,527	6,923,733
Sovran Self Storage Inc REIT	2,982	148,593
STAG Industrial Inc REIT	6,810	95,068
Starwood Property Trust Inc REIT	15,820	332,536
The Macerich Co REIT	2,730	157,657
Vornado Realty Trust REIT	38,681	3,256,940
Winthrop Realty Trust REIT	15,101	175,021

		47,357,088

	Shares	Value
Health Care - 1.0%

Assisted Living Concepts Inc ‘A’	25,820	$428,870
Capital Senior Living Corp *	8,950	82,698

		511,568

Total Common Stocks
(Cost $30,537,366)		49,525,079

SHORT-TERM INVESTMENT - 5.3%

Money Market Fund - 5.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,776,253	2,776,253

Total Short-Term Investment
(Cost $2,776,253)		2,776,253

TOTAL INVESTMENTS - 99.3%
(Cost $33,313,619)		52,301,332

OTHER ASSETS & LIABILITIES, NET - 0.7%		377,633

NET ASSETS - 100.0%		$52,678,965

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified by property sector as a percentage of net assets as follows:

Retail	25.4%
Specialized	20.0%
Residential	18.8%
Diversified	8.3%
Office	8.0%
Real Estate Operating Companies	5.3%
Industrial	3.5%
Hotels, Resorts & Cruise Lines	3.1%
Health Care Facilities	1.0%
Mortgage	0.6%

94.0%
Short-Term Investment	5.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$49,525,079	$49,525,079	$—	$—
	Short-Term Investment	2,776,253	2,776,253	—	—

	Total	$52,301,332	$52,301,332	$—	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	B-59	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments

March 31, 2012

	Shares	Value
PREFERRED STOCKS - 7.0%

Brazil - 6.1%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	26,660	$1,269,549
Cia de Bebidas das Americas ADR	25,400	1,049,528
Kroton Educacional SA *	429	764
Lojas Americanas SA	118,310	1,113,460
Petroleo Brasileiro SA ADR	37,200	950,832
Vale SA ADR	38,330	869,708

		5,253,841

Colombia - 0.9%

Banco Davivienda SA	29,292	317,034
BanColombia SA ADR	6,540	422,876

		739,910

Total Preferred Stocks
(Cost $4,201,463)		5,993,751

COMMON STOCKS - 89.6%

Belgium - 0.1%

Anheuser-Busch InBev NV	1,189	86,640

Bermuda - 0.9%

Credicorp Ltd	3,720	490,370
Dairy Farm International Holdings Ltd	28,000	292,190

		782,560

Brazil - 5.5%

B2W Cia Global do Varejo *	39,981	180,472
BM&FBOVESPA SA	263,816	1,617,191
Embraer SA ADR	30,250	967,395
Estacio Participacoes SA	38,900	421,934
Kroton Educacional SA *	2,444	4,351
Kroton Educacional SA - Share Deposit Certificates *	33,841	489,600
Multiplan Empreendimentos Imobiliarios SA	5,000	114,794
Natura Cosmeticos SA	41,300	892,539

		4,688,276

Cayman - 9.1%

Ambow Education Holding Ltd ADR *	7,280	53,581
Baidu Inc ADR *	12,510	1,823,583
Ctrip.com International Ltd ADR *	46,720	1,011,021
Eurasia Drilling Co Ltd GDR (LI) ~	15,210	419,340
Home Inns & Hotels Management Inc ADR *	13,340	340,303
New Oriental Education & Technology Group ADR *	16,510	453,365
Tencent Holdings Ltd	59,000	1,644,565
Tingyi Holding Corp	366,000	1,057,607
Want Want China Holdings Ltd	782,000	872,322
Youku Inc ADR *	3,760	82,682

		7,758,369

Chile - 0.4%

Banco Santander Chile SA	3,127,255	259,730
Cencosud SA	10,349	68,414

		328,144

China - 1.3%

China Shenhua Energy Co Ltd ‘H’	201,000	847,191
Shanghai Zhenhua Heavy Industries Co Ltd ‘B’ *	166,590	73,080
Wumart Stores Inc ‘H’	70,000	153,555

		1,073,826

	Shares	Value
Colombia - 1.4%

Almacenes Exito SA	42,137	$612,164
Almacenes Exito SA GDR ~	39,100	553,781

		1,165,945

Denmark - 2.1%

Carlsberg AS ‘B’	21,578	1,786,212

Egypt - 0.6%

Commercial International Bank SAE	75,537	313,404
Eastern Co SAE	2,562	44,118
Egyptian Financial Group-Hermes Holding *	80,133	177,381
Medinet Nasr Housing *	2,986	7,919

		542,822

France - 1.2%

Casino Guichard-Perrachon SA	60	5,911
CFAO SA	13,370	574,415
Technip SA	390	46,022
Vallourec SA	7,060	446,895

		1,073,243

Hong Kong - 4.1%

AIA Group Ltd	254,200	930,870
CNOOC Ltd	374,000	764,556
Hang Lung Group Ltd	68,000	438,132
Hang Lung Properties Ltd	173,000	634,807
Hong Kong Exchanges & Clearing Ltd	41,700	700,280
Sun Art Retail Group Ltd *	5,000	6,792

		3,475,437

India - 13.3%

Asian Paints Ltd	6,824	434,179
Cipla Ltd	45,956	275,624
Colgate-Palmolive India Ltd	25,236	553,864
Dabur India Ltd	110,533	231,235
HDFC Bank Ltd ADR	36,730	1,252,493
Hindustan Unilever Ltd	86,109	692,616
Housing Development Finance Corp Ltd	111,034	1,465,254
ICICI Bank Ltd ADR	24,810	865,125
Infosys Ltd	56,286	3,165,475
Marico Ltd	110,739	381,754
Sun Pharmaceutical Industries Ltd	42,227	473,150
Tata Consultancy Services Ltd	38,202	875,832
TV18 Broadcast Ltd *	42,024	22,676
Zee Entertainment Enterprises Ltd	262,053	651,464
Zee Learn Ltd *	15,223	4,403

		11,345,144

Indonesia - 1.6%

P.T. Astra International Tbk	90,900	734,838
P.T. Bank Central Asia Tbk	79,500	69,528
P.T. Kalbe Farma Tbk	318,500	123,623
P.T. Unilever Indonesia Tbk	211,000	461,329

		1,389,318

Italy - 0.9%

Prada SPA *	125,300	814,412

Kenya - 0.1%

East African Breweries Ltd	23,224	56,471

See Notes to Financial Statements	B-60	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
Luxembourg - 1.1%

Tenaris SA ADR	24,940	$953,456

Malaysia - 0.4%

Genting Bhd	93,900	332,171

Mexico - 10.1%

America Movil SAB de CV ‘L’ ADR	122,680	3,046,144
Fomento Economico Mexicano SAB de CV	189,819	1,560,831
Fomento Economico Mexicano SAB de CV ADR	25,370	2,087,190
Grupo Financiero Inbursa SAB de CV ‘O’	189,036	392,292
Grupo Televisa SAB ADR	34,620	729,790
Wal-Mart de Mexico SAB de CV ‘V’	253,932	852,077

		8,668,324

Netherlands - 1.0%

Yandex NV ‘A’ *	30,540	820,610

Nigeria - 0.5%

Guaranty Trust Bank PLC	131,938	11,286
Nigerian Breweries PLC	616,451	381,129
Zenith Bank PLC	94,091	7,398

		399,813

Philippines - 3.5%

Jollibee Foods Corp	196,360	535,675
Philippine Long Distance Telephone Co	5,620	353,148
SM Investments Corp	37,830	581,904
SM Prime Holdings Inc	3,923,056	1,545,548

		3,016,275

Portugal - 0.4%

Galp Energia SGPS SA ‘B’	19,265	317,408

Russia - 5.0%

Magnit OJSC (MICEX) *	11,888	1,478,387
Magnit OJSC (RTS)	4,168	517,336
Magnit OJSC GDR	14,780	430,883
NovaTek OAO GDR	10,700	1,453,047
NovaTek OAO GDR (OTC) ~Δ	3,200	434,556

		4,314,209

South Africa - 3.9%

Anglo American Platinum Ltd	10,279	719,539
Impala Platinum Holdings Ltd	49,009	974,135
MTN Group Ltd	67,597	1,186,731
Standard Bank Group Ltd	31,957	463,477

		3,343,882

South Korea - 5.4%

E-Mart Co Ltd	4,994	1,098,744
MegaStudy Co Ltd	1,770	182,077
NHN Corp	12,789	2,936,054
Shinsegae Co Ltd	1,876	395,848

		4,612,723

Taiwan - 4.0%

Epistar Corp	219,000	557,653
HTC Corp	61,210	1,238,620
Synnex Technology International Corp	247,118	616,795
Taiwan Semiconductor Manufacturing Co Ltd	349,995	1,006,871

		3,419,939

	Shares	Value
Thailand - 0.7%

Siam Commercial Bank PCL	131,200	$610,282

Turkey - 4.5%

Akbank TAS *	86,679	340,984
Anadolu Efes Biracilik Ve Malt Sanayii AS	38,832	543,222
BIM Birlesik Magazalar AS	15,514	587,956
Enka Insaat ve Sanayi AS	241,915	772,093
Haci Omer Sabanci Holding AS	265,658	1,143,386
Turkiye Garanti Bankasi AS	123,967	491,766

		3,879,407

United Arab Emirates - 0.7%

DP World Ltd *	54,944	640,266

United Kingdom - 5.8%

Anglo American PLC	30,027	1,125,167
BG Group PLC	14,280	331,247
Cairn Energy PLC *	6,226	32,616
Genting Singapore PLC *	333,000	451,437
Mail.ru Group Ltd GDR * ~	2,200	85,852
SABMiller PLC	26,510	1,066,458
Tullow Oil PLC	63,130	1,548,202
Unilever PLC	9,400	309,984

		4,950,963

Total Common Stocks
(Cost $60,206,153)		76,646,547

EQUITY-LINKED STRUCTURED SECURITIES - 0.1%

Vietnam - 0.1%

UBS AG (for Vietnam Dairy Products)
Exp. 01/31/13 *Δ	18,000	79,424

Total Equity-Linked Structured Securities
(Cost $74,067)		79,424

SHORT-TERM INVESTMENT - 2.9%

Money Market Fund - 2.9%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	2,454,586	2,454,586

Total Short-Term Investment
(Cost $2,454,586)		2,454,586

TOTAL INVESTMENTS - 99.6%
(Cost $66,936,269)		85,174,308

OTHER ASSETS & LIABILITIES, NET - 0.4%		308,926

NET ASSETS - 100.0%		$85,483,234

See Notes to Financial Statements	B-61	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2012

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Consumer Staples	25.8%
Financials	17.6%
Information Technology	17.4%
Consumer Discretionary	11.1%
Energy	9.4%
Telecommunication Services	5.4%
Materials	4.8%
Industrials	4.1%
Short-Term Investment	2.9%
Health Care	1.0%
Equity-Linked Structured Securities	0.1%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of March 31, 2012, the fund was diversified by country of incorporation as a percentage of net assets as follows:

India	13.3%
Brazil	11.6%
Mexico	10.1%
Cayman	9.1%
United Kingdom	5.8%
South Korea	5.4%
Russia	5.0%
Turkey	4.5%
Hong Kong	4.1%
Taiwan	4.0%
South Africa	3.9%
Philippines	3.5%
United States	2.9%
Colombia	2.3%
Denmark	2.1%
Indonesia	1.6%
China	1.3%
France	1.2%
Luxembourg	1.1%
Netherlands	1.0%
Others (each less than 1.0%)	5.8%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	As of March 31, 2012, 0.6% of the fund’s net assets were reported illiquid by the portfolio manager under the Trust’s policy.

See Notes to Financial Statements	B-62	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2012

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$5,253,841	$5,253,077	$764	$—
	Colombia	739,910	739,910	—	—

		5,993,751	5,992,987	764	—
	Common Stocks
	Belgium	86,640	—	86,640	—
	Bermuda	782,560	490,370	292,190	—
	Brazil	4,688,276	4,198,676	489,600	—
	Cayman	7,758,369	3,764,535	3,993,834	—
	Chile	328,144	328,144	—	—
	China	1,073,826	—	1,073,826	—
	Colombia	1,165,945	612,164	553,781	—
	Denmark	1,786,212	—	1,786,212	—
	Egypt	542,822	—	542,822	—
	France	1,073,243	—	1,073,243	—
	Hong Kong	3,475,437	—	3,475,437	—
	India	11,345,144	2,117,618	9,227,526	—
	Indonesia	1,389,318	—	1,389,318	—
	Italy	814,412	—	814,412	—
	Kenya	56,471	—	56,471	—
	Luxembourg	953,456	953,456	—	—
	Malaysia	332,171	—	332,171	—
	Mexico	8,668,324	8,668,324	—	—
	Netherlands	820,610	820,610	—	—
	Nigeria	399,813	399,813	—	—
	Philippines	3,016,275	—	3,016,275	—
	Portugal	317,408	—	317,408	—
	Russia	4,314,209	517,336	3,796,873	—
	South Africa	3,343,882	—	3,343,882	—
	South Korea	4,612,723	—	4,612,723	—
	Taiwan	3,419,939	—	3,419,939	—
	Thailand	610,282	—	610,282	—
	Turkey	3,879,407	—	3,879,407	—
	United Arab Emirates	640,266	640,266	—	—
	United Kingdom	4,950,963	85,852	4,865,111	—

		76,646,547	23,597,164	53,049,383	—
	Equity-Linked Structured Securities	79,424	—	79,424	—
	Short-Term Investment	2,454,586	2,454,586	—	—

	Total	$85,174,308	$32,044,737	$53,129,571	$—

See Notes to Financial Statements	B-63	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2012

	Shares	Value
COMMON STOCKS - 98.8%

Australia - 2.6%

QBE Insurance Group Ltd	205,824	$3,027,962
Westpac Banking Corp	102,800	2,332,030

		5,359,992

Bermuda - 1.1%

Li & Fung Ltd	996,400	2,276,145

Brazil - 2.0%

BM&FBOVESPA SA	284,537	1,744,210
Tim Participacoes SA ADR	74,430	2,401,112

		4,145,322

Canada - 2.2%

Canadian National Railway Co	55,709	4,424,966

Czech Republic - 0.8%

Komercni Banka AS	8,550	1,718,586

France - 12.7%

Air Liquide SA	33,069	4,409,848
Danone SA	63,164	4,404,676
Dassault Systemes SA	13,370	1,229,471
Legrand SA	64,037	2,355,571
LVMH Moet Hennessy Louis Vuitton SA	30,703	5,274,765
Pernod-Ricard SA	38,166	3,990,086
Schneider Electric SA	64,169	4,189,817

		25,854,234

Germany - 11.5%

Bayer AG	50,246	3,537,218
Beiersdorf AG	64,262	4,196,796
Deutsche Boerse AG	27,010	1,818,630
Linde AG	42,524	7,630,683
Merck KGaA	17,282	1,912,585
SAP AG	61,211	4,274,498

		23,370,410

Hong Kong - 2.3%

AIA Group Ltd	518,800	1,899,823
China Unicom Ltd	1,032,000	1,735,322
CNOOC Ltd	537,000	1,097,772

		4,732,917

India - 2.0%

ICICI Bank Ltd ADR	79,126	2,759,124
Infosys Ltd ADR	23,622	1,347,163

		4,106,287

Japan - 13.3%

Canon Inc	73,150	3,488,150
Denso Corp	91,900	3,106,399
FANUC Corp	15,900	2,857,680
Honda Motor Co Ltd	69,200	2,660,007
HOYA Corp	91,000	2,046,898
INPEX Corp	514	3,490,603
Lawson Inc	59,100	3,726,560
NTT DoCoMo Inc	542	903,361
Shin-Etsu Chemical Co Ltd	81,600	4,752,073

		27,031,731

	Shares	Value
Netherlands - 8.8%

Akzo Nobel NV	64,773	$3,821,231
Heineken NV	119,799	6,656,818
ING Groep NV CVA *	430,365	3,588,931
Randstad Holding NV	76,736	2,892,956
Wolters Kluwer NV	54,272	1,027,290

		17,987,226

Singapore - 0.4%

Singapore Telecommunications Ltd	313,380	785,121

South Africa - 0.3%

MTN Group Ltd	33,019	579,681

South Korea - 1.7%

Samsung Electronics Co Ltd	3,112	3,504,610

Spain - 2.8%

Amadeus IT Holding SA ‘A’	139,680	2,634,571
Banco Santander SA	275,990	2,121,741
Red Electrica Corp SA	20,408	998,192

		5,754,504

Sweden - 0.8%

Hennes & Mauritz AB ‘B’	44,171	1,597,833

Switzerland - 10.5%

Cie Financiere Richemont SA ‘A’	11,096	696,698
Givaudan SA	328	316,475
Julius Baer Group Ltd	98,205	3,966,463
Nestle SA	105,385	6,632,378
Roche Holding AG	22,130	3,852,982
Sonova Holding AG	12,151	1,350,978
Swiss Re AG	24,720	1,581,169
UBS AG (XVTX)	215,613	3,023,641

		21,420,784

Taiwan - 3.0%

Hon Hai Precision Industry Co Ltd	523,800	2,032,452
HTC Corp	55,100	1,114,980
Taiwan Semiconductor Manufacturing Co Ltd ADR	199,546	3,049,063

		6,196,495

United Kingdom - 19.7%

Barclays PLC	372,531	1,413,421
BG Group PLC	77,100	1,788,456
Burberry Group PLC	24,044	572,347
Compass Group PLC	376,552	3,936,854
Delphi Automotive PLC *	13,460	425,336
Diageo PLC	179,098	4,321,996
Hays PLC	659,166	895,591
HSBC Holdings PLC (LI)	684,040	6,046,811
Reckitt Benckiser Group PLC	57,667	3,256,565
Rio Tinto PLC	49,522	2,745,059
Royal Dutch Shell PLC ‘A’ (LI)	109,721	3,849,669
Smiths Group PLC	122,419	2,059,302
Standard Chartered PLC	156,166	3,894,170
Tesco PLC	128,642	674,548
WPP PLC	309,698	4,218,546

		40,098,671

See Notes to Financial Statements	B-64	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
United States - 0.3%

Synthes Inc ~	3,465	$601,334

Total Common Stocks
(Cost $164,763,243)		201,546,849

	Principal Amount
SHORT-TERM INVESTMENTS - 0.9%

Commercial Paper - 0.9%

HSBC USA Inc
0.070% due 04/02/12	$1,865,000	1,864,996

	Shares
Money Market Fund - 0.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	18,144	18,144

Total Short-Term Investments
(Cost $1,883,140)		1,883,140

TOTAL INVESTMENTS - 99.7%
(Cost $166,646,383)		203,429,989

OTHER ASSETS & LIABILITIES, NET - 0.3%		513,769

NET ASSETS - 100.0%		$203,943,758

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Financials	20.1%
Consumer Staples	18.6%
Consumer Discretionary	12.7%
Information Technology	12.1%
Materials	11.6%
Industrial	9.6%
Health Care	5.5%
Energy	5.0%
Telecommunication Services	3.1%
Short-Term Investments	0.9%
Utilities	0.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of March 31, 2012, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	19.7%
Japan	13.3%
France	12.7%
Germany	11.5%
Switzerland	10.5%
Netherlands	8.8%
Taiwan	3.0%
Spain	2.8%
Australia	2.6%
Hong Kong	2.3%
Canada	2.2%
Brazil	2.0%
India	2.0%
South Korea	1.7%
United States (Includes Short-Term Investments)	1.2%
Bermuda	1.1%
Others (each less than 1.0%)	2.3%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	B-65	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2012

(d)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$5,359,992	$—	$5,359,992	$—
	Bermuda	2,276,145	—	2,276,145	—
	Brazil	4,145,322	4,145,322	—	—
	Canada	4,424,966	4,424,966	—	—
	Czech Republic	1,718,586	—	1,718,586	—
	France	25,854,234	—	25,854,234	—
	Germany	23,370,410	—	23,370,410	—
	Hong Kong	4,732,917	—	4,732,917	—
	India	4,106,287	4,106,287	—	—
	Japan	27,031,731	—	27,031,731	—
	Netherlands	17,987,226	—	17,987,226	—
	Singapore	785,121	—	785,121	—
	South Africa	579,681	—	579,681	—
	South Korea	3,504,610	—	3,504,610	—
	Spain	5,754,504	—	5,754,504	—
	Sweden	1,597,833	—	1,597,833	—
	Switzerland	21,420,784	—	21,420,784	—
	Taiwan	6,196,495	3,049,063	3,147,432	—
	United Kingdom	40,098,671	425,336	39,673,335	—
	United States	601,334	—	601,334	—

		201,546,849	16,150,974	185,395,875	—
	Short-Term Investments	1,883,140	18,144	1,864,996	—

	Total	$203,429,989	$16,169,118	$187,260,871	$—

See Notes to Financial Statements	B-66	See explanation of symbols and terms, if any, on page B- 71

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2012

	Shares	Value
PREFERRED STOCKS - 1.0%

Germany - 1.0%

Volkswagen AG	6,409	$1,128,115

Total Preferred Stocks
(Cost $1,028,320)		1,128,115

COMMON STOCKS - 96.6%

Australia - 2.2%

Australia & New Zealand Banking Group Ltd	100,280	2,417,097

Belgium - 1.1%

Solvay SA	10,635	1,258,155

Canada - 0.7%

First Quantum Minerals Ltd	38,895	741,674

China - 1.1%

China Construction Bank Corp ‘H’	1,538,000	1,187,600

Finland - 1.4%

UPM-Kymmene OYJ	111,303	1,514,729

France - 9.3%

BNP Paribas	32,094	1,524,491
Cie de Saint-Gobain	25,124	1,122,779
GDF Suez	59,841	1,544,880
Sanofi	25,217	1,955,028
Schneider Electric SA	29,568	1,930,597
Sodexo	18,709	1,535,779
Suez Environnement Co	48,478	743,807

		10,357,361

Germany - 9.4%

Allianz SE	19,675	2,351,339
BASF SE	14,111	1,235,639
Bayer AG	31,895	2,245,344
Bayerische Motoren Werke AG	10,857	976,273
Deutsche Bank AG	26,959	1,341,157
Deutsche Boerse AG	8,104	545,656
E.ON AG	74,795	1,791,490

		10,486,898

Hong Kong - 2.4%

CNOOC Ltd	496,000	1,013,957
Hutchison Whampoa Ltd	171,000	1,707,250

		2,721,207

Israel - 0.9%

Teva Pharmaceutical Industries Ltd ADR	21,344	961,761

Italy - 4.6%

ENI SPA	113,143	2,651,051
Snam Rete Gas SPA	321,353	1,544,932
UniCredit SPA	178,962	897,100

		5,093,083

	Shares	Value
Japan - 21.2%

Asahi Group Holdings Ltd	32,000	$711,875
Bridgestone Corp	40,300	985,852
Canon Inc	31,000	1,478,232
East Japan Railway Co	12,700	802,844
Fujitsu Ltd	281,000	1,484,282
Hitachi Ltd	221,000	1,428,667
Honda Motor Co Ltd	53,800	2,068,040
Japan Tobacco Inc	335	1,898,893
JX Holdings Inc	163,260	1,021,308
KDDI Corp	177	1,151,712
Marubeni Corp	141,000	1,021,984
Mitsubishi Electric Corp	92,000	818,174
Mitsui & Co Ltd	39,100	643,538
Nippon Telegraph & Telephone Corp	26,400	1,201,297
Nissan Motor Co Ltd	179,700	1,926,027
Sumitomo Corp	140,600	2,052,463
Sumitomo Mitsui Financial Group Inc	85,100	2,825,614

		23,520,802

Luxembourg - 0.8%

ArcelorMittal	50,101	958,511

Netherlands - 3.3%

European Aeronautic Defence & Space Co NV	39,694	1,624,749
ING Groep NV CVA *	105,238	877,608
Koninklijke KPN NV	23,821	261,905
Unilever NV CVA	26,045	886,254

		3,650,516

New Zealand - 0.8%

Telecom Corp of New Zealand Ltd	468,937	931,195

South Africa - 0.5%

African Bank Investments Ltd	114,100	591,564

South Korea - 2.1%

KT Corp ADR *	46,360	634,668
Samsung Electronics Co Ltd	1,509	1,699,376

		2,334,044

Spain - 1.8%

Banco Bilbao Vizcaya Argentaria SA	119,794	952,366
Repsol YPF SA	40,625	1,020,608

		1,972,974

Sweden - 3.4%

Nordea Bank AB	181,776	1,653,504
Swedbank AB ‘A’	37,050	576,794
Telefonaktiebolaget LM Ericsson ‘B’	147,380	1,524,377

		3,754,675

Switzerland - 4.3%

Credit Suisse Group AG *	38,749	1,103,958
Holcim Ltd *	6,003	391,907
Roche Holding AG	9,741	1,695,974
Swiss Re AG *	24,855	1,589,804

		4,781,643

Taiwan - 0.7%
Hon Hai Precision Industry Co Ltd GDR ~	116,898	771,527

See Notes to Financial Statements	B-67	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2012

	Shares	Value
United Kingdom - 24.6%

Barclays PLC	530,771	$2,013,800
BP PLC	304,530	2,262,962
British American Tobacco PLC	38,807	1,968,126
Centrica PLC	319,983	1,627,006
Experian PLC	49,832	777,832
GlaxoSmithKline PLC	85,031	1,904,046
HSBC Holdings PLC	329,291	2,910,883
InterContinental Hotels Group PLC	55,573	1,284,044
Kingfisher PLC	273,696	1,342,018
Petropavlovsk PLC	27,571	248,959
Prudential PLC	201,725	2,422,561
Royal Dutch Shell PLC ‘A’	102,821	3,607,576
SABMiller PLC	22,149	891,021
Vodafone Group PLC	1,464,058	4,048,760

		27,309,594

Total Common Stocks
(Cost $100,181,837)		107,316,610

SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds Treasury
Trust Fund Portfolio	1,492,045	1,492,045

Total Short-Term Investment
(Cost $1,492,045)		1,492,045

TOTAL INVESTMENTS - 98.9%
(Cost $102,702,202)		109,936,770

OTHER ASSETS & LIABILITIES, NET - 1.1%		1,181,734

NET ASSETS - 100.0%		$111,118,504

Notes to Schedule of Investments

(a)	As of March 31, 2012, the fund was diversified as a percentage of net assets as follows:

Financials	25.1%
Industrials	11.2%
Energy	10.4%
Consumer Discretionary	10.2%
Health Care	7.8%
Information Technology	7.5%
Telecommunication Services	7.3%
Utilities	6.6%
Consumer Staples	5.8%
Materials	5.7%
Short-Term Investment	1.3%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)	As of March 31, 2012, the fund was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	24.6%
Japan	21.2%
Germany	10.4%
France	9.3%
Italy	4.6%
Switzerland	4.3%
Sweden	3.4%
Netherlands	3.3%
Hong Kong	2.4%
Australia	2.2%
South Korea	2.1%
Spain	1.8%
Finland	1.4%
United States (Includes Short-Term Investment)	1.3%
Belgium	1.1%
China	1.1%
Others (each less than 1.0%)	4.4%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(c)	Open futures contracts outstanding as of March 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount		Unrealized Appreciation
EURO STOXX 50 (06/12)	17	EUR	406,730	$3,705
FTSE 100 Index (06/12)	5	GBP	285,885	934

Total Future Contracts				$4,639

See Notes to Financial Statements	B-68	See explanation of symbols and terms, if any, on page B- 71

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2012

(d)	Forward foreign currency contracts as of March 31, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Counterparty	Unrealized Appreciation (Depreciation)
Buy	AUD	6,785,073	05/12	WPC	($165,549)
Buy	CAD	200,721	05/12	BRC	(1,323)
Sell	CAD	782,224	05/12	WPC	(2,110)
Buy	CHF	352,956	05/12	RBC	5,297
Buy	CHF	4,040,240	05/12	WPC	50,637
Buy	EUR	315,782	05/12	BRC	4,308
Buy	EUR	166,327	05/12	BRC	(923)
Buy	EUR	252,074	05/12	CIT	2,176
Buy	EUR	649,956	05/12	CSF	8,418
Buy	EUR	324,663	05/12	HSB	1,912
Buy	EUR	241,277	05/12	MSC	3,413
Buy	EUR	540,496	05/12	RBS	12,604
Buy	EUR	253,158	05/12	UBS	443
Sell	EUR	2,445,440	05/12	BRC	(59,940)
Sell	EUR	171,642	05/12	CIT	(2,081)
Sell	EUR	216,987	05/12	CSF	(6,564)
Sell	EUR	76,709	05/12	HSB	955
Sell	EUR	567,518	05/12	MSC	(23,599)
Sell	EUR	554,232	05/12	RBC	(8,742)
Sell	EUR	2,347,205	05/12	SSB	(31,863)
Sell	EUR	285,418	05/12	WPC	2,746
Sell	EUR	333,242	05/12	WPC	(7,412)
Buy	GBP	713,652	05/12	BRC	30,628
Buy	GBP	143,098	05/12	CIT	1,946
Buy	GBP	189,907	05/12	CSF	5,405
Buy	GBP	107,012	05/12	RBC	2,434
Buy	GBP	148,206	05/12	RBS	4,080
Buy	GBP	277,638	05/12	WPC	6,854
Sell	GBP	579,821	05/12	BRC	(13,273)
Sell	GBP	281,889	05/12	CSF	(3,420)
Sell	GBP	148,201	05/12	HSB	(4,029)
Sell	GBP	543,516	05/12	RBC	(7,562)
Sell	GBP	3,263,157	05/12	SSB	(78,340)
Sell	GBP	457,632	05/12	WPC	(8,918)
Buy	HKD	10,241,005	05/12	MSC	(1,856)
Buy	HKD	2,428,325	05/12	RBC	(36)
Buy	JPY	27,713,665	05/12	RBC	363
Buy	JPY	16,310,615	05/12	RBC	(17,061)
Buy	JPY	25,858,925	05/12	SSB	(15,461)
Buy	JPY	28,745,763	05/12	WPC	(27,572)
Sell	JPY	38,402,912	05/12	CIT	41,501
Sell	JPY	50,027,662	05/12	CIT	(646)
Sell	JPY	18,111,596	05/12	CSF	4,066
Sell	JPY	39,956,386	05/12	HSB	13,440
Sell	JPY	18,906,329	05/12	RBS	(4,070)
Sell	JPY	73,366,318	05/12	SSB	76,499
Sell	JPY	28,078,080	05/12	UBS	(2,096)
Buy	NOK	1,674,043	05/12	CSF	10,632
Buy	NOK	2,098,749	05/12	MSC	7,879
Buy	NOK	2,006,944	05/12	RBC	7,204
Sell	NZD	635,276	05/12	CIT	3,818
Sell	NZD	195,560	05/12	WPC	2,202
Buy	SEK	2,680,848	05/12	MSC	8,625
Sell	SEK	717,001	05/12	BRC	(2,324)
Sell	SEK	2,151,392	05/12	MSC	(6,234)
Sell	SEK	1,475,000	05/12	WPC	1,180
Buy	SGD	2,174,389	05/12	HSB	(8,170)

Total Forward Foreign Currency Contracts					($189,509)

See Notes to Financial Statements	B-69	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

PL INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2012

(e)	Fair Value Measurements

The following is a summary of the fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the fund’s assets and liabilities (See Note 3C in Notes to Financial Statements) as of March 31, 2012:

		Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$1,128,115	$—	$1,128,115	$—
	Common Stocks
	Australia	2,417,097	—	2,417,097	—
	Belgium	1,258,155	—	1,258,155	—
	Canada	741,674	741,674	—	—
	China	1,187,600	—	1,187,600	—
	Finland	1,514,729	—	1,514,729	—
	France	10,357,361	—	10,357,361	—
	Germany	10,486,898	—	10,486,898	—
	Hong Kong	2,721,207	—	2,721,207	—
	Israel	961,761	961,761	—	—
	Italy	5,093,083	—	5,093,083	—
	Japan	23,520,802	—	23,520,802	—
	Luxembourg	958,511	—	958,511	—
	Netherlands	3,650,516	—	3,650,516	—
	New Zealand	931,195	—	931,195
	South Africa	591,564	—	591,564	—
	South Korea	2,334,044	634,668	1,699,376	—
	Spain	1,972,974	—	1,972,974	—
	Sweden	3,754,675	—	3,754,675	—
	Switzerland	4,781,643	—	4,781,643	—
	Taiwan	771,527	—	771,527	—
	United Kingdom	27,309,594	—	27,309,594	—

		107,316,610	2,338,103	104,978,507	—
	Short-Term Investment	1,492,045	1,492,045	—	—
	Derivatives:
	Equity Contracts
	Futures	4,639	4,639	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	321,665	—	321,665	—

	Total Assets-Derivatives	326,304	4,639	321,665	—

	Total Assets	110,263,074	3,834,787	106,428,287	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(511,174)	—	(511,174)	—

	Total Liabilities	(511,174)	—	(511,174)	—

	Total	$109,751,900	$3,834,787	$105,917,113	$—

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	B-70	See explanation of symbols and terms, if any, on page B-71

PACIFIC LIFE FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2012

Explanation of Symbols:

* Non-income producing investments.

“ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^ Investments with their principal amount adjusted for inflation.

§ Variable rate investments. The rate shown is based on the latest available information as of March 31, 2012. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.

Ω Investments were in default as of March 31, 2012.

± The security is a perpetual bond and has no definite maturity date.

¥ Unsettled position. Contract rates do not take effect until settlement date.

~       Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

¯       Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).

‡      Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, futures contracts, written option contracts, swap contracts and/or reverse repurchase agreements, if any, as of March 31, 2012.

+       The values of these investments were determined by a Trustee Valuation Committee or determined by a Board approved valuation committee, and then subsequently approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3B in Notes to Financial Statements).

Δ Illiquid Investments. Investments were reported as illiquid by the portfolio manager pursuant to the Trust’s policy and procedures (See Note 4 in Notes to Financial Statements).

Counterparty Abbreviations:

BOA	Bank of America

BNS	Bank of Nova Scotia

BRC	Barclays

CIT	Citigroup

CME	Chicago Mercantile Exchange

CSF	Credit Suisse

DUB	Deutsche Bank

GSC	Goldman Sachs

HSB	HSBC

JPM	JPMorgan Chase

MSC	Morgan Stanley

RBC	Royal Bank of Canada

RBS	Royal Bank of Scotland

SSB	State Street Bank

UBS	UBS

WPC	Westpac Banking Group

Currency Abbreviations:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Renminbi

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

CPI	Consumer Price Index

CVA	Certificaten Van Aandelen (Dutch Certificate)

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

‘NY’	New York Shares

OTC	Over the Counter

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

Notes:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard & Poor’s quality ratings of the companies, if any, and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements	B-71

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2012

	PL Floating Rate Loan Fund	PL High Income Fund	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Short Duration Income Fund
ASSETS
Investments and repurchase agreements, at cost	$116,746,548	$7,138,470	$325,420,801	$625,069,273	$153,260,333	$12,723,835

Investments, at value	$117,620,933	$7,409,652	$330,463,249	$624,472,670	$154,049,160	$12,858,375
Repurchase agreements, at value	—	—	3,700,000	7,500,000	—	—
Cash (1)	—	—	4,000	3,000	—	—
Foreign currency held, at value (2)	—	—	164,380	635,914	—	—
Receivables:
Dividends and interest	294,847	135,300	1,304,908	2,928,082	843,491	78,611
Fund shares sold	944,612	—	2,680,639	4,406,036	1,188,073	—
Securities sold	34,364	306,671	1,854,972	107,486,329	55,707	42,535
Swap agreements	—	—	—	1,556	—	—
Variation margin	—	—	—	211,551	—	—
Securities sold short	—	—	—	2,127,813	—	—
Due from adviser	16,299	14,069	22,207	27,571	21,426	13,172
Forward foreign currency contracts appreciation	—	—	702,165	432,714	13,067	—
Prepaid expenses and other assets	2,128	110	5,494	9,081	2,913	220
Swap contracts, at value	—	—	536,838	2,041,289	—	—

Total Assets	118,913,183	7,865,802	341,438,852	752,283,606	156,173,837	12,992,913

LIABILITIES
Payables:
Securities purchased	6,706,777	299,500	51,297,545	258,837,622	667,192	697,329
Swap agreements	—	—	—	4,469	—	—
Securities sold short, at value (proceeds $2,127,813)	—	—	—	2,127,813	—	—
Variation margin	—	—	28,035	—	—	—
Due to brokers (3)	—	—	620,000	1,560,000	—	—
Accrued advisory fees	59,438	3,824	94,317	159,181	51,174	4,140
Accrued administration fees	13,716	956	35,369	59,693	19,190	1,553
Accrued support service expenses	3,239	170	8,352	13,807	4,432	341
Accrued custodian fees and expenses	13,902	4,598	28,617	52,068	9,355	4,704
Accrued transfer agency out-of-pocket expenses	4,859	—	12,532	20,716	6,649	—
Accrued legal, audit and tax service fees	13,021	685	33,580	55,510	17,818	1,371
Accrued trustees’ fees and expenses and deferred compensation	98	7	1,350	6,936	403	15
Accrued offering expenses	—	30,972	—	—	—	30,972
Accrued other	10,097	1,707	19,591	35,252	13,878	1,264
Forward foreign currency contracts depreciation	—	—	866,662	1,772,696	15,898	—
Outstanding options written, at value (premiums received $419,828 and $1,383,751)	—	—	404,027	456,446	—	—
Swap contracts, at value	—	—	32,747	906,624	—	—

Total Liabilities	6,825,147	342,419	53,482,724	266,068,833	805,989	741,689

NET ASSETS	$112,088,036	$7,523,383	$287,956,128	$486,214,773	$155,367,848	$12,251,224

NET ASSETS CONSIST OF:
Paid-in capital	$110,034,989	$7,111,399	$276,812,839	$477,416,926	$154,259,352	$12,052,636
Undistributed net investment income	1,198,339	29,213	849,845	6,200,177	483,512	7,918
Undistributed/accumulated net realized gain (loss)	(19,677)	111,589	1,519,240	(3,840,256)	(161,012)	56,130
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	874,385	271,182	8,774,204	6,437,926	785,996	134,540

NET ASSETS	$112,088,036	$7,523,383	$287,956,128	$486,214,773	$155,367,848	$12,251,224

Class I Shares:
Shares of beneficial interest outstanding		711,256				1,208,179

Net Asset Value per share		$10.58				$10.14

Class P Shares:
Shares of beneficial interest outstanding	11,099,697		26,682,305	44,758,849	15,429,941

Net Asset Value per share	$10.10		$10.79	$10.86	$10.07

(1)	Includes cash collateral segregated for open swap contracts in the PL Inflation Managed and PL Managed Bond Funds of $4,000 and $3,000, respectively.
(2)	The cost of foreign currency for the PL Inflation Managed and PL Managed Bond Funds were $162,642 and $632,329, respectively.
(3)	The PL Inflation Managed and PL Managed Bond Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the counterparty. The Funds invest such cash collateral in investment securities. (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-1

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2012

	PL Strategic Income Fund	PL Comstock Fund	PL Growth LT Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund
ASSETS
Investments, at cost	$17,267,996	$173,439,983	$83,427,508	$92,372,777	$202,888,244	$143,601,599

Investments, at value	$17,614,005	$207,095,183	$108,618,348	$128,748,306	$262,216,168	$190,227,941
Receivables:
Dividends and interest	220,985	379,192	107,336	50,590	697,174	138,604
Fund shares sold	—	152,219	—	—	237,373	—
Securities sold	2,134,951	713,768	26,503	548,254	—	4,576,661
Due from adviser	14,939	9,371	31,279	11,064	12,387	16,146
Forward foreign currency contracts appreciation	—	—	25,242	—	—	—
Prepaid expenses and other assets	330	4,034	2,029	2,354	5,160	3,698

Total Assets	19,985,210	208,353,767	108,810,737	129,360,568	263,168,262	194,963,050

LIABILITIES
Payables:
Securities purchased	2,136,151	807,358	257,004	—	—	1,272,308
Due to custodian in foreign currency (1)	—	—	66	—	—	—
Accrued advisory fees	9,043	127,257	49,907	77,890	142,048	72,061
Accrued administration fees	2,261	25,971	13,611	16,115	32,780	24,020
Accrued support service expenses	511	6,137	3,068	3,580	7,841	5,625
Accrued custodian fees and expenses	5,544	11,254	39,490	9,169	8,943	10,814
Accrued transfer agency out-of-pocket expenses	—	9,207	4,603	5,371	11,764	8,440
Accrued legal, audit and tax service fees	2,056	24,671	12,335	14,391	31,525	22,615
Accrued trustees’ fees and expenses and deferred compensation	22	2,163	2,338	5,881	3,824	292
Accrued offering expenses	30,972	—	—	—	—	—
Accrued other	2,788	10,115	9,192	5,964	12,472	9,141
Forward foreign currency contracts depreciation	—	—	79,465	—	—	—

Total Liabilities	2,189,348	1,024,133	471,079	138,361	251,197	1,425,316

NET ASSETS	$17,795,862	$207,329,634	$108,339,658	$129,222,207	$262,917,065	$193,537,734

NET ASSETS CONSIST OF:
Paid-in capital	$17,181,742	$200,134,881	$103,482,679	$92,353,052	$220,129,368	$174,120,403
Undistributed/accumulated net investment income (loss)	39,748	674,594	601,465	(106,408)	1,179,441	739,211
Undistributed/accumulated net realized gain (loss)	228,363	(27,134,273)	(20,881,930)	600,034	(17,719,668)	(27,948,164)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	346,009	33,654,432	25,137,444	36,375,529	59,327,924	46,626,284

NET ASSETS	$17,795,862	$207,329,634	$108,339,658	$129,222,207	$262,917,065	$193,537,734

Class I Shares:
Shares of beneficial interest outstanding	1,711,221

Net Asset Value per share	$10.40

Class P Shares:
Shares of beneficial interest outstanding		16,625,565	8,258,220	12,546,730	21,364,475	17,182,131

Net Asset Value per share		$12.47	$13.12	$10.30	$12.31	$11.26

(1)	The cost of foreign currency for the PL Growth LT Fund was ($66).

See Notes to Financial Statements	C-2

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2012

	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund
ASSETS
Investments, at cost	$142,222,864	$58,976,561	$27,692,990	$68,914,940	$33,313,619	$66,936,269

Investments, at value	$163,566,964	$73,861,845	$36,084,055	$85,793,201	$52,301,332	$85,174,308
Foreign currency held, at value (1)	—	882	—	—	—	222,300
Receivables:
Dividends and interest	119,237	45,927	37,997	79,804	98,352	198,996
Fund shares sold	351,884	—	104,432	434,584	449,199	149,519
Securities sold	2,577,273	—	294,437	65,866	43,139	667,370
Foreign tax reclaim	—	9,983	—	—	—	3,050
Due from adviser	10,414	11,531	2,381	—	5,805	62,990
Prepaid expenses and other assets	3,248	1,346	784	1,792	1,010	1,679

Total Assets	166,629,020	73,931,514	36,524,086	86,375,247	52,898,837	86,480,212

LIABILITIES
Payables:
Securities purchased	1,300,132	254,378	106,510	124,798	153,128	705,999
Accrued advisory fees	89,437	43,038	18,264	53,778	38,042	57,505
Accrued administration fees	20,639	9,222	4,566	10,756	6,340	10,782
Accrued support service expenses	4,943	2,046	1,193	2,727	1,534	2,557
Accrued custodian fees and expenses	9,802	18,564	12,084	10,351	9,392	135,230
Accrued transfer agency out-of-pocket expenses	7,417	3,069	1,790	4,092	2,302	3,836
Accrued legal, audit and tax service fees	19,874	8,224	4,797	10,965	6,168	10,279
Accrued trustees’ fees and expenses and deferred compensation	170	2,461	1,519	—	44	145
Accrued foreign capital gains tax	—	—	—	—	—	59,489
Accrued other	8,277	4,087	3,512	5,955	2,922	11,156

Total Liabilities	1,460,691	345,089	154,235	223,422	219,872	996,978

NET ASSETS	$165,168,329	$73,586,425	$36,369,851	$86,151,825	$52,678,965	$85,483,234

NET ASSETS CONSIST OF:
Paid-in capital	$152,059,978	$58,006,558	$34,190,332	$74,947,573	$44,210,856	$70,225,733
Undistributed/accumulated net investment income (loss)	187,653	(94,893)	(8,199)	325,094	195,232	(165,916)
Undistributed/accumulated net realized gain (loss)	(8,423,402)	790,815	(6,203,347)	(5,999,065)	(10,714,836)	(2,751,630)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	21,344,100	14,883,945	8,391,065	16,878,223	18,987,713	18,175,047

NET ASSETS	$165,168,329	$73,586,425	$36,369,851	$86,151,825	$52,678,965	$85,483,234

Class P Shares:
Shares of beneficial interest outstanding	16,044,803	8,294,116	3,065,762	8,143,437	4,183,542	6,308,071

Net Asset Value per share	$10.29	$8.87	$11.86	$10.58	$12.59	$13.55

(1)	The cost of foreign currency for the PL Mid-Cap Growth and PL Emerging Markets Funds was $934 and $222,735, respectively.

See Notes to Financial Statements	C-3

PACIFIC LIFE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2012

	PL International Large-Cap Fund	PL International Value Fund
ASSETS
Investments, at cost	$166,646,383	$102,702,202

Investments, at value	$203,429,989	$109,936,770
Foreign currency held, at value (1)	58,277	64,017
Receivables:
Dividends and interest	638,891	591,926
Securities sold	406,391	1,699,803
Variation margin	—	4,639
Foreign tax reclaim	141,803	41,845
Due from adviser	34,100	4,964
Forward foreign currency contracts appreciation	—	321,665
Prepaid expenses and other assets	3,913	2,131

Total Assets	204,713,364	112,667,760

LIABILITIES
Payables:
Securities purchased	469,879	869,316
Accrued advisory fees	145,965	61,337
Accrued administration fees	25,758	14,155
Accrued support service expenses	5,966	3,239
Accrued custodian fees and expenses	76,226	58,694
Accrued transfer agency out-of-pocket expenses	8,951	4,859
Accrued legal, audit and tax service fees	23,985	13,021
Accrued trustees’ fees and expenses and deferred compensation	1,647	2,709
Accrued other	11,229	10,752
Forward foreign currency contracts depreciation	—	511,174

Total Liabilities	769,606	1,549,256

NET ASSETS	$203,943,758	$111,118,504

NET ASSETS CONSIST OF:
Paid-in capital	$184,504,428	$158,838,168
Undistributed net investment income	1,305,157	1,083,553
Accumulated net realized loss	(18,651,667)	(55,863,317)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	36,785,840	7,060,100

NET ASSETS	$203,943,758	$111,118,504

Class P Shares:
Shares of beneficial interest outstanding	13,486,118	12,892,042

Net Asset Value per share	$15.12	$8.62

(1)	The cost of foreign currency for the PL International Large-Cap and PL International Value Funds was $58,270 and $62,766, respectively.

See Notes to Financial Statements	C-4

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2012

	PL Floating Rate Loan Fund	PL High Income Fund (1)	PL Inflation Managed Fund	PL Managed Bond Fund	PL Short Duration Bond Fund	PL Short Duration Income Fund (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$7,500	$245,435	$—	$—
Dividends from mutual fund investments	207	13	44	1	319	40
Interest, net of foreign taxes withheld	4,712,153	157,302	8,580,641	11,850,852	2,263,464	77,542
Other	180,114	—	—	—	—	620

Total Investment Income	4,892,474	157,315	8,588,185	12,096,288	2,263,783	78,202

EXPENSES
Advisory fees	714,757	12,528	1,014,169	1,678,429	535,596	11,765
Administration fees	142,951	3,132	380,313	629,411	200,849	4,412
Support services expenses	18,715	170	43,946	71,896	33,750	341
Custodian fees and expenses	22,730	4,598	53,595	92,002	19,321	4,704
Shareholder report expenses	4,395	66	11,596	19,164	6,078	132
Transfer agency out-of-pocket expenses	19,591	—	53,092	87,605	27,727	—
Registration fees	2,665	136	6,874	11,367	3,652	271
Legal, audit and tax service fees	23,567	697	50,535	83,324	26,854	1,394
Trustees’ fees and expenses	3,806	54	10,330	16,982	5,400	108
Offering expenses	—	35,519	—	—	—	35,519
Interest expense	—	—	20,524	4,237	—	—
Other	36,194	2,057	65,975	123,734	45,734	1,487

Total Expenses	989,371	58,957	1,710,949	2,818,151	904,961	60,133
Advisory Fee Waiver (2)	(95,301)	—	—	—	—	—
Adviser Reimbursement (3)	(131,663)	(42,254)	(295,942)	(506,074)	(168,516)	(42,485)

Net Expenses	762,407	16,703	1,415,007	2,312,077	736,445	17,648

NET INVESTMENT INCOME	4,130,067	140,612	7,173,178	9,784,211	1,527,338	60,554

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	502,188	111,589	14,013,559	976,090	457,959	56,130
Closed short positions	—	—	57,358	(5,628)	(2,812)	—
Futures contracts and swap transactions	—	—	639,792	3,804,900	(4,515)	—
Written option transactions	—	—	621,249	(1,437,370)	—	—
Foreign currency transactions	—	—	565,110	1,042,105	(85,603)	—

Net Realized Gain	502,188	111,589	15,897,068	4,380,097	365,029	56,130

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(922,280)	271,182	3,140,158	3,726,814	311,292	134,540
Short positions	—	—	—	(12,474)	—	—
Futures contracts and swaps	—	—	(94,416)	(1,258,668)	26,766	—
Written options	—	—	118,727	1,207,567	—	—
Foreign currencies	—	—	353,806	(1,696,908)	(2,831)	—

Change in Net Unrealized Appreciation (Depreciation)	(922,280)	271,182	3,518,275	1,966,331	335,227	134,540

NET GAIN (LOSS)	(420,092)	382,771	19,415,343	6,346,428	700,256	190,670

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,709,975	$523,383	$26,588,521	$16,130,639	$2,227,594	$251,224

Foreign taxes withheld on dividends and interest	$—	$—	$2,774	$37,050	$—	$—

(1)	Operations commenced on December 19, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements	C-5

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2012

	PL Strategic Income Fund (1)	PL Comstock Fund	PL Growth LT Fund	PL Large-Cap Growth Fund	PL Large-Cap Value Fund	PL Main Street Core Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$64	$4,250,017	$1,307,285	$647,126	$6,458,743	$2,688,523
Dividends from mutual fund investments	17,351	201	120	10,200	183	98
Interest, net of foreign taxes withheld	240,704	—	1,480	—	—	—

Total Investment Income	258,119	4,250,218	1,308,885	657,326	6,458,926	2,688,621

EXPENSES
Advisory fees	27,471	1,353,582	581,617	807,892	1,522,090	755,374
Administration fees	6,868	270,716	158,623	161,578	351,252	251,791
Support services expenses	511	30,855	22,459	22,381	40,772	32,189
Custodian fees and expenses	5,544	21,726	63,335	15,999	18,217	23,412
Shareholder report expenses	198	8,435	5,275	5,019	11,239	7,794
Transfer agency out-of-pocket expenses	—	37,880	23,538	22,474	50,169	35,292
Registration fees	407	5,050	2,558	2,950	6,471	4,634
Legal, audit and tax service fees	2,091	36,610	20,109	21,504	47,447	33,791
Trustees’ fees and expenses	161	7,347	4,531	4,360	9,717	6,853
Offering expenses	35,519	—	—	—	—	—
Other	2,884	19,302	21,963	11,705	22,498	16,901

Total Expenses	81,654	1,791,503	904,008	1,075,862	2,079,872	1,168,031
Advisory Fee Waiver (2)	—	(27,072)	—	(26,930)	—	—
Adviser Reimbursement (3)	(45,025)	(167,205)	(163,768)	(106,391)	(206,530)	(160,866)

Net Expenses	36,629	1,597,226	740,240	942,541	1,873,342	1,007,165

NET INVESTMENT INCOME (LOSS)	221,490	2,652,992	568,645	(285,215)	4,585,584	1,681,456

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	228,363	8,095,226	(880,933)	2,701,430	947,160	2,718,723
Foreign currency transactions	—	(181)	101,920	—	6,313	(1,415)

Net Realized Gain (Loss)	228,363	8,095,045	(779,013)	2,701,430	953,473	2,717,308

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	346,009	221,329	4,304,555	13,258,222	14,293,809	16,698,003
Foreign currencies	—	(768)	(14,865)	—	(1,814)	(58)

Change in Net Unrealized Appreciation	346,009	220,561	4,289,690	13,258,222	14,291,995	16,697,945

NET GAIN	574,372	8,315,606	3,510,677	15,959,652	15,245,468	19,415,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$795,862	$10,968,598	$4,079,322	$15,674,437	$19,831,052	$21,096,709

Foreign taxes withheld on dividends and interest	$11	$67,354	$34,668	$502	$112,682	$1,788

(1)	Operations commenced on December 19, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements	C-6

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2012

	PL Mid-Cap Equity Fund	PL Mid-Cap Growth Fund	PL Small-Cap Growth Fund	PL Small-Cap Value Fund	PL Real Estate Fund	PL Emerging Markets Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,885,587	$407,187	$143,129	$1,937,282	$1,002,374	$1,458,631
Dividends from mutual fund investments	222	133	29	140	42	80
Interest, net of foreign taxes withheld	—	58	—	—	83	—

Total Investment Income	1,885,809	407,378	143,158	1,937,422	1,002,499	1,458,711

EXPENSES
Advisory fees	937,297	443,391	196,368	584,343	413,666	573,058
Administration fees	216,299	95,012	49,092	116,869	68,944	107,448
Support services expenses	24,678	13,565	6,047	13,928	10,513	23,728
Custodian fees and expenses	18,620	25,718	23,154	20,313	16,841	279,338
Shareholder report expenses	6,831	2,924	1,600	3,766	2,219	3,296
Transfer agency out-of-pocket expenses	30,297	13,340	7,048	17,005	9,929	14,614
Registration fees	4,073	1,693	982	2,249	1,267	2,095
Legal, audit and tax service fees	29,519	12,629	6,981	16,338	9,328	14,788
Trustees’ fees and expenses	5,872	2,591	1,365	3,309	1,921	2,841
Other	16,490	10,995	12,531	16,604	7,555	48,007

Total Expenses	1,289,976	621,858	305,168	794,724	542,183	1,069,213
Adviser Reimbursement (1)	(136,380)	(83,455)	(59,708)	(93,513)	(59,572)	(388,707)

Net Expenses	1,153,596	538,403	245,460	701,211	482,611	680,506

NET INVESTMENT INCOME (LOSS)	732,213	(131,025)	(102,302)	1,236,211	519,888	778,205

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	6,873,001	5,890,106	1,939,806	610,689	1,062,070	438,196
Foreign currency transactions	—	(18,586)	679	(926)	(3)	(97,596)

Net Realized Gain	6,873,001	5,871,520	1,940,485	609,763	1,062,067	340,600

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (2)	(5,959,364)	(5,165,102)	(1,384,256)	(726,970)	3,552,200	(2,932,782)
Foreign currencies	—	(1,537)	—	(38)	—	(3,067)

Change in Net Unrealized Appreciation (Depreciation)	(5,959,364)	(5,166,639)	(1,384,256)	(727,008)	3,552,200	(2,935,849)

NET GAIN (LOSS)	913,637	704,881	556,229	(117,245)	4,614,267	(2,595,249)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,645,850	$573,856	$453,927	$1,118,966	$5,134,155	($1,817,044)

Foreign taxes withheld on dividends and interest	$—	$19,486	$—	$16,439	$5,247	$107,540

(1)	See Note 7B in Notes to Financial Statements.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the PL Emerging Markets Fund was net of increase in deferred foreign capital gains tax of $44,697.

See Notes to Financial Statements	C-7

PACIFIC LIFE FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2012

	PL International Large-Cap Fund	PL International Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,176,165	$3,794,895
Dividends from mutual fund investments	5	82
Interest, net of foreign taxes withheld	907	—

Total Investment Income	4,177,077	3,794,977

EXPENSES
Advisory fees	1,408,791	639,310
Administration fees	248,610	147,533
Support services expenses	27,692	17,405
Custodian fees and expenses	145,480	117,081
Shareholder report expenses	7,433	4,684
Transfer agency out-of-pocket expenses	33,421	20,627
Registration fees	4,882	2,670
Legal, audit and tax service fees	34,259	19,544
Trustees’ fees and expenses	6,508	3,986
Other	29,916	27,246

Total Expenses	1,946,992	1,000,086
Adviser Reimbursement (1)	(289,591)	(213,243)

Net Expenses	1,657,401	786,843

NET INVESTMENT INCOME	2,519,676	3,008,134

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(2,560,823)	(9,388,943)
Futures contracts	—	(181,955)
Foreign currency transactions	(63,338)	1,188,282

Net Realized Loss	(2,624,161)	(8,382,616)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	7,189,354	2,169,450
Futures contracts	—	5,611
Foreign currencies	(12,422)	(272,185)

Change in Net Unrealized Appreciation	7,176,932	1,902,876

NET GAIN (LOSS)	4,552,771	(6,479,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,072,447	($3,471,606)

Foreign taxes withheld on dividends and interest	$505,525	$430,206

(1)	See Note 7B in Notes to Financial Statements.

C-8

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	PL Floating Rate Loan Fund		PL High Income Fund (1)	PL Inflation Managed Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Period Ended March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income	$4,130,067	$2,925,912	$140,612	$7,173,178	$4,287,172
Net realized gain	502,188	625,495	111,589	15,897,068	9,060,553
Change in net unrealized appreciation (depreciation)	(922,280)	516,066	271,182	3,518,275	834,235

Net Increase in Net Assets Resulting from Operations	3,709,975	4,067,473	523,383	26,588,521	14,181,960

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(576,673)	—	—	(1,981,141)
Class P	(3,822,618)	(1,463,098)	—	(8,896,184)	(1,520,135)
Class I	—	—	(117,780)	—	—
Net realized gains
Class A	—	—	—	—	—
Class P	—	—	—	(11,006,526)	(3,913,597)

Net Decrease from Dividends and Distributions to Shareholders	(3,822,618)	(2,039,771)	(117,780)	(19,902,710)	(7,414,873)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	7,659,141	—	—	20,082,422
Class P	27,980,424	24,589,520	—	63,874,744	69,727,535
Class I	—	—	7,000,000	—	—
Dividends and distribution reinvestments
Class A	—	576,673	—	—	1,978,436
Class P	3,822,618	1,463,098	—	19,902,710	5,433,732
Class I	—	—	117,780	—	—
Cost of shares repurchased
Class A	—	(232,057)	—	—	(4,960,351)
Class P	(5,667,963)	(3,140,337)	—	(31,863,538)	(19,125,619)
Share class conversions
Class A (2)	—	(59,055,247)	—	—	169,787,788
Class P (2)	—	59,055,247	—	—	(169,787,788)

Net Increase in Net Assets from Capital Share Transactions	26,135,079	30,916,038	7,117,780	51,913,916	73,136,155

NET INCREASE IN NET ASSETS	26,022,436	32,943,740	7,523,383	58,599,727	79,903,242

NET ASSETS
Beginning of Year or Period	86,065,600	53,121,860	—	229,356,401	149,453,159

End of Year or Period	$112,088,036	$86,065,600	$7,523,383	$287,956,128	$229,356,401

Undistributed Net Investment Income	$1,198,339	$890,890	$29,213	$849,845	$1,571,041

(1)	Operations commenced on December 19, 2011 (see Note 1 in Notes to Financial Statements).
(2)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	C-9

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Managed Bond Fund		PL Short Duration Bond Fund		PL Short Duration Income Fund (1)
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period Ended March 31, 2012
OPERATIONS
Net investment income	$9,784,211	$6,582,841	$1,527,338	$969,429	$60,554
Net realized gain	4,380,097	9,493,481	365,029	539,458	56,130
Change in net unrealized appreciation (depreciation)	1,966,331	1,054,913	335,227	(174,321)	134,540

Net Increase in Net Assets Resulting from Operations	16,130,639	17,131,235	2,227,594	1,334,566	251,224

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(2,619,779)	—	(226,394)	—
Class P	(11,687,819)	(5,686,622)	(1,583,339)	(548,974)	—
Class I	—	—	—	—	(59,453)
Net realized gains
Class A	—	(2,540,364)	—	—	—
Class P	—	(8,056,500)	(194,538)	(403,149)	—

Net Decrease from Dividends and Distributions to Shareholders	(11,687,819)	(18,903,265)	(1,777,877)	(1,178,517)	(59,453)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	33,695,419	—	14,306,748	—
Class P	122,951,772	122,376,254	40,795,923	43,262,438	—
Class I	—	—	—	—	12,000,000
Dividends and distribution reinvestments
Class A	—	5,154,057	—	226,240	—
Class P	11,687,819	13,743,122	1,777,877	952,123	—
Class I	—	—	—	—	59,453
Cost of shares repurchased
Class A	—	(7,768,096)	—	(952,151)	—
Class P	(31,850,108)	(22,403,735)	(8,788,892)	(12,491,880)	—
Share class conversions
Class A (2)	—	(268,664,284)	—	(89,594,322)	—
Class P (2)	—	268,664,284	—	89,594,322	—

Net Increase in Net Assets from Capital Share Transactions	102,789,483	144,797,021	33,784,908	45,303,518	12,059,453

NET INCREASE IN NET ASSETS	107,232,303	143,024,991	34,234,625	45,459,567	12,251,224

NET ASSETS
Beginning of Year or Period	378,982,470	235,957,479	121,133,223	75,673,656	—

End of Year or Period	$486,214,773	$378,982,470	$155,367,848	$121,133,223	$12,251,224

Undistributed Net Investment Income	$6,200,177	$2,525,457	$483,512	$267,511	$7,918

(1)	Operations commenced on December 19, 2011 (see Note 1 in Notes to Financial Statements).
(2)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	C-10

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Strategic Income Fund (1)	PL Comstock Fund		PL Growth LT Fund
	Period Ended March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income	$221,490	$2,652,992	$1,635,028	$568,645	$570,028
Net realized gain (loss)	228,363	8,095,045	3,283,482	(779,013)	8,265,977
Change in net unrealized appreciation	346,009	220,561	16,761,825	4,289,690	2,461,139

Net Increase in Net Assets Resulting from Operations	795,862	10,968,598	21,680,335	4,079,322	11,297,144

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(236,849)	—	—
Class P	—	(2,469,410)	(1,140,637)	(536,165)	—
Class I	(190,597)	—	—	—	—
Net realized gains
Class A	—	—	—	—	—
Class P	—	—	—	—	—

Net Decrease from Dividends and Distributions to Shareholders	(190,597)	(2,469,410)	(1,377,486)	(536,165)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	—	8,415,520	—	5,457,542
Class P	—	39,955,205	23,950,764	17,297,129	20,262,936
Class I	17,000,000	—	—	—	—
Dividends and distribution reinvestments
Class A	—	—	236,711	—	—
Class P	—	2,469,410	1,140,637	536,165	—
Class I	190,597	—	—	—	—
Cost of shares repurchased
Class A	—	—	(1,921,221)	—	(1,796,334)
Class P	—	(10,059,434)	(13,829,114)	(28,612,620)	(8,864,918)
Share class conversions
Class A (2)	—	—	(119,192,019)	—	(82,580,720)
Class P (2)	—	—	119,192,019	—	82,580,720

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,190,597	32,365,181	17,993,297	(10,779,326)	15,059,226

NET INCREASE (DECREASE) IN NET ASSETS	17,795,862	40,864,369	38,296,146	(7,236,169)	26,356,370

NET ASSETS
Beginning of Year or Period	—	166,465,265	128,169,119	115,575,827	89,219,457

End of Year or Period	$17,795,862	$207,329,634	$166,465,265	$108,339,658	$115,575,827

Undistributed Net Investment Income	$39,748	$674,594	$491,193	$601,465	$399,303

(1)	Operations commenced on December 19, 2011 (see Note 1 in Notes to Financial Statements).
(2)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Large Cap Growth Fund		PL Large-Cap Value Fund		PL Main Street Core Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income (loss)	($285,215)	($84,438)	$4,585,584	$2,942,019	$1,681,456	$1,305,535
Net realized gain (loss)	2,701,430	6,298,659	953,473	(1,819,227)	2,717,308	7,391,931
Change in net unrealized appreciation	13,258,222	11,649,279	14,291,995	26,049,979	16,697,945	8,326,713

Net Increase in Net Assets Resulting from Operations	15,674,437	17,863,500	19,831,052	27,172,771	21,096,709	17,024,179

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(467,480)	—	(95,654)
Class P	—	—	(4,290,204)	(2,058,011)	(1,459,944)	(819,251)
Net realized gains
Class A	—	—	—	—	—	—
Class P	(1,890,797)	—	—	—	—	—

Net Decrease from Dividends and Distributions to Shareholders	(1,890,797)	—	(4,290,204)	(2,525,491)	(1,459,944)	(914,905)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	4,037,967	—	14,633,209	—	8,538,755
Class P	19,512,148	26,906,134	41,530,441	44,341,564	23,559,879	24,547,598
Dividends and distribution reinvestments
Class A	—	—	—	467,255	—	95,654
Class P	1,890,797	—	4,290,204	2,058,011	1,459,944	819,251
Cost of shares repurchased
Class A	—	(1,396,630)	—	(3,090,654)	—	(125,274)
Class P	(5,065,264)	(9,416,192)	(26,880,017)	(16,932,785)	(9,008,456)	(38,124,068)
Share class conversions
Class A (1)	—	(56,182,987)	—	(153,219,431)	—	(136,507,682)
Class P (1)	—	56,182,987	—	153,219,431	—	136,507,682

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,337,681	20,131,279	18,940,628	41,476,600	16,011,367	(4,248,084)

NET INCREASE IN NET ASSETS	30,121,321	37,994,779	34,481,476	66,123,880	35,648,132	11,861,190

NET ASSETS
Beginning of Year	99,100,886	61,106,107	228,435,589	162,311,709	157,889,602	146,028,412

End of Year	$129,222,207	$99,100,886	$262,917,065	$228,435,589	$193,537,734	$157,889,602

Undistributed/Accumulated Net Investment Income (Loss)	($106,408)	($6,382)	$1,179,441	$877,748	$739,211	$398,039

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Mid-Cap Equity Fund		PL Mid-Cap Growth Fund		PL Small-Cap Growth Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income (loss)	$732,213	$1,003,153	($131,025)	$131,973	($102,302)	($171,915)
Net realized gain	6,873,001	13,268,146	5,871,520	7,350,264	1,940,485	3,696,262
Change in net unrealized appreciation (depreciation)	(5,959,364)	10,335,351	(5,166,639)	8,770,729	(1,384,256)	3,595,499

Net Increase in Net Assets Resulting from Operations	1,645,850	24,606,650	573,856	16,252,966	453,927	7,119,846

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(47,048)	—	—	—	—
Class P	(669,458)	(877,377)	(316,392)	(105,080)	—	—
Net realized gains
Class A	—	—	—	(524,490)	—	—
Class P	—	—	(7,220,657)	(4,624,405)	—	—

Net Decrease from Dividends and Distributions to Shareholders	(669,458)	(924,425)	(7,537,049)	(5,253,975)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	7,987,693	—	997,962	—	241,073
Class P	35,444,468	16,991,531	11,042,280	8,108,597	6,252,737	6,958,753
Dividends and distribution reinvestments
Class A	—	47,047	—	523,636	—	—
Class P	669,458	877,377	7,537,049	4,729,485	—	—
Cost of shares repurchased
Class A	—	(3,190,726)	—	(5,043,424)	—	(2,114,592)
Class P	(7,677,376)	(12,289,913)	(2,505,288)	(10,833,939)	(2,691,970)	(5,541,320)
Share class conversions
Class A (1)	—	(96,440,538)	—	(48,202,865)	—	(21,274,966)
Class P (1)	—	96,440,538	—	48,202,865	—	21,274,966

Net Increase (Decrease) in Net Assets from Capital Share Transactions	28,436,550	10,423,009	16,074,041	(1,517,683)	3,560,767	(456,086)

NET INCREASE IN NET ASSETS	29,412,942	34,105,234	9,110,848	9,481,308	4,014,694	6,663,760

NET ASSETS
Beginning of Year	135,755,387	101,650,153	64,475,577	54,994,269	32,355,157	25,691,397

End of Year	$165,168,329	$135,755,387	$73,586,425	$64,475,577	$36,369,851	$32,355,157

Undistributed/Accumulated Net Investment Income (Loss)	$187,653	$124,898	($94,893)	$9,435	($8,199)	($2,021)

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Small-Cap Value Fund		PL Real Estate Fund		PL Emerging Markets Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income	$1,236,211	$985,586	$519,888	$286,040	$778,205	$410,281
Net realized gain	609,763	3,286,911	1,062,067	3,406,977	340,600	5,064,457
Change in net unrealized appreciation (depreciation)	(727,008)	11,588,543	3,552,200	4,637,930	(2,935,849)	5,215,893

Net Increase (Decrease) in Net Assets Resulting from Operations	1,118,966	15,861,040	5,134,155	8,330,947	(1,817,044)	10,690,631

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(68,741)	—	(68,821)	—	—

Class P	(1,046,454)	(638,985)	(324,119)	(270,054)	(436,891)	(940,708)

Net realized gains
Class A	—	—	—	—	—	—
Class P	—	—	—	—	(1,469,568)	—
Net Decrease from Dividends and Distributions to Shareholders	(1,046,454)	(707,726)	(324,119)	(338,875)	(1,906,459)	(940,708)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	1,360,677	—	179,622	—	763,496
Class P	13,399,076	27,468,646	11,623,068	7,071,793	26,496,874	14,652,817
Dividends and distribution reinvestments
Class A	—	68,740	—	68,818	—	—
Class P	1,046,454	638,985	324,119	270,054	1,906,459	940,708
Cost of shares repurchased
Class A	—	(1,398,444)	—	(3,964,447)	—	(95,644)
Class P	(4,613,313)	(5,217,990)	(5,938,153)	(6,110,043)	(3,466,862)	(9,454,654)
Share class conversions
Class A (1)	—	(35,260,361)	—	(31,360,853)	—	(45,487,862)
Class P (1)	—	35,260,361	—	31,360,853	—	45,487,862

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,832,217	22,920,614	6,009,034	(2,484,203)	24,936,471	6,806,723

NET INCREASE IN NET ASSETS	9,904,729	38,073,928	10,819,070	5,507,869	21,212,968	16,556,646

NET ASSETS
Beginning of Year	76,247,096	38,173,168	41,859,895	36,352,026	64,270,266	47,713,620

End of Year	$86,151,825	$76,247,096	$52,678,965	$41,859,895	$85,483,234	$64,270,266

Undistributed/Accumulated Net Investment Income (Loss)	$325,094	$253,449	$195,232	($534)	($165,916)	($409,632)

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL International Large-Cap Fund		PL International Value Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
OPERATIONS
Net investment income	$2,519,676	$1,365,148	$3,008,134	$1,682,757
Net realized gain (loss)	(2,624,161)	(2,124,405)	(8,382,616)	2,245,933
Change in net unrealized appreciation	7,176,932	16,242,751	1,902,876	1,157,427

Net Increase (Decrease) in Net Assets Resulting from Operations	7,072,447	15,483,494	(3,471,606)	5,086,117

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(926,192)	—	(468,259)
Class P	(2,241,781)	(261,079)	(3,217,735)	(1,543,617)
Net realized gains
Class A	—	—	—	—
Class P	—	—	—	—

Net Decrease from Dividends and Distributions to Shareholders	(2,241,781)	(1,187,271)	(3,217,735)	(2,011,876)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	—	11,388,585	—	10,276,598
Class P	69,389,238	23,576,016	30,876,665	14,606,762
Dividends and distribution reinvestments
Class A	—	925,856	—	468,104
Class P	2,241,781	261,079	3,217,735	1,543,617
Cost of shares repurchased
Class A	—	(1,280,976)	—	(1,331,608)
Class P	(10,550,933)	(19,135,979)	(6,528,836)	(24,679,366)
Share class conversions
Class A (1)	—	(105,495,716)	—	(80,620,211)
Class P (1)	—	105,495,716	—	80,620,211

Net Increase in Net Assets from Capital Share Transactions	61,080,086	15,734,581	27,565,564	884,107

NET INCREASE IN NET ASSETS	65,910,752	30,030,804	20,876,223	3,958,348

NET ASSETS
Beginning of Year	138,033,006	108,002,202	90,242,281	86,283,933

End of Year	$203,943,758	$138,033,006	$111,118,504	$90,242,281

Undistributed Net Investment Income	$1,305,157	$1,065,721	$1,083,553	$378,185

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (3)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Expenses After Expense Reductions to Average Net Assets (4), (5)	Ratios of Net Investment Income (Loss) to Average Net Assets (4)	Portfolio Turnover Rates
PL Floating Rate Loan Fund
4/1/2011 - 3/31/2012	$10.12	$0.43	($0.06)	$0.37	($0.39)	$—	($0.39)	$10.10	3.80%	$112,088	1.04%	0.80%	4.33%	44.93%
4/1/2010 - 3/31/2011	9.88	0.34	0.19	0.53	(0.29)	—	(0.29)	10.12	5.51%	86,066	1.22%	0.90%	4.29%	92.44%
4/1/2009 - 3/31/2010	8.18	0.45	1.70	2.15	(0.45)	—	(0.45)	9.88	26.70%	53,122	1.54%	1.30%	4.78%	118.03%
6/30/2008 - 3/31/2009	10.00	0.39	(1.82)	(1.43)	(0.39)	—	(0.39)	8.18	(14.37%)	27,811	1.53%	1.30%	5.90%	56.30%

PL High Income Fund (1)
12/19/2011 - 3/31/2012	$10.00	$0.20	$0.55	$0.75	($0.17)	$—	($0.17)	$10.58	7.50%	$7,523	2.82%	0.80%	6.73%	92.87%

PL Inflation Managed Fund
4/1/2011 - 3/31/2012	$10.53	$0.31	$0.85	$1.16	($0.40)	($0.50)	($0.90)	$10.79	11.11%	$287,956	0.67%	0.56%	2.83%	372.47%
4/1/2010 - 3/31/2011	10.10	0.24	0.61	0.85	(0.21)	(0.21)	(0.42)	10.53	8.56%	229,356	0.82%	0.64%	2.31%	322.90%
4/1/2009 - 3/31/2010	9.59	0.29	0.62	0.91	(0.40)	—	(0.40)	10.10	9.68%	149,453	1.21%	0.95%	2.90%	299.61%
4/1/2008 - 3/31/2009	11.08	0.39	(0.80)	(0.41)	(0.41)	(0.67)	(1.08)	9.59	(3.85%)	81,266	1.35%	1.01%	3.94%	745.76%
4/1/2007 - 3/31/2008	10.13	0.49	0.95	1.44	(0.49)	—	(0.49)	11.08	14.80%	122,386	1.49%	1.15%	4.77%	474.46%

PL Managed Bond Fund
4/1/2011 - 3/31/2012	$10.75	$0.25	$0.15	$0.40	($0.29)	$—	($0.29)	$10.86	4.02%	$486,215	0.67%	0.55%	2.33%	519.00%
4/1/2010 - 3/31/2011	10.75	0.24	0.43	0.67	(0.30)	(0.37)	(0.67)	10.75	6.31%	378,982	0.82%	0.63%	2.16%	501.72%
4/1/2009 - 3/31/2010	9.70	0.30	1.48	1.78	(0.50)	(0.23)	(0.73)	10.75	18.68%	235,957	1.22%	0.95%	2.86%	351.53%
4/1/2008 - 3/31/2009	10.73	0.43	(0.45)	(0.02)	(0.55)	(0.46)	(1.01)	9.70	0.07%	137,724	1.30%	1.01%	4.36%	441.01%
4/1/2007 - 3/31/2008	10.16	0.42	0.53	0.95	(0.37)	(0.01)	(0.38)	10.73	9.44%	175,800	1.50%	1.15%	4.05%	424.71%

PL Short Duration Bond Fund
4/1/2011 - 3/31/2012	$10.04	$0.11	$0.05	$0.16	($0.12)	($0.01)	($0.13)	$10.07	1.62%	$155,368	0.68%	0.55%	1.14%	150.23%
4/1/2010 - 3/31/2011	10.00	0.10	0.06	0.16	(0.08)	(0.04)	(0.12)	10.04	1.57%	121,133	0.81%	0.64%	1.00%	195.72%
4/1/2009 - 3/31/2010	9.69	0.18	0.33	0.51	(0.20)	—	(0.20)	10.00	5.27%	75,674	1.22%	0.95%	1.84%	167.12%
4/1/2008 - 3/31/2009	10.22	0.32	(0.25)	0.07	(0.31)	(0.29)	(0.60)	9.69	0.75%	47,355	1.26%	1.02%	3.20%	146.36%
4/1/2007 - 3/31/2008	9.81	0.35	0.41	0.76	(0.35)	—	(0.35)	10.22	7.86%	83,683	1.42%	1.15%	3.48%	41.74%

PL Short Duration Income Fund (1)
12/19/2011 - 3/31/2012	$10.00	$0.06	$0.15	$0.21	($0.07)	$—	($0.07)	$10.14	2.10%	$12,251	2.04%	0.60%	2.06%	73.40%

PL Strategic Income Fund (1)
12/19/2011 - 3/31/2012	$10.00	$0.14	$0.38	$0.52	($0.12)	$—	($0.12)	$10.40	5.22%	$17,796	1.78%	0.80%	4.84%	155.66%

PL Comstock Fund
4/1/2011 - 3/31/2012	$12.13	$0.17	$0.32	$0.49	($0.15)	$—	($0.15)	$12.47	4.22%	$207,330	0.99%	0.89%	1.47%	23.54%
4/1/2010 - 3/31/2011	10.69	0.13	1.41	1.54	(0.10)	—	(0.10)	12.13	14.55%	166,465	1.13%	0.99%	1.16%	30.58%
4/1/2009 - 3/31/2010	6.95	0.09	3.74	3.83	(0.09)	—	(0.09)	10.69	55.34%	128,169	1.51%	1.30%	0.93%	27.65%
4/1/2008 - 3/31/2009	11.84	0.16	(4.89)	(4.73)	(0.16)	—	(0.16)	6.95	(40.11%)	74,862	1.58%	1.37%	1.68%	59.96%
4/1/2007 - 3/31/2008	14.11	0.15	(1.95)	(1.80)	(0.12)	(0.35)	(0.47)	11.84	(13.16%)	124,271	1.77%	1.50%	1.09%	23.28%

PL Growth LT Fund
4/1/2011 - 3/31/2012	$12.42	$0.06	$0.71	$0.77	($0.07)	$—	($0.07)	$13.12	6.26%	$108,340	0.85%	0.70%	0.54%	83.66%
4/1/2010 - 3/31/2011	11.21	0.07	1.14	1.21	—	—	—	12.42	10.79%	115,576	0.95%	0.79%	0.58%	82.71%
4/1/2009 - 3/31/2010	7.74	0.02	3.60	3.62	(0.15)	—	(0.15)	11.21	47.26%	89,219	1.37%	1.10%	0.19%	60.31%
4/1/2008 - 3/31/2009	12.63	0.03	(4.63)	(4.60)	—	(0.29)	(0.29)	7.74	(37.27%)	74,158	1.42%	1.15%	0.32%	80.89%
4/1/2007 - 3/31/2008	13.10	0.05	(0.22)	(0.17)	(0.05)	(0.25)	(0.30)	12.63	(1.55%)	77,196	1.66%	1.30%	0.36%	81.50%

PL Large-Cap Growth Fund
4/1/2011 - 3/31/2012	$9.23	($0.02)	$1.25	$1.23	$—	($0.16)	($0.16)	$10.30	13.65%	$129,222	1.00%	0.88%	(0.26%)	76.21%
4/1/2010 - 3/31/2011	7.71	(0.01)	1.53	1.52	—	—	—	9.23	19.72%	99,101	1.12%	0.95%	(0.11%)	101.69%
4/1/2009 - 3/31/2010	5.44	(0.03)	2.30	2.27	—	—	—	7.71	41.73%	61,106	1.59%	1.28%	(0.38%)	115.83%
4/1/2008 - 3/31/2009	9.24	(0.05)	(3.75)	(3.80)	—	—	—	5.44	(41.13%)	16,515	1.81%	1.37%	(0.61%)	179.61%
4/1/2007 - 3/31/2008	9.43	(0.08)	(0.11)	(0.19)	—	—	—	9.24	(2.01%)	26,235	1.92%	1.50%	(0.79%)	178.83%

PL Large-Cap Value Fund
4/1/2011 - 3/31/2012	$11.59	$0.22	$0.71	$0.93	($0.21)	$—	($0.21)	$12.31	8.21%	$262,917	0.89%	0.80%	1.96%	20.28%
4/1/2010 - 3/31/2011	10.42	0.16	1.15	1.31	(0.14)	—	(0.14)	11.59	12.69%	228,436	1.01%	0.89%	1.56%	18.76%
4/1/2009 - 3/31/2010	7.35	0.14	3.07	3.21	(0.14)	—	(0.14)	10.42	43.79%	162,312	1.38%	1.20%	1.52%	16.28%
4/1/2008 - 3/31/2009	11.59	0.16	(4.27)	(4.11)	(0.12)	(0.01)	(0.13)	7.35	(35.61%)	62,931	1.48%	1.25%	1.63%	38.49%
4/1/2007 - 3/31/2008	13.03	0.10	(1.21)	(1.11)	(0.08)	(0.25)	(0.33)	11.59	(8.80%)	68,901	1.69%	1.40%	0.79%	24.35%

See Notes to Financial Statements	See explanation of references on C-18

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Year or Period	Total Returns (3)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Expenses After Expense Reductions to Average Net Assets (4), (5)	Ratios of Net Investment Income (Loss) to Average Net Assets (4)	Portfolio Turnover Rates
PL Main Street Core Fund
4/1/2011 - 3/31/2012	$10.13	$0.10	$1.11	$1.21	($0.08)		$—		($0.08)	$11.26	12.12%	$193,538	0.70%	0.60%	1.00%	47.65%
4/1/2010 - 3/31/2011	9.00	0.09	1.10	1.19	(0.06)		—		(0.06)	10.13	13.28%	157,890	0.83%	0.70%	0.93%	58.13%
4/1/2009 - 3/31/2010	6.11	0.07	2.89	2.96	(0.07)		—		(0.07)	9.00	48.57%	146,028	1.23%	1.00%	0.89%	130.37%
4/1/2008 - 3/31/2009	9.91	0.09	(3.81)	(3.72)	(0.08)		—		(0.08)	6.11	(37.66%)	85,261	1.41%	1.06%	1.07%	101.22%
4/1/2007 - 3/31/2008	11.46	0.08	(0.94)	(0.86)	(0.08)		(0.61)		(0.69)	9.91	(8.29%)	111,936	1.50%	1.20%	0.69%	126.84%

PL Mid-Cap Equity Fund (6)
4/1/2011 - 3/31/2012	$10.46	$0.05	($0.18)	($0.13)	($0.04)		$—		($0.04)	$10.29	(1.17%)	$165,168	0.89%	0.80%	0.51%	102.11%
4/1/2010 - 3/31/2011	8.66	0.08	1.79	1.87	(0.07)		—		(0.07)	10.46	21.70%	135,755	1.02%	0.89%	0.87%	87.04%
4/1/2009 - 3/31/2010	5.33	0.03	3.34	3.37	(0.04)		—		(0.04)	8.66	63.29%	101,650	1.41%	1.20%	0.44%	74.00%
4/1/2008 - 3/31/2009	8.92	0.07	(3.58)	(3.51)	(0.08)		(0.00	)(7)	(0.08)	5.33	(39.44%)	59,135	1.52%	1.26%	1.01%	82.26%
4/1/2007 - 3/31/2008	11.62	0.06	(1.61)	(1.55)	(0.03)		(1.12)		(1.15)	8.92	(14.81%)	85,208	1.69%	1.40%	0.55%	70.09%

PL Mid-Cap Growth Fund
4/1/2011 - 3/31/2012	$10.28	($0.02)	($0.28)	($0.30)	($0.05)		($1.06)		($1.11)	$8.87	(1.08%)	$73,586	0.98%	0.85%	(0.21%)	26.59%
4/1/2010 - 3/31/2011	8.41	0.02	2.83	2.85	(0.02)		(0.96)		(0.98)	10.28	35.16%	64,476	1.17%	0.95%	0.24%	44.37%
4/1/2009 - 3/31/2010	4.98	(0.03)	3.56	3.53	—		(0.10)		(0.10)	8.41	70.89%	54,994	1.53%	1.25%	(0.42%)	31.79%
4/1/2008 - 3/31/2009	9.31	(0.05)	(3.57)	(3.62)	—		(0.71)		(0.71)	4.98	(40.02%)	18,873	1.80%	1.34%	(0.60%)	47.92%
4/1/2007 - 3/31/2008	10.93	(0.02)	0.66	0.64	—		(2.26)		(2.26)	9.31	3.48%	50,189	1.80%	1.45%	(0.19%)	77.63%

PL Small-Cap Growth Fund
4/1/2011 - 3/31/2012	$11.90	($0.03)	($0.01)	($0.04)	$—		$—		$—	$11.86	(0.34%)	$36,370	0.93%	0.75%	(0.31%)	66.60%
4/1/2010 - 3/31/2011	9.41	(0.06)	2.55	2.49	—		—		—	11.90	26.46%	32,355	1.11%	0.84%	(0.63%)	85.58%
4/1/2009 - 3/31/2010	5.88	(0.06)	3.59	3.53	—		—		—	9.41	60.03%	25,691	1.56%	1.15%	(0.81%)	87.50%
4/1/2008 - 3/31/2009	9.12	(0.07)	(3.17)	(3.24)	—		—		—	5.88	(35.53%)	24,046	1.71%	1.28%	(0.96%)	72.93%
4/1/2007 - 3/31/2008	11.24	(0.12)	(0.62)	(0.74)	—		(1.38)		(1.38)	9.12	(8.81%)	37,258	1.90%	1.55%	(1.07%)	163.56%

PL Small-Cap Value Fund
4/1/2011 - 3/31/2012	$10.60	$0.16	($0.05)	$0.11	($0.13)		$—		($0.13)	$10.58	1.19%	$86,152	1.02%	0.90%	1.59%	20.85%
4/1/2010 - 3/31/2011	8.57	0.16	1.98	2.14	(0.11)		—		(0.11)	10.60	25.11%	76,247	1.13%	0.97%	1.71%	31.06%
4/1/2009 - 3/31/2010	5.49	0.13	3.06	3.19	(0.11)		—		(0.11)	8.57	58.28%	38,173	1.58%	1.30%	1.82%	31.57%
4/1/2008 - 3/31/2009	8.80	0.16	(3.34)	(3.18)	(0.13)		—		(0.13)	5.49	(36.39%)	27,018	1.73%	1.34%	2.21%	47.41%
6/29/2007 - 3/31/2008	10.00	0.10	(1.24)	(1.14)	(0.06)		—		(0.06)	8.80	(11.47%)	19,112	2.07%	1.50%	1.46%	17.98%

PL Real Estate Fund
4/1/2011 - 3/31/2012	$11.46	$0.13	$1.08	$1.21	($0.08)		$—		($0.08)	$12.59	10.62%	$52,679	1.18%	1.05%	1.13%	23.69%
4/1/2010 - 3/31/2011	9.24	0.08	2.23	2.31	(0.09)		—		(0.09)	11.46	25.16%	41,860	1.34%	1.14%	0.77%	32.30%
4/1/2009 - 3/31/2010	4.60	0.12	4.64	4.76	(0.12)		—		(0.12)	9.24	104.32%	36,352	1.76%	1.45%	1.68%	26.55%
4/1/2008 - 3/31/2009	11.25	0.15	(6.65)	(6.50)	(0.15	)(8)	—		(0.15)	4.60	(58.24%)	20,775	1.89%	1.51%	1.79%	42.37%
4/1/2007 - 3/31/2008	14.94	0.13	(2.77)	(2.64)	(0.18)		(0.87)		(1.05)	11.25	(18.03%)	37,872	2.03%	1.65%	1.02%	34.98%

PL Emerging Markets Fund
4/1/2011 - 3/31/2012	$14.68	$0.14	($0.95)	($0.81)	($0.07)		($0.25)		($0.32)	$13.55	(5.15%)	$85,483	1.49%	0.95%	1.09%	29.84%
4/1/2010 - 3/31/2011	12.19	0.11	2.64	2.75	(0.26)		—		(0.26)	14.68	22.53%	64,270	1.56%	1.04%	0.80%	45.98%
4/1/2009 - 3/31/2010	6.54	0.06	5.66	5.72	(0.07)		—		(0.07)	12.19	87.45%	47,714	2.15%	1.35%	0.57%	55.24%
4/1/2008 - 3/31/2009	13.58	0.11	(5.39)	(5.28)	(0.07)		(1.69)		(1.76)	6.54	(42.31%)	30,820	2.34%	1.42%	1.18%	61.50%
4/1/2007 - 3/31/2008	13.01	0.07	2.32	2.39	(0.05)		(1.77)		(1.82)	13.58	17.21%	47,633	2.38%	1.55%	0.46%	60.20%

PL International Large-Cap Fund
4/1/2011 - 3/31/2012	$15.37	$0.22	($0.30)	($0.08)	($0.17)		$—		($0.17)	$15.12	(0.32%)	$203,944	1.17%	1.00%	1.52%	23.96%
4/1/2010 - 3/31/2011	13.83	0.16	1.52	1.68	(0.14)		—		(0.14)	15.37	12.36%	138,033	1.30%	1.09%	1.16%	33.73%
4/1/2009 - 3/31/2010	9.17	0.16	4.64	4.80	(0.14)		—		(0.14)	13.83	52.64%	108,002	1.72%	1.40%	1.26%	24.61%
4/1/2008 - 3/31/2009	15.55	0.17	(6.37)	(6.20)	(0.06)		(0.12)		(0.18)	9.17	(40.24%)	65,124	1.82%	1.46%	1.39%	25.95%
4/1/2007 - 3/31/2008	16.64	0.19	(0.34)	(0.15)	(0.15)		(0.79)		(0.94)	15.55	(1.17%)	96,049	1.99%	1.60%	1.18%	28.23%

See Notes to Financial Statements	See explanation of references on C-18

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Year of Period	Total Returns (3)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses Before Expense Reductions to Average Net Assets (4)	Ratios of Expenses After Expense Reductions to Average Net Assets(4), (5)	Ratios of Net Investment Income (Loss) to Average Net Assets (4)	Portfolio Turnover Rates
PL International Value Fund
4/1/2011 - 3/31/2012	$9.51	$0.26	($0.89)	($0.63)	($0.26)	$—		($0.26)	$8.62	(6.20%)	$111,119	1.02%	0.80%	3.06%	63.04%
4/1/2010 - 3/31/2011	9.19	0.18	0.35	0.53	(0.21)	—		(0.21)	9.51	5.99%	90,242	1.14%	0.90%	2.01%	149.95%
4/1/2009 - 3/31/2010	6.14	0.19	3.00	3.19	(0.14)	—		(0.14)	9.19	52.10%	86,284	1.56%	1.20%	2.28%	59.92%
4/1/2008 - 3/31/2009	12.82	0.26	(6.72)	(6.46)	(0.22)	(0.00	)(7)	(0.22)	6.14	(50.74%)	78,604	1.58%	1.27%	2.82%	31.43%
4/1/2007 - 3/31/2008	14.39	0.22	(1.38)	(1.16)	(0.13)	(0.28)		(0.41)	12.82	(8.27%)	124,055	1.72%	1.40%	1.50%	17.40%

(1)	All the funds, except for the PL High Income, PL Short Duration Income, and PL Strategic Income Funds, covered in this report currently offer Class P shares only. Effective July 2, 2010, all Class A shares of these funds were converted to Class P shares (See Note 1 in Notes to Financial Statements). Performance information prior to the conversion for these funds pertains to Class A shares and reflects the fees and expenses associated with that share class. The PL High Income, PL Short Duration Income, and PL Strategic Income Funds, commenced operations on December 19, 2011, and currently offers Class I shares only.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(4)	The ratios are annualized for periods of less than one full year.
(5)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(6)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named PL Mid-Cap Value Fund.
(7)	Amount represents less than $0.005 per share or less than 0.005%.
(8)	Includes return of capital distribution of $0.01 per share.

See Notes to Financial Statements

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment advisor to the Trust. As of March 31, 2012, the Trust was comprised of twenty-eight separate funds, twenty of which are covered by this report (each individually, a “Fund”, and collectively the “Funds”): PL Floating Rate Loan Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, and PL International Value Fund (collectively the “PL Underlying Funds”); and PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund.

Effective July 2, 2010, all Class A Shares of PL Underlying Funds were converted to Class P Shares. The PL Underlying Funds offer Class P shares only, which are sold at Net Asset Value (“NAV”). Presently, only the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”), and the Adviser and certain of its affiliates can invest in the PL Underlying Funds.

The PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund commenced operations on December 19, 2011. Although the Funds are effective, they are not currently offering shares to investors and are not available for sale at this time. Presently, the only shareholders of the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund are the Adviser and certain of its affiliates.

The annual report for the Portfolio Optimization Funds is not included in this report; there is a separate annual report for the Portfolio Optimization Funds, which is available without charge. For information on how to obtain the annual report for the Portfolio Optimization Funds, see the Where to Go for More Information section of this report on page F-13.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

B. DISTRIBUTIONS TO SHAREHOLDERS

The Funds declare and pay dividends on net investment income at least annually, except for the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund, for which dividends are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as Fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally other Fund expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. This ASU is effective for the first interim or annual periods beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to establish common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”) to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with both accounting standards. This ASU will require additional qualitative disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy (see Note 3C), as well as additional disclosures for all transfers in and out of Level 1 and Level 2. This ASU is effective for interim and annual reporting periods beginning after December 15, 2011.

In December 2011, FASB issued an ASU that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, this ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013.

Management is currently evaluating the impact, if any, that the implementation of these ASUs will have on the Trust’s financial statement disclosures.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

A. NET ASSET VALUE

Each Fund is divided into shares. The price per share of each class of a Fund’s shares is called NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds), subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. The valuation of investments held by the Funds is discussed in further detail below.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

D-2

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Trust’s Board of Trustees (the “Board”):

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments, the Trust uses the last reported sale price or official closing price as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Trust then may adjust for market events that occur between the close of certain foreign exchanges and the NYSE. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over the Counter (“OTC”) Investments and Certain Equity Investments

OTC investments, including options contracts and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Board has adopted procedures (“Trust Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Trust Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a Board approved valuation committee and then subsequently approved by the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold.

Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

D-3

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for valuing each Fund’s investments are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 3B) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Trust presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. For the year or period ended March 31, 2012, there were no significant transfers between Level 1, Level 2, and Level 3 for any of the Funds covered in this report. A summary of each Fund’s investments as of March 31, 2012 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities.

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in mutual funds are valued at their respective NAV per share and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, and the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by a Fund generally comprise two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option adjusted spread models where

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applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts

Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

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4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of each Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a Fund’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each Fund may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a Fund may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each Fund as of March 31, 2012 was less than 15% of its net assets.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

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When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2012, no participation interest in Senior Loans was held by any of the Funds covered in this report.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally on a forward commitment basis, involve a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not substantially the same securities at an agreed-upon price on a fixed date in the future. A Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Short Sales

Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.

Repurchase Agreements

Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Trust’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the

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risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Trust’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest rate risk - A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk - A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and currencies.

Price volatility risk - Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk - Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

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Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a Fund or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a Fund or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could have a material adverse impact on a Fund’s financial statements. To reduce credit and counterparty risk associated with transactions, a Fund may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts - A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the Funds entered into futures contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds used financial and money market futures as a means of managing exposure to the securities markets or to movements in interest rates. The PL Short Duration Bond Fund entered into treasury futures to manage exposure to changes in the securities markets, and to manage duration. The PL International Value Fund entered into futures contracts to maintain full exposure to the equity markets.

Options Contracts - An options contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an options contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is

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included in a Fund’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the Funds entered into option contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds purchased or wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Funds also purchased or wrote inflation floors as a means of hedging duration. The PL Growth LT Fund invested in option contracts for purposes of risk management and to increase returns.

Forward Foreign Currency Contracts - A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into Forward Contracts for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into Forward Contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of each Funds’ investment strategy. The PL Short Duration Bond Fund entered into Forward Contracts for hedging purposes to insulate the Fund’s returns against adverse currency movements, and to increase exposure to a foreign currency the manager believed to be appreciating in value versus other currencies. The PL Growth LT Fund entered into Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements. The PL International Value Fund entered into Forward Contracts to manage currency risk and for hedging purposes to insulate the Fund’s returns against adverse currency movements.

Swaps Agreements - Swaps are privately negotiated agreements between the Funds and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals and may be executed in the over-the-counter market or in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by a Fund are included as part of realized gain or loss in the Statements of Operations.

Interest Rate Swaps - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined

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date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain Funds hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain Funds enter into interest rate swap agreements.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the Funds entered into interest rate swaps for the following reasons: The PL Inflation Managed and PL Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk, as well as other risk exposures in various global markets, or as a substitute for cash bond exposure.

Credit Default Swaps - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities,

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high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the Funds entered into credit default swaps for the following reasons: The PL Inflation Managed and PL Managed Bond Funds sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. Both Funds also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and the cash bond market.

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of March 31, 2012 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable Fund during the year or period ended March 31, 2012.

The following is a summary of the location of fair value amounts of derivative investments, if any, on the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value Receivable: Variation margin Swap contracts, at value	Outstanding options written, at value Payable: Variation margin Swap contracts, at value

Foreign exchange contracts	Investments, at value Receivable: Variation margin Forward foreign currency contracts appreciation	Outstanding options written, at value Payable: Variation margin Forward foreign currency contracts depreciation

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Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Swap contracts, at value	Swap contracts, at value

Equity contracts	Investments, at value Receivable: Variation margin	Outstanding options written, at value Payable: Variation margin

The following is a summary of fair values of derivative investments on the Statements of Assets and Liabilities, which are not accounted for as hedging investments under U.S. GAAP, categorized by primary risk exposure as of March 31, 2012:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2012	Credit Contracts	Equity Contracts		Foreign Exchange Contracts	Interest Rate Contracts
PL Inflation Managed	$1,388,106	$350,631	$—		$702,165	$335,310	*
PL Managed Bond	2,539,307	1,100,878	—		432,714	1,005,715	*
PL Short Duration Bond	13,067	—	—		13,067	—
PL Growth LT	388,002	—	362,760		25,242	—
PL International Value	326,304	—	4,639	*	321,665	—

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2012	Credit Contracts	Equity Contracts		Foreign Exchange Contracts	Interest Rate Contracts
PL Inflation Managed	($1,303,744)	($1,971)	$—		($866,662)	($435,111	)*
PL Managed Bond	(3,367,557)	(901,636)	—		(1,772,696)	(693,225	)*
PL Short Duration Bond	(15,898)	—	—		(15,898)	—
PL Growth LT	(79,465)	—	—		(79,465)	—
PL International Value	(511,174)	—	—		(511,174)	—

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, on the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign exchange contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2012:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts
PL Inflation Managed	$2,119,421	$106,385	$—	$794,162	$1,218,874
PL Managed Bond	4,488,715	381,412	—	2,111,425	1,995,878
PL Short Duration Bond	36	—	—	4,551	(4,515)
PL Growth LT	113,410	—	—	113,410	—
PL International Value	1,044,785	—	(181,955)	1,226,740	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts
PL Inflation Managed	$377,561	($90,920)	$—	$353,250	$115,231
PL Managed Bond	(1,769,908)	(1,356,113)	—	(1,718,807)	1,305,012
PL Short Duration Bond	23,935	—	—	(2,831)	26,766
PL Growth LT	86,257	—	100,891	(14,634)	—
PL International Value	(271,847)	—	5,611	(277,458)	—

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Trust. PLFA manages the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund under the name Pacific Asset Management. For the PL Underlying Funds, PLFA has retained other management firms to sub-advise each Fund, as discussed later in this section. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Floating Rate Loan (1)	0.75%	PL Comstock (2)	0.75%	PL Small-Cap Growth	0.60%
PL High Income	0.60%	PL Growth LT	0.55%	PL Small-Cap Value	0.75%
PL Inflation Managed	0.40%	PL Large-Cap Growth (3)	0.75%	PL Real Estate	0.90%
PL Managed Bond	0.40%	PL Large-Cap Value	0.65%	PL Emerging Markets	0.80%
PL Short Duration Bond	0.40%	PL Main Street Core	0.45%	PL International Large-Cap	0.85%
PL Short Duration Income	0.40%	PL Mid-Cap Equity	0.65%	PL International Value	0.65%
PL Strategic Income	0.60%	PL Mid-Cap Growth	0.70%

(1)	PLFA has contractually agreed to waive 0.10% of its advisory fees through June 30, 2012 as long as Eaton Vance Management remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
(2)	PLFA has contractually agreed to waive 0.015% of its advisory fees through June 30, 2012 as long as Invesco Advisers, Inc. remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.
(3)	PLFA has contractually agreed to waive 0.025% of its advisory fees through June 30, 2012 as long as UBS Global Asset Management (Americas) Inc. remains manager of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to Fund Management Agreements, the Trust and PLFA engage various management firms under PLFA’s supervision for the PL Underlying Funds. As of March 31, 2012, the following firms serve as sub-advisers for their respective Fund: Eaton Vance Management for the PL Floating Rate Loan Fund; Pacific Investment Management Company LLC for the PL Inflation Managed and PL Managed Bond Funds; T. Rowe Price Associates, Inc. for the PL Short Duration Bond Fund; Invesco Advisers, Inc. for the PL Comstock Fund; Janus Capital Management LLC for the PL Growth LT Fund; UBS Global Asset Management (Americas) Inc. for the PL Large-Cap Growth Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Lazard Asset Management LLC for the PL Mid-Cap Equity Fund; Morgan Stanley Investment Management Inc. for the PL Mid-Cap Growth and PL Real Estate Funds; Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; NFJ Investment Group LLC for the PL Small-Cap Value Fund; MFS Investment Management for the PL International Large-Cap Fund; and J.P. Morgan Investment Management Inc. for the PL International Value Fund; PLFA, as investment adviser to the Trust, pays the related management fees to these sub-advisers as compensation for their sub-advisory services provided to their respective Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PL Underlying Funds and Class I shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and investment adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust

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NOTES TO FINANCIAL STATEMENTS (Continued)

under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. None of the share classes of the Funds covered in this report incurred a distribution and/or service fee during the year or period ended March 31, 2012.

7. TRANSACTIONS WITH AFFILIATES

A.	ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees payable to the Adviser, including any advisory fee waiver, the administration fees payable to Pacific Life, including any fee waivers, and expenses for support services payable to PLFA and Pacific Life (see Note 6) by each Fund covered in this report for the year or period ended March 31, 2012 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2012 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reduce its fees or otherwise reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to, administration fees, organizational expenses, custody expenses, expenses for audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PL Underlying Funds is 0.15% through June 30, 2014, and 0.30% from July 1, 2014 through June 30, 2021. The current expense cap for the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund is 0.20% through June 30, 2015.

There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense caps. Any expense reimbursements are subject to repayment to PLFA for a period of time as permitted under regulatory and/or accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA from any Funds covered in this report during the year or period ended March 31, 2012.

The cumulative reimbursement and fee reduction amounts, if any, as of March 31, 2012 that are subject to repayment for each Fund covered in this report are as follows:

	Expiration Date
Fund	3/31/2013	3/31/2014	3/31/2015
PL Floating Rate Loan	$98,235	$161,181	$131,663
PL High Income			42,254
PL Inflation Managed	308,763	329,563	295,942
PL Managed Bond	502,729	558,213	506,074
PL Short Duration Bond	164,724	164,455	168,516
PL Short Duration Income			42,485
PL Strategic Income			45,025
PL Comstock	214,415	194,706	167,205
PL Growth LT	216,805	154,975	163,768
PL Large-Cap Growth	120,503	112,128	106,391
PL Large-Cap Value	216,004	228,247	206,530
PL Main Street Core	266,417	176,595	160,866
PL Mid-Cap Equity	177,580	153,964	136,380
PL Mid-Cap Growth	115,208	116,589	83,455
PL Small-Cap Growth	96,729	73,729	59,708
PL Small-Cap Value	92,384	92,291	93,513
PL Real Estate	94,439	72,505	59,572
PL Emerging Markets	319,937	270,343	388,707
PL International Large-Cap	286,639	255,021	289,591
PL International Value	289,342	200,306	213,243

Total	$3,580,853	$3,314,811	$3,360,888

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Due to the current regulatory and/or accounting guidance, all expense reimbursements made by the Adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2009 expired for future recoupment as of March 31, 2012. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2012. The Adviser expense reimbursement is presented in the Statements of Operations.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2012, Pacific Life owned 100% of the Class I shares outstanding of the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A shares of the corresponding Portfolio Optimization Funds, PL Floating Rate Income Fund, PL Income Fund and/or PL Money Market Fund, and/or Class P shares of the corresponding PL Underlying Funds without a sale load. The obligation of each Fund under the Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of Operations. For the year or period ended March 31, 2012, such expenses decreased by $428 for all applicable Funds covered in this report as a result of the market value depreciation on such accounts. During the year or period ended March 31, 2012, the Funds covered in this report paid $15,499 of deferred compensation to current independent trustees. As of March 31, 2012, the total amount in the DCP Liability accounts was $32,384 for all applicable Funds covered in this report.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period and change in net unrealized appreciation or depreciation on unfunded loan commitments for the reporting period is reflected on the Statements of Assets and Liabilities and the Statements of Operations, respectively. As of March 31, 2012, no unfunded loan commitments were held by any Funds covered in this report.

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year or period ended March 31, 2012, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Floating Rate Loan	$—	$—	$67,316,639	$41,627,655
PL High Income	—	—	13,429,377	6,573,068
PL Inflation Managed	1,185,921,338	1,148,129,016	38,345,339	51,503,741
PL Managed Bond	2,560,495,180	2,238,893,502	100,821,572	71,052,895
PL Short Duration Bond	140,273,989	149,686,653	89,085,832	34,846,563
PL Short Duration Income	1,477,404	1,000,713	17,043,953	5,548,346

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PL Strategic Income	$1,008,262	$598,852	$38,902,436	$22,538,648
PL Comstock	—	—	71,620,630	41,132,386
PL Growth LT	—	—	83,639,515	95,819,718
PL Large-Cap Growth	—	—	96,697,704	81,997,563
PL Large-Cap Value	—	—	65,186,391	46,874,409
PL Main Street Core	—	—	96,314,307	78,817,093
PL Mid-Cap Equity	—	—	168,065,767	143,268,461
PL Mid-Cap Growth	—	—	27,723,961	16,190,291
PL Small-Cap Growth	—	—	23,658,374	21,449,535
PL Small-Cap Value	—	—	23,776,335	15,506,916
PL Real Estate	—	—	15,421,521	10,703,627
PL Emerging Markets	—	—	44,618,991	21,057,472
PL International Large-Cap	—	—	101,717,809	39,962,941
PL International Value	—	—	88,972,900	61,529,143

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2012, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from such amounts for financial reporting purposes. These differences are primarily due to differing treatments for futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts (see Note 12). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2012:

		Distributable Earnings		Late Year Ordinary and Post-October Capital Loss Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PL Floating Rate Loan	($16,487)	$1,198,457	$—	$—	$—	$—	$—
PL High Income	—	140,802	—	—	—	—	—
PL Inflation Managed	—	2,841,061	733,035	—	—	—	—
PL Managed Bond	(216,538)	5,074,047	—	—	—	(3,280,889)	(3,280,889)
PL Short Duration Bond	—	481,115	46,127	—	(207,126)	—	(207,126)
PL Short Duration Income	—	64,048	—	—	—	—	—
PL Strategic Income	—	268,111	—	—	—	—	—
PL Comstock	(22,005,888)	676,793	—	—	—	—	—
PL Growth LT	(18,416,497)	549,611	—	—	(1,698,768)	—	(1,698,768)
PL Large-Cap Growth	—	—	1,019,041	(100,504)	—	—	(100,504)
PL Large-Cap Value	(15,679,047)	1,183,317	—	—	(602,951)	—	(602,951)
PL Main Street Core	(26,543,145)	739,538	—	—	(362,630)	—	(362,630)
PL Mid-Cap Equity	(7,425,609)	187,850	—	—	—	—	—
PL Mid-Cap Growth	—	—	1,054,638	(17,119)	(100,750)	—	(117,869)
PL Small-Cap Growth	(5,887,020)	—	—	—	—	—	—
PL Small-Cap Value	(5,895,087)	324,995	—	—	(95,549)	—	(95,549)
PL Real Estate	(8,860,152)	195,287	—	—	(47,531)	—	(47,531)
PL Emerging Markets	—	168,621	—	—	(1,022,619)	(266,107)	(1,288,726)
PL International Large-Cap	(12,478,029)	1,308,918	—	—	(691,996)	(775,436)	(1,467,432)
PL International Value	(49,011,024)	906,833	—	—	(3,629,237)	(1,471,976)	(5,101,213)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. Each Fund’s first fiscal year end subject to the

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Modernization Act is March 31, 2012. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2012:

				Post-Enactment
	Pre-Enactment			Unlimited Period of Net		Accumulated
	Net Capital Loss Capital Loss Carryover Expiring in			Capital Loss Carry Over		Capital Loss
Fund	2017	2018	2019	Short Term	Long-Term	Carryover
PL Floating Rate Loan	$—	($16,487)	$—	$—	$—	($16,487)
PL Managed Bond	—	—	—	(216,538)	—	(216,538)
PL Comstock	(1,791,441)	(20,214,447)	—	—	—	(22,005,888)
PL Growth LT	—	(18,416,497)	—	—	—	(18,416,497)
PL Large-Cap Value	(4,851,176)	(10,501,973)	(325,898)	—	—	(15,679,047)
PL Main Street Core	(2,767,952)	(23,775,193)	—	—	—	(26,543,145)
PL Mid-Cap Equity	—	(7,425,609)	—	—	—	(7,425,609)
PL Small-Cap Growth	(3,377)	(5,883,643)	—	—	—	(5,887,020)
PL Small-Cap Value	—	(5,895,087)	—	—	—	(5,895,087)
PL Real Estate	—	(8,860,152)	—	—	—	(8,860,152)
PL International Large-Cap	(1,530,732)	(8,295,134)	(2,652,163)	—	—	(12,478,029)
PL International Value	(6,971,246)	(38,541,418)	—	(3,027,169)	(471,191)	(49,011,024)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments as of March 31, 2012, were as follows:

Fund	Total Cost of Investments on Tax Basis	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Appreciation (Depreciation) on Other (1)	Net Unrealized Appreciation
PL Floating Rate Loan	$116,749,738	$1,447,112	($575,917)	$871,195	$—	$871,195
PL High Income	7,138,470	292,602	(21,420)	271,182	—	271,182
PL Inflation Managed	326,321,801	10,992,283	(3,150,835)	7,841,448	31,756	7,873,204
PL Managed Bond	625,580,965	13,010,617	(6,618,912)	6,391,705	(465,471)	5,926,234
PL Short Duration Bond	153,260,346	1,070,008	(281,194)	788,814	(2,831)	785,983
PL Short Duration Income	12,723,835	139,914	(5,374)	134,540	—	134,540
PL Strategic Income	17,267,996	409,897	(63,888)	346,009	—	346,009
PL Comstock	178,568,368	40,277,310	(11,750,495)	28,526,815	(768)	28,526,047
PL Growth LT	84,194,173	26,317,460	(1,893,285)	24,424,175	(53,396)	24,370,779
PL Large-Cap Growth	92,791,784	36,904,560	(948,038)	35,956,522	—	35,956,522
PL Large-Cap Value	204,325,914	63,187,334	(5,297,080)	57,890,254	—	57,890,254
PL Main Street Core	144,643,988	47,100,989	(1,517,036)	45,583,953	(58)	45,583,895
PL Mid-Cap Equity	143,220,657	22,435,011	(2,088,704)	20,346,307	—	20,346,307
PL Mid-Cap Growth	59,214,932	17,652,351	(3,005,438)	14,646,913	(1,339)	14,645,574
PL Small-Cap Growth	28,015,992	9,042,595	(974,532)	8,068,063	—	8,068,063
PL Small-Cap Value	68,923,369	18,614,626	(1,744,794)	16,869,832	(38)	16,869,794
PL Real Estate	35,120,772	19,191,808	(2,011,248)	17,180,560	—	17,180,560
PL Emerging Markets	68,732,531	20,092,284	(3,650,507)	16,441,777	(62,992)	16,378,785
PL International Large-Cap	171,352,590	40,064,844	(7,987,445)	32,077,399	2,234	32,079,633
PL International Value	104,452,338	10,391,724	(4,907,292)	5,484,432	(174,468)	5,309,964

(1)	Other includes net appreciation or deprecation on derivatives, securities sold short, unfunded loan commitments, and assets and liabilities in foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits in the Statement of Assets and Liabilities with a corresponding expense in the Statement of Operations. Each Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each Fund’s evaluation, as of and during the year or period ended March 31, 2012, each Fund did not record a liability for any unrecognized tax benefits. Each Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense in the Statements of Operations. During the year or period ended March 31, 2012, none of the Funds covered in this report incurred any interest or penalties. Each Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Each Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2009 through March 31, 2012 for Federal purposes and March 31, 2008 through March 31, 2012 for State purposes.

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the years or periods ended March 31, 2012 and 2011, were as follows:

	For the Year or Period Ended March 31, 2012			For the Year or Period Ended March 31, 2011
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PL Floating Rate Loan	$3,822,618	$—	$3,822,618	$2,039,771	$—	$2,039,771
PL High Income	117,780		117,780
PL Inflation Managed	16,846,737	3,055,973	19,902,710	7,414,873	—	7,414,873
PL Managed Bond	11,687,819	—	11,687,819	16,002,758	2,900,507	18,903,265
PL Short Duration Bond	1,583,339	194,538	1,777,877	939,371	239,146	1,178,517
PL Short Duration Income	59,453	—	59,453
PL Strategic Income	190,597	—	190,597
PL Comstock	2,469,410	—	2,469,410	1,377,486	—	1,377,486
PL Growth LT	536,165	—	536,165	—	—	—
PL Large-Cap Growth	—	1,890,797	1,890,797	—	—	—
PL Large-Cap Value	4,290,204	—	4,290,204	2,525,491	—	2,525,491
PL Main Street Core	1,459,944	—	1,459,944	914,905	—	914,905
PL Mid-Cap Equity	669,458	—	669,458	924,425	—	924,425
PL Mid-Cap Growth	510,818	7,026,231	7,537,049	1,329,323	3,924,652	5,253,975
PL Small Cap Value	1,046,454	—	1,046,454	707,726	—	707,726
PL Real Estate	324,119	—	324,119	338,875	—	338,875
PL Emerging Markets	436,893	1,469,566	1,906,459	940,708	—	940,708
PL International Large-Cap	2,241,781	—	2,241,781	1,187,271	—	1,187,271
PL International Value	3,217,735	—	3,217,735	2,011,876	—	2,011,876

12. RECLASSIFICATION OF ACCOUNTS

During the year or period ended March 31, 2012, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2012. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of swap income, paydown gain/loss, partnership income, foreign currency transactions, non-deductible expenses, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PL High Income	($6,381)	$6,381	$—
PL Inflation Managed	—	1,001,810	(1,001,810)
PL Managed Bond	—	5,578,328	(5,578,328)
PL Short Duration Bond	—	272,002	(272,002)
PL Short Duration Income	(6,817)	6,817	—
PL Strategic Income	(8,855)	8,855	—
PL Comstock	—	(181)	181
PL Growth LT	—	169,682	(169,682)
PL Large-Cap Growth	(185,189)	185,189	—
PL Large-Cap Value	—	6,313	(6,313)
PL Main Street Core	(897)	119,660	(118,763)
PL Mid-Cap Growth	—	343,089	(343,089)
PL Small-Cap Growth	(92,412)	96,124	(3,712)
PL Small-Cap Value	—	(118,112)	118,112
PL Real Estate	—	(3)	3
PL Emerging Markets	—	(97,598)	97,598
PL International Large-Cap	—	(38,459)	38,459
PL International Value	—	914,969	(914,969)

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the years or periods ended March 31, 2012 and 2011 were as follows:

	PL Floating Rate Loan Fund (1)		PL High Income Fund (2)		PL Inflation Managed Fund (1)		PL Managed Bond Fund (1)
	Year ended	Year ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class A
Shares sold		783,698				1,956,632		3,125,323
Dividends and distribution reinvested		59,430				192,834		476,813
Shares repurchased		(26,716)				(481,900)		(717,827)
Converted to Class P shares		(6,194,222)				(16,468,262)		(24,830,341)

Net decrease		(5,377,810)				(14,800,696)		(21,946,032)
Beginning shares outstanding		5,377,810				14,800,696		21,946,032

Ending shares outstanding		—				—		—

Class P
Shares sold	2,778,851	2,473,194			5,832,301	6,605,011	11,330,537	11,171,594
Dividends and distributions reinvested	391,261	147,193			1,868,799	529,088	1,103,666	1,296,521
Shares repurchased	(570,742)	(314,282)			(2,797,468)	(1,823,688)	(2,937,545)	(2,036,265)
Converted from Class A Shares	—	6,194,222			—	16,468,262	—	24,830,341

Net increase	2,599,370	8,500,327			4,903,632	21,778,673	9,496,658	35,262,191
Beginning shares outstanding	8,500,327	—			21,778,673	—	35,262,191	—

Ending shares outstanding	11,099,697	8,500,327			26,682,305	21,778,673	44,758,849	35,262,191

Class I
Shares sold			700,000
Dividends and distribution reinvested			11,256
Shares repurchased			—

Net increase			711,256
Beginning shares outstanding			—

Ending shares outstanding			711,256

	PL Short Duration Bond Fund (1)		PL Short Duration Income Fund (2)		PL Strategic Income Fund (2)		PL Comstock Fund (1)
	Year ended	Year ended	Period ended	Year ended	Period ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class A
Shares sold		1,426,601						840,641
Dividends and distribution reinvested		22,578						25,075
Shares repurchased		(94,972)						(199,075)
Converted to Class P shares		(8,923,737)						(12,653,081)

Net decrease		(7,569,530)						(11,986,440)
Beginning shares outstanding		7,569,530						11,986,440

Ending shares outstanding		—						—

Class P
Shares sold	4,052,837	4,291,769					3,553,403	2,223,407
Dividends and distributions reinvested	178,681	95,117					225,311	99,619
Shares repurchased	(872,644)	(1,239,556)					(880,653)	(1,248,603)
Converted from Class A Shares	—	8,923,737					—	12,653,081

Net increase	3,358,874	12,071,067					2,898,061	13,727,504
Beginning shares outstanding	12,071,067	—					13,727,504	—

Ending shares outstanding	15,429,941	12,071,067					16,625,565	13,727,504

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Short Duration Bond Fund (1)		PL Short Duration Income Fund (2)		PL Strategic Income Fund (2)		PL Comstock Fund (1)
	Year ended	Year ended	Period ended	Year ended	Period ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class I
Shares sold			1,202,305		1,692,857
Dividends and distribution reinvested			5,874		18,364
Shares repurchased			—		—

Net increase			1,208,179		1,711,221
Beginning shares outstanding			—		—

Ending shares outstanding			1,208,179		1,711,221

	PL Growth LT Fund (1)		PL Large Cap Growth Fund (1)		PL Large Cap Value Fund (1)		PL Main Street Core Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class A
Shares sold		515,246		565,551		1,490,054		1,015,605
Dividends and distribution reinvested		—		—		51,066		12,032
Shares repurchased		(175,781)		(200,745)		(329,474)		(18,854)
Converted to Class P shares		(8,299,570)		(8,286,576)		(16,781,975)		(17,231,149)

Net decrease		(7,960,105)		(7,921,770)		(15,570,329)		(16,222,366)
Beginning shares outstanding		7,960,105		7,921,770		15,570,329		16,222,366

Ending shares outstanding		—		—		—		—

Class P
Shares sold	1,423,438	1,755,602	2,164,349	3,571,915	3,684,819	4,330,848	2,375,126	2,582,319
Dividends and distributions reinvested	47,701	—	220,116	—	390,728	190,557	150,046	82,836
Shares repurchased	(2,515,096)	(752,995)	(573,437)	(1,122,789)	(2,423,173)	(1,591,279)	(929,081)	(4,310,264)
Converted from Class A Shares	—	8,299,570	—	8,286,576	—	16,781,975	—	17,231,149

Net increase (decrease)	(1,043,957)	9,302,177	1,811,028	10,735,702	1,652,374	19,712,101	1,596,091	15,586,040
Beginning shares outstanding	9,302,177	—	10,735,702	—	19,712,101	—	15,586,040	—

Ending shares outstanding	8,258,220	9,302,177	12,546,730	10,735,702	21,364,475	19,712,101	17,182,131	15,586,040

	PL Mid-Cap Equity Fund (1)		PL Mid-Cap Growth Fund (1)		PL Small-Cap Growth Fund (1)		PL Small-Cap Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class A
Shares sold		949,982		117,550		27,664		157,009
Dividends and distribution reinvested		5,986		66,283		—		8,614
Shares repurchased		(377,103)		(620,970)		(234,932)		(160,735)
Converted to Class P shares		(12,316,799)		(6,101,628)		(2,523,721)		(4,458,487)

Net decrease		(11,737,934)		(6,538,765)		(2,730,989)		(4,453,599)
Beginning shares outstanding		11,737,934		6,538,765		2,730,989		4,453,599

Ending shares outstanding		—		—		—		—

Class P
Shares sold	3,794,349	1,862,192	1,280,313	860,631	603,780	717,380	1,315,442	3,207,574
Dividends and distributions reinvested	72,609	89,164	994,334	495,234	—	—	106,890	65,004
Shares repurchased	(806,734)	(1,283,576)	(250,642)	(1,187,382)	(257,367)	(521,752)	(468,973)	(540,987)
Converted from Class A Shares	—	12,316,799	—	6,101,628	—	2,523,721	—	4,458,487

Net increase	3,060,224	12,984,579	2,024,005	6,270,111	346,413	2,719,349	953,359	7,190,078
Beginning shares outstanding	12,984,579	—	6,270,111	—	2,719,349	—	7,190,078	—

Ending shares outstanding	16,044,803	12,984,579	8,294,116	6,270,111	3,065,762	2,719,349	8,143,437	7,190,078

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Real Estate		PL Emerging		PL International		PL International
	Fund (1)		Markets Fund (1)		Large-Cap Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Class A
Shares sold		18,349		64,136		899,940		1,269,450
Dividends and distribution reinvested		7,759		—		76,898		61,755
Shares repurchased		(423,437)		(7,619)		(104,013)		(170,122)
Converted to Class P shares		(3,535,609)		(3,969,965)		(8,682,775)		(10,552,384)

Net decrease		(3,932,938)		(3,913,448)		(7,809,950)		(9,391,301)
Beginning shares outstanding		3,932,938		3,913,448		7,809,950		9,391,301

Ending shares outstanding		—		—		—		—

Class P
Shares sold	1,025,141	688,375	2,024,174	1,054,854	5,074,872	1,645,551	3,744,103	1,627,362
Dividends and distributions reinvested	28,862	24,982	162,945	64,256	172,048	17,428	424,503	167,784
Shares repurchased	(523,132)	(596,295)	(257,654)	(710,469)	(739,664)	(1,366,892)	(768,129)	(2,855,965)
Converted from Class A Shares	—	3,535,609	—	3,969,965	—	8,682,775	—	10,552,384

Net increase	530,871	3,652,671	1,929,465	4,378,606	4,507,256	8,978,862	3,400,477	9,491,565
Beginning shares outstanding	3,652,671	—	4,378,606	—	8,978,862	—	9,491,565	—

Ending shares outstanding	4,183,542	3,652,671	6,308,071	4,378,606	13,486,118	8,978,862	12,892,042	9,491,565

(1)	Class A shares were converted to Class P shares on July 2, 2010 (see Note 1 to Financial Statements).
(2)	The PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Funds commenced operations on December 19, 2011.

14. OTHER TAX INFORMATION (Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year or period ended March 31, 2012 is as follows:

Fund	Percentage
PL Inflation Managed	0.05%
PL Managed Bond	1.63%
PL Comstock	100.00%
PL Growth LT	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	25.96%
PL Small-Cap Value	100.00%
PL Real Estate	5.86%
PL International Large-Cap	1.46%

For the year or period ended March 31, 2012 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PL Inflation Managed	0.05%
PL Managed Bond	1.63%
PL Strategic Income	0.02%
PL Comstock	100.00%
PL Growth LT	100.00%
PL Large-Cap Value	100.00%
PL Main Street Core	100.00%
PL Mid-Cap Equity	100.00%
PL Mid-Cap Growth	34.07%
PL Small-Cap Value	100.00%
PL Real Estate	13.01%
PL Emerging Markets	93.24%
PL International Large-Cap	100.00%
PL International Value	96.17%

PACIFIC LIFE FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2013.

The following Funds designated the listed amounts as long-term capital gain dividends during the year or period ended March 31, 2012. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PL Inflation Managed	$3,789,008
PL Short Duration Bond	240,665
PL Large-Cap Growth	2,866,749
PL Mid-Cap Growth	7,026,231
PL Emerging Markets	1,469,566

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of

Pacific Life Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PL Floating Rate Loan Fund, PL High Income Fund, PL Inflation Managed Fund, PL Managed Bond Fund, PL Short Duration Bond Fund, PL Short Duration Income Fund, PL Strategic Income Fund, PL Comstock Fund, PL Growth LT Fund, PL Large-Cap Growth Fund, PL Large-Cap Value Fund, PL Main Street Core Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth Fund, PL Small-Cap Growth Fund, PL Small-Cap Value Fund, PL Real Estate Fund, PL Emerging Markets Fund, PL International Large-Cap Fund, and PL International Value Fund (collectively the “Funds”) (twenty of twenty-eight funds comprising the Pacific Life Funds) as of March 31, 2012, and the related statements of operations for the year then ended (as to the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund, for the period from commencement of operations through March 31, 2012), the statements of changes in net assets for each of the two years in the period then ended (as to the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund, for the period from commencement of operations through March 31, 2012), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2012, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 25, 2012

E-1

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2011 to March 31, 2012.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/12” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/11-03/31/12” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2011 to March 31, 2012.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/11-03/31/12.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Note 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/11	Ending Account Value at 03/31/12	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/11 - 03/31/12
PL Floating Rate Loan Fund
Actual Fund Return
Class P	$1,000.00	$1,063.20	0.80%	$4.13
Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04

PL High Income Fund (2)
Actual Fund Return
Class I (2)	$1,000.00	$1,075.00	0.80%	$2.36
Hypothetical
Class I (2)	$1,000.00	$1,021.00	0.80%	$4.04

PL Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$1,042.80	0.56%	$2.86
Hypothetical
Class P	$1,000.00	$1,022.20	0.56%	$2.83

PL Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,042.10	0.55%	$2.81
Hypothetical
Class P	$1,000.00	$1,022.25	0.55%	$2.78

PL Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,014.20	0.55%	$2.77
Hypothetical
Class P	$1,000.00	$1,022.25	0.55%	$2.78

PL Short Duration Income Fund (2)
Actual Fund Return
Class I (2)	$1,000.00	$1,021.00	0.60%	$1.72
Hypothetical
Class I (2)	$1,000.00	$1,022.00	0.60%	$3.03

PL Strategic Income Fund (2)
Actual Fund Return
Class I (2)	$1,000.00	$1,052.20	0.80%	$2.33
Hypothetical
Class I (2)	$1,000.00	$1,021.00	0.80%	$4.04

PL Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,262.90	0.89%	$5.03
Hypothetical
Class P	$1,000.00	$1,020.55	0.89%	$4.50

F-1	See explanation of references on page F-2

PACIFIC LIFE FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/11	Ending Account Value at 03/31/12	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/11 - 03/31/12
PL Growth LT Fund
Actual Fund Return
Class P	$1,000.00	$1,254.50	0.70%	$3.95
Hypothetical
Class P	$1,000.00	$1,021.50	0.70%	$3.54

PL Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,296.70	0.88%	$5.05
Hypothetical
Class P	$1,000.00	$1,020.60	0.88%	$4.45

PL Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,259.20	0.80%	$4.52
Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04

PL Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,281.90	0.60%	$3.42
Hypothetical
Class P	$1,000.00	$1,022.00	0.60%	$3.03

PL Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,239.50	0.80%	$4.48
Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04

PL Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,202.00	0.85%	$4.68
Hypothetical
Class P	$1,000.00	$1,020.75	0.85%	$4.29

PL Small-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,291.90	0.75%	$4.30
Hypothetical
Class P	$1,000.00	$1,021.25	0.75%	$3.79

PL Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,213.30	0.90%	$4.98
Hypothetical
Class P	$1,000.00	$1,020.50	0.90%	$4.55

PL Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$1,283.20	1.05%	$5.99
Hypothetical
Class P	$1,000.00	$1,019.75	1.05%	$5.30

	Beginning Account Value at 10/01/11	Ending Account Value at 03/31/12	Annualized Expense Ratio	Expenses Paid During the Period (1) 10/01/11 - 03/31/12
PL Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,193.20	0.95%	$5.21
Hypothetical
Class P	$1,000.00	$1,020.25	0.95%	$4.80

PL International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,210.20	1.00%	$5.53
Hypothetical
Class P	$1,000.00	$1,020.00	1.00%	$5.05

PL International Value Fund
Actual Fund Return
Class P	$1,000.00	$1,173.70	0.80%	$4.35
Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04

(1)	Expenses paid during the six-month period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.
(2)	This Fund commenced operations on December 19, 2011. The actual fund return and expenses paid during the period by this fund were for the period from December 19, 2011 to March 31, 2012, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

F-2

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2012. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INDEPENDENT TRUSTEES
Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	78

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	78

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	78

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	78

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	78

F-3	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	78

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to 12/10), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Director (9/11 to present) of Pacific Life Reinsurance (Barbados) Ltd; Board Member (1/12 to present) and Director (9/11 to 12/11) of Pacific Services Canada Ltd; Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President of Finance (7/03 to 11/03), New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	78

F-4	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS (Continued)
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	78

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	78

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund	78

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	78

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	78

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Select Fund.	78

F-5	See explanation of symbols on page F-6

PACIFIC LIFE FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**
INTERESTED PERSONS (Continued)
Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present), and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present); Assistant Vice President (4/02 to 3/11) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (12/11 to present), Assistant Secretary (4/05 to present), and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	78

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	78

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
**	As of March 31, 2012, the “Fund Complex” consisted of Pacific Life Funds (28 funds) and Pacific Select Fund (50 portfolios).

F-6

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and directly manages the PL Money Market, PL Income and PL Floating Rate Income Funds (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds (the “Asset Allocation Funds,” and together with the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds (other than the PL High Income, PL Short Duration Income and PL Strategic Income Funds, which are new funds and are discussed below), PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12-13, 2011.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Fund Manager that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. The Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewals. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the renewals, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Fund Management Agreements

In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Fund Oversight and Supervision - PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Funds.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Fund performance and the performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

that PLFA uses these tools to identify Funds that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Fund Managers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Trustees noted that PLFA provides the Trustees with analysis of this data over rolling periods to assist the Trustees in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA conducts periodic due diligence on Fund Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Fund Manager’s investment process and to seek to identify issues that may be relevant to a Fund Manager’s services to a Fund or a Fund’s performance, including, but not limited to, the financial strength of a Fund Manager, significant staffing changes that could affect a Fund, material changes in a Fund Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers. With respect to the PAM Managed Funds, the Trustees considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Fund Managers. The Trustees also considered that PLFA directly manages the Asset Allocation Funds.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Trust securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Asset Allocation Funds and the transition from one Fund Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Fund Manager transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its compliance monitoring of the Fund Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed, throughout the year, information on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Funds, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

Fund Management – PLFA and the Fund Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Fund Managers, including copies of each existing Advisory Agreement and Fund Management Agreement; copies of the Form ADV for PLFA and each Fund Manager; financial information relating to PLFA and each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Fund Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA, including its PAM unit, and each Fund Manager and continuing the Advisory Agreement and Fund Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA, including its PAM unit, and the Fund Managers. The Trustees noted the fund management services that have been provided by PLFA or PAM to the Directly Managed Funds and the fund management services that have been provided by the Fund Managers to the other Funds. The Trustees considered the quality of the fund management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of PLFA and the Fund Managers, including the background and experience of PLFA, including its PAM unit, and each of the Fund Managers’, and the expertise of PLFA, its PAM unit, and each Fund Manager’s fund management team, as well as the investment methodology used by PLFA, its PAM unit, and the Fund Manager.

The Trustees further noted the compliance monitoring conducted on an ongoing basis by PLFA, including PAM, and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA and each Fund Manager’s written compliance policies and procedures, including the assessment of PLFA and each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Fund Manager’s code of ethics. The Trustees also considered that PLFA and each Fund Manager continue to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

2. Investment Results

The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Fund’s performance record for up to the last ten calendar years, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Funds outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approaches used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. The Trustees noted that many of the best investment advisory firms consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a strong record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted only the Directly Managed Funds are open to new investors.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation and income funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the applicable Fund Management Agreements will benefit each Fund and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Fund Manager and the portion retained by PLFA, and operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Funds. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Funds.

The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Fund Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund. The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and the profitability of PLFA and the Fund Managers.

PLFA and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the information available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds. The Board considered

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Funds, both including and excluding distribution costs. The Board noted that the Funds are not projected to produce profits for PLFA for the year ended December 31, 2011, and considered that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted the projected profitability of the Funds to PLFA in the near-term and noted that PLFA and its affiliates continue to subsidize and reimburse expenses for many of the Funds.

The Trustees also reviewed information regarding the structure and manner in which PLFA and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Fund Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the differences in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustee noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, and its and its affiliates’ consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationships with the Funds, including information about various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA and its affiliates, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft dollars by certain Fund Managers. The Trustees also considered information concerning other significant economic relationships between the Fund Managers and their affiliates, and PLFA and its affiliates, and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, found that (i) the compensation payable under the Advisory Agreement and each applicable Fund Management Agreement is fair and reasonable; and (ii) the renewal of the Advisory Agreement and each applicable Fund Management Agreement is in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Fund Management Agreement but indicated that the Board based its determination on the total mix of information available to it.

Approval of Advisory Agreement with PLFA with Respect to the PL High Income, PL Short Duration Income and PL Strategic Income Funds

At an in-person meeting on September 15, 2011, the Board, including all of the Independent Trustees, approved the establishment and designation of the PL High Income, PL Short Duration Income and PL Strategic Income Funds (the “New Funds”). PLFA will directly manage the New Funds under the name, Pacific Asset Management. In connection with the approval of the New Funds, the Board also approved the Advisory Agreement with PLFA with respect to the New Funds.

In evaluating the Advisory Agreement with respect to the New Funds, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the other Funds; its direct management of certain of those Funds; the experience, capability and integrity of its senior management and other

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance, security valuation and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the adviser to each of the New Funds and to directly manage the New Funds within its PAM unit in light of the nature, extent, and quality of services expected to be provided. The Trustees considered the ability of PLFA and PAM to provide an appropriate level of support and resources to each New Fund and whether PLFA and PAM have sufficiently qualified personnel to provide the investment management, compliance and monitoring services required for the new Funds. The Trustees based this review on information and materials provided to them by PLFA and PAM. The Trustees also considered the background and experience of PLFA and PAM’s senior management and the significant amount of attention expected to be given to each New Fund by PLFA and PAM’s management and staff. The Trustees also considered various materials relating to PLFA and PAM, including copies of PLFA’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation.

The Trustees considered that under the Advisory Agreement, PLFA would be responsible for providing the investment management services for each New Fund, including investment research, advice and supervision, and determining which securities and other investments would be purchased or sold by each New Fund. The Trustees considered that the investment management services would be provided by the PAM unit, and that other units of PLFA would provide monitoring, compliance and other services, including reporting to the Board. The Trustees considered the quality of the management services expected to be provided to each New Fund over both the short- and long-term, the organizational depth and resources of PLFA (including PAM), including the background and experience of PAM’s management and the expertise of the fund management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy. In making these assessments, the Trustees were aided by the in-person presentation and materials provided by PLFA and PAM. The Trustees noted that PLFA serves as adviser to each Fund of the Trust and directly manages, within its PAM business unit, the PL Income, PL Floating Rate Income and PL Money Market Funds, each a series of the Trust, and the Cash Management and High Yield Bond Portfolios, each a series of Pacific Select Fund. The Board noted that PLFA would monitor numerous investment, performance and compliance metrics for the New Funds over daily, weekly, monthly, quarterly and annual periods.

The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Fund, including assistance with security valuation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordinating the services of other service providers to the Trust. In addition, the Trustees considered that they had previously reviewed and approved PLFA’s written compliance policies and procedures and that the Trust’s CCO had previously provided an assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics. The Trustees further noted the compliance monitoring to be conducted on an ongoing basis by PLFA, including PAM, and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations and the resources that PLFA, including PAM, dedicates to its compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management, compliance and monitoring services anticipated to be provided by PLFA to each New Fund under the PLFA Advisory Agreement.

2. Performance

The Trustees considered PLFA’s experience managing funds directly by PAM and its qualifications to manage each New Fund. Because this consideration related to newly organized funds, no actual performance records were available. However, the Trustees considered the investment process and techniques to be used by PAM for each New Fund and PAM’s experience directly managing other Funds, two portfolios of Pacific Select Fund, and Pacific Life Insurance Company’s general account, as well as the factors concerning performance in connection with its consideration of this matter, as described below.

The Trustees considered information about the historical performance of accounts managed by the same fund management team that would manage each New Fund according to the strategies proposed to be used by each New Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against pertinent benchmark indices and peer groups for the year-to-date and most recent one- and three-year periods as of June 30, 2011. The Trustees also considered the Comparable Performance against pertinent benchmark indexes and Morningstar peer groups, as available, for the 2008, 2009 and 2010 calendar year periods.

The Board determined that the performance record of PAM’s investment team was acceptable.

3. Advisory Fees

The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fees and total operating expenses for each New Fund. The Trustees reviewed the advisory fees and estimated total operating expense ratios for each New Fund and compared

PACIFIC LIFE FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

AND FUND MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

such amounts with the average fee and expense levels of other funds in applicable peer fund groups. The Trustees also noted that each New Fund was subject to expense limits agreed to by PLFA. The Trustees considered that the proposed advisory fee rates would be in line with industry averages for similar funds based on the data presented to the Board.

The Board concluded that the compensation payable under the PLFA Advisory Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information regarding PLFA’s projected costs of sponsoring each New Fund and information regarding the anticipated potential profitability of each New Fund to PLFA.

Costs and Profitability. The Trustees considered the cost of services to be provided and projected profits to be realized by PLFA from the relationship with each New Fund based on the projected assets, and income and expenses of PLFA in its relationship with each New Fund. The Trustees noted that this information contains estimates because there is no actual operating history for any of the New Funds. The Trustees considered the overall financial soundness of PLFA. The Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the PLFA Advisory Agreement. The Trustees reviewed the revenues and other benefits that are expected to be derived by PLFA from each New Fund.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by each New Fund and the Trust as assets grow. Because the New Funds do not have any operating history and no assets, no economies of scale exist at this time with respect to any of the New Funds. The Trustees also noted that the advisory fee schedule for each of the New Funds does not contain breakpoints, but there is an expense limitation agreement in place for each New Fund and that PLFA had stated it would consider the implementation of breakpoints in the future, as warranted.

The Board concluded that the fee structure of each New Fund reflected in the PLFA Advisory Agreement was fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and its affiliates as a result of its relationship with each New Fund, including fees for administrative services and reimbursement at an approximate cost basis for certain support services. The Trustees considered that PAM represented that it does not anticipate utilizing soft dollars or an affiliated broker dealer for trades. The Trustees considered that the potential benefits that could be derived by PLFA and PAM from their relationships with each New Fund may include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds.

6. Conclusion

Based on its review, including the consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, found that: (i) the compensation payable under the PLFA Advisory Agreement is fair and reasonable; and (ii) the PLFA Advisory Agreement is in the best interests of each New Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC LIFE FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Website at www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at www.pacificlife.com/pacificlifefunds.htm. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Pacific Life Funds

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s Prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The Prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s Prospectus, SAI (including Proxy Voting Policies) and the Portfolio Optimization Funds’ annual and semi-annual reports are available:

•	On the Trust’s Website at www.pacificlife.com/pacificlifefunds.htm

•	On the SEC’s Website at www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal years ended March 31, 2012 and 2011 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $422,786 and $378,437, respectively.

Audit-Related Fees

(b)	There were no aggregate fees billed for the fiscal years ended March 31, 2012 and 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed for the fiscal years ended March 31, 2012 and 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,800 and $79,350, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2012 and 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2012 and 2011 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $120,300 and $84,350, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof- attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	June 8, 2012

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	June 8, 2012